[GRAPHIC]

[WELLS FARGO FUNDS LOGO]

WELLS FARGO MONEY MARKET TRUSTS

SEMI-ANNUAL REPORT

CALIFORNIA TAX-FREE MONEY MARKET TRUST

MONEY MARKET TRUST

NATIONAL TAX-FREE MONEY MARKET TRUST


SEPTEMBER 30, 2002

                                                             MONEY MARKET TRUSTS

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                              1

MONEY MARKET OVERVIEW                                               2

PRIMARY INVESTMENTS                                                 4

PERFORMANCE HIGHLIGHTS

   CALIFORNIA TAX-FREE MONEY MARKET TRUST                           5
   MONEY MARKET TRUST                                               6
   NATIONAL TAX-FREE MONEY MARKET TRUST                             7

PORTFOLIO OF INVESTMENTS

   CALIFORNIA TAX-FREE MONEY MARKET TRUST                           8
   MONEY MARKET TRUST                                              14
   NATIONAL TAX-FREE MONEY MARKET TRUST                            16

FINANCIAL STATEMENTS

   STATEMENTS OF ASSETS AND LIABILITIES                            24
   STATEMENTS OF OPERATIONS                                        25
   STATEMENTS OF CHANGES IN NET ASSETS                             26
   FINANCIAL HIGHLIGHTS                                            28

NOTES TO FINANCIAL STATEMENTS                                      31

BOARD OF TRUSTEES                                                  33

LIST OF ABBREVIATIONS                                              35

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

DEAR VALUED SHAREHOLDERS,

    This semi-annual report details information about the portfolio positioning and performance of the Wells Fargo money market funds for the six-month period ended September 30, 2002.

    Money market mutual funds felt the impact of a "flight to quality" from volatile stocks to the relative safety of bonds over the reporting period. The S&P 500 Index logged its worst performance in nearly 15 years with a 17% decline during the third quarter, leaving the benchmark on course for its third straight annual decline. Amid ongoing market volatility and an uncertain outlook for equities, many investors chose to reduce their stock holdings and place their proceeds in money market funds.

FALTERING STOCKS AND LOW INTEREST RATES SET THE STAGE FOR BONDS

    During the period, the Wells Fargo money market funds achieved their primary investment objectives of providing stable net asset values and liquidity. Money market returns reflected the low interest rate environment during the period as short-term interest rates at the end of the period fell to 1.75%, their lowest level in 40 years, as the Federal Reserve Board (the Fed) repeatedly tried to spark economic growth through multiple rate reductions.

    Declining interest rates were caused by other factors as well. For example, falling interest rates caused a flood of mortgage refinancing activity, which caused investors to abandon mortgage-backed securities for U.S. Treasury securities, thereby driving down interest rates. The exodus from stocks into U.S. Treasury securities and other money market instruments also triggered interest rate declines. Going forward, the economy is expected to grow nearly 2.5% -- a modest growth rate that should keep the Fed from changing interest rates.

    Looking ahead, the stock market will continue to set the stage for the bond market for the remainder of the year, with any earnings-induced rally impacting bond returns and triggering a reversal of capital from U.S. Treasury securities back to stocks. Also, both investment and non-investment grade yield differences are unusually wide by historical standards compared to U.S.Treasury securities. Both ultimately should benefit from an improved outlook for credit quality, a development associated with an earnings-related stock market rally. Tax-free municipal securities should also continue to be supported by relatively attractive yields now that after-tax yields are near parity with comparable U.S.Treasury securities. If the economy can post sustainable gains, then interest rates should begin to rise. Yet, should the economy falter, the Fed could trim short-term rates once again.

    Regardless of the interest rate outlook, your investment professional can help you design a strategy that meets your specific income needs, investment time frame and risk tolerance.

    As always, if you have any questions about your investments in Wells Fargo Funds, please contact your investment professional, or call us at 1-800-222-8222. You can also find answers to many of your questions online at www.wellsfargofunds.com.

    Thank you for your investment in WELLS FARGO FUNDS.


  Sincerely,

  /s/ Michael J. Hogan

  Michael J. Hogan
  President
  WELLS FARGO FUNDS

                                                           MONEY MARKET OVERVIEW

MONEY MARKET OVERVIEW

    This report covers the six-month period ended September 30, 2002.

    After rising early in the year, interest rates have begun to decline. Slow economic growth and tame inflation allowed the Federal Reserve Board (the Fed) to leave the key Federal funds rate unchanged at 1.75% during the second and third quarters -- the lowest rate in four decades. Against this backdrop, the dramatic inflows into money market funds fell from $2.21 trillion last fiscal year to $2.11 trillion this year.

U.S. TREASURY SECURITIES

    The U.S. Treasury market was influenced by events that affected the stock market. As hopes for a quick economic recovery faded and stocks relinquished their second quarter gains, investors fled to the safety and security of the U.S Treasury market. As a result, spreads between U.S.Treasury and other money market instruments widened. However, spreads narrowed at the end of the reporting period due, in part, to low short-term interest rates.

U.S. GOVERNMENT AGENCY SECURITIES

    U.S. Government agency securities rates began the period fairly wide to the London Interbank Offered Rate (LIBOR) -- a rate that the most creditworthy international banks dealing in euros charge each other for large loans -- only to end the third quarter of 2002 with a more narrow spread. Narrowing spreads reflected several factors, including low interest rates and concerns about reinvestment risk at government-sponsored mortgage lenders.

PRIME MONEY MARKET SECURITIES

    Although the Fed left short-term rates unchanged during the period, investors continued to anticipate a rate cut amid a stalling economy. This outlook sent longer-term money market rates significantly lower.

    The Federal funds short-term rate held steady over the past six months, opening and closing at 1.75%. Yet yields on longer-term money market rates plummeted, with yields on securities maturing between one day to one year slipping to 1.75%. Three-month LIBOR rates drifted downward from 2% in late March to 1.75%, while 12-month LIBOR rates plunged from 2% to 1.75% during the period.

    The supply of money market instruments - particularly commercial paper - decreased throughout the year. Low interest rates enticed some borrowers to issue longer-term bonds instead of commercial paper, while new financing methods allowed others to move their borrowings off their balance sheets. As of September 30, total industrial commercial paper stood at $161 billion, less than half that of the $352 billion reached in August 2000, and roughly equal to the amount outstanding at the end of 1996. Although some of the issuance of commercial paper was transferred to non-industrial issuers, the overall commercial paper market was 17% smaller in September 2002 than in August 2000. Also, credit quality still remains a major concern as the pace of rating downgrades continues to outnumber the few upgrades.

TAX-FREE SECURITIES

    The supply of variable notes continued to escalate in order to meet demand. Typically, variable rates drop until cash flows hit money market funds. However, this didn't occur this year and due to increased supply, the yield curve ultimately inverted, with variable notes yielding 15 basis points more than one-year paper.


    At the same time, vast amounts of municipal securities issued by California led to narrowing spreads against the general market paper. In fact, from April 2002 to late September 2002, spreads on one-year California and national security spreads narrowed from 20 basis points to an even yield. Amid the issuance activity, California's $11.5 billion (DWR) bond deal loomed over the marketplace. Keep in mind that the sheer size of the DWR deal may push yields for both California and national issues to taxable levels.


STRATEGIC OUTLOOK

    The combination of increasing money market fund assets and a contraction in the supply of possible investments has compressed credit quality spreads. Some funds have sought out new types of investments or made aggressive bets on the direction of interest rates in order to boost yields. We have taken a more conservative position based on the funds' objectives and intend to wait to invest in such new types of investments until they prove themselves in the marketplace in an effort to protect shareholders.

                                                             PRIMARY INVESTMENTS

  PRIMARY INVESTMENTS*

                                                                                   CERTIFICATES
                                 U.S.                      U.S.                    OF DEPOSIT/                 FLOATING/
                               TREASURY    REPURCHASE   GOVERNMENT    COMMERCIAL      BANKERS       TIME     VARIABLE RATE
                              SECURITIES   AGREEMENTS   OBLIGATIONS     PAPER      ACCEPTANCES    DEPOSITS    NOTES/BONDS
  Money Market                    X             X            X            X              X            X            X

  National Tax-Free

  California Tax-Free

                               MORTAGE
                              AND OTHER
                                ASSET-
                                BACKED     CORPORATE     MUNICIPAL
                              SECURITIES   NOTES/BONDS  OBLIGATIONS
  MONEY MARKET                     X            X

  National Tax-Free                                          X

  California Tax-Free                                        X

----------
* The chart highlights some of the primary investments that the Trusts may make as part of their investment strategies. The chart does not identify all of the permitted investments for each Trust.

PERFORMANCE HIGHLIGHTS

CALIFORNIA TAX-FREE MONEY MARKET TRUST

INVESTMENT OBJECTIVE

  The Wells Fargo California Tax-Free Money Market Trust (the Trust) seeks high current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.

TRUST MANAGERS
  Dave Sylvester
  Mary Gail Walton, CFA

INCEPTION DATE
  05/05/97

  AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)

                                                                                   6-MONTH*   1-YEAR   5-YEAR   LIFE OF FUND
  Wells Fargo California Tax-Free Money Market Trust                                 0.66      1.37     2.71        2.75

  Benchmark

    iMoneyNet California State Specific Institutional Money Fund Average(2)          0.51      1.08     2.72        2.78

* RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

  YIELD SUMMARY (AS OF SEPTEMBER 30, 2002)

  7-Day Current Yield                           1.42%

  7-Day Compound Yield                          1.43%

  30-Day Simple Yield                           1.27%

  30-Day Compound Yield                         1.27%

  CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

  Average Maturity                           29 days

  Number of Holdings                             162

  PORTFOLIO COMPOSITION(3) (AS OF SEPTEMBER 30, 2002)

[CHART]

Municipal Demand Notes                   77%
Municipal Notes                          12%
Municipal Commercial Paper               10%
Municipal Put Bonds                       1%

  MATURITY DISTRIBUTION (AS OF SEPTEMBER 30, 2002)

[CHART]

Overnight                                23.0%
2-14 days                                59.0%
15-29 days                                3.0%
30-59 days                                2.0%
60-89 days                                6.0%
90-179 days                               1.0%
270+ days                                 6.0%

  The Trust is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to a continued investment in the Trust and are described in the Trust's Statement of Additional Information. An investment in a Wells Fargo Money Market Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Money Market Trusts seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment returns will fluctuate. The Trust's yield figures more closely reflect the current earnings of the Trust than the total return figures. The Trust's Adviser has committed through July 31, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Trust. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Trust's returns would have been lower.
  Performance shown for the Wells Fargo California Tax-Free Money Market Trust for periods prior to November 8, 1999, reflects performance of the Stagecoach California Tax-Free Money Market Trust, its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach Funds were reorganized into the Wells Fargo Funds.
(2) The iMoneyNet California State Specific Institutional Money Fund Average is an average of California institutional state tax-free and municipal money funds.
(3) Portfolio holdings are subject to change.

MONEY MARKET TRUST

INVESTMENT OBJECTIVE

  The Wells Fargo Money Market Trust (the Trust) seeks current income and stability of principal.

TRUST MANAGERS
  Dave Sylvester
  Laurie White

INCEPTION DATE
  9/17/90

  AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)

                                                                 6-MONTH*   1-YEAR   5-YEAR     10-YEAR
  Wells Fargo Money Market Trust                                   0.88      2.01     4.83        4.72

  Benchmark

    iMoneyNet First Tier Institutional Money Fund Average(2)       0.76      1.73     5.00        5.64

* RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

  YIELD SUMMARY (AS OF SEPTEMBER 30, 2002)

  7-Day Current Yield                       1.69%

  7-Day Compound Yield                      1.70%

  30-Day Simple Yield                       1.68%

  30-Day Compound Yield                     1.69%

  CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

  Average Maturity                          54 days

  Number of Holdings                             67

  PORTFOLIO COMPOSITION(3) (AS OF SEPTEMBER 30, 2002)

[CHART]

Commercial Paper                                69%
Floating/Variable Rate Bonds/Notes              21%
Certificates of Deposits                         4%
Repurchase Agreements                            2%
Short Term Corp Bond                             2%
Time Deposits                                    2%

  MATURITY DISTRIBUTION (AS OF SEPTEMBER 30, 2002)

[CHART]

Overnight                                       10%
2-14 days                                       17%
15-29 days                                      20%
30-59 days                                      23%
60-89 days                                      11%
90-179 days                                     16%
180-269 days                                     3%

  The Trust is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to a continued investment in the Trust and are described in the Trust's Statement of Additional Information. An investment in a Wells Fargo Money Market Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Money Market Trusts seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment returns will fluctuate. The Trust's yield figures more closely reflect the current earnings of the Trust than the total return figures. The Trust's Adviser has committed through July 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Trust. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Trust's returns would have been lower.
  Performance shown for the Wells Fargo Money Market Trust for periods prior to November 8, 1999, reflects performance of the Stagecoach Money Market Trust, its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach Funds and the Norwest Advantage Funds were reorganized into the Wells Fargo Funds.
(2) The iMoneyNet First Tier Institutional Money Fund Average is an average of non-governmental institutional funds that do not hold any second tier securities. Portfolio holdings of first tier funds include U.S. Treasury securities, U.S. other securities, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper.
(3) Portfolio holdings are subject to change.

NATIONAL TAX-FREE MONEY MARKET TRUST

INVESTMENT OBJECTIVE

  The Wells Fargo National Tax-Free Money Market Trust (the Trust) seeks a high level of income exempt from federal income taxes, while preserving capital and liquidity.

TRUST MANAGERS
  Dave Sylvester
  Mary Gail Walton, CFA

INCEPTION DATE
  11/10/97

  AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)

                                                                 6-MONTH*   1-YEAR   LIFE OF FUND
  Wells Fargo National Tax-Free Money Market Trust                 0.71      1.54        3.02

  Benchmark

    iMoneyNet Tax-free Institutional Money Fund Average(2)         0.55      1.19        2.90

* RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

  YIELD SUMMARY (AS OF SEPTEMBER 30, 2002)

  7-Day Current Yield                           1.57%

  7-Day Compound Yield                          1.58%

  30-Day Simple Yield                           1.46%

  30-Day Compound Yield                         1.47%

  CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

  Weighted Average Maturity                  46 days

  Number of Holdings                             165

  PORTFOLIO COMPOSITION(3) (AS OF SEPTEMBER 30, 2002)

[CHART]

Municipal Demand Notes                   81%
Municipal Notes                          14%
Municipal Commercial Paper                2%
Municipal Put Bonds                       2%
Municipal Bonds                           1%

  MATURITY DISTRIBUTION (AS OF SEPTEMBER 30, 2002)

[CHART]

Overnight                                33%
2-14 days                                47%
30-59 days                                3%
60-89 days                                1%
90-179 days                               8%
180-269 days                              1%
270+ days                                 7%

   The Trust is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to a continued investment in the Trust and are described in the Trust's Statement of Additional Information. An investment in a Wells Fargo Money Market Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Money Market Trusts seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment returns will fluctuate. The Trust's yield figures more closely reflect the current earnings of the Trust than the total return figures. The Trust's Adviser has committed through July 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Trust. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Trust's returns would have been lower.
  Performance shown for the Wells Fargo National Tax-Free Money Market Trust for the periods prior to November 8, 1999, reflects performance of the Stagecoach National Tax-Free Money Market Trust, its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach Funds were reorganized into the Wells Fargo Funds.
(2) The iMoneyNet Tax-Free Institutional Money Fund Average is an average of all national and state tax-free and institutional municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds under six months, put bonds over six months, AMT paper and other tax-free holdings. It is made up of funds in the National Tax-Free Institutional and State Specific Institutional categories.
(3) Portfolio holdings are subject to change.

                      PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)

  CALIFORNIA TAX-FREE MONEY MARKET TRUST

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
MUNICIPAL SECURITIES - 99.76%

CALIFORNIA - 94.34%
$   20,865,000   ABAG Finance Authority For
                 Nonprofit Corporations CA Recreational Revenue Jewish Community
                 Center Project Allied Irish Bank plc/Bank of New York LOC^             1.95%         11/15/31      $ 20,865,000
     2,400,000   Alvord CA USD Financing Authority Lease
                 Revenue Refinancing Project KBC Bank NV LOC^                           1.65          09/01/19         2,400,000
     3,288,000   Buena Park CA MFHR Walden Glen Apartments Project Series A^            1.60          02/15/33         3,288,000
     3,300,000   California Cities Home Ownership Authority Housing Revenue
                 Lease Purchase Program Series A Collateralized by FHLMC^               1.65          09/01/06         3,300,000
     2,000,000   California Community HFA Housing Revenue
                 Lease Program Series A Collateralized by FHLMC^                        1.65          02/01/07         2,000,000
     3,840,000   California Education Facilities Authority Revenue Art Center
                 Design College Project Series A Allied Irish Bank plc LOC^             1.75          12/01/32         3,840,000
     1,000,000   California Education Facilities Authority Revenue
                 University of San Francisco Project Prerefunded 10/1/02 @ 102          6.40          10/01/17         1,020,000
    10,000,000   California HFA Housing Revenue Home Mortgage Project
                 Series F AMBAC Insured^                                                2.00          02/01/33        10,000,000
     6,565,000   California HFA Housing Revenue Home Mortgage Project
                 Series R AMBAC Insured^                                                1.85          08/01/32         6,565,000
    15,000,000   California HFA Housing Revenue Series J FSA Insured^                   1.68          08/01/31        15,000,000
     8,200,000   California HFA MFHR Series A Helaba LOC^                               1.80          02/01/35         8,200,000
    17,700,000   California HFA SFMR Home Mortgage Project Series J FSA Insured^        1.75          02/01/32        17,700,000
     1,195,000   California HFA SFMR Series 83 FHA/VA/CAHLIF Insured^                   1.62          08/01/25         1,195,000
    12,600,000   California HFFA Healthcare Facilities Revenue
                 Adventist Health System Project Series B^                              1.90          09/01/25        12,600,000
     9,600,000   California HFFA Healthcare Facilities Revenue Adventist Project
                 Series A MBIA Insured^                                                 1.90          09/01/28         9,600,000
     8,685,000   California HFFA Healthcare Facilities Revenue Memorial
                 Health Services Project^                                               1.65          10/01/24         8,685,000
     2,000,000   California HFFA Healthcare Facilities Revenue
                 Santa Barbara Cottage Project Series C Bank of America NA LOC^         1.60          09/01/15         2,000,000
     2,000,000   California HFFA Healthcare Facilities Revenue Series 26^               1.58          06/01/22         2,000,000
    12,600,000   California HFFA Healthcare Facilities Revenue
                 Series B AMBAC Insured^                                                1.95          07/01/12        12,600,000
     6,595,000   California HFFA Healthcare Revenue Series 202+/-                       1.58          07/01/10         6,595,000
     1,000,000   California Infrastructure                                              1.40          11/20/02         1,000,000
     1,000,000   California Infrastructure                                              1.45          12/19/02         1,000,000
     3,000,000   California Infrastructure                                              1.50          01/29/03         3,000,000
     9,700,000   California PCFA IDR Shell Martinez Refining Project
                 Series A Guaranteed by Shell Oil Company^                              1.90          10/01/31         9,700,000
       500,000   California PCFA Industrial Revenue Shell Martinez
                 Refining Project Series B Guaranteed by Shell Oil Company^             1.90          10/01/31           500,000
     8,500,000   California PCFA Resource Recovery Revenue Republic Services
                 Project Series A Bank of America NA LOC^                               1.65          06/01/32         8,500,000
     6,450,000   California Rural Home Mortgage Finance Authority SFMR
                 Series 346 Collateralized by GNMA/FNMA^                                1.69          12/01/06         6,450,000
    11,000,000   California School Cash Reserve Program Series A                        3.00          07/03/03        11,108,402
     3,000,000   California State DWR Series 127 FGIC Insured+/-                        1.40          12/01/22         3,000,000
     1,565,000   California State DWR Series K1 Lloyds Bank LOC^                        1.70          11/01/04         1,565,000

                                        8

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
$    4,910,000   California State DWR Series K2 Helaba LOC^                             1.70%         11/01/04      $  4,910,000
     1,500,000   California State GO Series 239Z AMBAC Insured^                         1.70          12/01/32         1,500,000
     1,000,000   California State GO Series 315 FSA Insured^                            1.69          12/01/03         1,000,000
     1,750,000   California State GO Series 391 AMBAC Insured^                          1.58          10/01/30         1,750,000
     1,000,000   California State GO Series 619 AMBAC Insured^                          1.75          02/01/14         1,000,000
     8,775,000   California State GO Series 7 FGIC Insured+/-                           1.63          09/01/21         8,775,000
     4,900,000   California State GO Series 89 MBIA/IBC Insured^                        1.75          10/01/18         4,900,000
     1,400,000   California State Public Works Board Lease Revenue
                 Series D AMBAC Insured^                                                1.65          12/01/15         1,400,000
     1,000,000   California State Public Works Board Lease Revenue
                 Various University California Projects
                 Series A Prerefunded 12/1/02 @ 102                                     6.60          12/01/22         1,028,810
     7,880,000   California Statewide CDA Healthcare Facilities Revenue
                 Fremont-Rideout Project Series A AMBAC Insured^                        1.95          01/01/31         7,880,000
     2,000,000   California Statewide CDA IDR Chevron USA Incorporated Project^         1.95          12/15/24         2,000,000
     1,900,000   California Statewide CDA Lease Revenue House Ear
                 Institute Project JP Morgan Chase & Company LOC^                       1.90          12/01/18         1,900,000
     4,500,000   California Statewide CDA MFHR Canyon
                 Country Senior Apartments Project Series M^                            1.60          12/01/34         4,500,000
     7,340,000   California Statewide CDA MFHR Series 1268^                             1.68          06/01/09         7,340,000
     1,700,000   California Statewide CDA MFHR Series 1269^                             1.68          06/01/09         1,700,000
     6,500,000   Camarillo CA MFHR Heritage Park Project
                 Series A Collateralized by FNMA Remarketed 9/29/94^                    1.60          07/15/19         6,500,000
     1,270,000   Carson CA RDA Redevelopment Project Area 1
                 Prerefunded 10/1/02 @ 102                                              6.38          10/01/16         1,295,400
    10,000,000   Central Valley CA School District Financing Authority GO               2.25          12/27/02        10,008,427
       200,000   Concord CA MFHR Bel Air Apartments Issue A
                 Bank of America NT & SA LOC^                                           1.65          12/01/16           200,000
     5,365,000   Contra Costa County CA Home Mortgage Revenue Series A^                 1.65          12/01/10         5,365,000
     3,000,000   Contra Costa County CA MFHR Lafayette Town Center Apartments
                 Project Series I Collateralized by FNMA^                               1.60          07/15/32         3,000,000
     4,500,000   Contra Costa County CA Water District Authority GO                     1.30          10/07/02         4,500,000
     2,500,000   East Bay CA MUD Water Revenue Series A FSA Insured^                    1.55          06/01/25         2,500,000
     2,200,000   East Bay CA MUD Water Systems Revenue                                  1.20          10/02/02         2,200,000
     1,000,000   East Bay CA MUD Water Systems Revenue                                  1.20          10/02/02         1,000,000
     1,000,000   East Bay CA MUD Water Systems Revenue                                  1.20          10/10/02         1,000,000
     3,000,000   East Bay CA MUD Water Systems Revenue                                  1.30          10/10/02         3,000,000
     1,500,000   Fresno CA USD GO TRAN                                                  3.00          10/02/02         1,500,036
     8,000,000   Fresno County CA TRAN GO                                               3.00          07/01/03         8,097,415
     3,000,000   Harbor Department of City CA                                           1.30          10/08/02         3,000,000
     2,300,000   Hayward CA MFHR Shorewood Project Series A Remarketed 3/17/94^         1.55          08/01/14         2,300,000
     4,205,000   Kern CA High School District GO Series 14 MBIA Insured^                1.58          02/01/13         4,205,000
     5,400,000   Livermore CA MFHR Portola Meadows Apartments Project
                 Series A Bank of America NT & SA LOC^                                  1.65          05/01/19         5,400,000
     1,250,000   Livermore Valley CA TRAN GO                                            3.00          10/24/02         1,250,639
     3,715,000   Long Beach CA Harbor Revenue Series 418 FGIC Insured^                  1.62          05/15/20         3,715,000
     2,800,000   Long Beach CA Harbor Revenue Series 651 FGIC Insured^                  1.32          05/15/19         2,800,000

                                        9

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
$    5,225,000   Long Beach CA USD COP Lease Revenue Capital Improvements
                 Refinancing Project AMBAC Insured^                                     1.60%         06/01/24      $  5,225,000
     1,000,000   Loomis CA USD TRAN GO                                                  2.63          11/25/02         1,000,920
     2,600,000   Los Angeles CA Convention & Exhibition Center Authority
                 Lease Revenue Series 88 MBIA Insured^                                  1.67          08/15/18         2,600,000
     7,495,000   Los Angeles CA DW&P Utilities Revenue Series 183^                      1.67          07/01/21         7,495,000
     4,400,000   Los Angeles CA DW&P Utilities Revenue Series 184^                      1.67          07/01/22         4,400,000
     7,000,000   Los Angeles CA DW&P Utilities Revenue Subseries A7^                    1.60          07/01/35         7,000,000
    10,000,000   Los Angeles CA DW&P Utilities Revenue Subseries B6^                    1.85          07/01/34        10,000,000
    10,000,000   Los Angeles CA DW&P Utilities Revenue Subseries B7^                    1.65          07/01/34        10,000,000
     7,575,000   Los Angeles CA MFHR Series 518 Collateralized by FNMA^                 1.69          12/01/03         7,575,000
       880,000   Los Angeles CA MFHR Series K Collateralized by FHLB^                   1.50          07/01/10           880,000
     2,495,000   Los Angeles CA USD GO FGIC Insured^                                    1.63          07/01/15         2,495,000
     2,810,000   Los Angeles CA USD GO Series 1179 MBIA Insured+/-                      1.65          07/01/19         2,810,000
     3,500,000   Los Angeles CA USD GO Series 792 FGIC Insured^                         1.65          07/01/21         3,500,000
     8,730,000   Los Angeles CA USD GO Series II R 35 FGIC Insured^                     1.63          07/01/21         8,730,000
     2,535,000   Los Angeles CA Wastewater System Sewer Revenue
                 Series D FGIC Insured                                                  8.70          11/01/02         2,549,682
     2,400,000   Los Angeles CA Wastewater System Water Revenue
                 Subseries B FGIC Insured+/-                                            1.88          12/01/31         2,400,000
     2,000,000   Los Angeles County CA HFA Series 639^                                  1.86          10/01/31         2,000,000
     6,400,000   Los Angeles County CA Metropolitan Transportation
                 Authority Sales Tax Revenue                                            1.30          10/04/02         6,400,000
     2,550,000   Los Angeles County CA Metropolitan Transportation
                 Authority Sales Tax Revenue                                            1.20          10/11/02         2,549,927
    10,000,000   Los Angeles County CA Metropolitan Transportation
                 Authority Sales Tax Revenue Series 1 FSA Insured+/-                    1.63          07/01/25        10,000,000
     3,000,000   Los Angeles County CA Metropolitan Transportation
                 Authority Sales Tax Revenue Series 3 FSA Insured^                      1.63          07/01/16         3,000,000
$      885,000   Los Angeles County CA Metropolitan Transportation
                 Authority Sales Tax Revenue Series 55 MBIA Insured^                    1.65          07/01/18      $    885,000
     1,000,000   Los Angeles County CA Metropolitan
                 Transportation Authority Series 46^                                    1.65          07/01/17         1,000,000
    12,660,000   Los Angeles County CA TRAN GO Series A                                 3.00          06/30/03        12,812,206
     3,500,000   Los Rios CA Community College District TRAN GO                         3.00          10/24/02         3,501,846
    34,200,000   Metropolitan Water District Southern CA Series A^                      1.60          07/01/25        34,200,000
     3,300,000   Modesto CA Irrigation District                                         1.35          10/08/02         3,300,000
     4,400,000   Modesto CA Irrigation District Financing Authority Utility
                 Revenue Series SG66 MBIA Insured^                                      1.67          10/01/15         4,400,000
     1,120,000   Mount San Antonio CA Community College District GO
                 Series A FGIC Insured                                                  3.25          05/01/03         1,128,329
    15,350,000   MSR Public Power Agency CA IDR San Juan
                 Project Series F MBIA Insured^                                         1.90          07/01/22        15,350,000
     2,000,000   MSR Public Power Agency CA Power Revenue
                 San Juan Project Series II R 134 MBIA Insured^                         1.63          07/01/13         2,000,000
     2,700,000   Municipal Securities Trust Certificates CA Port Airport & Marina
                 Revenue Series 2001 136 Trust Certificate Class A FGIC Insured^+       2.00          12/06/18         2,700,000

                                       10

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
$    8,819,999   Newman Capital Trust^                                                  1.88%         04/01/32      $  8,819,999
     5,000,000   Newport Beach CA Healthcare Facilities Revenue Hoag Memorial
                 Hospital Project Series A^                                             1.90          10/01/26         5,000,000
    12,900,000   Newport Beach CA Healthcare Facilities Revenue Hoag Memorial
                 Hospital Project Series B^                                             1.90          10/01/26        12,900,000
     9,500,000   Newport Beach CA Healthcare Facilities Revenue Hoag Memorial
                 Hospital Project Series C^                                             1.90          10/01/26         9,500,000
    13,200,000   Orange County CA Apartment Development MFHR Aliso Creek
                 Project Series B Collateralized by FHLMC^                              1.55          11/01/22        13,200,000
     2,495,000   Orange County CA Recovery COP Lease Revenue
                 Series 128 MBIA Insured^                                               1.58          07/01/19         2,495,000
    11,100,000   Orange County CA Sanitation Districts Lease
                 Revenue AMBAC Insured^                                                 1.55          08/01/13        11,100,000
     2,000,000   Orange County CA Water District Revenue                                1.20          10/10/02         2,000,000
     1,300,000   Orange County CA Water District Revenue                                1.20          10/10/02         1,300,000
     2,050,000   Orange County CA Water District Revenue                                1.25          12/04/02         2,050,000
     6,000,000   Palo Alto CA USD GO Series II R 93^                                    1.63          08/01/16         6,000,000
     5,000,000   Pasadena CA CDA Civic Center West Project Series B FSA Insured+/-      4.80          12/01/21         5,009,004
     4,950,000   Placer CA USD TRAN GO                                                  2.63          11/25/02         4,954,561
     8,458,000   Riverside County CA                                                    1.60          10/02/02         8,458,000
     3,000,000   Riverside County CA                                                    1.45          10/17/02         3,000,000
     1,600,000   Riverside-San Bernardino CA HFA Housing Revenue Series A^              1.80          07/01/06         1,600,000
     2,215,000   Sacramento CA MFHR Smoketree Project
                 Series A Collateralized by FNMA Remarketed 9/28/94^                    1.55          04/15/10         2,215,000
     5,750,000   Sacramento CA Municipal                                                1.20          10/04/02         5,750,000
     3,000,000   Sacramento County CA HFA MFHR Arlington Creek Apartments
                 Series I Collateralized by FNMA^                                       1.60          05/15/34         3,000,000
     5,000,000   Sacramento County CA HFA MFHR Stone Creek Apartments
                 Project Collateralized by FNMA^                                        1.55          11/15/27         5,000,000
       400,000   Sacramento County CA MFHR Series A^                                    1.55          04/01/26           400,000
     2,000,000   Salinas CA Apartment Development Revenue
                 Mariner Village Project Series B^                                      1.60          04/01/05         2,000,000
     4,770,000   San Bernardino County CA MFHR^                                         1.68          08/25/30         4,770,000
     2,300,000   San Bernardino County CA TRAN^                                         1.65          03/01/10         2,300,000
    15,000,000   San Bernardino County CA TRAN GO                                       3.00          07/01/03        15,145,624
     9,625,000   San Diego CA HFA MFHR Stratton Apartments
                 Project Series A Collateralized by FNMA^                               1.60          01/15/33         9,625,000
       900,000   San Diego CA MFHR Collateralized by FHLMC^                             1.69          09/01/04           900,000
     1,275,000   San Diego CA USD^                                                      1.65          07/01/22         1,275,000
     5,000,000   San Diego County CA                                                    1.15          10/08/02         5,000,000
     1,500,000   San Diego County CA                                                    1.30          10/10/02         1,500,000
     4,400,000   San Diego County CA                                                    1.30          10/16/02         4,400,000
     4,200,000   San Diego County CA                                                    1.25          12/04/02         4,200,000
     1,400,000   San Diego County CA Water Authority Water Revenue
                 Series I MBIA Insured^                                                 1.63          11/01/10         1,400,000
     1,000,000   San Dimas CA RDA COP IDR Diversified Shopping Project
                 Morgan Guaranty Trust LOC^                                             1.60          12/01/05         1,000,000

                                       11

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE      VALUE
$    5,900,000   San Francisco CA City & County MFHR Namiki Apartments Project
                 Series C Citibank NA LOC^                                              1.70%         11/01/36     $   5,900,000
     1,000,000   San Francisco CA City & County Port Airport & Marina Revenue
                 Series 27A MBIA Insured                                                4.00          05/01/03         1,015,046
     1,000,000   San Joaquin Hills CA Transportation Revenue Prerefunded
                 1/1/03 @ 102                                                           6.75          01/01/03         1,033,394
     5,500,000   San Jose CA Finance Authority Bond Anticipation
                 Notes Lease Revenue Series A                                           2.50          12/12/02         5,512,657
     3,435,000   San Jose CA MFHR^                                                      1.90          04/01/44         3,435,000
     2,000,000   San Jose CA MFHR Almaden Lake Village Apartments Project
                 Series A Collateralized by FNMA^                                       1.63          03/01/32         2,000,000
     2,000,000   San Jose CA MFHR Somerset Park Project Bank of America
                 NT & SA LOC^                                                           1.45          11/01/17         2,000,000
     1,000,000   San Jose CA RDA Tax Allocation Revenue Series 149 MBIA Insured^        1.62          08/01/27         1,000,000
     8,000,000   San Juan CA USD TRAN GO Series 2001-02                                 2.50          10/24/02         8,001,724
     2,500,000   Santa Barbara County CA TRAN GO Series A                               3.00          07/25/03         2,529,642
     3,500,000   Santa Clara County CA HFA MFHR Foxchase
                 Apartments Project FGIC Insured Remarketed 3/17/94^                    1.55          11/01/07         3,500,000
     1,000,000   Sonoma County CA TRAN GO                                               3.00          11/19/02         1,001,260
     9,000,000   South Orange County CA PFA Series 146 FGIC Insured^                    1.40          08/15/15         9,000,000
     7,375,000   South Placer CA Wastewater Authority Sewer
                 Revenue Series II R46 FGIC Insured^                                    1.63          05/01/09         7,375,000
     9,600,000   Southern California Public Power Authorty Power Revenue
                 Southern Transmission Project Series A FSA Insured^                    1.55          07/01/23         9,600,000
     3,515,000   Turlock CA Irrigation District COP Lease
                 Revenue Capital Improvement Project^                                   1.90          01/01/31         3,515,000
     1,695,000   University CA Education Facilities Revenue
                 Series 479 MBIA Insured^                                               1.58          09/01/22         1,695,000
     2,000,000   University CA Series 24^                                               1.65          09/01/14         2,000,000
     2,000,000   University of California Regents                                       1.20          10/18/02         2,000,000
     8,000,000   University of California Regents                                       1.25          12/02/02         8,000,000
     1,200,000   University of California Regents                                       1.30          12/06/02         1,200,000
     7,100,000   Vacaville CA MFHR Quail Run Project Series A
                 Remarketed 9/28/94 Collateralized by FNMA^                             1.55          07/15/18         7,100,000
     1,500,000   Val Verde CA USD TRAN GO                                               2.75          11/28/02         1,502,105

                                                                                                                     760,768,055
                                                                                                                   -------------

OTHER - 3.68%
     5,000,000   ABN Amro Munitops 1998 20 Munitops Certificates AMBAC Insured^         1.65          07/05/06         5,000,000
     2,680,000   ABN Amro Munitops 2000 5 Munitops Certificates FGIC Insured^+          1.68          05/07/08         2,680,000
    22,000,000   Charter MAC GO Series 1 Bayerische Landesbank/Dexia
                 Bank/Toronto Dominion Bank LOC MBIA Insured^+                          1.75          09/01/40        22,000,000

                                                                                                                      29,680,000
                                                                                                                   -------------

                                       12

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE      VALUE
PUERTO RICO - 1.74%
$    2,000,000   Childrens Trust Fund PR Series 149 Morgan
                 Guaranty Trust LOC^                                                    2.00%         07/01/08     $   2,000,000
     4,575,000   Puerto Rico Commonwealth Highway & Transportation
                 Authority Eagle Trust Series 2002 5102 FSA Insured^                    1.63          07/01/27         4,575,000
     2,500,000   Puerto Rico Infrastructure Financing Authority Eagle
                 Trust Series 2001 5101^                                                1.63          10/01/34         2,500,000
     5,000,000   Puerto Rico Municipal Finance Agency GO
                 Series R 17 FSA Insured+/-                                             2.00          08/01/12         5,000,000

                                                                                                                      14,075,000
                                                                                                                   -------------

Total Municipal Securities (Cost $804,523,055)                                                                       804,523,055
                                                                                                                   -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $804,523,055)*                                                        99.76%                                 $ 804,523,055
Other Assets and Liabilities, Net                                            0.24                                      1,918,740
                                                                           ------                                  -------------
Total Net Assets                                                           100.00%                                 $ 806,441,795
                                                                           ------                                  -------------

+ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID BY THE ADVISOR BASED ON PROCEDURES APPROVED BY THE BOARD OF DIRECTORS.
+/- VARIABLE RATE SECURITIES. THE MATURITY DATE SHOWN IS THE ACTUAL MATURITY
    DATE.
^ THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY. THE MATURITY DATE SHOWN IS THE ACTUAL MATURITY DATE.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

  MONEY MARKET TRUST

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
CERTIFICATES OF DEPOSIT - 3.76%
$   25,000,000   Commerzbank AG New York Branch+/-                                      1.79%         10/29/02      $ 24,999,905
    16,000,000   Danske Bank                                                            2.59          05/23/03        16,000,000
    15,000,000   Swedbank                                                               2.51          11/25/02        14,999,555
    20,000,000   Toronto Dominion Bank New York Branch                                  2.98          04/17/03        19,997,871
                                                                                                                    ------------

Total Certificates of Deposit (Cost $75,997,331)                                                                      75,997,331
                                                                                                                    ------------

COMMERCIAL PAPER - 66.99%
    50,000,000   Aegon Funding Corporation                                              1.80^         12/20/02        49,800,000
    10,000,000   Amstel Funding Corporation                                             1.78^         10/03/02         9,999,011
    25,000,000   Amstel Funding Corporation                                             1.75^         10/15/02        24,982,986
     5,125,000   Amstel Funding Corporation                                             1.79^         11/18/02         5,112,837
    50,000,000   Apreco Incorporated                                                    1.78^         10/18/02        49,957,972
    20,000,000   Aquinas Funding LLC                                                    2.00^         10/01/02        20,000,000
    30,000,000   Atlantis One Funding Corporation                                       1.70^         11/06/02        29,949,000
    15,000,000   Atlantis One Funding Corporation                                       1.81^         11/19/02        14,963,250
    20,000,000   Atlantis One Funding Corporation                                       1.71^         11/20/02        19,952,778
    47,000,000   Bavaria TRR Corporation                                                1.80^         10/15/02        46,967,283
    20,165,000   Beta Finance Incorporated                                              1.79^         02/18/03        20,025,414
    60,000,000   CC (USA) Incorporated                                                  1.79^         03/17/03        59,507,350
    13,500,000   Dorada Finance Incorporated                                            1.78^         11/19/02        13,467,293
    15,500,000   Dorada Finance Incorporated                                            1.78^         11/27/02        15,456,316
    10,000,000   Eureka Securitization Incorporated                                     1.78^         10/25/02         9,988,200
    25,000,000   Eureka Securitization Incorporated                                     1.81^         11/06/02        24,955,000
    25,000,000   Fairway Finance Corporation                                            1.72^         11/13/02        24,948,938
    50,000,000   Giro Funding US Corporation                                            1.72^         10/08/02        49,983,375
    18,086,000   Holdenby Capital Company LLC                                           1.79^         10/30/02        18,060,067
    42,918,000   Holdenby Capital Company LLC                                           1.98^         12/12/02        42,749,762
    32,000,000   Irish Life & Permanent plc                                             2.28^         02/06/03        31,745,138
    45,000,000   Ivory Funding Corporation                                              1.78^         10/07/02        44,986,650
    50,000,000   Jupiter Securitization Corporation                                     1.78^         12/16/02        49,813,167
    50,000,000   Landesbanken Schleswig Holstein                                        1.76^         11/13/02        49,894,889
    50,000,000   Lexington Parker Capital Corporation LLC                               1.78^         03/14/03        49,599,112
    20,000,000   Lloyds TSB Bank                                                        1.74^         12/20/02        19,923,111
    50,000,000   Moat Funding LLC                                                       2.12^         10/10/02        49,973,750
    10,000,000   Moat Funding LLC                                                       1.87^         01/24/03         9,940,904
    50,000,000   Moriarty Limited                                                       1.80^         01/21/03        49,723,111
    20,000,000   Mortgage Interest Net Trust                                            1.81^         10/01/02        20,000,000
    60,000,000   Neptune Funding Corporation                                            1.81^         10/30/02        59,913,000
    20,227,000   Ness LLC                                                               2.17^         10/15/02        20,210,088
    45,489,000   Ness LLC                                                               1.81^         02/25/03        45,154,656
    61,000,000   Paradigm Funding LLC                                                   1.79^         10/22/02        60,936,661
    50,000,000   Pennine Funding LLC                                                    1.71^         11/12/02        49,900,833
    53,178,000   Perry Global Funding Limited                                           1.76^         10/04/02        53,170,201
    30,000,000   Prudential plc                                                         2.29^         12/20/02        29,850,000
    50,000,000   Shell Finance UK                                                       1.72^         03/06/03        49,631,667
    20,000,000   Special Purpose Accounts Receivable Cooperative Corporation            1.79^         10/07/02        19,994,033

                                       14

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE          VALUE
$   30,335,000   White Pine Finance LLC                                                 2.14%^        10/15/02      $    30,309,991
     7,000,000   White Pine Finance LLC                                                 1.79^         11/25/02            6,980,964
                                                                                                                    ---------------

Total Commercial Paper (Cost $1,352,478,758)                                                                          1,352,478,758
                                                                                                                    ---------------

FIXED RATE NOTES - CORPORATE - 2.48%
    15,000,000   CC USA Incorporated+                                                   2.54          06/23/03           15,000,000
    25,000,000   Links Finance LLC+                                                     2.18          11/15/02           24,991,750
    10,000,000   Links Finance LLC+                                                     2.00          10/10/03           10,000,000
                                                                                                                    ---------------
Total Fixed Rate Notes - Corporate (Cost $49,991,750)                                                                    49,991,750
                                                                                                                    ---------------

FLOATING RATE NOTES - CORPORATE - 22.37%
    18,500,000   American Express Centurion Bank+/-                                     1.82          10/07/02           18,500,000
    20,000,000   Bear Stearns & Company Incorporated+/-                                 1.86          04/03/03           20,000,000
    50,000,000   Belford US Capital Company+/-+                                         1.82          08/05/03           49,995,663
    15,000,000   Blue Heron Funding Limited Series 1A+/-+                               1.87          10/18/02           15,000,000
    23,000,000   Caterpillar Financial Services Corporation+/-                          1.97          11/04/02           23,002,741
    25,000,000   Dorada Finance Incorporated+/-+                                        1.77          04/16/03           24,997,303
    25,000,000   General Electric Capital Corporation+/-                                1.83          11/06/02           25,000,450
    25,000,000   Household Finance Corporation+/-                                       2.04          10/30/02           25,003,923
    35,000,000   Lehman Brothers Holdings Incorporated+/-                               2.09          11/22/02           35,014,080
    60,000,000   Liberty Lighthouse Capital+/-+                                         1.80          11/01/02           59,999,001
    25,000,000   Merrill Lynch & Company Incorporated+/-                                1.81          05/30/03           25,000,000
    20,000,000   Merrill Lynch & Company Incorporated+/-                                1.95          06/24/03           20,015,973
    25,000,000   Northern Rock plc+/-+                                                  1.75          02/14/03           25,000,000
    50,000,000   Racers Series 2002 7 MM+/-+                                            1.97          10/17/03           50,000,000
    20,000,000   SMM Trust Series 2002 H+/-+                                            1.83          09/23/03           20,000,000
    15,000,000   Swedbank+/-                                                            1.76          12/16/02           14,997,714
                                                                                                                    ---------------
Total Floating Rate Notes - Corporate (Cost $451,526,848)                                                               451,526,848
                                                                                                                    ---------------

REPURCHASE AGREEMENTS - 2.50%
       493,000   Credit Suisse First Boston                                             1.96          10/01/02              493,000
    50,000,000   JP Morgan Securities Incorporated                                      2.00          10/01/02           50,000,000
                                                                                                                    ---------------

Total Repurchase Agreements (Cost $50,493,000)                                                                           50,493,000
                                                                                                                    ---------------

TIME DEPOSITS - 1.98%
    40,000,000   Banque Bruxelles Lambert                                               2.00          10/01/02           40,000,000
                                                                                                                    ---------------

Total Time Deposits (Cost $40,000,000)                                                                                   40,000,000
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,020,487,687)*                                                     100.08%                                  $ 2,020,487,687
Other Assets and Liabilities, Net                                           (0.08)                                       (1,622,513)
                                                                           ------                                   ---------------
Total Net Assets                                                           100.00%                                  $ 2,018,865,174
                                                                           ------                                   ---------------

+ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID BY THE ADVISOR BASED ON PROCEDURES APPROVED BY THE BOARD OF DIRECTORS.
+/- VARIABLE RATE SECURITIES. THE MATURITY DATE SHOWN IS THE ACTUAL MATURITY
    DATE.
^   YIELD TO MATURITY.
* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

  NATIONAL TAX-FREE MONEY MARKET TRUST

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
MUNICIPAL SECURITIES - 101.34%

ALABAMA - 0.99%
$    2,000,000   Birmingham Medical Center East AL Healthcare Facilities Revenue
                 Series 569 MBIA Insured^                                               1.76%         07/01/12      $  2,000,000
     3,100,000   Stevenson AL Industrial Development Board Environmental Impact
                 Lease Revenue The Mead Corporation Project Toronto Dominion
                 Bank LOC^                                                              2.05          06/01/32         3,100,000

                                                                                                                       5,100,000
                                                                                                                    ------------

ALASKA - 1.66%
     1,025,000   Alaska IDA Healthcare Facilities Revenue Providence Medical Office
                 Building Project KBC Bank NV LOC^                                      1.35          06/01/10         1,025,000
     7,495,000   Alaska State Housing Finance Corporation Housing Revenue
                 Series 1057 MBIA Insured^                                              1.75          06/01/26         7,495,000

                                                                                                                       8,520,000
                                                                                                                    ------------

ARIZONA - 1.40%
     6,600,000   Arizona School District Tax Anticipation Note GO                       2.00          07/31/03         6,631,067
       600,000   Maricopa County AZ IDA Housing Revenue Series 1312 Collateralized
                 by GNMA/FNMA/FHLMC^                                                    1.80          09/01/05           600,000

                                                                                                                       7,231,067
                                                                                                                    ------------

CALIFORNIA - 1.63%
     1,500,000   California HFA MFHR Series A^                                          1.80          02/01/26         1,500,000
     1,000,000   California Higher Education Loan Authority Student Loan Revenue
                 Series A State Street Bank &Trust CA LOC+/-                            1.80          07/01/05         1,000,000
     1,575,000   IBM Tax Exempt Grantor Trust^                                          1.93          09/01/07         1,575,000
     1,000,000   Newman Capital Trust^                                                  1.93          04/11/33         1,000,000
     3,300,000   Sacramento CA USD FSA Insured^                                         1.60          07/01/31         3,300,000

                                                                                                                       8,375,000
                                                                                                                    ------------

COLORADO - 6.15%
     2,000,000   Arvada CO Water Revenue FSA Insured^                                   1.50          11/01/20         2,000,000
     4,300,000   Boulder County CO MFHR Cloverbasin Village Apartments Project
                 AIG Insured^                                                           2.40          12/25/31         4,300,000
     1,000,000   Colorado State TRAN GO Series A                                        3.00          06/27/03         1,011,029
     1,000,000   Metropolitan Football Stadium CO Recreational Revenue Capital
                 Appreciation Project Series B MBIA Insured++                           2.20          01/01/03           994,559
       600,000   Pitkin County CO IDR Aspen Skiing Company Project Series A Bank
                 One NA LOC^                                                            2.00          04/01/16           600,000
     2,815,000   Roaring Forks CO^                                                      1.98          02/01/05         2,815,000
     2,515,000   Roaring Forks CO^                                                      1.88          06/01/05         2,515,000
     4,400,000   Roaring Forks CO^                                                      1.93          06/01/34         4,400,000
    13,000,000   Roaring Forks CO^                                                      1.93          11/01/34        13,000,000

                                                                                                                      31,635,588
                                                                                                                    ------------

CONNECTICUT - 2.14%
    11,000,000   Connecticut State HFA Housing Revenue Housing Mortgage Finance
                 Program Series B3 AMBAC Insured^                                       1.65          05/15/33        11,000,000
                                                                                                                    ------------

                                       16

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
FLORIDA - 1.70%
$    2,300,000   Capital Projects Finance Authority FL Glenridge on Palmer Ranch
                 Project Series C Bank of Scotland LOC^                                 2.10%         06/01/12      $  2,300,000
     2,000,000   Dade County FL Sales Tax Revenue AMBAC Insured                         6.00          10/01/02         2,000,000
     1,000,000   Escambia County FL HFA Series B^                                       2.20          10/01/33         1,000,000
     2,410,000   Escambia County FL HFA Series C Collateralized by
                 GNMA/FNMA/FHA/VA^                                                      1.80          10/01/32         2,410,000
     1,050,000   Hillsborough County FL HFA SFMR Series 259 Collateralized by
                 GNMA/FNMA+/-                                                           1.80          04/01/30         1,050,000

                                                                                                                       8,760,000
                                                                                                                    ------------

GEORGIA - 0.83%
     4,250,000   Georgia State Road & Highway Authority Bond Anticipation Notes
                 Highway Revenue                                                        2.75          11/20/02         4,250,000
                                                                                                                    ------------

HAWAII - 0.25%
     1,300,000   Honolulu HI City & County GO Series C FGIC Insured^                    2.85          12/01/16         1,301,791
                                                                                                                    ------------

IDAHO - 0.66%
     1,280,000   Idaho HFFA Healthcare Facilities Revenue St Lukes Regional Medical
                 Center Project Bayerische Landesbank LOC^                              2.10          05/01/22         1,280,000
     2,100,000   Idaho Housing & Financial Assistance MFHR Balmoral Apartments II
                 Project US Bank NA LOC^                                                2.05          04/01/33         2,100,000

                                                                                                                       3,380,000
                                                                                                                    ------------

ILLINOIS - 12.68%
     1,200,000   Chicago IL GO Harris Trust & Savings Bank LOC+/-                       2.10          01/01/06         1,200,000
     2,660,500   Chicago IL GO Series 484 FGIG Insured^                                 1.76          01/01/09         2,660,500
     5,500,000   Chicago IL Park District^                                              1.77          01/01/29         5,500,000
     4,900,000   Chicago IL SFMR Series 290 Collateralized by GNMA/FNMA/FHLMC+/-        1.80          09/01/10         4,900,000
     1,700,000   Elgin IL IDR Gemini Mouldings Project LaSalle Bank NA LOC^             1.76          12/01/28         1,700,000
     2,880,000   Elgin IL IDR Nelson Graphic Incorporated Project LaSalle
                 Bank NA LOC^                                                           1.76          05/01/20         2,880,000
     1,900,000   Elmhurst IL IDR John Sakash Company Incorporated Project LaSalle
                 Bank NA LOC^                                                           1.76          02/01/25         1,900,000
     1,555,000   Illinois Development Finance Authority Healthcare Facilities Revenue
                 Uhlich Childrens Home Project American National Bank & Trust LOC^      1.70          06/01/15         1,555,000
     4,300,000   Illinois Development Finance Authority Revenue Series 294^             1.83          01/01/18         4,300,000
     2,800,000   Illinois EDFA Education Revenue Newberry Library Project
                 Northern Trust Company LOC^                                            1.65          03/01/28         2,800,000
     1,000,000   Illinois GO Eagle Trust Series 2002 130^                               1.77          02/01/27         1,000,000
     2,000,000   Illinois HFFA Healthcare Facilities Revenue Bromenn Healthcare
                 Harris Trust & Savings Bank LOC^                                       2.10          08/15/32         2,000,000
     7,800,000   Illinois HFFA Healthcare Facilities Revenue Elmhurst Memorial
                 Hospital Project Series B^                                             2.10          01/01/20         7,800,000
       400,000   Illinois HFFA Healthcare Facilities Revenue Memorial Medical Center
                 Project Series C Kredietbank NV LOC^                                   1.70          01/01/16           400,000
     7,525,000   Illinois HFFA Healthcare Facilities Revenue Northwestern Memorial
                 Hospital Project Northern Trust Company LOC+/-                         2.00          08/15/25         7,525,000
    13,400,000   Illinois HFFA Healthcare Facilities Revenue Northwestern Memorial
                 Hospital Project Series C^                                             2.00          08/15/32        13,400,000

                                       17

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
$    1,300,000   Illinois State GO Series G FSA Insured^                                1.76%         05/01/15     $   1,300,000
       200,000   Illinois State Sales Tax Revenue Series SG9^                           1.75          06/15/19           200,000
     2,235,000   Will County IL School District #122 GO Series II R114 FGIC Insured^    1.77          11/01/20         2,235,000

                                                                                                                      65,255,500
                                                                                                                    ------------

INDIANA - 5.91%
     7,500,000   Indiana Bond Bank GO Series A2                                         2.25          01/22/03         7,513,727
     1,000,000   Indiana HFFA Healthcare Facilities Revenue Ascension Health Credit
                 Project Series A2^                                                     1.83          11/15/36         1,000,000
     2,245,000   Indiana HFFA Healthcare Facilities Revenue Fayette Memorial
                 Hospital Association Project Series A US Bank NA LOC^                  2.15          10/01/32         2,245,000
     2,000,000   Indiana HFFA Healthcare Facilities Revenue Fayette Memorial
                 Hospital Association Project Series B Fifth Third Bank LOC^            2.15          10/01/22         2,000,000
     4,800,000   Indiana Secondary Market Educational Loans Series B AMBAC
                 Insured^                                                               1.70          12/01/13         4,800,000
     1,900,000   Indiana State EDFA Education Facilities Revenue St Mary Project
                 Bank One Indiana NA LOC^                                               1.70          02/15/26         1,900,000
       470,000   Richmond IN Hospital Authority Healthcare Facilities Revenue Reid
                 Hospital & Healthcare Project US Bank NA LOC^                          1.75          01/01/12           470,000
    10,500,000   St Joseph County IN Independent Education Facilities Revenue
                 University Notre Dame Du Lac Project^                                  2.05          03/01/37        10,500,000

                                                                                                                      30,428,727
                                                                                                                    ------------

IOWA - 2.65%
     4,100,000   Iowa Finance Authority Healthcare Facilities Revenue Burlington
                 Medical Center Project FSA Insured^                                    2.15          06/01/27         4,100,000
     3,600,000   Iowa Higher Education Loan Authority Education Facilities Revenue
                 Grandview Project Firstar Bank NA LOC^                                 2.20          10/01/25         3,600,000
     5,950,000   Iowa Higher Education Loan Authority Education Facilities Revenue
                 Palmer Chiropractic Project US Bank NA LOC^                            2.20          04/01/27         5,950,000

                                                                                                                      13,650,000
                                                                                                                    ------------

KENTUCKY - 0.88%
     4,500,000   Kentucky Rural Water Financing Corporation Water Revenue               2.63          12/01/02         4,505,217
                                                                                                                    ------------

LOUISIANA - 2.47%
     1,700,000   Jefferson Parish LA Home Mortgage Authority Housing Revenue
                 Series 229 Collateralized by GNMA/FNMA^                                1.80          06/01/07         1,700,000
     5,500,000   Plaquemines LA Port Harbor & Term District Port Facilities Revenue
                 International Marine Term Project Series A Kredietbank NV LOC^         2.00          03/15/06         5,500,000
     5,500,000   Plaquemines LA Port Harbor & Term District Port Facilities Revenue
                 International Marine Term Project Series B Kredietbank NV LOC^         2.00          03/15/06         5,500,000

                                                                                                                      12,700,000
                                                                                                                    ------------

MARYLAND - 0.65%
     1,500,000   Howard County MD MFHR Sherwood Crossing Limited Project Guardian
                 Savings & Loan LOC+/-                                                  3.00          06/01/15         1,500,000
     1,860,000   Maryland State Health & Higher Education Facilities Authority
                 Healthcare Facilities Revenue Catholic Health Project Series B^        1.75          12/01/15         1,860,000

                                                                                                                       3,360,000
                                                                                                                    ------------

                                       18

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
MICHIGAN - 4.42%
$    3,100,000   Detroit MI Sewer Disposal Revenue Series II R116 MBIA Insured^         1.77%         07/01/17      $  3,100,000
     6,590,000   Eastern Michigan University Education Facilities Revenue FGIC
                 Insured^                                                               2.15          06/01/27         6,590,000
     2,540,000   Lake Orion MI Community School District GO Series II R127 AMBAC
                 Insured Prerefunded 5/1/05 @ 101^                                      1.77          05/01/12         2,540,000
     8,000,000   Michigan State Grant Anticipation Notes Highway Revenue
                 Series B FSA Insured^                                                  1.75          09/15/09         8,000,000
       200,000   Michigan State Strategic Fund Limited Obligation Healthcare
                 Facilities Revenue Village at Ann Arbor LLC Project Series A
                 Collateralized by FNMA^                                                1.70          02/15/34           200,000
     2,300,000   Michigan State Strategic Fund Limited Obligation IDR Consumers
                 Power Company Project Series A AMBAC Insured^                          2.00          06/15/10         2,300,000

                                                                                                                      22,730,000
                                                                                                                    ------------

MINNESOTA - 5.10%
     1,745,000   Arden Hills MN Housing & Healthcare Facilities Revenue Presbyterian
                 Homes Project Series B US Bank NA LOC^                                 2.20          09/01/29         1,745,000
     1,200,000   Brooklyn Center MN IDR Brookdale Corporation II Project Firstar
                 Bank NA LOC^                                                           2.20          12/01/14         1,200,000
     1,000,000   Brooklyn Center MN Independent School District Aid Anticipation
                 Certificates GO Series B School District Credit Program Insured        3.00          08/01/03         1,010,363
       545,000   Burnsville MN MFHR Berkshire Project Series A Collateralized
                 by FNMA^                                                               1.70          07/15/30           545,000
     2,100,000   Dakota County MN HFA & RDA Series 484 Collateralized by FHLMC^         1.76          12/01/22         2,100,000
     1,760,000   Eagan MN MFHR Series 1221^                                             1.76          12/01/29         1,760,000
     1,600,000   Edina MN MFHR Edina Park Plaza Project Collateralized by FHLMC^        1.70          12/01/29         1,600,000
       550,000   Maple Grove MN MFHR Basswood Trails Project Collateralized
                 by FHLMC^                                                              1.70          03/01/29           550,000
     1,000,000   Minneapolis MN People Serving People Project Series A US
                 Bank NA LOC^                                                           2.20          10/01/21         1,000,000
     1,550,000   Minneapolis MN People Serving People Project Series B US
                 Bank NA LOC^                                                           2.20          10/01/21         1,550,000
       650,000   Minneapolis MN Recreational Revenue The Woman's Club of Minnesota
                 Project Bremer Bank NA LOC^                                            1.80          05/01/23           650,000
     3,500,000   Minneapolis MN Special School District Aid Anticipation
                 Certificate GO School District Credit Program Insured                  1.75          01/31/03         3,505,319
     1,500,000   Minnesota School Districts Tax & Aid Anticipation Certificate GO
                 Series B School District Credit Program Insured                        3.00          10/01/02         1,500,000
     1,000,000   Monticello MN Independent School District #882 GO Aid Anticipation
                 Certificate School District Credit Program Insured                     2.75          08/09/03         1,008,814
     1,900,000   New Brighton MN MFHR Golden Pond Housing Project
                 Collateralized by FNMA^                                                1.90          07/15/32         1,900,000
     2,500,000   Rochester MN Healthcare Facilities Revenue                             1.25          10/10/02         2,500,000
       775,000   St Anthony MN MFHR Autumn Woods Project Collateralized by FNMA^        1.70          05/15/32           775,000
       350,000   St Paul MN Port Authority District Transportation Revenue Series M
                 Dexia Credit Local de France LOC^                                      2.20          03/01/21           350,000
     1,000,000   Stillwater MN Independent School District #834 Aid Anticipation
                 Certificate GO School District Credit Program Insured                  2.75          08/18/03         1,008,616

                                                                                                                      26,258,112
                                                                                                                    ------------

MISSISSIPPI - 0.46%
       665,000   Mississippi Home Corporation SFMR Series 146^                          1.80          11/01/29           665,000
     1,700,000   Mississippi Hospital Equipment & Facilities Authority Healthcare
                 Facilities Revenue North Mississippi Health Services
                 Project Series 1^                                                      1.70          05/15/30         1,700,000

                                                                                                                       2,365,000
                                                                                                                    ------------

                                       19

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
MISSOURI - 0.49%
$    2,500,000   Missouri State Health & Education Facilities Education Facilities
                 Revenue St Louis University Project Series B^                          2.15%         10/01/24      $  2,500,000
                                                                                                                    ------------

MONTANA - 0.58%
     3,000,000   Montana State Board of Investments GO AIG Insured+/-                   1.90          03/01/25         3,000,000
                                                                                                                    ------------

NEBRASKA - 1.05%
     2,000,000   Nebraska Finance Authority MFHR Bridgeport Project Remarketed
                 2/28/02^                                                               2.04          11/01/36         2,000,000
     3,395,000   Omaha NE Public Power District Electric Revenue Series 122^            2.25          02/01/14         3,395,000

                                                                                                                       5,395,000
                                                                                                                    ------------

NEW JERSEY - 0.29%
     1,500,000   New Jersey State Transit Revenue Series II R146 FSA Insured^           1.55          12/15/11         1,500,000
                                                                                                                    ------------

NEW MEXICO - 0.53%
     2,700,000   New Mexico State TRAN GO                                               3.00          06/30/03         2,729,517
                                                                                                                    ------------

NEW YORK - 0.06%
       325,000   IBM Tax Exempt Grantor Trust Series 1999 C^                            1.93          03/14/06           325,000
                                                                                                                    ------------

NORTH CAROLINA - 2.55%
     2,500,000   North Carolina Medical Care Community Healthcare Facilities Revenue
                 Lutheran Retirement Project Bank of America NA LOC^                    1.70          01/01/19         2,500,000
    10,600,000   University NC Hospital Chapel Hill Healthcare Facilities Revenue
                 Series B^                                                              2.05          02/15/31        10,600,000

                                                                                                                      13,100,000
                                                                                                                    ------------

NORTH DAKOTA - 0.51%
     1,600,000   North Dakota Rural Water Finance Corporation                           2.63          11/15/02         1,601,407
     1,000,000   Ward County ND Healthcare Facilities Revenue Trinity Obligation
                 Group Project Series A US Bank NA LOC^                                 2.15          07/01/29         1,000,000

                                                                                                                       2,601,407
                                                                                                                    ------------

OHIO - 2.97%
    11,000,000   Hamilton County OH Hospital Facilities Revenue Series 507^             1.90          07/15/29        11,000,000
     4,310,000   Warren County OH IDR Pacific Manufacturing Project US Bank NA LOC^     2.30          12/01/25         4,310,000

                                                                                                                      15,310,000
                                                                                                                    ------------

OKLAHOMA - 0.20%
     1,000,000   Tulsa County OK Independent School District #001 GO Series B FSA
                 Insured                                                                4.00          08/01/03         1,020,534
                                                                                                                    ------------

OREGON - 2.43%
     1,250,000   Gilliam County OR Solid Waste Disposal Revenue Waste Management
                 Incorporated Project^                                                  1.80          07/01/27         1,250,000
     5,200,000   Oregon State Department of Transportation Highway Revenue Series A     4.00          11/15/02         5,215,480
     1,300,000   Oregon State Housing & Community Services Department SFMR Series U     2.12          11/14/02         1,300,000
     4,700,000   Oregon State Tax Anticipation Notes GO Series A                        3.25          05/01/03         4,733,439

                                                                                                                      12,498,919
                                                                                                                    ------------

                                       20

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
OTHER - 4.04%
$    8,995,000   MBIA Capital Corporation^                                              1.88%         01/06/05      $  8,995,000
     2,055,000   MBIA Capital Corporation^                                              1.88          01/14/16         2,055,000
     2,000,000   Munimae Trust Housing Revenue Collateralized by FHLMC^                 1.85          12/19/05         2,000,000
     5,846,052   Pitney Bowes Credit Corporation Leasetops Trust Series 1999 2
                 AMBAC Insured+/-                                                       2.50          07/20/05         5,846,052
       948,176   Pitney Bowes Credit Corporation Leasetops Trust Series 2002 1
                 AMBAC Insured+/-                                                       2.15          07/19/06           948,176
       955,000   Puttable Floating Option Tax Exempt Receipts Series PPT 4^             2.15          10/11/30           955,000
                                                                                                                      20,799,228
                                                                                                                    ------------

PENNSYLVANIA - 0.89%
     2,600,000   Pennsylvania State Higher Education Facilities Authority Student
                 Loan Revenue Series A AMBAC Insured^                                   1.70          12/01/25         2,600,000
     2,000,000   Philadelphia PA Hospital & Higher Education Facilities Revenue
                 Childrens Hospital Project Series C MBIA Insured^                      2.00          07/01/31         2,000,000

                                                                                                                       4,600,000
                                                                                                                    ------------

PUERTO RICO - 1.91%
     9,600,000   Puerto Rico Telephone Authority Revenue Prerefunded 1/1/03 @ 101       5.45          01/16/15         9,825,026
                                                                                                                    ------------

SOUTH CAROLINA - 0.50%
     1,465,000   South Carolina Public Service Eagle Trust 2000 4001^                   1.77          01/01/22         1,465,000
     1,100,000   South Carolina State GO Capital Improvement Project Series A           3.25          01/01/03         1,104,595

                                                                                                                       2,569,595
                                                                                                                    ------------

SOUTH DAKOTA - 0.95%
     4,900,000   Lawrence County SD Solid Waste Disposal Revenue Homestake Mining
                 Series A Chase Manhattan Bank LOC^                                     2.10          07/01/32         4,900,000
                                                                                                                    ------------

TENNESSEE - 5.66%
     2,000,000   Chatanooga City TN Eagle Trust Series 2000 4202^                       1.77          10/01/27         2,000,000
     2,700,000   Clarksville TN Public Building Authority Facilities Revenue Pooled
                 Financing Tennessee Municipal Bond Funding Project Bank of
                 America NA LOC^                                                        1.70          06/01/29         2,700,000
    15,800,000   Clarksville TN Public Building Authority Facilities Revenue Pooled
                 Financing Tennessee Municipal Bond Funding Project Bank of
                 America NA LOC^                                                        2.05          07/01/31        15,800,000
     4,900,000   Metropolitan Government Nashville & Davidson County TN IDR YMCA
                 Projects Nationsbank NA LOC^                                           1.70          12/01/18         4,900,000
     1,005,000   Portland TN Health & Education Facilities Board Healthcare
                 Facilities Revenue Series 322 FSA Insured^                             1.88          11/15/14         1,005,000
     1,800,000   Shelby County TN Health Education and Housing Facility Board
                 Healthcare Facilities Revenue                                          1.50          10/18/02         1,800,000
       945,000   Tennessee Housing Development Agency Series H Bank of
                 America NA LOC^                                                        1.81          01/01/21           945,000

                                                                                                                      29,150,000
                                                                                                                    ------------

TEXAS - 12.24%
     4,100,000   Austin TX Utilities System Revenue Series G^                           1.75          11/15/11         4,100,000
     2,700,000   Austin TX Utilities System Revenue Series II R159 FSA Insured^         1.77          05/15/14         2,700,000
     1,700,000   Galena Park TX Independent School District GO Series SG153 PSF
                 Insured^                                                               1.75          08/15/23         1,700,000
       645,000   Harris County TX Healthcare Facilities Revenue Series 357 MBIA
                 Insured^                                                               1.76          07/01/29           645,000
     5,000,000   Harris County TX Industrial Development Corporation Industrial
                 Revenue Shell Oil Company Project^                                     2.05          04/01/27         5,000,000

                                       21

PRINCIPAL        SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
$    2,770,000   Harris County-Houston TX Sports Authority Special Revenue Rodeo
                 Project Series C MBIA Insured^                                         1.70%         11/15/30      $  2,770,000
     1,100,000   Houston TX Higher Education Facilities Authority Education
                 Facilities Revenue Series SG139^                                       1.75          11/15/29         1,100,000
     8,750,000   North Cent TX Health Facilities Development Corporation
                 Healthcare Facilities Revenue Methodist Hospitals Dallas Project
                 Series B MBIA Insured^                                                 2.05          10/01/15         8,750,000
$    1,000,000   North Cent TX Health Facilities Development Corporation Private
                 Schools Revenue Dallas Jewish Community Foundation Allied Irish
                 Bank plc LOC^                                                          1.80          12/01/30         1,000,000
     3,495,000   North TX Transway Authority Dallas North Transway System Revenue
                 Series II R166 FGIC Insured^                                           1.77          01/01/16         3,495,000
     1,085,000   Polly Ryon Hospital Authority TX Healthcare Facilities Revenue
                 Polly Ryon Memorial Hospital Project JP Morgan Chase & Company
                 LOC^                                                                   1.70          11/01/26         1,085,000
     4,200,000   Texas State Department of Housing & Community Affairs Series
                 1215^                                                                  1.95          12/01/39         4,200,000
     1,000,000   Texas State GO Series B Prerefunded 10/1/02 @ 100                      6.10          10/01/12         1,000,000
    19,200,000   Texas State TRAN GO                                                    2.75          08/29/03        19,432,445
     5,000,000   Texas State Turnpike Authority Central Texas Turnpike System
                 Revenue First Tier Series B AMBAC Insured^                             1.65          08/15/42         5,000,000
     1,000,000   University of Texas                                                    2.00          12/04/02         1,001,220

                                                                                                                      62,978,665
                                                                                                                    ------------

UTAH - 2.86%
    12,000,000   Utah State GO Series C^                                                1.55          07/01/16        12,000,000
     2,700,000   Utah Transportation Authority Sales Tax Revenue Series B
                 Bayerische Landesbank LOC^                                             1.65          09/01/32         2,700,000

                                                                                                                      14,700,000
                                                                                                                    ------------

WASHINGTON - 4.70%
     4,640,000   Energy Northwest WA Electric Revenue Series 846 FSA Insured^           1.76          01/01/10         4,640,000
     4,495,000   Energy Northwest WA Electric Revenue Series II R151 MBIA
                 Insured+/-                                                             1.75          07/01/18         4,495,000
     2,600,000   Everett WA GO Bank of America NA LOC^                                  1.75          12/01/21         2,600,000
     4,000,000   Washington State Economic Development Finance Authority Resource
                 Recovery Revenue Waste Management Incorporated Project
                 Series D JP Morgan Chase & Company LOC^                                1.80          07/01/27         4,000,000
     1,000,000   Washington State Healthcare Facilities Revenue Fred Hutchinson
                 Cancer Research Center Project Morgan Guaranty Trust LOC^              2.15          01/01/23         1,000,000
     1,600,000   Washington State Housing Finance Community MFHR Country Club
                 Apartments Series A US Bank NA LOC^                                    2.30          08/01/32         1,600,000
     3,550,000   Washington State Housing Finance Community MFHR Summer Ridge
                 Apartments Project Series A US Bank NA LOC^                            2.05          12/01/29         3,550,000
     1,250,000   Washington State Public Power Supply System Power Revenue Series B     5.50          07/01/03         1,285,262
     1,000,000   Yakima County WA Public Corporation IDR Valley Processing Project
                 Bank of America NA LOC^                                                1.80          02/01/15         1,000,000

                                                                                                                      24,170,262
                                                                                                                    ------------

                                       22

PRINCIPAL        SECURITY NAME                                                       INTEREST RATE   MATURITY DATE       VALUE
WISCONSIN - 3.13%
$    3,000,000   Kenosha WI USD #001 TRAN GO                                             2.70%         10/04/02     $   3,000,120
     1,000,000   Wisconsin State GO Series 5                                             4.45          11/01/02         1,002,024
     2,400,000   Wisconsin State Health & Education Facilities Authority
                 Education Facilities Revenue Alverno College Project
                 Allied Irish Bank plc LOC^                                              2.15          11/01/17         2,400,000
     1,000,000   Wisconsin State Health & Education Facilities Authority
                 Healthcare Facilities Revenue Gundersen Lutheran Project
                 Series A FSA Insured^                                                   2.15          12/01/15         1,000,000
       700,000   Wisconsin State Health & Education Facilities Authority
                 Healthcare Facilities Revenue Gundersen Lutheran Project
                 Series B FSA Insured^                                                   2.15          12/01/29           700,000
     6,700,000   Wisconsin State Health & Education Facilities Authority
                 Healthcare Facilities Revenue ProHealth Incorporated
                 Project Series B AMBAC Insured^                                         2.15          08/15/30         6,700,000
     1,300,000   Wisconsin State Health & Education Facilities Authority
                 Healthcare Facilities Revenue Riverview Hospital
                 Association Project Firstar Bank NA LOC^                                2.20          10/01/30         1,300,000

                                                                                                                       16,102,144
                                                                                                                    -------------

WYOMING - 0.19%
     1,000,000   Sublette County WY PCR Exxon Project Series A Guaranteed
                 by Exxon Corporation^                                                   2.10          07/01/17         1,000,000
                                                                                                                    -------------

Total Municipal Securities (Cost $521,581,299)                                                                        521,581,299
                                                                                                                    -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $521,581,299)*                                                        101.34%                                 $ 521,581,299
Other Assets and Liabilities, Net                                            (1.34)                                    (6,875,398)
                                                                            ------                                  -------------
Total Net Assets                                                            100.00%                                 $ 514,705,901
                                                                            ------                                  -------------

+/- VARIABLE RATE SECURITIES. THE MATURITY DATE SHOWN IS THE ACTUAL MATURITY
    DATE.

^ THESE VARIABLE RATE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE REMAINING MATURITY.

++  ZERO COUPON BOND.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             STATEMENTS OF ASSETS & LIABILITIES -- SEPTEMBER 30, 2002(UNAUDITED)

                                                                   CALIFORNIA                             NATIONAL
                                                                     TAX-FREE             MONEY           TAX-FREE
                                                                        MONEY            MARKET              MONEY
                                                                 MARKET TRUST             TRUST       MARKET TRUST
------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   In securities, at amortized cost                           $   804,523,055   $ 1,969,994,687    $   521,581,299
   Repurchase Agreements, at Cost                                           0        50,493,000                  0
   Cash                                                               167,796            50,879             59,446
   Receivable for interest and other receivables                    2,842,914         2,113,750          1,832,594
                                                              ---------------   ---------------    ---------------
TOTAL ASSETS                                                      807,533,765     2,022,652,316        523,473,339
                                                              ---------------   ---------------    ---------------

LIABILITIES
   Dividends payable                                                  873,747         3,197,208            602,761
   Payable for investment purchased                                         0                 0          8,001,917
   Payable to investment advisor and affiliates                        83,319           257,663             59,178
   Payable to other related parties                                    35,952            69,774             11,509
   Accrued expenses and other liabilities                              98,952           262,497             92,073
                                                              ---------------   ---------------    ---------------
TOTAL LIABILITIES                                                   1,091,970         3,787,142          8,767,438
                                                              ---------------   ---------------    ---------------
TOTAL NET ASSETS                                              $   806,441,795   $ 2,018,865,174    $   514,705,901
                                                              ===============   ===============    ===============

NET ASSETS CONSIST OF:

   Paid-in capital                                            $   806,418,996   $ 2,018,889,036    $   514,691,963
   Undistributed net investment income                                      0                 0                185
   Undistributed net realized gain (loss) on investments               22,799           (23,862)            13,753
                                                              ---------------   ---------------    ---------------
TOTAL NET ASSETS                                              $   806,441,795   $ 2,018,865,174    $   514,705,901
                                                              ===============   ===============    ===============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE

Net assets                                                    $   806,441,795   $ 2,018,865,174    $   514,705,901
Shares outstanding                                                806,418,998     2,018,965,751        514,691,964
Net asset value and offering price per share                  $          1.00   $          1.00    $          1.00
                                                              ---------------   ---------------    ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)

                                                                   CALIFORNIA                             NATIONAL
                                                                     TAX-FREE             MONEY           TAX-FREE
                                                                        MONEY            MARKET              MONEY
                                                                 MARKET TRUST             TRUST       MARKET TRUST
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest                                                   $     5,936,752   $    19,327,942    $     4,389,013
                                                              ---------------   ---------------    ---------------
TOTAL INVESTMENT INCOME                                             5,936,752        19,327,942          4,389,013
                                                              ---------------   ---------------    ---------------

EXPENSES
   Administration fees                                                595,359         1,487,822            405,984
   Custody                                                             79,381           198,376             54,131
   Portfolio accounting fees                                           37,990            53,244             32,159
   Transfer agent                                                     176,747           359,450             57,427
   Legal and audit fees                                                16,724           104,706             16,985
   Registration fees                                                   22,625            22,705             21,759
   Directors' fees                                                      3,220             3,220              3,220
   Shareholder reports                                                  4,621            16,135              2,439
   Other                                                                2,419            16,747              2,994
                                                              ---------------   ---------------    ---------------
TOTAL EXPENSES                                                        939,086         2,262,405            597,098

LESS:
   Waived fees and reimbursed expenses                               (145,671)         (279,463)           (55,787)
   Net Expenses                                                       793,415         1,982,942            541,311
                                                              ---------------   ---------------    ---------------
NET INVESTMENT INCOME (LOSS)                                        5,143,337        17,345,000          3,847,702
                                                              ---------------   ---------------    ---------------
   Net Realized Gain (Loss) from Investments                           31,292           (23,863)            10,565
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                           $     5,174,629   $    17,321,137    $     3,858,267
                                                              ---------------   ---------------    ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                         CALIFORNIA TAX-FREE
                                                                          MONEY MARKET TRUST
                                                               -------------------------------------
                                                                      (UNAUDITED)
                                                                          FOR THE            FOR THE
                                                                 SIX MONTHS ENDED         YEAR ENDED
                                                               SEPTEMBER 30, 2002     MARCH 31, 2002
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets                                           $   852,775,197    $   590,285,737
OPERATIONS:
   Net investment income                                                5,143,337         13,781,649
   Net realized gain (loss) on sale of investments                         31,292             71,800
                                                                  ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         5,174,629         13,853,449
                                                                  ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (5,143,337)       (13,781,649)
   Net realized gain on sale of investments                                     0                  0
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                          956,644,341      2,410,773,060
   Reinvestment of dividends                                              173,298            542,265
   Cost of shares redeemed                                         (1,003,182,333)    (2,148,897,665)
                                                                  ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                 (46,364,694)       262,417,660
                                                                  ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS                                 (46,333,402)       262,489,460
                                                                  ---------------    ---------------

NET ASSETS:

ENDING NET ASSETS                                                 $   806,441,795    $   852,775,197
Shares Issued and Redeemed:
   Shares sold                                                        956,644,341      2,410,773,062
   Shares issued in reinvestment of dividends                             173,298            542,265
   Shares redeemed                                                 (1,003,182,333)    (2,148,897,665)
                                                                  ---------------    ---------------
NET INCREASE(DECREASE) IN SHARES OUTSTANDING                          (46,364,694)       262,417,662
                                                                  ---------------    ---------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME             $             0    $             0
                                                                  ---------------    ---------------
   Shares issued and redeemed at constant $1.00 NAV

                                       26

                                                                          MONEY MARKET TRUST
                                                               -------------------------------------
                                                                      (UNAUDITED)
                                                                          FOR THE            FOR THE
                                                                 SIX MONTHS ENDED         YEAR ENDED
                                                               SEPTEMBER 30, 2002     MARCH 31, 2002
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets                                           $ 1,776,434,967    $ 1,161,092,158
OPERATIONS:
   Net investment income                                               17,345,000         49,686,094
   Net realized gain (loss) on sale of investments                        (23,863)           102,657
                                                                  ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        17,321,137         49,788,751
                                                                  ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (17,345,000)       (49,686,094)
   Net realized gain on sale of investments                                     0            (25,859)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                        3,454,990,248      5,331,217,214
   Reinvestment of dividends                                                   21                 97
   Cost of shares redeemed                                         (3,212,536,199)    (4,715,951,300)
                                                                  ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                 242,454,070        615,266,011
                                                                  ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS                                 242,430,207        615,342,809
                                                                  ---------------    ---------------
NET ASSETS:

ENDING NET ASSETS                                                 $ 2,018,865,174    $ 1,776,434,967
SHARES ISSUED AND REDEEMED:
   Shares sold                                                      3,454,990,242      5,331,217,174
   Shares issued in reinvestment of dividends                                  21                 97
   Shares redeemed                                                 (3,212,536,198)    (4,715,951,300)
                                                                  ---------------    ---------------
NET INCREASE(DECREASE) IN SHARES OUTSTANDING                          242,454,065        615,265,971
                                                                  ---------------    ---------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME             $             0    $             0
                                                                  ---------------    ---------------
   Shares issued and redeemed at constant $1.00 NAV

                                                                         NATIONAL TAX-FREE
                                                                         MONEY MARKET TRUST
                                                               -------------------------------------
                                                                      (UNAUDITED)
                                                                          FOR THE            FOR THE
                                                                 SIX MONTHS ENDED         YEAR ENDED
                                                               SEPTEMBER 30, 2002     MARCH 31, 2002
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets                                           $   627,773,130    $   339,791,393
OPERATIONS:
   Net investment income                                                3,847,702          8,978,021
   Net realized gain (loss) on sale of investments                         10,565             17,325
                                                                  ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         3,858,267          8,995,346
                                                                  ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (3,847,702)        (8,978,021)
   Net realized gain on sale of investments                                     0                  0
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                        1,011,810,676      1,778,404,392
   Reinvestment of dividends                                               26,673              3,441
   Cost of shares redeemed                                         (1,124,915,143)    (1,490,443,421)
                                                                  ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                (113,077,794)       287,964,412
                                                                  ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS                                (113,067,229)       287,981,737
                                                                  ---------------    ---------------
NET ASSETS:

ENDING NET ASSETS                                                 $   514,705,901    $   627,773,130
SHARES ISSUED AND REDEEMED:
   Shares sold                                                      1,011,810,677      1,778,404,392
   Shares issued in reinvestment of dividends                              26,672              3,441
   Shares redeemed                                                 (1,124,915,143)    (1,490,443,421)
                                                                  ---------------    ---------------
NET INCREASE(DECREASE) IN SHARES OUTSTANDING                         (113,077,794)       287,964,412
                                                                  ---------------    ---------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME             $           185    $           185
                                                                  ---------------    ---------------
   Shares issued and redeemed at constant $1.00 NAV

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS

                                                          BEGINNING                 DIVIDENDS      ENDING
                                                          NET ASSET          NET     FROM NET   NET ASSET
                                                          VALUE PER   INVESTMENT   INVESTMENT       VALUE
                                                              SHARE       INCOME       INCOME   PER SHARE
---------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET TRUST
April 1, 2002 to September 30, 2002 (Unaudited)             $  1.00         0.01        (0.01)    $  1.00
April 1, 2001 to March 31, 2002                             $  1.00         0.02        (0.02)    $  1.00
April 1, 2000 to March 31, 2001                             $  1.00         0.03        (0.03)    $  1.00
April 1, 1999 to March 31, 2000                             $  1.00         0.03        (0.03)    $  1.00
April 1, 1998 to March 31, 1999                             $  1.00         0.03        (0.03)    $  1.00
May 5, 1997(2) to March 31, 1998                            $  1.00         0.03        (0.03)    $  1.00

MONEY MARKET TRUST
April 1, 2002 to September 30, 2002 (Unaudited)             $  1.00         0.01        (0.01)    $  1.00
April 1, 2001 to March 31, 2002                             $  1.00         0.03        (0.03)    $  1.00
April 1, 2000 to March 31, 2001                             $  1.00         0.06        (0.06)    $  1.00
April 1, 1999 to March 31, 2000                             $  1.00         0.05        (0.05)    $  1.00
April 1, 1998 to March 31, 1999                             $  1.00         0.05        (0.05)    $  1.00
April 1, 1997 to March 31, 1998                             $  1.00         0.05        (0.05)    $  1.00

NATIONAL TAX-FREE MONEY MARKET TRUST
April 1, 2002 to September 30, 2002 (Unaudited)             $  1.00         0.01        (0.01)    $  1.00
April 1, 2001 to March 31, 2002                             $  1.00         0.02        (0.02)    $  1.00
April 1, 2000 to March 31, 2001                             $  1.00         0.04        (0.04)    $  1.00
April 1, 1999 to March 31, 2000                             $  1.00         0.03        (0.03)    $  1.00
April 1, 1998 to March 31, 1999                             $  1.00         0.03        (0.03)    $  1.00
November 10, 1997(2) to March 31, 1998                      $  1.00         0.01        (0.01)    $  1.00

                                       28

                                                          RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                          ----------------------------------------
                                                          NET INVESTMENT        NET          GROSS
                                                                  INCOME   EXPENSES    EXPENSES(1)
--------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET TRUST
April 1, 2002 to September 30, 2002 (Unaudited)                     1.30%      0.20%          0.24%
April 1, 2001 to March 31, 2002                                     1.92%      0.20%          0.25%
April 1, 2000 to March 31, 2001                                     3.33%      0.20%          0.23%
April 1, 1999 to March 31, 2000                                     2.89%      0.20%          0.67%
April 1, 1998 to March 31, 1999                                     2.91%      0.20%          0.91%
May 5, 1997(2) to March 31, 1998                                    3.18%      0.20%          0.85%

MONEY MARKET TRUST
April 1, 2002 to September 30, 2002 (Unaudited)                     1.75%      0.20%          0.23%
April 1, 2001 to March 31, 2002                                     3.02%      0.20%          0.22%
April 1, 2000 to March 31, 2001                                     6.20%      0.20%          0.22%
April 1, 1999 to March 31, 2000                                     5.35%      0.20%          0.48%
April 1, 1998 to March 31, 1999                                     5.20%      0.20%          0.61%
April 1, 1997 to March 31, 1998                                     5.46%      0.20%          0.61%

NATIONAL TAX-FREE MONEY MARKET TRUST
April 1, 2002 to September 30, 2002 (Unaudited)                     1.42%      0.20%          0.22%
April 1, 2001 to March 31, 2002                                     2.08%      0.20%          0.24%
April 1, 2000 to March 31, 2001                                     3.89%      0.20%          0.25%
April 1, 1999 to March 31, 2000                                     3.27%      0.20%          0.52%
April 1, 1998 to March 31, 1999                                     3.09%      0.20%          0.68%
November 10, 1997(2) to March 31, 1998                              3.32%      0.20%          0.63%

                                                                           NET ASSETS AT
                                                                 TOTAL     END OF PERIOD
                                                                RETURN   (000'S OMITTED)
----------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET TRUST
April 1, 2002 to September 30, 2002 (Unaudited)                   0.66%     $    806,442
April 1, 2001 to March 31, 2002                                   2.01%     $    852,775
April 1, 2000 to March 31, 2001                                   3.41%     $    590,286
April 1, 1999 to March 31, 2000                                   2.93%     $    540,704
April 1, 1998 to March 31, 1999                                   2.93%     $    549,289
May 5, 1997(2) to March 31, 1998                                  2.94%     $    636,441

MONEY MARKET TRUST
April 1, 2002 to September 30, 2002 (Unaudited)                   0.88%     $  2,018,865
April 1, 2001 to March 31, 2002                                   3.27%     $  1,776,435
April 1, 2000 to March 31, 2001                                   6.44%     $  1,161,092
April 1, 1999 to March 31, 2000                                   5.43%     $    713,278
April 1, 1998 to March 31, 1999                                   5.35%     $    471,923
April 1, 1997 to March 31, 1998                                   5.62%     $    630,770

NATIONAL TAX-FREE MONEY MARKET TRUST
April 1, 2002 to September 30, 2002 (Unaudited)                   0.71%     $    514,706
April 1, 2001 to March 31, 2002                                   2.25%     $    627,773
April 1, 2000 to March 31, 2001                                   4.01%     $    339,791
April 1, 1999 to March 31, 2000                                   3.30%     $    269,943
April 1, 1998 to March 31, 1999                                   3.16%     $    233,546
November 10, 1997(2) to March 31, 1998                            1.30%     $    229,447

                                                   NOTES TO FINANCIAL HIGHLIGHTS

     NOTES TO FINANCIAL HIGHLIGHTS

     (1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 7).

     (2) Commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                    MONEY MARKET TRUSTS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust commenced operations on November 8, 1999, and is currently comprised of 66 separate series. These financial statements present the Money Market Trust and National Tax-Free Money Market Trust, diversified series of the Trust, and the California Tax-Free Money Market Trust, a non-diversified series of the Trust (each, a "Fund", collectively, the "Funds").

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies, which are consistently followed by the Trust in the preparation of its financial statements, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     The Funds invest only in securities with remaining maturities not exceeding 397 days (13 months). Certain floating- and variable-rate instruments in the portfolios may have maturities in excess of 397 days, but carry a demand feature that permits the holder to tender the instruments back to the issuer at par value prior to maturity.

     The Funds use the amortized cost method to value their portfolio securities. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. The Funds seek to maintain a constant net asset value of $1.00 per share, although there is no assurance that they will be able to do so.

SECURITIES TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

REPURCHASE AGREEMENTS

     The Money Market Trust may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders from net investment income are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for Federal income taxes was required at September 30, 2002.

     The following Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains:

                                                                                    CAPITAL LOSS
      FUND                                                      YEAR EXPIRES        CARRYFORWARDS
      California Tax-Free Money Market Trust                         2008             $ 2,154

                                                                     2009               6,338

     The California Tax-Free Money Market Trust has current post-October deferred capital loss of $2. Such losses will be recognized for tax purposes on the first day of the following tax year.

3. ADVISORY FEES

     The Trust has entered into an advisory contract on behalf of the Funds with Wells Fargo Funds Management, LLC ("Funds Management"). Pursuant to the advisory contract, Funds Management has agreed to provide the Funds with daily portfolio management. Funds Management does not receive a fee for providing those services.

     Funds Management assumed investment advisory responsibilities for each of the Funds on March 1, 2001. Funds Management, an indirect, wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("Wells Fargo Bank"), was created to succeed to the mutual fund advisory and administrative responsibilities of Wells Fargo Bank in early 2001. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds.

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, acts as investment sub-adviser to the Funds. Wells Capital Management does not receive a fee for the services it provides as sub-adviser.

4. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Funds with Funds Management whereby Funds Management provides administrative services to the Trust and is entitled to receive monthly fees at the annual rate of 0.15% of each Fund's average daily net assets.

5. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Funds with Boston Financial Data Services ("BFDS"). Under the transfer agency contract, BFDS is entitled to receive, on a monthly basis, transfer agency fees based on the number of accounts and transactions of each Fund. Wells Fargo Bank also provides sub-transfer agency services to the Funds.

6. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Funds. For these services, Forum is entitled to receive a fixed monthly per fund fee, a basis point fee of 0.0025% of the average daily net assets of the Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

     In addition, the Trust has entered into a contract on behalf of the Funds with Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank, MN"), whereby Wells Fargo Bank, MN is responsible for providing custody services for the Funds. Pursuant to the contract, Wells Fargo Bank, MN is entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.02% of the average daily net assets of each Fund.

7. WAIVED FEES AND REIMBURSED EXPENSES

     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the six-month period ended September 30, 2002, were waived by Funds Management.

                                                                TOTAL FEES WAIVED
                                                                    BY FUNDS
      FUND                                                         MANAGEMENT
      California Tax-Free Money Market Trust                        $ 145,671

      Money Market Trust                                              279,463

      National Tax-Free Money Market Trust                             55,787

BOARD OF TRUSTEES                                            MONEY MARKET TRUSTS

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                            POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE ***     PAST FIVE YEARS                       OTHER DIRECTORSHIPS
   Robert C. Brown          Trustee since 1992        Retired. Director, Federal Farm       None
   71                                                 Credit Banks Funding Corporation
                                                      and Farm Credit System Financial
                                                      Assistance Corporation until
                                                      February 1999.

   W. Rodney Hughes         Trustee since 1987        Private Investor                      Barclays Global Investors
   76                                                                                       Funds/Master Investment
                                                                                            Portfolio, 23 portfolios

   J. Tucker Morse          Trustee since 1987        Private Investor/Real Estate          None
   58                                                 Developer; Chairman of
                                                      White Point Capital, LLC.

NON-INTERESTED TRUSTEES

                            POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE ***     PAST FIVE YEARS                       OTHER DIRECTORSHIPS
   Thomas S. Goho           Trustee since 1987        Wake Forest University, Calloway      None
   60                                                 School of Business and Accountancy.
                                                      Benson Pruitt Professorship since
                                                      1999, Associate Professor of Finance
                                                      1994-1999.

   Peter G. Gordon          Trustee since 1998        Chairman, CEO, and Co-Founder         None
   60                       (Lead Trustee             of Crystal Geyser Water Company
                            since 2001)               and President of Crystal Geyser
                                                      Roxane Water Company.

   Richard M. Leach         Trustee since 1987        President of Richard M. Leach         None
   69                                                 Associates (a financial consulting
                                                      firm).

   Timothy J. Penny         Trustee since 1996        Senior Counselor to the public        None
   50                                                 relations firm of Himle-Horner and
                                                      Senior Fellow at the Humphrey
                                                      Institute, Minneapolis,
                                                      Minnesota (a public policy
                                                      organization).

   Donald C. Willeke        Trustee since 1996        Principal in the law firm of          None
   62                                                 Willeke & Daniels.

OFFICERS

                            POSITION HELD AND         PRINCIPAL OCCUPATIONS
   NAME AND AGE             LENGTH OF SERVICE         DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
   Michael J. Hogan         President Since 2000      Executive Vice President of           None
   43                                                 Wells Fargo Bank, N.A. President
                                                      of Wells Fargo Funds Management,
                                                      LLC since March 2001. Senior Vice
                                                      President of Wells Fargo Bank, N.A.
                                                      from April 1997 to July 1999. Vice
                                                      President of American Express
                                                      Financial Advisors until April 1997.

   Karla M. Rabusch         Treasurer Since 2000      Senior Vice President of Wells Fargo  None
   43                                                 Bank, N.A. Senior Vice President
                                                      and Chief Administrative Officer of
                                                      Wells Fargo Funds Management,
                                                      LLC since March 2001. Vice
                                                      President of Wells Fargo Bank, N.A.
                                                      from December 1997 to May 2000.
                                                      Prior thereto, Director of Managed
                                                      Assets Investment Accounting of
                                                      American Express Financial
                                                      Advisors until November 1997.

   C. David Messman         Secretary Since 2000      Vice President and Senior Counsel     None
   42                                                 of Wells Fargo Bank, N.A. Vice
                                                      President and Secretary of Wells
                                                      Fargo Funds Management, LLC
                                                      since March 2001.

      * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

     ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

    *** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

LIST OF ABBREVIATIONS                                        MONEY MARKET TRUSTS

     The following is a list of common abbreviations for terms and entities which may have appeared in this report.

     ABAG       -- Association of Bay Area Governments
     ADR        -- American Depository Receipts
     AMBAC      -- American Municipal Bond Assurance Corporation
     AMT        -- Alternative Minimum Tax
     ARM        -- Adjustable Rate Mortgages
     BART       -- Bay Area Rapid Transit
     CDA        -- Community Development Authority
     CDSC       -- Contingent Deferred Sales Charge
     CGIC       -- Capital Guaranty Insurance Company
     CGY        -- Capital Guaranty Corporation
     CMT        -- Constant Maturity Treasury
     COFI       -- Cost of Funds Index Connie Lee
     Connie Lee -- Insurance Company
     COP        -- Certificate of Participation
     CP         -- Commercial Paper
     CTF        -- Common Trust Fund
     DW&P       -- Department of Water & Power
     DWR        -- Department of Water Resources
     EDFA       -- Education Finance Authority
     FGIC       -- Financial Guaranty Insurance Corporation
     FHA        -- Federal Housing Authority
     FHLB       -- Federal Home Loan Bank
     FHLMC      -- Federal Home Loan Mortgage Corporation
     FNMA       -- Federal National Mortgage Association
     FRN        -- Floating Rate Notes
     FSA        -- Financial Security Assurance, Inc
     GNMA       -- Government National Mortgage Association
     GO         -- General Obligation
     HFA        -- Housing Finance Authority
     HFFA       -- Health Facilities Financing Authority
     IDA        -- Industrial Development Authority
     LIBOR      -- London Interbank Offered Rate
     LLC        -- Limited Liability Corporation
     LOC        -- Letter of Credit
     LP         -- Limited Partnership
     MBIA       -- Municipal Bond Insurance Association
     MFHR       -- Multi-Family Housing Revenue
     MUD        -- Municipal Utility District
     MTN        -- Medium Term Note
     PCFA       -- Pollution Control Finance Authority
     PCR        -- Pollution Control Revenue
     PFA        -- Public Finance Authority
     PLC        -- Private Placement
     PSFG       -- Public School Fund Guaranty
     RAW        -- Revenue Anticipation Warrants
     RDA        -- Redevelopment Authority
     RDFA       -- Redevelopment Finance Authority
     R&D        -- Research & Development
     SFMR       -- Single Family Mortgage Revenue
     TBA        -- To Be Announced
     TRAN       -- Tax Revenue Anticipation Notes
     USD        -- Unified School District
     V/R        -- Variable Rate
     WEBS       -- World Equity Benchmark Shares

DATED MATERIAL                                                       PRSRT STD
PLEASE EXPEDITE                                                     U.S. POSTAGE
                                                                       PAID
                                                                    CANTON, MA
                                                                    PERMIT #313

MORE INFORMATION ABOUT WELLS FARGO FUNDS IS AVAILABLE FREE UPON REQUEST. TO OBTAIN LITERATURE, PLEASE WRITE OR CALL:

WELLS FARGO FUNDS
PO BOX 8266
BOSTON, MA 02266-8266

WELLS FARGO FUNDS INVESTOR SERVICES: 1-800-222-8222

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE WELLS FARGO FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB- ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC. WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC.


                                                                 SAR 010 (09/02)

[WELLS FARGO FUNDS LOGO]

WELLS FARGO OVERLAND EXPRESS SWEEP FUND

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2002

[GRAPHIC]

                                                     OVERLAND EXPRESS SWEEP FUND

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                      1

MONEY MARKET OVERVIEW                                                       2

PERFORMANCE HIGHLIGHTS                                                      4

PORTFOLIO OF INVESTMENTS                                                    5

FINANCIAL STATEMENTS

   STATEMENT OF ASSETS AND LIABILITIES                                      8

   STATEMENT OF OPERATIONS                                                  9

   STATEMENTS OF CHANGES IN NET ASSETS                                     10

   FINANCIAL HIGHLIGHTS                                                    12

NOTES TO FINANCIAL STATEMENTS                                              14

BOARD OF TRUSTEES                                                          17

LIST OF ABBREVIATIONS                                                      19

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

DEAR VALUED SHAREHOLDERS,

     This semi-annual report details information about the portfolio positioning and performance of the Wells Fargo money market funds for the six-month period ended September 30, 2002.

     Money market mutual funds felt the impact of a "flight to quality" from volatile stocks to the relative safety of bonds over the reporting period. The S&P 500 Index logged its worst performance in nearly 15 years with a 17% decline during the third quarter, leaving the benchmark on course for its third straight annual decline. Amid ongoing market volatility and an uncertain outlook for equities, many investors chose to reduce their stock holdings and place their proceeds in money market funds.

FALTERING STOCKS AND LOW INTEREST RATES SET THE STAGE FOR BONDS

     During the period, the Wells Fargo money market funds achieved their primary investment objectives of providing stable net asset values and liquidity. Money market returns reflected the low interest rate environment during the period as short-term interest rates at the end of the period fell to 1.75%, their lowest level in 40 years, as the Federal Reserve Board (the
   Fed) repeatedly tried to spark economic growth through multiple rate reductions.

     Declining interest rates were caused by other factors as well. For example, falling interest rates caused a flood of mortgage refinancing activity, which caused investors to abandon mortgage-backed securities for U.S. Treasury securities, thereby driving down interest rates. The exodus from stocks into U.S. Treasury securities and other money market instruments also triggered interest rate declines. Going forward, the economy is expected to grow nearly 2.5% -- a modest growth rate that should keep the Fed from changing interest rates.

     Looking ahead, the stock market will continue to set the stage for the bond market for the remainder of the year, with any earnings-induced rally impacting bond returns and triggering a reversal of capital from U.S. Treasury securities back to stocks. Also, both investment and non-investment grade yield differences are unusually wide by historical standards compared to U.S.Treasury securities. Both ultimately should benefit from an improved outlook for credit quality, a development associated with an earnings-related stock market rally. Tax-free municipal securities should also continue to be supported by relatively attractive yields now that after-tax yields are near parity with comparable U.S.Treasury securities. If the economy can post sustainable gains, then interest rates should begin to rise. Yet, should the economy falter, the Fed could trim short-term rates once again.

     Regardless of the interest rate outlook, your investment professional can help you design a strategy that meets your specific income needs, investment time frame and risk tolerance.

     As always, if you have any questions about your investments in Wells Fargo Funds, please contact your investment professional, or call us at 1-800-222-8222. You can also find answers to many of your questions online at www.wellsfargofunds.com.

     Thank you for your investment in WELLS FARGO FUNDS.

   Sincerely,

   /s/ Michael J. Hogan

   Michael J. Hogan
   President
   WELLS FARGO FUNDS

OVERLAND EXPRESS SWEEP FUND                                MONEY MARKET OVERVIEW

MONEY MARKET OVERVIEW

     This report covers the six-month period ended September 30, 2002.

     After rising early in the year, interest rates have begun to decline. Slow economic growth and tame inflation allowed the Federal Reserve Board (the
   Fed) to leave the key Federal funds rate unchanged at 1.75% during the second and third quarters -- the lowest rate in four decades. Against this backdrop, the dramatic inflows into money market funds fell from $2.21 trillion last fiscal year to $2.11 trillion this year.

U.S. TREASURY SECURITIES

     The U.S. Treasury market was influenced by events that affected the stock market. As hopes for a quick economic recovery faded and stocks relinquished their second quarter gains, investors fled to the safety and security of the U.S Treasury market. As a result, spreads between U.S.Treasury and other money market instruments widened. However, spreads narrowed at the end of the reporting period due, in part, to low short-term interest rates.

U.S. GOVERNMENT AGENCY SECURITIES

     U.S.Government agency securities rates began the period fairly wide to the London Interbank Offered Rate (LIBOR) -- a rate that the most creditworthy international banks dealing in euros charge each other for large loans -- only to end the third quarter of 2002 with a more narrow spread. Narrowing spreads reflected several factors, including low interest rates and concerns about reinvestment risk at government-sponsored mortgage lenders.

PRIME MONEY MARKET SECURITIES

     Although the Fed left short-term rates unchanged during the period, investors continued to anticipate a rate cut amid a stalling economy. This outlook sent longer-term money market rates significantly lower.

     The Federal funds short-term rate held steady over the past six months, opening and closing at 1.75%. Yet yields on longer-term money market rates plummeted, with yields on securities maturing between one day to one year slipping to 1.75%. Three-month LIBOR rates drifted downward from 2% in late March to 1.75%, while 12-month LIBOR rates plunged from 2% to 1.75% during the period.

     The supply of money market instruments - particularly commercial paper - decreased throughout the year. Low interest rates enticed some borrowers to issue longer-term bonds instead of commercial paper, while new financing methods allowed others to move their borrowings off their balance sheets. As of September 30, total industrial commercial paper stood at $161 billion, less than half that of the $352 billion reached in August 2000, and roughly equal to the amount outstanding at the end of 1996. Although some of the issuance of commercial paper was transferred to non-industrial issuers, the overall commercial paper market was 17% smaller in September 2002 than in August 2000. Also, credit quality still remains a major concern as the pace of rating downgrades continues to outnumber the few upgrades.

TAX-FREE SECURITIES

     The supply of variable notes continued to escalate in order to meet demand. Typically, variable rates drop until cash flows hit money market funds. However, this didn't occur this year and due to increased supply, the yield curve ultimately inverted, with variable notes yielding 15 basis points more than one-year paper.

     At the same time, vast amounts of municipal securities issued by California led to narrowing spreads against the general market paper. In fact, from April 2002 to late September 2002, spreads on one-year California and national security spreads narrowed from 20 basis points to an even yield. Amid the issuance activity, California's $11.5 billion (DWR) bond deal loomed over the marketplace. Keep in mind that the sheer size of the DRW deal may push yields for both California and national issues to taxable levels.

STRATEGIC OUTLOOK

     The combination of increasing money market fund assets and a contraction in the supply of possible investments has compressed credit quality spreads. Some funds have sought out new types of investments or made aggressive bets on the direction of interest rates in order to boost yields. We have taken a more conservative position based on the funds' objectives and intend to wait to invest in such new types of investments until they prove themselves in the marketplace in an effort to protect shareholders.

OVERLAND EXPRESS SWEEP FUND                               PERFORMANCE HIGHLIGHTS

OVERLAND EXPRESS SWEEP FUND

INVESTMENT OBJECTIVE

     The Wells Fargo Overland Express Sweep Fund (the Fund) seeks a high level of current income, while preserving capital and liquidity.

FUND MANAGERS
     Dave Sylvester
     Laurie White

INCEPTION DATE
     10/01/91

     AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)

                                                                6-MONTH*   1-YEAR    5-YEAR     10-YEAR
     Wells Fargo Overland Express Sweep Fund                      0.36      0.99      3.76        3.68

     Benchmark

       iMoneyNet First Tier Retail Money Fund Average(2)          0.57      1.36      4.57        5.09

* RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

     YIELD SUMMARY (AS OF SEPTEMBER 30, 2002)

     7-Day Current Yield                               0.63%

     7-Day Compound Yield                              0.64%

     30-Day Simple Yield                               0.63%

     30-Day Compound Yield                             0.63%

     CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

     Weighted Average Maturity                       46 Days

     Number of Holdings                                87

[CHART]

     PORTFOLIO COMPOSITION(3) (AS OF SEPTEMBER 30, 2002)

Commercial Paper                      62%
Floating Rate Notes                   12%
Repurchase Agreements                 12%
Certificates of Deposit                6%
Time Deposits                          4%
Short Term Corporate Bond              3%
U.S. Agencies                          1%

[CHART]

     MATURITY DISTRIBUTION (AS OF SEPTEMBER 30, 2002)

Overnight             16.6%
2-14 Days             14.1%
15-29 Days            18.4%
30-59 Days            27.3%
60-89 Days             9.8%
90-179 Days            8.7%
180-269 Days           4.7%
270+ Days              0.4%

     The Fund is sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to a continued investment in the Fund and are described in the Fund's Statement of Additional Information. An investment in a Wells Fargo money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. Investment returns will fluctuate. The Fund's yield figures more closely reflect the current earnings of the Fund than the total return figures. The Fund's Adviser has committed through July 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

     Performance shown for the Wells Fargo Overland Express Sweep Fund for periods prior to November 8, 1999, reflects performance of the Stagecoach Overland Express Fund, its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach Funds were reorganized into the Wells Fargo Funds. Performance shown for periods prior to December 15, 1997, reflects performance of the predecessor fund Overland Express Funds, Inc. portfolio.

(2) The iMoneyNet First Tier Retail Money Fund Average is an average of non-government retail funds that do not hold any second tier securities. Portfolio holdings of first tier funds include U.S. Treasury securities, U.S. other securities, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper.

(3)  Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002       OVERLAND EXPRESS SWEEP FUND
(UNAUDITED)

     OVERLAND EXPRESS SWEEP FUND

PRINCIPAL     SECURITY NAME                                                 INTEREST RATE      MATURITY DATE        VALUE
CERTIFICATES OF DEPOSIT - 6.49%
$ 50,000,000  Bank of Nova Scotia New York Branch                               1.74%             12/09/02     $    50,000,000
  65,000,000  Canadian Imperial Bank of Commerce New York Branch                1.75              11/06/02          65,003,231
 100,000,000  Commerzbank AG New York Branch+/-                                 1.79              10/29/02          99,999,619
  25,000,000  Southtrust Bank NA                                                1.99              12/05/02          25,000,000
  46,000,000  Swedbank                                                          2.51              11/25/02          45,998,631
  90,000,000  Toronto Dominion Bank New York Branch                             1.72              12/06/02          90,008,190
                                                                                                               ---------------

Total Certificates of Deposit (Cost $376,009,671)                                                                  376,009,671
                                                                                                               ---------------

COMMERCIAL PAPER - 60.48%
  50,000,000  Aegon Funding Corporation                                         1.80**            12/20/02          49,800,000
  10,000,000  Amstel Funding Corporation                                        1.78**            10/03/02           9,999,011
 100,000,000  Amstel Funding Corporation                                        2.09**            10/22/02          99,879,250
  35,000,000  Amstel Funding Corporation                                        2.05**            11/15/02          34,911,188
  45,000,000  Aquinas Funding LLC                                               2.00**            10/01/02          45,000,000
 128,000,000  Asset Securitization Cooperative Corporation                      1.78**            11/07/02         127,765,831
  90,000,000  Atlantis One Funding Corporation                                  1.81**            11/19/02          89,779,500
  50,000,000  Atlantis One Funding Corporation                                  1.71**            11/20/02          49,881,945
 101,418,000  Bavaria TRR Corporation                                           1.80**            10/15/02         101,347,401
  59,500,000  CC (USA) LLC                                                      1.78**            02/20/03          59,085,765
  52,700,000  CC (USA) LLC                                                      1.73**            02/24/03          52,332,390
  75,000,000  Charta Corporation                                                1.78**            11/04/02          74,873,917
  50,000,000  Concord Minuteman Capital Company LLC                             1.78**            11/06/02          49,911,000
  50,000,000  Concord Minuteman Capital Company LLC                             1.78**            11/07/02          49,908,528
  43,000,000  Crown Point Capital Company LLC                                   1.76**            10/11/02          42,978,978
  16,000,000  Crown Point Capital Company LLC                                   1.76**            10/16/02          15,988,267
  47,437,000  Crown Point Capital Company LLC                                   1.81**            10/21/02          47,389,563
  81,050,000  Dorada Finance Incorporated                                       1.76**            02/13/03          80,518,109
  75,000,000  Edison Asset Securitization LLC                                   1.72**            02/19/03          74,497,688
  10,000,000  Eureka Securitization Incorporated                                1.78**            10/25/02           9,988,200
  30,000,000  Eureka Securitization Incorporated                                1.77**            11/19/02          29,928,134
  23,526,000  Fairway Finance Corporation                                       1.72**            11/13/02          23,477,948
  78,945,000  Fairway Finance Corporation                                       1.76**            12/20/02          78,637,991
 105,155,000  Forrestal Funding                                                 1.76**            11/01/02         104,995,632
  75,000,000  Giro Funding US Corporation                                       1.72**            10/08/02          74,975,063
  60,000,000  Giro Funding US Corporation                                       1.79**            11/18/02          59,857,600
  62,000,000  Govco Incorporated                                                1.77**            10/24/02          61,929,888
 100,000,000  Governor & Company of the Bank of Ireland                         1.78**            04/17/03          99,032,002
  31,000,000  Grampian Funding Limited                                          1.80**            10/02/02          30,998,450
  75,000,000  Greyhawk Funding LLC                                              1.77**            12/04/02          74,765,334
  17,883,000  Halogen Capital Company LLC                                       1.80**            10/11/02          17,874,108
 100,000,000  Hambergische Landesbank GZ                                        1.76**            10/23/02          99,892,445
 100,000,000  Landesbanken Schleswig Holstein                                   1.76**            11/13/02          99,789,778
  89,341,000  Lexington Parker Capital Corporation                              2.08**            10/22/02          89,233,642
  50,000,000  Lexington Parker Capital Corporation LLC                          1.78**            03/14/03          49,599,112
 100,000,000  Moat Funding LLC                                                  2.14**            10/08/02          99,958,778
  37,000,000  Moat Funding LLC                                                  1.87**            01/24/03          36,781,341

                                        5

PRINCIPAL     SECURITY NAME                                                 INTEREST RATE      MATURITY DATE        VALUE
$100,000,000  Moriarity Limited                                                 2.18%**           10/09/02     $    99,952,000
  50,000,000  Moriarty Limited                                                  1.65**            02/06/03          49,708,446
  47,503,000  Mortgage Interest Net Trust                                       1.79**            12/17/02          47,322,146
  55,000,000  Neptune Funding Corporation                                       1.81**            10/30/02          54,920,250
 105,555,000  Neptune Funding Corporation                                       1.81**            10/31/02         105,395,788
  75,000,000  Ness LLC                                                          1.74**            03/24/03          74,376,501
  50,000,000  Northern Rock plc                                                 1.99**            11/14/02          49,879,611
 100,000,000  Paradigm Funding LLC                                              1.79**            10/09/02          99,960,222
  50,000,000  Pennine Funding LLC                                               1.71**            11/12/02          49,900,833
 125,571,000  Perry Global Funding                                              1.77**            10/29/02         125,398,131
 125,000,000  Preferred Receivables Funding Corporation                         1.78**            11/05/02         124,783,681
  60,000,000  Prudential plc                                                    2.29**            12/20/02          59,700,000
  80,000,000  Sheffield Receivables Corporation                                 1.80**            10/03/02          79,992,000
 100,000,000  Shell Finance UK                                                  1.78**            04/11/03          99,061,335
  30,243,000  White Pine Finance LLC                                            1.97**            10/03/02          30,239,724
  27,828,000  White Pine Finance LLC                                            2.07**            11/18/02          27,751,937
  27,500,000  ZCM Matched Funding Corporation                                   2.05**            11/13/02          27,433,320
                                                                                                               ---------------

Total Commercial Paper (Cost $3,503,339,702)                                                                     3,503,339,702
                                                                                                               ---------------

FIXED RATE NOTES - CORPORATE - 3.02%
  20,000,000  Links Finance LLC+                                                2.00              10/10/03          20,000,000
  75,000,000  Merrill Lynch & Company Incorporated                              3.03              04/02/03          75,000,000
  80,000,000  World Savings & Loan                                              1.72              11/21/02          79,997,743
                                                                                                               ---------------

Total Fixed Rate Notes - Corporate (Cost $174,997,743)                                                             174,997,743
                                                                                                               ---------------

FLOATING RATE NOTES - AGENCY - 1.24%
  72,000,000  FNMA+/-                                                           1.70              12/05/02          71,996,134
                                                                                                               ---------------

Total Floating Rate Notes - Agency (Cost $71,996,134)                                                               71,996,134
                                                                                                               ---------------

FLOATING RATE NOTES - CORPORATE - 12.93%
  60,000,000  American Express Centurion Bank+/-                                1.82              10/07/02          60,000,000
  45,000,000  Associates Corporation of North America+/-                        1.86              06/26/03          45,000,000
  21,000,000  Bear Stearns & Company Incorporated+/-                            2.24              12/16/02          21,013,650
  30,000,000  Bear Stearns & Company Incorporated+/-                            2.15              03/28/03          30,043,018
  50,000,000  Bear Stearns & Company Incorporated+/-                            1.86              04/03/03          50,000,000
  75,000,000  Belford US Capital Company+/- +                                   1.83              02/18/03          75,000,000
  46,000,000  Belford US Capital Company+/- +                                   1.81              03/07/03          46,000,000
  97,000,000  Eureka Securitization Incorporated+/-                             1.79              04/15/03          97,000,000
  50,000,000  Goldman Sachs Group Incorporated+/-                               1.77              02/06/03          50,000,000
  27,000,000  Household Finance Corporation+/-                                  2.04              11/01/02          27,004,122
  25,000,000  JP Morgan Chase & Company+/-                                      1.89              03/06/03          25,014,286
  50,000,000  Liberty Lighthouse Capital+/- +                                   1.81              01/17/03          49,998,545
  60,000,000  Merrill Lynch & Company Incorporated+/-                           1.80              01/13/03          60,000,000
  80,000,000  Northern Rock plc+/- +                                            1.75              02/14/03          80,000,000
  33,000,000  Swedbank+/-                                                       1.76              12/16/02          32,994,970
                                                                                                               ---------------

Total Floating Rate Notes - Corporate (Cost $749,068,591)                                                          749,068,591
                                                                                                               ---------------

                                        6

PRINCIPAL     SECURITY NAME                                                 INTEREST RATE      MATURITY DATE        VALUE
REPURCHASE AGREEMENTS - 12.36%
$250,000,000  Banc America Securities LLC                                       1.96%             10/01/02     $   250,000,000
  25,000,000  Banc America Securities LLC                                       2.00              10/01/02          25,000,000
 210,000,000  Bear Stearns & Company Incorporated                               1.96              10/01/02         210,000,000
  45,801,000  Credit Suisse First Boston                                        1.96              10/01/02          45,801,000
 145,000,000  JP Morgan Securities Incorporated                                 2.00              10/01/02         145,000,000
  40,000,000  Morgan Stanley & Company Incorporated                             2.05              10/01/02          40,000,000
                                                                                                               ---------------

Total Repurchase Agreements (Cost $715,801,000)                                                                    715,801,000
                                                                                                               ---------------

TIME DEPOSITS - 3.54%
 175,000,000  Banque Bruxelles Lambert                                          2.00              10/01/02         175,000,000
  30,000,000  Societe Generale (Canada)                                         2.00              10/01/02          30,000,000
                                                                                                               ---------------

Total Time Deposits (Cost $205,000,000)                                                                            205,000,000
                                                                                                               ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $5,796,212,841)*                                            100.06%                                      $ 5,796,212,841
Other Assets and Liabilities, Net                                  (0.06)                                           (3,676,841)
                                                                  ------                                       ---------------
Total Net Assets                                                  100.00%                                      $ 5,792,536,000
                                                                  ------                                       ---------------

+ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID BY THE ADVISOR BASED ON PROCEDURES APPROVED BY THE BOARD OF DIRECTORS.

+/- VARIABLE RATE SECURITIES. THE MATURITY DATE SHOWN IS THE ACTUAL MATURITY
    DATE.

**  YIELD TO MATURITY.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

OVERLAND EXPRESS         STATEMENT OF ASSETS & LIABILITIES -- SEPTEMBER 30, 2002
SWEEP FUND                                                           (UNAUDITED)

                                                                OVERLAND EXPRESS
                                                                      SWEEP FUND

ASSETS
INVESTMENTS:
   In securities, at amortized cost                              $ 5,080,411,841
   Repurchase Agreements, at cost                                    715,801,000
   Cash                                                                   53,455
   Receivable interest and other receivables                           4,509,585
                                                                 ---------------
TOTAL ASSETS                                                       5,800,775,881
                                                                 ---------------

LIABILITIES
   Payable to Investment advisor and affiliates                        2,694,850
   Payable to other related parties                                    2,624,982
   Accrued expenses and other liabilities                              1,187,168
   Dividends payable                                                   1,732,881
                                                                 ---------------
TOTAL LIABILITIES                                                      8,239,881
                                                                 ---------------
TOTAL NET ASSETS                                                 $ 5,792,536,000
                                                                 ---------------

NET ASSETS CONSIST OF:

   Paid-in capital                                               $ 5,792,582,009
   Distributions in excess of net investment income                         (172)
   Distributions in excess of net realized gain                          (45,837)
                                                                 ---------------
TOTAL NET ASSETS                                                 $ 5,792,536,000
                                                                 ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE

Net assets                                                       $ 5,792,536,000
Shares outstanding                                                 5,792,592,644
Net asset value and offering price per share                     $          1.00
                                                                 ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS                   OVERLAND EXPRESS
ENDED SEPTEMBER 30, 2002 (UNAUDITED)                                  SWEEP FUND

                                                                OVERLAND EXPRESS
                                                                      SWEEP FUND

INVESTMENT INCOME
   Interest                                                         $ 54,199,989
                                                                    ------------
TOTAL INVESTMENT INCOME                                               54,199,989
                                                                    ------------

EXPENSES
   Advisory fees                                                      12,434,095
   Administration fees                                                 4,144,698
   Custody                                                               552,626
   Shareholder servicing fees                                          8,289,397
   Portfolio accounting fees                                             113,297
   Transfer agent                                                        112,886
   Distribution fees                                                   8,289,397
   Legal and audit fees                                                   21,054
   Registration fees                                                       8,650
   Directors' fees                                                         3,220
   Shareholder reports                                                   271,179
   Other                                                                 264,717
                                                                    ------------
TOTAL EXPENSES                                                        34,505,216
                                                                    ------------
NET INVESTMENT INCOME                                                 19,694,773
                                                                    ------------
   Net Realized Gain from Investments                                    (45,638)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 19,649,135
                                                                    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

OVERLAND EXPRESS SWEEP FUND                   STATEMENT OF CHANGES IN NET ASSETS

                                                                                           OVERLAND EXPRESS SWEEP FUND
                                                                                 ----------------------------------------------
                                                                                        (UNAUDITED)
                                                                                            FOR THE                     FOR THE
                                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                                 SEPTEMBER 30, 2002              MARCH 31, 2002
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets                                                          $    6,107,674,502            $  4,924,868,846

OPERATIONS:
   Net investment income (loss)                                                          19,694,773                 119,119,147
   Net realized gain (loss) on sale of investments                                          (45,638)                       (200)
                                                                                 ------------------            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          19,649,135                 119,118,947
                                                                                 ------------------            ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                (19,694,773)               (119,119,319)
   Net realized gain on sales of investments                                                      0                      (8,858)
CAPITAL SHARE TRANSACTIONS(1):
   Proceeds from shares sold                                                          6,389,233,647              13,769,380,706
   Reinvestment of dividends                                                              7,487,458                  48,079,766
   Cost of shares redeemed                                                           (6,711,813,969)            (12,634,645,586)
                                                                                 ------------------            ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS        (315,092,864)              1,182,814,886
                                                                                 ------------------            ----------------
NET INCREASE (DECREASE) IN NET ASSETS                                                  (315,138,502)              1,182,805,656
                                                                                 ------------------            ----------------

NET ASSETS:

ENDING NET ASSETS                                                                $    5,792,536,000            $  6,107,674,502
                                                                                 ------------------            ----------------
SHARES ISSUED AND REDEEMED:
   Shares sold - Class A                                                              6,389,233,648              13,769,380,707
   Shares issued in reinvestment of dividends - Class A                                   7,487,458                  48,079,766
   Shares redeemed - Class A                                                         (6,711,813,969)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A                                (315,092,863)              1,182,814,887
                                                                                 ------------------            ----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME                            $             (172)           $           (172)
                                                                                 ------------------            ----------------

(1) SHARES ISSUED AND REDEEMED AT CONSTANT $1.00 NAV

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

OVERLAND EXPRESS SWEEP FUND                                 FINANCIAL HIGHLIGHTS

                                                                  BEGINNING                         DIVIDENDS           ENDING
                                                                  NET ASSET             NET          FROM NET        NET ASSET
                                                                  VALUE PER      INVESTMENT        INVESTMENT        VALUE PER
                                                                      SHARE          INCOME            INCOME            SHARE
------------------------------------------------------------------------------------------------------------------------------
OVERLAND EXPRESS SWEEP FUND
April 1, 2002 to September 30, 2002 (Unaudited)                      $ 1.00            0.00(3)           0.00(3)        $ 1.00
April 1, 2001 to March 31, 2002                                      $ 1.00            0.02             (0.02)          $ 1.00
April 1, 2000 to March 31, 2001                                      $ 1.00            0.05             (0.05)          $ 1.00
April 1, 1999 to March 31, 2000                                      $ 1.00            0.04             (0.04)          $ 1.00
April 1, 1998 to March 31, 1999                                      $ 1.00            0.04             (0.04)          $ 1.00
January 1, 1998 to March 31, 1998(4)                                 $ 1.00            0.01             (0.01)          $ 1.00
January 1, 1997 to December 31, 1997                                 $ 1.00            0.04             (0.04)          $ 1.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       12

                                                       RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                   ------------------------------------------------                 NET ASSETS AT
                                                   NET INVESTMENT            NET             GROSS      TOTAL       END OF PERIOD
                                                        INCOME(1)    EXPENSES(1)    EXPENSES(1)(2)     RETURN     (000'S OMITTED)
---------------------------------------------------------------------------------------------------------------------------------
OVERLAND EXPRESS SWEEP FUND
April 1, 2002 to September 30, 2002 (Unaudited)              0.71%          1.25%             1.25%      0.36%       $  5,792,536
April 1, 2001 to March 31, 2002                              2.13%          1.25%             1.25%      2.26%       $  6,107,675
April 1, 2000 to March 31, 2001                              5.21%          1.25%             1.25%      5.35%       $  4,924,869
April 1, 1999 to March 31, 2000                              4.29%          1.25%             1.29%      4.32%       $  3,863,612
April 1, 1998 to March 31, 1999                              4.16%          1.25%             1.28%      4.26%       $  3,097,219
January 1, 1998 to March 31, 1998(4)                         4.49%          1.25%             1.26%      1.11%       $  2,594,910
January 1, 1997 to December 31, 1997                         4.40%          1.24%             1.26%      4.47%       $  2,956,090

OVERLAND EXPRESS SWEEP FUND                        NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS

(1) Ratios include activity of the Cash Investment Trust Master Portfolio prior to December 15, 1997.

(2) During each period, various fees and expenses may have been waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.

(3) Rounds to less that $0.01.

(4) Fiscal year end changed to March 31.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS                        OVERLAND EXPRESS SWEEP FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

     Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust commenced operations on November 8, 1999, and is currently comprised of 66 separate series. These financial statements present the Overland Express Sweep Fund (the "Fund"), a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies which are consistently followed by the Trust in the preparation of its financial statements are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     The Fund invests only in securities with remaining maturities not exceeding 397 days (13 months). Certain floating- and variable-rate instruments in the portfolio may have maturities in excess of 397 days, but carry a demand feature that permits the holder to tender the instruments back to the issuer at par value prior to maturity.

     The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITIES TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Fund's custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders from net investment income are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains are declared and distributed at least annually. Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2002.

     The Fund had $199 of estimated capital loss carryforwards, which is available to offset future net realized capital gains. The loss carryforward will expire in 2010.

3. ADVISORY FEES

     The Trust has entered into an advisory contract on behalf of the Overland Express Sweep Fund with Wells Fargo Funds Management, LLC ("Funds Management").

     Pursuant to the advisory contract, Funds Management has agreed to provide the Fund with daily portfolio management for which Funds Management is entitled to be paid a monthly advisory fee at the annual rate of 0.45% of the Fund's average daily net assets.

     Funds Management assumed investment advisory responsibilities for each of the Funds on March 1, 2001. Funds Management, an indirect, wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("Wells Fargo Bank"), was created to succeed to the mutual fund advisory and administrative responsibilities of Wells Fargo Bank in early 2001. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund.

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, acts as investment sub-adviser to the Fund. Wells Capital Management is entitled to receive from Funds Management, as compensation for its sub-advisory services to the Fund, a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets up to $1 billion and 0.04% of the Fund's average daily net assets in excess of $1 billion.

4. DISTRIBUTION FEES

     The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Overland Express Sweep Fund pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay to Stephens Inc. ("Stephens"), as compensation for distribution-related services or as reimbursement for distribution-related expenses, a monthly fee at an annual rate of 0.30% of the Fund's average daily net assets. The distribution fees paid on behalf of the Fund for the six-month period ended September 30, 2002 were $8,289,397.

5. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Fund with Funds Management whereby Funds Management provides administrative services to the Trust and is entitled to receive a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

6. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Fund with Boston Financial Data Services ("BFDS"). Wells Fargo Bank will continue to provide sub-transfer agency services to the Fund.

     For providing transfer agency services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all of the funds of the Trust and Wells Fargo Variable Trust. The transfer agency fees paid by the Funds for the 6-month period ended September 30, 2002 are disclosed on the Statement of Operations.

7. SHAREHOLDER SERVICING FEES

     The Trust has entered into a contract on behalf of the Fund with numerous shareholder servicing agents, whereby the Fund is charged an annual fee of 0.30% of the average daily net assets of the Fund for these services. The shareholder servicing fees paid on behalf of the Fund for the six-month period ended September 30, 2002 were $8,289,397.

8. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Fund. For these services, Forum is entitled to receive a fixed monthly per fund fee, a basis point fee of 0.0025% of the average daily net assets of the Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

     In addition, the Trust has entered into a contract on behalf of the Fund with Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank, MN"), whereby Wells Fargo Bank, MN is responsible for providing custody services for the Fund. Pursuant to the contract, Wells Fargo Bank, MN is entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.02% of the average daily net assets of the Fund.

BOARD OF TRUSTEES                                    OVERLAND EXPRESS SWEEP FUND

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                              POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
     NAME AND AGE             LENGTH OF SERVICE***   PAST FIVE YEARS                        OTHER DIRECTORSHIPS
     Robert C. Brown          Trustee                Retired. Director, Federal             None
     71                       since 1992             Farm Credit Banks Funding
                                                     Corporation and Farm Credit
                                                     System Financial Assistance
                                                     Corporation until February 1999.

     W. Rodney Hughes         Trustee                Private Investor.                      Barclays Global
     76                       since 1987                                                    Investors Funds/Master
                                                                                            Investment Portfolio,
                                                                                            23 portfolios

     J. Tucker Morse          Trustee                Private Investor/Real Estate           None
     58                       since 1987             Developer; Chairman of White
                                                     Point Capital, LLC.

NON-INTERESTED TRUSTEES

                              POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
     NAME AND AGE             LENGTH OF SERVICE***   PAST FIVE YEARS                        OTHER DIRECTORSHIPS
     Thomas S. Goho           Trustee                Wake Forest University,                None
     60                       since 1987             Calloway School of Business
                                                     and Accountancy. Benson Pruitt
                                                     Professorship since 1999,
                                                     Associate Professor of Finance
                                                     1994-1999.

     Peter G. Gordon          Trustee                Chairman, CEO, and Co-                 None
     60                       since 1998             Founder of Crystal Geyser
                              (Lead Trustee          Water Company and President
                              since 2001)            of Crystal Geyser Roxane
                                                     Water Company.

     Richard M. Leach         Trustee                President of Richard M. Leach          None
     69                       since 1987             Associates (a financial
                                                     consulting firm).

     Timothy J. Penny         Trustee                Senior Counselor to the public         None
     50                       since 1996             relations firm of Himle-Horner
                                                     and Senior Fellow at the Humphrey
                                                     Institute, Minneapolis, Minnesota
                                                     (a public policy organization).

     Donald C. Willeke        Trustee                Principal in the law firm of           None
     62                       since 1996             Willeke & Daniels.

OFFICERS

                              POSITION HELD AND      PRINCIPAL OCCUPATIONS DURING
     NAME AND AGE             LENGTH OF SERVICE***   PAST FIVE YEARS                        OTHER DIRECTORSHIPS
     Michael J. Hogan         President              Executive Vice President of Wells      None
     43                       Since 2000             Fargo Bank, N.A. President of
                                                     Wells Fargo Funds Management,
                                                     LLC since March 2001. Senior
                                                     Vice President of Wells Fargo
                                                     Bank, N.A. from April 1997 to
                                                     July 1999. Vice President of
                                                     American Express Financial
                                                     Advisors until April 1997.

     Karla M. Rabusch         Treasurer              Senior Vice President of Wells         None
     43                       Since 2000             Fargo Bank, N.A. Senior Vice
                                                     President and Chief Administrative
                                                     Officer of Wells Fargo Funds
                                                     Management, LLC since
                                                     March 2001. Vice President of
                                                     Wells Fargo Bank, N.A. from
                                                     December 1997 to May 2000.
                                                     Prior thereto, Director of Managed
                                                     Assets Investment Accounting of
                                                     American Express Financial
                                                     Advisors until November 1997.

     C. David Messman         Secretary              Vice President and Senior Counsel      None
     42                       Since 2000             of Wells Fargo Bank, N.A. Vice
                                                     President and Secretary of Wells
                                                     Fargo Funds Management, LLC
                                                     since March 2001.

      * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.

     ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

    *** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

LIST OF ABBREVIATIONS                                OVERLAND EXPRESS SWEEP FUND

     The following is a list of common abbreviations for terms and entities which may have appeared in this report.

     ABAG       -- Association of Bay Area Governments

     ADR        -- American Depository Receipts

     AMBAC      -- American Municipal Bond Assurance Corporation

     AMT        -- Alternative Minimum Tax

     ARM        -- Adjustable Rate Mortgages

     BART       -- Bay Area Rapid Transit

     CDA        -- Community Development Authority

     CDSC       -- Contingent Deferred Sales Charge

     CGIC       -- Capital Guaranty Insurance Company

     CGY        -- Capital Guaranty Corporation

     CMT        -- Constant Maturity Treasury

     COFI       -- Cost of Funds Index

     Connie Lee -- Connie Lee Insurance Company

     COP        -- Certificate of Participation

     CP         -- Commercial Paper

     CTF        -- Common Trust Fund

     DW&P       -- Department of Water & Power

     DWR        -- Department of Water Resources

     EDFA       -- Education Finance Authority

     FGIC       -- Financial Guaranty Insurance Corporation

     FHA        -- Federal Housing Authority

     FHLB       -- Federal Home Loan Bank

     FHLMC      -- Federal Home Loan Mortgage Corporation

     FNMA       -- Federal National Mortgage Association

     FRN        -- Floating Rate Notes

     FSA        -- Financial Security Assurance, Inc

     GNMA       -- Government National Mortgage Association

     GO         -- General Obligation

     HFA        -- Housing Finance Authority

     HFFA       -- Health Facilities Financing Authority

     IDA        -- Industrial Development Authority

     LIBOR      -- London Interbank Offered Rate

     LLC        -- Limited Liability Corporation

     LOC        -- Letter of Credit

     LP         -- Limited Partnership

     MBIA       -- Municipal Bond Insurance Association

     MFHR       -- Multi-Family Housing Revenue

     MUD        -- Municipal Utility District

     MTN        -- Medium Term Note

     PCFA       -- Pollution Control Finance Authority

     PCR        -- Pollution Control Revenue

     PFA        -- Public Finance Authority

     PLC        -- Private Placement

     PSFG       -- Public School Fund Guaranty

     RAW        -- Revenue Anticipation Warrants

     RDA        -- Redevelopment Authority

     RDFA       -- Redevelopment Finance Authority

     R&D        -- Research & Development

     SFMR       -- Single Family Mortgage Revenue

     STEERS     -- Structured Enhanced Return Trust

     TBA        -- To Be Announced

     TRAN       -- Tax Revenue Anticipation Notes

     USD        -- Unified School District

     V/R        -- Variable Rate

     WEBS       -- World Equity Benchmark Shares

DATED MATERIAL                                                        PRSRT STD
PLEASE EXPEDITE                                                     U.S. POSTAGE
                                                                        PAID
                                                                     CANTON, MA
                                                                    PERMIT #313

More information about WELLS FARGO FUNDS is available free upon request. To obtain literature, please write or call:

WELLS FARGO FUNDS
PO Box 8266
Boston, MA 02266-8266

WELLS FARGO FUNDS Investor Services: 1-800-222-8222

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WELLS FARGO FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc.

                                                                 SAR 011 (09/02)

[GRAPHIC]

[WELLS FARGO FUNDS LOGO]

WELLS FARGO ALLOCATION FUNDS

ANNUAL REPORT


ASSET ALLOCATION FUND

GROWTH BALANCED FUND

INDEX ALLOCATION FUND

MODERATE BALANCED FUND

STRATEGIC GROWTH ALLOCATION FUND

STRATEGIC INCOME FUND


SEPTEMBER 30, 2002

                                                                ALLOCATION FUNDS

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                         1

PERFORMANCE HIGHLIGHTS

   ASSET ALLOCATION FUND                                                       4

   GROWTH BALANCED FUND                                                        6

   INDEX ALLOCATION FUND                                                       8

   MODERATE BALANCED FUND                                                     10

   STRATEGIC GROWTH ALLOCATION FUND                                           12

   STRATEGIC INCOME FUND                                                      14

PORTFOLIO OF INVESTMENTS

   ASSET ALLOCATION FUND                                                      16

   GROWTH BALANCED FUND                                                       32

   INDEX ALLOCATION FUND                                                      33

   MODERATE BALANCED FUND                                                     48

   STRATEGIC GROWTH ALLOCATION FUND                                           49

   STRATEGIC INCOME FUND                                                      50

FINANCIAL STATEMENTS

   STATEMENTS OF ASSETS AND LIABILITIES                                       51

   STATEMENTS OF OPERATIONS                                                   52

   STATEMENTS OF CHANGES IN NET ASSETS                                        54

   FINANCIAL HIGHLIGHTS                                                       56

NOTES TO FINANCIAL HIGHLIGHTS                                                 60

NOTES TO FINANCIAL STATEMENTS                                                 61

INDEPENDENT AUDITORS' REPORT                                                  68

TAX INFORMATION                                                               69

                                 CORE PORTFOLIOS

PORTFOLIO OF INVESTMENTS

   DISCIPLINED GROWTH PORTFOLIO                                               70

   EQUITY INCOME PORTFOLIO                                                    73

   INDEX PORTFOLIO                                                            76

   INTERNATIONAL EQUITY PORTFOLIO                                             91

   LARGE CAP APPRECIATION PORTFOLIO                                           95

   LARGE COMPANY GROWTH PORTFOLIO                                            100

   SMALL CAP BASIC VALUE PORTFOLIO                                           103

   SMALL CAP INDEX PORTFOLIO                                                 106

   SMALL CAP VALUE PORTFOLIO                                                 123

   SMALL COMPANY GROWTH PORTFOLIO                                            127

   SMALL COMPANY VALUE PORTFOLIO                                             132

FINANCIAL STATEMENTS

   STATEMENTS OF ASSETS AND LIABILITIES                                      138

   STATEMENTS OF OPERATIONS                                                  140

   STATEMENTS OF CHANGES IN NET ASSETS                                       142

   FINANCIAL HIGHLIGHTS                                                      146

NOTES TO FINANCIAL HIGHLIGHTS                                                148

NOTES TO FINANCIAL STATEMENTS                                                149

INDEPENDENT AUDITORS' REPORT                                                 153

BOARD OF TRUSTEES                                                            154

LIST OF ABBREVIATIONS                                                        156

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

THIS PAGE IS INTENTIONALLY LEFT BLANK --

DEAR VALUED SHAREHOLDER,

     We are pleased to provide you with this WELLS FARGO ALLOCATION FUNDS annual report for the 12-month period ending September 30, 2002. On the following pages, you will find a discussion of each Fund, including performance highlights, the Fund managers' strategic outlook, as well as interesting facts and figures about each portfolio.

EARLY SIGNS POINT TOWARD RECOVERY

     Early in the period, signs pointed to a swift recovery from a shallow recession. The Federal Reserve Board (the Fed) cut interest rates three times during the fourth quarter of 2001, dropping its target discount rate to 1.75% by December 2001. Stocks rallied on expectations that the lowest short-term interest rates in 40 years, combined with government spending and tax cuts, would trigger an economic recovery in 2002. Other indications of an economic recovery included declining inventories, low inflation levels, and a strengthening in manufacturing conditions. By the start of 2002, the economy appeared to be turning toward a recovery, led by demand in housing, consumer spending, and business investment.

STOCK PRICES DECLINE

     By early spring of 2002, however, other factors clouded the economic landscape. An accounting-related crisis of confidence that began with investigations into Enron spread during the fiscal year, sending stock prices below their post-September 11 lows. The threat of war with Iraq compounded investor concerns and overshadowed signs of an economic recovery. As investors largely fled equities, the S&P 500 Index posted double-digit declines. The index capped off the dismal 12-month reporting period with a third quarter 2002 loss that represented its worst quarterly performance in nearly 15 years.

     Although stock market weakness was pervasive, the technology and telecommunications sectors suffered the steepest declines for the 12-month period. However, growth stocks outperformed value stocks for the last two quarters, an indication that the excesses of the tech-oriented growth style may have been largely wrung from the market. On the positive side, high-dividend, S&P 500 stocks yielding more than 3.5% held up relatively well. Investors migrated toward the market's more defensive sectors, such as consumer staples and health care, whose relatively stable earnings growth tended to be less sensitive to the economy's ups and downs.

BONDS: HELPED BY THE EXODUS FROM STOCKS

     The same factors that drove down stock prices created a tailwind for bonds. At September 30, 2002, the Lehman Brothers Aggregate Bond Index stood well-positioned to achieve its second double-digit annual gain in the past three years. Early in the reporting period, as signs of an economic recovery sent interest rates higher, U.S. Treasury securities were hit the hardest, while the optimism about the economy propelled corporate bonds into a leadership position. As the prospect of recovery dimmed and the stock market slumped, the U.S. Treasury market took the lead. The corporate bond market declined in the face of lower stock prices and corporate accounting concerns, while mortgage-backed securities were affected by heightened pre-payment risk.

     Beneath the gloomy surface, the seeds of a market recovery were planted during the second half of the period. After the sharp decline in equity prices, particularly during the third quarter, stocks are now cheaper relative to bonds, a market environment not seen in 23 years. The economy still enjoys support from solid income gains, strong growth in labor productivity and low inflation. Historically, low interest rates have sparked a refinancing boom, which is providing added relief to household cash flow. Like the economy, the reality about the health of American corporations may not be as grim as it appears. Corporate profits and cash flow, based on the more reliable U.S. Commerce Department estimates, posted double-digit gains during the first half of the year 2002. Meanwhile, aggressive cost cutting has lifted profit margins despite declining selling prices.

   During these uncertain economic times, it is important to ensure that your portfolio is diversified. While diversification will not prevent losses in a bear market, it may help reduce them and keep you on track to reach your financial goals. WELLS FARGO ALLOCATION FUNDS are designed to meet the risk tolerance and investment goals of investors in any environment.

     Thank you for choosing WELLS FARGO FUNDS. We appreciate the confidence that you have placed in us and will continue to offer an expanding array of quality investments designed to help you achieve your personal financial goals. If you have any questions or need further information, please contact your investment professional, or call us at 1-800-222-8222.


   Sincerely,

   /s/ Michael J. Hogan

   Michael J. Hogan
   President,
   WELLS FARGO FUNDS

THIS PAGE IS INTENTIONALLY LEFT BLANK --

ALLOCATION FUNDS                                          PERFORMANCE HIGHLIGHTS

ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Asset Allocation Fund (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Galen G. Blomster, CFA
   David S. Lunt, CFA

INCEPTION DATE
   11/13/86

PERFORMANCE HIGHLIGHTS

     The Fund's Class A shares returned (13.20)%(1) for the 12-month period ended September 30, 2002, excluding sales charges, outperforming the S&P 500 Index(2), which returned (20.47)%, but underperforming the Lehman Brothers 20+ Treasury Index(3), which returned 15.29%. The Fund's Class A shares distributed $0.32 per share in dividend income and $1.23 per share in capital gains during the period.

     During the 12-months ended September 30, 2002, the Fund's bond holdings significantly outperformed its stock holdings. The 12-month period was a difficult year for stocks. Moreover, the third quarter of 2002 was an especially difficult time period as the S&P 500 Index registered its worst quarterly performance in 15 years, including a double-digit decline in September. Factors that contributed to the difficult period for stocks included a combination of weaker than expected economic growth, the loss of confidence in corporate accounting and the fear of impending war. The same factors that drove down stock prices created a benefit for bonds. At September 30, 2002, the Lehman Brothers Aggregate Bond Index stood positioned to achieve its second double-digit annual gain in the past three years.

     The stock holdings seek to replicate those of the S&P 500 Index while the bond holdings seek to replicate those of the Lehman Brothers 20+ Treasury Index. The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds when a compelling opportunity exists, signaled a 15% shift toward stocks on June 24, 2002. With the continued decline in bond yields and the sharp correction in stock prices, the TAA Model hit its second compelling opportunity on July 11, 2002, at which point we shifted an additional 10% of assets toward stocks.

     In implementing the shift toward stocks, the Fund employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 60% stocks and 40% bonds. With the shift toward stocks, the portfolio maintained a long position in S&P 500 Index futures and a short position in long-term Treasury bond futures. From July 11, 2002, until the end of the period, the Fund was at a maximum equity overweight with an effective target allocation of 85% stocks and 15% bonds.

STRATEGIC OUTLOOK

     Historically, our discipline of shifting toward the less expensive asset class when a compelling opportunity exists has been effective in adding to Fund performance during turbulent market environments. The revaluation in stocks relative to bonds during the last three months of the reporting period has made stocks even more attractive relative to bonds. Given this market environment, the Fund will remain at a maximum overweight in stocks until the relative valuation between stocks and bonds returns to a more normal environment.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)

                                                    INCLUDING SALES CHARGE          EXCLUDING SALES CHARGE
                                                 ---------------------------    -----------------------------
                                                 1-YEAR    5-YEAR    10-YEAR    1-YEAR     5-YEAR     10-YEAR
   Wells Fargo Asset Allocation Fund - Class A   (18.18)    0.77       7.11     (13.20)     1.97        7.75

   Wells Fargo Asset Allocation Fund - Class B   (17.83)    1.00       7.11     (13.83)     1.24        7.11

   Wells Fargo Asset Allocation Fund - Class C   (15.55)    1.03       7.00     (13.86)     1.23        7.10

   Wells Fargo Asset Allocation Fund -
     Institutional Class                                                        (13.09)     1.98        7.76

   Benchmarks

     S&P 500 Index                                                              (20.47)    (1.62)       8.99

     Lehman Brothers 20+ Treasury Index                                          15.29     10.24        9.72

   TEN LARGEST HOLDINGS(4) (AS OF SEPTEMBER 30, 2002)

   UST Bond, 6.25%, 8/15/23                 3.80%

   UST Bond, 6.125%, 11/15/27               3.36%

   UST Bill, due 12/19/02                   2.95%

   UST Bond, 6.25%, 5/15/30                 2.79%

   UST Bond, 7.125%, 2/15/23                2.60%

   UST Bond, 5.375%, 2/15/31                2.52%

   Goldman Sachs & Company                  2.31%

   UST Bond, 6.00%, 2/15/26                 2.06%

   UST Bond, 6.875%, 8/15/25                1.83%

   General Electric Company                 1.76%

   CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

   Beta*                                    0.48

   Average Coupon of Bond Portfolio          6.3%

   Average Maturity of Bond Portfolio       24.2 Years

   Average Duration of Bond Portfolio       12.7 Years

   Number of Holdings                        528

   Portfolio Turnover                         23%

* A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

   STRATEGIC ALLOCATION(5) (AS OF SEPTEMBER 30, 2002)

   Stocks                                     60%

   Bonds                                      40%

[CHART]

   ACTUAL ASSET ALLOCATION(5) (AS OF SEPTEMBER 30, 2002)

Stocks         54%
Bonds          36%
Cash           10%

[CHART]

   SECTOR DISTRIBUTION(5) (AS OF SEPTEMBER 30, 2002)

Financial Services                         21%
Health Care                                15%
Consumer Discretionary                     13%
Technology                                 13%
Industrials                                12%
Consumer                                   10%
Energy                                      6%
Telecommunications Services                 4%
Materials                                   3%
Utilities                                   3%

[CHART]

   GROWTH OF $10,000 INVESTMENT(6) (AS OF SEPTEMBER 30, 2002)

                               WELLS FARGO                                                                             WELLS FARGO
           ASSET ALLOCATION FUND - CLASS A   LEHMAN BROTHERS 20+ TREASURY INDEX   S&P 500 INDEX    ASSET ALLOCATION FUND - CLASS I
 9/30/92                         $   9,423                            $  10,000       $  10,000                          $  10,000
10/31/92                         $   9,290                            $   9,789       $  10,035                          $   9,859
11/30/92                         $   9,412                            $   9,843       $  10,376                          $   9,989
12/31/92                         $   9,629                            $  10,126       $  10,503                          $  10,219
 1/31/93                         $   9,828                            $  10,407       $  10,591                          $  10,430
 2/28/93                         $  10,102                            $  10,770       $  10,736                          $  10,721
 3/31/93                         $  10,172                            $  10,793       $  10,962                          $  10,796
 4/30/93                         $  10,123                            $  10,871       $  10,697                          $  10,744
 5/31/93                         $  10,254                            $  10,920       $  10,983                          $  10,882
 6/30/93                         $  10,520                            $  11,401       $  11,016                          $  11,164
 7/31/93                         $  10,613                            $  11,621       $  10,971                          $  11,264
 8/31/93                         $  11,031                            $  12,124       $  11,388                          $  11,707
 9/30/93                         $  10,987                            $  12,153       $  11,300                          $  11,660
10/31/93                         $  11,147                            $  12,253       $  11,534                          $  11,830
11/30/93                         $  10,975                            $  11,922       $  11,424                          $  11,648
12/31/93                         $  11,067                            $  11,949       $  11,562                          $  11,745
 1/31/94                         $  11,403                            $  12,247       $  11,955                          $  12,102
 2/28/94                         $  11,032                            $  11,716       $  11,631                          $  11,708
 3/31/94                         $  10,600                            $  11,181       $  11,124                          $  11,250
 4/30/94                         $  10,571                            $  11,043       $  11,266                          $  11,218
 5/31/94                         $  10,612                            $  10,951       $  11,451                          $  11,262
 6/30/94                         $  10,428                            $  10,838       $  11,171                          $  11,067
 7/31/94                         $  10,764                            $  11,239       $  11,537                          $  11,423
 8/31/94                         $  10,938                            $  11,128       $  12,010                          $  11,608
 9/30/94                         $  10,621                            $  10,748       $  11,717                          $  11,271
10/31/94                         $  10,706                            $  10,713       $  11,980                          $  11,362
11/30/94                         $  10,590                            $  10,789       $  11,544                          $  11,239
12/31/94                         $  10,755                            $  10,967       $  11,715                          $  11,414
 1/31/95                         $  11,031                            $  11,266       $  12,019                          $  11,707
 2/28/95                         $  11,379                            $  11,582       $  12,486                          $  12,076
 3/31/95                         $  11,582                            $  11,692       $  12,854                          $  12,291
 4/30/95                         $  11,835                            $  11,902       $  13,233                          $  12,560
 5/31/95                         $  12,447                            $  12,883       $  13,760                          $  13,210
 6/30/95                         $  12,639                            $  13,039       $  14,080                          $  13,414
 7/31/95                         $  12,803                            $  12,808       $  14,546                          $  13,588
 8/31/95                         $  12,889                            $  13,115       $  14,583                          $  13,679
 9/30/95                         $  13,224                            $  13,374       $  15,198                          $  14,034
10/31/95                         $  13,290                            $  13,775       $  15,144                          $  14,105
11/30/95                         $  13,668                            $  14,134       $  15,808                          $  14,505
12/31/95                         $  13,894                            $  14,541       $  16,112                          $  14,745
 1/31/96                         $  14,142                            $  14,524       $  16,660                          $  15,008
 2/29/96                         $  14,068                            $  13,753       $  16,815                          $  14,930
 3/31/96                         $  14,098                            $  13,456       $  16,976                          $  14,962
 4/30/96                         $  14,111                            $  13,218       $  17,226                          $  14,976
 5/31/96                         $  14,233                            $  13,147       $  17,669                          $  15,105
 6/30/96                         $  14,392                            $  13,441       $  17,736                          $  15,274
 7/31/96                         $  14,072                            $  13,440       $  16,952                          $  14,935
 8/31/96                         $  14,059                            $  13,248       $  17,310                          $  14,920
 9/30/96                         $  14,607                            $  13,635       $  18,282                          $  15,502
10/31/96                         $  15,109                            $  14,206       $  18,787                          $  16,035
11/30/96                         $  15,914                            $  14,713       $  20,205                          $  16,889
12/31/96                         $  15,513                            $  14,329       $  19,805                          $  16,463
 1/31/97                         $  15,827                            $  14,200       $  21,041                          $  16,797
 2/28/97                         $  15,864                            $  14,203       $  21,207                          $  16,836
 3/31/97                         $  15,329                            $  13,813       $  20,338                          $  16,268
 4/30/97                         $  15,925                            $  14,164       $  21,550                          $  16,901
 5/31/97                         $  16,461                            $  14,328       $  22,867                          $  17,470
 6/30/97                         $  16,932                            $  14,628       $  23,884                          $  17,970
 7/31/97                         $  18,122                            $  15,565       $  25,783                          $  19,232
 8/31/97                         $  17,321                            $  15,085       $  24,339                          $  18,382
 9/30/97                         $  18,031                            $  15,532       $  25,671                          $  19,136
10/31/97                         $  18,008                            $  16,103       $  24,813                          $  19,111
11/30/97                         $  18,592                            $  16,356       $  25,962                          $  19,732
12/31/97                         $  18,928                            $  16,646       $  26,409                          $  20,087
 1/31/98                         $  19,210                            $  16,996       $  26,699                          $  20,387
 2/28/98                         $  20,124                            $  16,861       $  28,624                          $  21,357
 3/31/98                         $  20,859                            $  16,894       $  30,090                          $  22,137
 4/30/98                         $  21,001                            $  16,950       $  30,397                          $  22,288
 5/31/98                         $  20,901                            $  17,309       $  29,874                          $  22,181
 6/30/98                         $  21,678                            $  17,765       $  31,087                          $  23,006
 7/31/98                         $  21,460                            $  17,664       $  30,757                          $  22,774
 8/31/98                         $  19,379                            $  18,527       $  26,313                          $  20,566
 9/30/98                         $  20,475                            $  19,210       $  27,999                          $  21,729
10/31/98                         $  21,680                            $  18,883       $  30,276                          $  23,009
11/30/98                         $  22,751                            $  19,057       $  32,111                          $  24,145
12/31/98                         $  23,769                            $  19,013       $  33,960                          $  25,226
 1/31/99                         $  24,601                            $  19,194       $  35,390                          $  26,109
 2/28/99                         $  23,714                            $  18,168       $  34,286                          $  25,167
 3/31/99                         $  24,388                            $  18,088       $  35,657                          $  25,882
 4/30/99                         $  25,093                            $  18,103       $  37,037                          $  26,631
 5/31/99                         $  24,574                            $  17,815       $  36,163                          $  26,079
 6/30/99                         $  25,262                            $  17,597       $  38,130                          $  26,810
 7/31/99                         $  24,703                            $  17,497       $  36,940                          $  26,217
 8/31/99                         $  24,563                            $  17,415       $  36,757                          $  26,068
 9/30/99                         $  24,213                            $  17,541       $  35,749                          $  25,697
10/31/99                         $  25,084                            $  17,542       $  38,012                          $  26,621
11/30/99                         $  25,300                            $  17,409       $  38,784                          $  26,851
12/31/99                         $  26,024                            $  17,101       $  41,068                          $  27,620
 1/31/00                         $  25,477                            $  17,399       $  39,007                          $  27,028
 2/29/00                         $  25,663                            $  18,016       $  38,269                          $  27,225
 3/31/00                         $  27,521                            $  18,691       $  42,012                          $  29,207
 4/30/00                         $  26,904                            $  18,513       $  40,748                          $  28,553
 5/31/00                         $  26,452                            $  18,421       $  39,912                          $  28,074
 6/30/00                         $  27,075                            $  18,820       $  40,898                          $  28,734
 7/31/00                         $  26,976                            $  19,193       $  40,260                          $  28,628
 8/31/00                         $  28,238                            $  19,661       $  42,760                          $  29,967
 9/30/00                         $  27,108                            $  19,325       $  40,503                          $  28,768
10/31/00                         $  27,175                            $  19,648       $  40,332                          $  28,839
11/30/00                         $  26,017                            $  20,314       $  37,154                          $  27,611
12/31/00                         $  26,281                            $  20,789       $  37,336                          $  27,892
 1/31/01                         $  26,946                            $  20,787       $  38,662                          $  28,597
 2/28/01                         $  25,182                            $  21,153       $  35,136                          $  26,726
 3/31/01                         $  23,941                            $  20,984       $  32,908                          $  25,409
 4/30/01                         $  25,092                            $  20,325       $  35,465                          $  26,630
 5/31/01                         $  25,262                            $  20,360       $  35,703                          $  26,797
 6/30/01                         $  24,890                            $  20,570       $  34,834                          $  26,415
 7/31/01                         $  25,012                            $  21,381       $  34,491                          $  26,544
 8/31/01                         $  24,124                            $  21,895       $  32,332                          $  25,602
 9/30/01                         $  22,900                            $  21,945       $  29,719                          $  24,289
10/31/01                         $  23,598                            $  23,251       $  30,287                          $  25,041
11/30/01                         $  24,405                            $  22,018       $  32,610                          $  25,898
12/31/01                         $  24,391                            $  21,543       $  32,897                          $  25,884
 1/31/02                         $  24,208                            $  21,844       $  32,417                          $  25,689
 2/28/02                         $  23,946                            $  22,085       $  31,791                          $  25,412
 3/31/02                         $  24,245                            $  21,064       $  32,987                          $  25,728
 4/30/02                         $  23,601                            $  21,929       $  30,988                          $  25,059
 5/31/02                         $  23,483                            $  21,931       $  30,758                          $  24,933
 6/30/02                         $  22,689                            $  22,318       $  28,568                          $  24,091
 7/31/02                         $  21,526                            $  23,025       $  26,342                          $  22,859
 8/31/02                         $  21,751                            $  24,228       $  26,514                          $  23,111
 9/30/02                         $  19,877                            $  25,301       $  23,635                          $  21,110

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.
    Performance shown for Class A, Class B and Class C shares of the Wells Fargo Asset Allocation Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Class C shares of the Stagecoach Asset Allocation Fund (the accounting survivor of a merger of the Stagecoach Asset Allocation Fund and the Stagecoach Balanced Fund), its predecessor fund. Effective at the close of business, November 5, 1999, the Stagecoach and Norwest Advantage Funds were reorganized into the Wells Fargo Funds.
    Performance shown for the Class B shares for periods prior to January 1, 1995, reflects performance of the Class A shares of the Stagecoach Fund adjusted to reflect Class B sales charges and expenses. Performance shown for Class C shares for periods prior to April 1, 1998, reflects performance of the Class B shares, adjusted for Class C sales charges and expenses. Performance shown for the Institutional Class shares for periods prior to November 8, 1999 reflects performance of the Class A shares of the predecessor fund, adjusted to reflect Institutional Class expenses. For Class A shares, the maximum front-end sales charge is 5.75%. The maximum contingent deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charge assumes the maximum sales charge for the corresponding time period. Institutional Class shares are sold without sales charges.
(2) The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.
(4) The ten largest holdings are calculated based on the market value of the securities divided by total market value of the Fund.
(5) Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Asset Allocation Fund Class A and Institutional Class shares for the most recent ten years with the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

GROWTH BALANCED FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Growth Balanced Fund (the Fund) seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

CORE PORTFOLIO SUB-ADVISERS
   Cadence Capital Management
   Galliard Capital Management, Inc.
   Peregrine Capital Management, Inc.
   Smith Asset Management Group
   Wells Capital Management Incorporated

FUND MANAGERS
   Collectively Managed

INCEPTION DATE
   04/30/89

PERFORMANCE HIGHLIGHTS

     The Fund's Class A shares returned (12.99)%(1), excluding sales charges, for the 12-month period ended September 30, 2002, outperforming the S&P 500 Index(2) which returned (20.47)%, but underperforming the Lehman Brothers Aggregate Bond Index(3), which returned 8.60%. The Fund's Class A shares distributed $0.23 per share in dividend income and $1.18 per share in capital gains during the period.

     During the 12 months ended September 30, 2002, the Fund's bond holdings significantly outperformed its stock holdings. The 12-month period was a difficult year for stocks. Moreover, the third quarter of 2002 was an especially difficult time period as the S&P 500 Index registered its worst quarterly performance in 15 years, including a double-digit decline in September. Factors that contributed to the difficult period for stocks included a combination of weaker than expected economic growth, the loss of confidence in corporate accounting and the fear of impending war. The same factors that drove down stock prices created a benefit for bonds. At September 30, 2002, the Lehman Brothers Aggregate Bond Index stood positioned to achieve its second double-digit annual gain in the past three years.

     However, market volatility and the decoupling of the stock and bond markets created opportunities for the Tactical Asset Allocation (TAA) Model to shift between stocks and bonds during this period. The TAA Model shifts toward stocks or bonds when a compelling opportunity exists. As a result, the TAA Model signaled a 15% shift from bonds to stocks between September 7, 2001 and March 8, 2002. It also signaled a 15% shift from bonds to stocks on June 24, 2002.

     In implementing the shifts toward stocks, the Fund employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 65% stocks and 35% bonds. In each of the shifts toward stocks, the portfolio maintained a long position in S&P 500 Index futures and a short position in long-term Treasury bond futures. While implementing the futures overlays, the Fund had an effective asset allocation of 80% stocks and 20% bonds.

STRATEGIC OUTLOOK

     The recent shift toward stocks was the fifth TAA shift in the last four years. Historically, our discipline of shifting toward the less expensive asset class when a compelling opportunity exists has been effective in adding to Fund performance during turbulent market environments. The revaluation in stocks relative to bonds during the last three months of the period has made stocks even more attractive relative to bonds. Therefore, the Fund will remain overweighed in stocks until the relative valuation between stocks and bonds returns to a more normal environment.

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)

                                                    INCLUDING SALES CHARGE          EXCLUDING SALES CHARGE
                                                 ---------------------------    -----------------------------
                                                 1-YEAR    5-YEAR    10-YEAR    1-YEAR     5-YEAR     10-YEAR
   Wells Fargo Growth Balanced Fund - Class A    (18.00)    1.69       7.68     (12.99)     2.90        8.32

   Wells Fargo Growth Balanced Fund - Class B    (17.80)    1.85       7.53     (13.68)     2.15        7.53

   Wells Fargo Growth Balanced Fund - Class C    (15.35)    1.98       7.44     (13.67)     2.18        7.55

   Wells Fargo Growth Balanced Fund -
     Institutional Class                                                        (12.85)     3.08        8.42

   Benchmarks

     S&P 500 Index                                                              (20.47)    (1.62)       8.99

     Lehman Brothers Aggregate Bond Index                                         8.60      7.83        7.37

   TEN LARGEST HOLDINGS(4) (AS OF SEPTEMBER 30, 2002)

   American International Group              1.38%

   Microsoft Corporation                     1.34%

   Pfizer, Incorporated                      1.33%

   UST Bill, due 12/19/02                    1.31%

   Medtronic, Incorporated                   0.97%

   Exxon Mobil Corporation                   0.96%

   Fortune Brands, Incorporated              0.95%

   Procter & Gamble Company                  0.92%

   Wal-Mart Stores, Incorporated             0.91%

   FHLMC                                     0.86%

   DIVERSIFIED EQUITY STYLE CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

   Beta*                                               0.94

   Dividend Yield                                      1.78%

   Price to Earnings Ratio (trailing 12 months)       20.45x

   Price to Book Ratio                                 2.51x

   Median Market Cap ($B)                             16.69

   5-Year Earnings Growth (historic)                  15.25%

   Portfolio Turnover                                    48%

* A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

[CHART]

   ACTUAL ASSET ALLOCATION(7) (AS OF SEPTEMBER 30, 2002)

Stock                          62%
Bonds                          31%
Cash                            7%

   DIVERSIFIED BOND STYLE CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

   Average Credit Quality(5)               AA

   Average Maturity                      6.27 years

   Duration                               3.5 years

   SEC Yield(6)                          4.32%

[CHART]

   STRATEGIC ALLOCATION(7) (AS OF SEPTEMBER 30, 2002)

Diversified Equity Style       65%
Diversified Bond Style         35%

[CHART]

   GROWTH OF $10,000 INVESTMENT(8)

                              WELLS FARGO                                                                              WELLS FARGO
           GROWTH BALANCED FUND - CLASS A    S&P 500 INDEX   LEHMAN BROTHERS AGGREGATE BOND INDEX   GROWTH BALANCED FUND - CLASS I
 9/30/92                        $   9,425        $  10,000                              $  10,000                        $  10,000
10/31/92                        $   9,440        $  10,035                              $   9,867                        $  10,016
11/30/92                        $   9,723        $  10,376                              $   9,870                        $  10,317
12/31/92                        $   9,830        $  10,503                              $  10,027                        $  10,429
 1/31/93                        $   9,849        $  10,591                              $  10,219                        $  10,451
 2/28/93                        $   9,817        $  10,736                              $  10,398                        $  10,416
 3/31/93                        $  10,076        $  10,962                              $  10,441                        $  10,691
 4/30/93                        $   9,933        $  10,697                              $  10,514                        $  10,539
 5/31/93                        $  10,162        $  10,983                              $  10,527                        $  10,782
 6/30/93                        $  10,175        $  11,016                              $  10,718                        $  10,796
 7/31/93                        $  10,232        $  10,971                              $  10,778                        $  10,856
 8/31/93                        $  10,606        $  11,388                              $  10,967                        $  11,254
 9/30/93                        $  10,650        $  11,300                              $  10,998                        $  11,301
10/31/93                        $  10,780        $  11,534                              $  11,039                        $  11,437
11/30/93                        $  10,606        $  11,424                              $  10,945                        $  11,248
12/31/93                        $  10,838        $  11,562                              $  11,004                        $  11,499
 1/31/94                        $  11,116        $  11,955                              $  11,153                        $  11,794
 2/28/94                        $  10,909        $  11,631                              $  10,959                        $  11,575
 3/31/94                        $  10,528        $  11,124                              $  10,689                        $  11,171
 4/30/94                        $  10,595        $  11,266                              $  10,603                        $  11,242
 5/31/94                        $  10,642        $  11,451                              $  10,602                        $  11,292
 6/30/94                        $  10,416        $  11,171                              $  10,578                        $  11,052
 7/31/94                        $  10,678        $  11,537                              $  10,789                        $  11,330
 8/31/94                        $  11,024        $  12,010                              $  10,802                        $  11,697
 9/30/94                        $  10,866        $  11,717                              $  10,643                        $  11,529
10/31/94                        $  10,957        $  11,980                              $  10,633                        $  11,625
11/30/94                        $  10,743        $  11,544                              $  10,610                        $  11,399
12/31/94                        $  10,822        $  11,715                              $  10,683                        $  11,483
 1/31/95                        $  10,914        $  12,019                              $  10,895                        $  11,579
 2/28/95                        $  11,168        $  12,486                              $  11,154                        $  11,849
 3/31/95                        $  11,392        $  12,854                              $  11,222                        $  12,087
 4/30/95                        $  11,592        $  13,233                              $  11,379                        $  12,299
 5/31/95                        $  11,919        $  13,760                              $  11,819                        $  12,647
 6/30/95                        $  12,198        $  14,080                              $  11,906                        $  12,942
 7/31/95                        $  12,562        $  14,546                              $  11,879                        $  13,328
 8/31/95                        $  12,616        $  14,583                              $  12,022                        $  13,386
 9/30/95                        $  12,986        $  15,198                              $  12,139                        $  13,778
10/31/95                        $  12,877        $  15,144                              $  12,297                        $  13,662
11/30/95                        $  13,210        $  15,808                              $  12,481                        $  14,016
12/31/95                        $  13,339        $  16,112                              $  12,657                        $  14,152
 1/31/96                        $  13,620        $  16,660                              $  12,741                        $  14,451
 2/29/96                        $  13,726        $  16,815                              $  12,519                        $  14,564
 3/31/96                        $  13,826        $  16,976                              $  12,432                        $  14,670
 4/30/96                        $  14,062        $  17,226                              $  12,362                        $  14,922
 5/31/96                        $  14,276        $  17,669                              $  12,337                        $  15,148
 6/30/96                        $  14,283        $  17,736                              $  12,503                        $  15,154
 7/31/96                        $  13,826        $  16,952                              $  12,537                        $  14,670
 8/31/96                        $  14,014        $  17,310                              $  12,516                        $  14,869
 9/30/96                        $  14,571        $  18,282                              $  12,734                        $  15,460
10/31/96                        $  14,672        $  18,787                              $  13,016                        $  15,599
11/30/96                        $  15,374        $  20,205                              $  13,239                        $  16,309
12/31/96                        $  15,239        $  19,805                              $  13,116                        $  16,169
 1/31/97                        $  15,747        $  21,041                              $  13,156                        $  16,707
 2/28/97                        $  15,747        $  21,207                              $  13,189                        $  16,707
 3/31/97                        $  15,252        $  20,338                              $  13,043                        $  16,183
 4/30/97                        $  15,760        $  21,550                              $  13,238                        $  16,722
 5/31/97                        $  16,534        $  22,867                              $  13,363                        $  17,543
 6/30/97                        $  17,129        $  23,884                              $  13,522                        $  18,173
 7/31/97                        $  18,103        $  25,783                              $  13,887                        $  19,207
 8/31/97                        $  17,388        $  24,339                              $  13,768                        $  18,450
 9/30/97                        $  18,170        $  25,671                              $  13,971                        $  19,278
10/31/97                        $  17,816        $  24,813                              $  14,174                        $  18,903
11/30/97                        $  18,138        $  25,962                              $  14,239                        $  19,264
12/31/97                        $  18,405        $  26,409                              $  14,382                        $  19,528
 1/31/98                        $  18,649        $  26,699                              $  14,567                        $  19,786
 2/28/98                        $  19,478        $  28,624                              $  14,556                        $  20,666
 3/31/98                        $  20,058        $  30,090                              $  14,606                        $  21,281
 4/30/98                        $  20,280        $  30,397                              $  14,683                        $  21,517
 5/31/98                        $  20,072        $  29,874                              $  14,822                        $  21,296
 6/30/98                        $  20,587        $  31,087                              $  14,947                        $  21,843
 7/31/98                        $  20,336        $  30,757                              $  14,979                        $  21,577
 8/31/98                        $  18,520        $  26,313                              $  15,223                        $  19,649
 9/30/98                        $  19,285        $  27,999                              $  15,579                        $  20,462
10/31/98                        $  20,424        $  30,276                              $  15,497                        $  21,668
11/30/98                        $  21,492        $  32,111                              $  15,585                        $  22,807
12/31/98                        $  22,523        $  33,960                              $  15,632                        $  23,911
 1/31/99                        $  23,092        $  35,390                              $  15,743                        $  24,520
 2/28/99                        $  22,473        $  34,286                              $  15,469                        $  23,871
 3/31/99                        $  23,035        $  35,657                              $  15,554                        $  24,464
 4/30/99                        $  23,626        $  37,037                              $  15,604                        $  25,097
 5/31/99                        $  23,320        $  36,163                              $  15,467                        $  24,785
 6/30/99                        $  24,159        $  38,130                              $  15,418                        $  25,674
 7/31/99                        $  23,803        $  36,940                              $  15,352                        $  25,298
 8/31/99                        $  23,611        $  36,757                              $  15,344                        $  25,105
 9/30/99                        $  23,256        $  35,749                              $  15,522                        $  24,729
10/31/99                        $  24,010        $  38,012                              $  15,580                        $  25,538
11/30/99                        $  24,543        $  38,784                              $  15,579                        $  26,107
12/31/99                        $  25,252        $  41,068                              $  15,503                        $  26,872
 1/31/00                        $  24,839        $  39,007                              $  15,453                        $  26,431
 2/29/00                        $  25,191        $  38,269                              $  15,640                        $  26,811
 3/31/00                        $  26,497        $  42,012                              $  15,845                        $  28,204
 4/30/00                        $  26,123        $  40,748                              $  15,800                        $  27,815
 5/31/00                        $  25,772        $  39,912                              $  15,793                        $  27,443
 6/30/00                        $  26,421        $  40,898                              $  16,121                        $  28,144
 7/31/00                        $  26,390        $  40,260                              $  16,268                        $  28,109
 8/31/00                        $  27,307        $  42,760                              $  16,504                        $  29,095
 9/30/00                        $  26,711        $  40,503                              $  16,608                        $  28,472
10/31/00                        $  26,910        $  40,332                              $  16,718                        $  28,680
11/30/00                        $  26,452        $  37,154                              $  16,992                        $  28,196
12/31/00                        $  27,170        $  37,336                              $  17,308                        $  28,972
 1/31/01                        $  27,533        $  38,662                              $  17,592                        $  29,358
 2/28/01                        $  26,253        $  35,136                              $  17,745                        $  28,002
 3/31/01                        $  25,254        $  32,908                              $  17,834                        $  26,937
 4/30/01                        $  26,873        $  35,465                              $  17,759                        $  28,671
 5/31/01                        $  26,955        $  35,703                              $  17,866                        $  28,774
 6/30/01                        $  26,526        $  34,834                              $  17,933                        $  28,313
 7/31/01                        $  26,418        $  34,491                              $  18,335                        $  28,209
 8/31/01                        $  25,683        $  32,332                              $  18,546                        $  27,427
 9/30/01                        $  24,098        $  29,719                              $  18,763                        $  25,741
10/31/01                        $  24,560        $  30,287                              $  19,155                        $  26,240
11/30/01                        $  25,989        $  32,610                              $  18,891                        $  27,766
12/31/01                        $  26,314        $  32,897                              $  18,770                        $  28,119
 1/31/02                        $  25,994        $  32,417                              $  18,922                        $  27,773
 2/28/02                        $  25,606        $  31,791                              $  19,105                        $  27,367
 3/31/02                        $  26,469        $  32,987                              $  18,788                        $  28,298
 4/30/02                        $  25,925        $  30,988                              $  19,152                        $  27,723
 5/31/02                        $  25,752        $  30,758                              $  19,315                        $  27,545
 6/30/02                        $  24,854        $  28,568                              $  19,482                        $  26,584
 7/31/02                        $  22,988        $  26,342                              $  19,717                        $  24,593
 8/31/02                        $  22,953        $  26,514                              $  20,050                        $  24,564
 9/30/02                        $  20,967        $  23,635                              $  20,375                        $  22,434

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.
    Performance shown for Class A, Class B, Class C and Institutional Class shares of the Wells Fargo Growth Balanced Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B, Class C and Institutional Class shares of the Norwest Advantage Growth Balanced Fund, its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach and Norwest Advantage Funds were reorganized into the Wells Fargo Funds. Performance shown for the Class A shares of the Fund prior to October 14, 1998, reflects the performance of the Institutional Class shares of the Fund, adjusted to reflect Class A sales charges. Performance shown for the Class B and Class C shares of the Fund prior to October 1, 1998, reflects the performance of the Institutional Class shares of the Fund, adjusted to reflect Class B and Class C sales charges and expenses, respectively. Performance of the Institutional Class shares of the Fund prior to November 11, 1994, reflects the performance of a collective investment fund, adjusted to reflect Institutional Class expenses. Wells Fargo Bank Minnesota, N.A., formerly Norwest Bank Minnesota, N.A., managed the collective investment fund with an investment objective and principal investment strategy that were substantially similar to those of the Fund. The collective investment fund's performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (1940 Act) nor subject to certain investment limitations, diversification requirements or other restrictions imposed by the 1940 Act or the Internal Revenue Code, which, if applicable, may have adversely affected the Fund's performance results.
    For Class A shares, the maximum front-end sales charge is 5.75%. The maximum contingent deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charges assumes the maximum sales charge for the corresponding time period. Institutional Class shares are sold without sales charges.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.
(4) The ten largest holdings are calculated based on the market value of the Core Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Core Trust.
(5) The average credit quality is compiled from ratings from Standards & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.
(6) SEC yields include the actual amount of interest earned, adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
(7) Portfolio holdings are subject to change.
(8) The chart compares the performance of the Wells Fargo Growth Balanced Fund Class A and Institutional Class shares for the most recent ten years with the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

INDEX ALLOCATION FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Index Allocation Fund (the Fund) seeks to earn a high level of total return, consistent with the assumption of reasonable risk.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

FUND MANAGERS
   Galen G. Blomster, CFA
   David S. Lunt, CFA

INCEPTION DATE
   04/07/88

PERFORMANCE HIGHLIGHTS

     The Fund's Class A shares returned (21.55)%(1) for the 12-month period ended September 30, 2002, underperforming the S&P 500 Index(2), which returned (20.47)%, and also underperforming the Lehman Brothers 20+Year Treasury Index(3), which returned 15.29%. The Fund's Class A shares distributed no dividend income and $0.63 per share in capital gains during the period.

     Most of the decline in the S&P 500 Index occurred in the last three months of the reporting period. A string of weak economic data released during the third quarter of 2002 helped to drive down stock prices. Gross Domestic Product growth was lower than had been expected for the second quarter of 2002, and past economic growth was revised downward. Manufacturing activity slowed and fewer jobs than expected were created in the U.S. economy. Consumer confidence fell during the third quarter after having risen strongly since the September 11 attacks. With the sharp decline in equity prices, coupled with the decline in bond yields, the revaluation in stocks relative to long-term U.S. Treasury bonds approached levels that occurred during the Great Depression between September 1929 and early 1932. During the reporting period, the Fund closely tracked the S&P 500 Index performance, as we maintained the normal allocation of 100% equities.

STRATEGIC OUTLOOK

     The Fund employs the Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets toward bonds when bonds are determined to be compellingly attractive relative to stocks. However, with the decline in bond yields and the sharp correction in stock prices, the TAA Model recently signaled that stocks are currently more attractive relative to bonds. As such, we expect that the Fund will remain fully invested in stocks for the foreseeable future.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)

                                                      INCLUDING SALES CHARGE           EXCLUDING SALES CHARGE
                                                   ----------------------------    -----------------------------
                                                   1-YEAR     5-YEAR    10-YEAR    1-YEAR     5-YEAR     10-YEAR
   Wells Fargo Index Allocation Fund - Class A     (26.08)    (3.76)      6.17     (21.55)     (2.62)      6.80

   Wells Fargo Index Allocation Fund - Class B     (25.88)    (3.64)      6.05     (22.15)     (3.36)      6.05

   Wells Fargo Index Allocation Fund - Class C     (23.70)    (3.55)      5.94     (22.20)     (3.35)      6.05

   Benchmarks

     S&P 500 Index                                                                 (20.47)     (1.62)      8.99

     Lehman Brothers 20+ Treasury Index                                             15.29      10.24       9.72

   TEN LARGEST HOLDINGS(4) (AS OF SEPTEMBER 30, 2002)

   General Electric Company                         2.98%

   Microsoft Corporation                            2.87%

   Wal-Mart Stores, Incorporated                    2.66%

   Exxon Mobil Corporation                          2.62%

   Pfizer, Incorporated                             2.18%

   Johnson & Johnson                                1.95%

   Citigroup, Incorporated                          1.82%

   American International Group                     1.73%

   Coca-Cola Company                                1.45%

   Procter & Gamble Company                         1.41%

   DIVERSIFIED EQUITY STYLE CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

   Beta*                                            1.00

   Price to Earnings Ratio (trailing 12 months)    20.45x

   Price to Book Ratio                              2.51x

   Median Market Cap. ($B)                         16.69

   5-Year Earnings Growth (historic)               15.25%

   Number of Holdings                                507

   Portfolio Turnover                                  4%

* A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 BENCHMARK BETA IS 1.00 BY DEFINITION.

   STRATEGIC ALLOCATION(5) (AS OF SEPTEMBER 30, 2002)

   Stocks                                            100%

   ACTUAL ASSET ALLOCATION(5) (AS OF SEPTEMBER 30, 2002)

   Stocks                                             92%

   Cash                                                8%

[CHART]

   SECTOR DISTRIBUTION(5) (AS OF SEPTEMBER 30, 2002)

Financial Services                                 21%
Health Care                                        15%
Consumer Discretionary                             13%
Information Technology                             13%
Industrials                                        12%
Consumer Staples                                   10%
Energy                                              6%
Telecommunications Services                         4%
Materials                                           3%
Utilities                                           3%

[CHART]

   GROWTH OF $10,000 INVESTMENT(6)

            WELLS FARGO INDEX ALLOCATION FUND - CLASS A       LEHMAN BROTHERS 20+ TREASURY INDEX       S&P 500 INDEX
 9/30/92                                      $   9,424                                $  10,000           $  10,000
10/31/92                                      $   9,360                                $   9,789           $  10,035
11/30/92                                      $   9,568                                $   9,843           $  10,376
12/31/92                                      $   9,729                                $  10,126           $  10,503
 1/31/93                                      $   9,891                                $  10,407           $  10,591
 2/28/93                                      $  10,146                                $  10,770           $  10,736
 3/31/93                                      $  10,297                                $  10,793           $  10,962
 4/30/93                                      $  10,126                                $  10,871           $  10,697
 5/31/93                                      $  10,314                                $  10,920           $  10,983
 6/30/93                                      $  10,446                                $  11,401           $  11,016
 7/31/93                                      $  10,463                                $  11,621           $  10,971
 8/31/93                                      $  10,834                                $  12,124           $  11,388
 9/30/93                                      $  10,744                                $  12,153           $  11,300
10/31/93                                      $  10,944                                $  12,253           $  11,534
11/30/93                                      $  10,831                                $  11,922           $  11,424
12/31/93                                      $  10,949                                $  11,949           $  11,562
 1/31/94                                      $  11,299                                $  12,247           $  11,955
 2/28/94                                      $  10,986                                $  11,716           $  11,631
 3/31/94                                      $  10,552                                $  11,181           $  11,124
 4/30/94                                      $  10,617                                $  11,043           $  11,266
 5/31/94                                      $  10,719                                $  10,951           $  11,451
 6/30/94                                      $  10,486                                $  10,838           $  11,171
 7/31/94                                      $  10,811                                $  11,239           $  11,537
 8/31/94                                      $  11,127                                $  11,128           $  12,010
 9/30/94                                      $  10,827                                $  10,748           $  11,717
10/31/94                                      $  10,930                                $  10,713           $  11,980
11/30/94                                      $  10,714                                $  10,789           $  11,544
12/31/94                                      $  10,874                                $  10,967           $  11,715
 1/31/95                                      $  11,139                                $  11,266           $  12,019
 2/28/95                                      $  11,516                                $  11,582           $  12,486
 3/31/95                                      $  11,771                                $  11,692           $  12,854
 4/30/95                                      $  12,058                                $  11,902           $  13,233
 5/31/95                                      $  12,613                                $  12,883           $  13,760
 6/30/95                                      $  12,902                                $  13,039           $  14,080
 7/31/95                                      $  13,305                                $  12,808           $  14,546
 8/31/95                                      $  13,326                                $  13,115           $  14,583
 9/30/95                                      $  13,862                                $  13,374           $  15,198
10/31/95                                      $  13,800                                $  13,775           $  15,144
11/30/95                                      $  14,380                                $  14,134           $  15,808
12/31/95                                      $  14,648                                $  14,541           $  16,112
 1/31/96                                      $  15,095                                $  14,524           $  16,660
 2/29/96                                      $  15,213                                $  13,753           $  16,815
 3/31/96                                      $  15,346                                $  13,456           $  16,976
 4/30/96                                      $  15,495                                $  13,218           $  17,226
 5/31/96                                      $  15,709                                $  13,147           $  17,669
 6/30/96                                      $  15,821                                $  13,441           $  17,736
 7/31/96                                      $  15,327                                $  13,440           $  16,952
 8/31/96                                      $  15,424                                $  13,248           $  17,310
 9/30/96                                      $  16,088                                $  13,635           $  18,282
10/31/96                                      $  16,574                                $  14,206           $  18,787
11/30/96                                      $  17,535                                $  14,713           $  20,205
12/31/96                                      $  17,145                                $  14,329           $  19,805
 1/31/97                                      $  17,905                                $  14,200           $  21,041
 2/28/97                                      $  17,978                                $  14,203           $  21,207
 3/31/97                                      $  17,346                                $  13,813           $  20,338
 4/30/97                                      $  18,085                                $  14,164           $  21,550
 5/31/97                                      $  18,800                                $  14,328           $  22,867
 6/30/97                                      $  19,462                                $  14,628           $  23,884
 7/31/97                                      $  20,876                                $  15,565           $  25,783
 8/31/97                                      $  19,847                                $  15,085           $  24,339
 9/30/97                                      $  20,772                                $  15,532           $  25,671
10/31/97                                      $  20,249                                $  16,103           $  24,813
11/30/97                                      $  21,121                                $  16,356           $  25,962
12/31/97                                      $  21,462                                $  16,646           $  26,409
 1/31/98                                      $  21,669                                $  16,996           $  26,699
 2/28/98                                      $  23,177                                $  16,861           $  28,624
 3/31/98                                      $  24,301                                $  16,894           $  30,090
 4/30/98                                      $  24,509                                $  16,950           $  30,397
 5/31/98                                      $  24,065                                $  17,309           $  29,874
 6/30/98                                      $  25,008                                $  17,765           $  31,087
 7/31/98                                      $  24,731                                $  17,664           $  30,757
 8/31/98                                      $  21,156                                $  18,527           $  26,313
 9/30/98                                      $  22,476                                $  19,210           $  27,999
10/31/98                                      $  24,293                                $  18,883           $  30,276
11/30/98                                      $  25,735                                $  19,057           $  32,111
12/31/98                                      $  27,163                                $  19,013           $  33,960
 1/31/99                                      $  28,255                                $  19,194           $  35,390
 2/28/99                                      $  27,364                                $  18,168           $  34,286
 3/31/99                                      $  28,421                                $  18,088           $  35,657
 4/30/99                                      $  29,499                                $  18,103           $  37,037
 5/31/99                                      $  28,780                                $  17,815           $  36,163
 6/30/99                                      $  30,329                                $  17,597           $  38,130
 7/31/99                                      $  29,366                                $  17,497           $  36,940
 8/31/99                                      $  29,193                                $  17,415           $  36,757
 9/30/99                                      $  28,370                                $  17,541           $  35,749
10/31/99                                      $  30,140                                $  17,542           $  38,012
11/30/99                                      $  30,715                                $  17,409           $  38,784
12/31/99                                      $  32,475                                $  17,101           $  41,068
 1/31/00                                      $  30,914                                $  17,399           $  39,007
 2/29/00                                      $  30,409                                $  18,016           $  38,269
 3/31/00                                      $  33,352                                $  18,691           $  42,012
 4/30/00                                      $  32,326                                $  18,513           $  40,748
 5/31/00                                      $  31,628                                $  18,421           $  39,912
 6/30/00                                      $  32,371                                $  18,820           $  40,898
 7/31/00                                      $  31,836                                $  19,193           $  40,260
 8/31/00                                      $  33,768                                $  19,661           $  42,760
 9/30/00                                      $  31,955                                $  19,325           $  40,503
10/31/00                                      $  31,806                                $  19,648           $  40,332
11/30/00                                      $  29,279                                $  20,314           $  37,154
12/31/00                                      $  29,406                                $  20,789           $  37,336
 1/31/01                                      $  30,415                                $  20,787           $  38,662
 2/28/01                                      $  27,621                                $  21,153           $  35,136
 3/31/01                                      $  25,869                                $  20,984           $  32,908
 4/30/01                                      $  27,836                                $  20,325           $  35,465
 5/31/01                                      $  27,985                                $  20,360           $  35,703
 6/30/01                                      $  27,274                                $  20,570           $  34,834
 7/31/01                                      $  26,977                                $  21,381           $  34,491
 8/31/01                                      $  25,257                                $  21,895           $  32,332
 9/30/01                                      $  23,191                                $  21,945           $  29,719
10/31/01                                      $  23,604                                $  23,251           $  30,287
11/30/01                                      $  25,390                                $  22,018           $  32,610
12/31/01                                      $  25,585                                $  21,543           $  32,897
 1/31/02                                      $  25,189                                $  21,844           $  32,417
 2/28/02                                      $  24,689                                $  22,085           $  31,791
 3/31/02                                      $  25,585                                $  21,064           $  32,987
 4/30/02                                      $  24,000                                $  21,929           $  30,988
 5/31/02                                      $  23,793                                $  21,931           $  30,758
 6/30/02                                      $  22,070                                $  22,318           $  28,568
 7/31/02                                      $  20,313                                $  23,025           $  26,342
 8/31/02                                      $  20,416                                $  24,228           $  26,514
 9/30/02                                      $  18,194                                $  25,301           $  23,635

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.
    Performance shown for Class A, Class B and Class C shares of the Wells Fargo Index Allocation Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Class C shares of the Stagecoach Index Allocation Fund, its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach and Norwest Advantage Funds were reorganized into the Wells Fargo Funds. Performance shown for the Class A shares for periods prior to December 12, 1997, reflects performance of the Class A shares of the Overland Express Index Allocation Fund (the accounting survivor of a merger of the Stagecoach and Overland Funds on December 12, 1997). Performance shown for the Class B shares reflects performance of the Class D shares of the Overland Fund; and for periods prior to July 1, 1993, Class B shares performance reflects performance of the Class A shares of the Overland Fund adjusted to reflect sales charges and expenses of the Class B shares. Performance shown for the Class C shares reflects performance of the Class D shares of the Overland Fund adjusted to reflect sales charges and expenses; for periods prior to July 1, 1993, Class C share performance reflects performance of the Class A shares of the Overland Fund adjusted to reflect the sales charges and expenses of the Class C shares.
    For Class A shares, the maximum front-end sales charge is 5.75%. The maximum contingent deferred sales charge (CDSC) for Class B shares is 5.00%. For Class C shares, the maximum front-end sales charge is 1.00% and the maximum CDSC is 1.00%. Performance including sales charge assumes the maximum sales charge for the corresponding time period.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Lehman Brothers 20+ Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.
(4) The ten largest holdings are calculated based on the market value of the securities divided by the total market value of the Fund.
(5) Portfolio holdings are subject to change.
(6) The chart compares the performance of the Wells Fargo Index Allocation Fund Class A shares for the most recent ten years with the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses while assuming the maximum initial sales charges of 5.75%.

MODERATE BALANCED FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Moderate Balanced Fund (the Fund) seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed-income securities.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

CORE PORTFOLIO SUB-ADVISERS
   Cadence Capital Management
   Galliard Capital Management, Inc.
   Peregrine Capital Management, Inc.
   Smith Asset Management Group
   Wells Capital Management Incorporated

FUND MANAGERS
   Collectively Managed

INCEPTION DATE
   04/30/89

PERFORMANCE HIGHLIGHTS

     The Fund returned (6.35)%(1) for the 12-month period ended September 30, 2002, outperforming the S&P 500 Index(2), which returned (20.47)%, but underperforming the Lehman Brothers Aggregate Bond Index(3), which returned 8.60%. The Fund distributed $0.54 per share in dividend income and $1.04 per share in capital gains during the period.

     During the 12-month period, the Fund's bond holdings significantly outperformed its stock holdings. The 12-month period was a difficult year for stocks. Moreover, the third quarter of 2002 was an especially difficult time period as the S&P 500 Index registered its worst quarterly performance in 15 years, including a double-digit decline in September. Factors that contributed to the difficult period for stocks included a combination of weaker than expected economic growth, the loss of confidence in corporate accounting and the fear of impending war. The same factors that drove down stock prices created a benefit for bonds. At September 30, 2002, the Lehman Brothers Aggregate Bond Index stood positioned to achieve its second double-digit annual gain in the past three years.

     However, market volatility and the decoupling of the stock and bond markets created opportunities for the Tactical Asset Allocation (TAA) Model to shift between stocks and bonds during the course of this period. The TAA Model shifts toward stocks or bonds when a compelling opportunity exists. As a result, the TAA Model signaled a 10% shift from bonds to stocks between September 7, 2001 and March 8, 2002. It again signaled a 10% shift from bonds to stocks on June 24, 2002.

     In implementing the shifts toward stocks, the Fund employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 40% stocks and 60% bonds. In each of the shifts toward stocks, the portfolio maintained a long position in S&P 500 Index futures and a short position in long-term U.S.Treasury bond futures. While implementing the futures overlays, the Fund had an effective allocation of 50% stocks and 50% bonds.

STRATEGIC OUTLOOK

     The recent shift toward stocks was the fifth TAA shift in the last four years. Historically, our discipline of shifting toward the less expensive asset class when a compelling opportunity exists has been effective in adding value in turbulent market environments. The dramatic revaluation in stocks relative to bonds during the last three months of the period has made stocks even more attractive relative to bonds. As such, the Fund will remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more normal environment.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)

                                                                      EXCLUDING SALES CHARGE
                                                                   ----------------------------
                                                                   1-YEAR     5-YEAR    10-YEAR
   Wells Fargo Moderate Balanced Fund - Institutional Class         (6.35)     4.65       7.68

   Benchmarks

     S&P 500 Index                                                 (20.47)    (1.62)      8.99

     Lehman Brothers Aggregate Bond Index                            8.60      7.83       7.37

   TEN LARGEST HOLDINGS(4) (AS OF SEPTEMBER 30, 2002)

   FHLB                                            1.47%

   FHLMC                                           1.11%

   FHLMC                                           1.11%

   UST Bond, 6.125%, 8/15/29                       1.11%

   FNMA                                            1.08%

   SLMA                                            1.07%

   UST Bond, 5.25%, 11/15/28                       1.07%

   FHLMC                                           1.06%

   FHLMC FHR 2416 PE                               0.92%

   UST Bill, due 12/19/02                          0.88%

   DIVERSIFIED EQUITY STYLE CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

   Beta*                                           0.94

   Dividend Yield `                                1.78%

   Price to Earnings Ratio (trailing 12 months)   20.45x

   Price to Book Ratio                             2.51x

   Median Market Cap ($B)                         16.69

   5-Year Earnings Growth (historic)              15.25%

   Portfolio Turnover                                61%

* A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BENCHMARK BETA IS 1.00 BY DEFINITION.

[CHART]

   ACTUAL ASSET ALLOCATION(7) (AS OF SEPTEMBER 30, 2002)

Bonds                           53%
Stocks                          40%
Cash                             7%

   DIVERSIFIED BOND STYLE CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

   Average Credit Quality(5)                         AA

   Average Maturity                                6.27 years

   Duration                                         3.5 years

   SEC Yield(6)                                    4.32%

[CHART]

   STRATEGIC ALLOCATION(7) (AS OF SEPTEMBER 30, 2002)

Diversified Bond Style          60%
Diversified Equity Style        40%


[CHART]

   GROWTH OF $10,000 INVESTMENT(8)

            WELLS FARGO MODERATE BALANCED FUND - CLASS I    S&P 500 INDEX    LEHMAN BROTHERS AGGREGATE BOND INDEX
 9/30/92                                       $  10,000        $  10,000                               $  10,000
10/31/92                                       $   9,990        $  10,035                               $   9,867
11/30/92                                       $  10,190        $  10,376                               $   9,870
12/31/92                                       $  10,295        $  10,503                               $  10,027
 1/31/93                                       $  10,324        $  10,591                               $  10,219
 2/28/93                                       $  10,328        $  10,736                               $  10,398
 3/31/93                                       $  10,519        $  10,962                               $  10,441
 4/30/93                                       $  10,451        $  10,697                               $  10,514
 5/31/93                                       $  10,606        $  10,983                               $  10,527
 6/30/93                                       $  10,662        $  11,016                               $  10,718
 7/31/93                                       $  10,715        $  10,971                               $  10,778
 8/31/93                                       $  11,011        $  11,388                               $  10,967
 9/30/93                                       $  11,062        $  11,300                               $  10,998
10/31/93                                       $  11,160        $  11,534                               $  11,039
11/30/93                                       $  11,024        $  11,424                               $  10,945
12/31/93                                       $  11,207        $  11,562                               $  11,004
 1/31/94                                       $  11,430        $  11,955                               $  11,153
 2/28/94                                       $  11,261        $  11,631                               $  10,959
 3/31/94                                       $  10,978        $  11,124                               $  10,689
 4/30/94                                       $  11,023        $  11,266                               $  10,603
 5/31/94                                       $  11,055        $  11,451                               $  10,602
 6/30/94                                       $  10,906        $  11,171                               $  10,578
 7/31/94                                       $  11,119        $  11,537                               $  10,789
 8/31/94                                       $  11,365        $  12,010                               $  10,802
 9/30/94                                       $  11,252        $  11,717                               $  10,643
10/31/94                                       $  11,311        $  11,980                               $  10,633
11/30/94                                       $  11,163        $  11,544                               $  10,610
12/31/94                                       $  11,255        $  11,715                               $  10,683
 1/31/95                                       $  11,346        $  12,019                               $  10,895
 2/28/95                                       $  11,555        $  12,486                               $  11,154
 3/31/95                                       $  11,724        $  12,854                               $  11,222
 4/30/95                                       $  11,887        $  13,233                               $  11,379
 5/31/95                                       $  12,168        $  13,760                               $  11,819
 6/30/95                                       $  12,390        $  14,080                               $  11,906
 7/31/95                                       $  12,644        $  14,546                               $  11,879
 8/31/95                                       $  12,703        $  14,583                               $  12,022
 9/30/95                                       $  12,957        $  15,198                               $  12,139
10/31/95                                       $  12,944        $  15,144                               $  12,297
11/30/95                                       $  13,192        $  15,808                               $  12,481
12/31/95                                       $  13,321        $  16,112                               $  12,657
 1/31/96                                       $  13,505        $  16,660                               $  12,741
 2/29/96                                       $  13,498        $  16,815                               $  12,519
 3/31/96                                       $  13,560        $  16,976                               $  12,432
 4/30/96                                       $  13,710        $  17,226                               $  12,362
 5/31/96                                       $  13,854        $  17,669                               $  12,337
 6/30/96                                       $  13,895        $  17,736                               $  12,503
 7/31/96                                       $  13,621        $  16,952                               $  12,537
 8/31/96                                       $  13,751        $  17,310                               $  12,516
 9/30/96                                       $  14,141        $  18,282                               $  12,734
10/31/96                                       $  14,284        $  18,787                               $  13,016
11/30/96                                       $  14,749        $  20,205                               $  13,239
12/31/96                                       $  14,667        $  19,805                               $  13,116
 1/31/97                                       $  14,997        $  21,041                               $  13,156
 2/28/97                                       $  15,012        $  21,207                               $  13,189
 3/31/97                                       $  14,688        $  20,338                               $  13,043
 4/30/97                                       $  15,048        $  21,550                               $  13,238
 5/31/97                                       $  15,522        $  22,867                               $  13,363
 6/30/97                                       $  15,911        $  23,884                               $  13,522
 7/31/97                                       $  16,629        $  25,783                               $  13,887
 8/31/97                                       $  16,148        $  24,339                               $  13,768
 9/30/97                                       $  16,694        $  25,671                               $  13,971
10/31/97                                       $  16,579        $  24,813                               $  14,174
11/30/97                                       $  16,802        $  25,962                               $  14,239
12/31/97                                       $  17,014        $  26,409                               $  14,382
 1/31/98                                       $  17,235        $  26,699                               $  14,567
 2/28/98                                       $  17,725        $  28,624                               $  14,556
 3/31/98                                       $  18,081        $  30,090                               $  14,606
 4/30/98                                       $  18,239        $  30,397                               $  14,683
 5/31/98                                       $  18,168        $  29,874                               $  14,822
 6/30/98                                       $  18,532        $  31,087                               $  14,947
 7/31/98                                       $  18,389        $  30,757                               $  14,979
 8/31/98                                       $  17,449        $  26,313                               $  15,223
 9/30/98                                       $  18,026        $  27,999                               $  15,579
10/31/98                                       $  18,611        $  30,276                               $  15,497
11/30/98                                       $  19,227        $  32,111                               $  15,585
12/31/98                                       $  19,862        $  33,960                               $  15,632
 1/31/99                                       $  20,242        $  35,390                               $  15,743
 2/28/99                                       $  19,787        $  34,286                               $  15,469
 3/31/99                                       $  20,158        $  35,657                               $  15,554
 4/30/99                                       $  20,545        $  37,037                               $  15,604
 5/31/99                                       $  20,351        $  36,163                               $  15,467
 6/30/99                                       $  20,781        $  38,130                               $  15,418
 7/31/99                                       $  20,604        $  36,940                               $  15,352
 8/31/99                                       $  20,512        $  36,757                               $  15,344
 9/30/99                                       $  20,385        $  35,749                               $  15,522
10/31/99                                       $  20,790        $  38,012                               $  15,580
11/30/99                                       $  21,085        $  38,784                               $  15,579
12/31/99                                       $  21,457        $  41,068                               $  15,503
 1/31/00                                       $  21,255        $  39,007                               $  15,453
 2/29/00                                       $  21,558        $  38,269                               $  15,640
 3/31/00                                       $  22,367        $  42,012                               $  15,845
 4/30/00                                       $  22,147        $  40,748                               $  15,800
 5/31/00                                       $  21,963        $  39,912                               $  15,793
 6/30/00                                       $  22,450        $  40,898                               $  16,121
 7/31/00                                       $  22,523        $  40,260                               $  16,268
 8/31/00                                       $  23,093        $  42,760                               $  16,504
 9/30/00                                       $  22,827        $  40,503                               $  16,608
10/31/00                                       $  23,002        $  40,332                               $  16,718
11/30/00                                       $  22,956        $  37,154                               $  16,992
12/31/00                                       $  23,499        $  37,336                               $  17,308
 1/31/01                                       $  23,760        $  38,662                               $  17,592
 2/28/01                                       $  23,178        $  35,136                               $  17,745
 3/31/01                                       $  22,696        $  32,908                               $  17,834
 4/30/01                                       $  23,569        $  35,465                               $  17,759
 5/31/01                                       $  23,670        $  35,703                               $  17,866
 6/30/01                                       $  23,459        $  34,834                               $  17,933
 7/31/01                                       $  23,539        $  34,491                               $  18,335
 8/31/01                                       $  23,198        $  32,332                               $  18,546
 9/30/01                                       $  22,375        $  29,719                               $  18,763
10/31/01                                       $  22,756        $  30,287                               $  19,155
11/30/01                                       $  23,479        $  32,610                               $  18,891
12/31/01                                       $  23,667        $  32,897                               $  18,770
 1/31/02                                       $  23,516        $  32,417                               $  18,922
 2/28/02                                       $  23,344        $  31,791                               $  19,105
 3/31/02                                       $  23,742        $  32,987                               $  18,788
 4/30/02                                       $  23,548        $  30,988                               $  19,152
 5/31/02                                       $  23,494        $  30,758                               $  19,315
 6/30/02                                       $  23,042        $  28,568                               $  19,482
 7/31/02                                       $  22,031        $  26,342                               $  19,717
 8/31/02                                       $  22,052        $  26,514                               $  20,050
 9/30/02                                       $  20,954        $  23,635                               $  20,375

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through January 31, 2003, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance shown for the Institutional Class shares of the Wells Fargo Moderate Balanced Fund for periods prior to November 8, 1999, reflects performance of the Institutional Class shares of the Norwest Advantage Moderate Balanced Fund, its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach and Norwest Advantage Funds were reorganized into the Wells Fargo Funds. Performance of the Institutional Class shares of the Fund prior to November 11, 1994, reflects the performance of a collective investment fund, adjusted to reflect Institutional Class expenses. Wells Fargo Bank Minnesota, N.A., formerly Norwest Bank Minnesota, N.A., managed the collective investment fund with an investment objective and principal investment strategy that were substantially similar to those of the Fund. The collective investment fund's performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (1940 Act) nor subject to certain investment limitations, diversification requirements or other restrictions imposed by the 1940 Act or the Internal Revenue Code, which, if applicable, may have adversely affected the Fund's performance results. Institutional Class shares are sold without sales charges.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.
(4) The ten largest holdings are calculated based on the market value of the Core Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Core Trust.
(5) The average credit quality is compiled from ratings from Standards & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.
(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
(7) Portfolio holdings are subject to change.
(8) The chart compares the performance of the Wells Fargo Moderate Balanced Fund Institutional Class shares for the most recent ten years with the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Institutional Class shares and reflects all operating expenses.

STRATEGIC GROWTH ALLOCATION FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Strategic Growth Allocation Fund (the Fund) seeks to provide capital appreciation with a secondary emphasis on current income.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

CORE PORTFOLIO SUB-ADVISERS
   Cadence Capital Management
   Galliard Capital Management, Inc.
   Peregrine Capital Management, Inc.
   Smith Asset Management Group
   Wells Capital Management Incorporated

FUND MANAGERS
   Collectively Managed

INCEPTION DATE
   12/02/97

PERFORMANCE HIGHLIGHTS

     The Fund returned (16.22)%(1) for the 12-month period ended September 30, 2002, outperforming the S&P 500 Index(2), which returned (20.47)%, but underperforming the Lehman Brothers Aggregate Bond Index(3), which returned 8.60%. The Fund distributed $0.11 per share in dividend income and $0.10 per share in capital gains during the period.

     The Fund's bond holdings significantly outperformed its stock holdings during the period. The 12-month period was a difficult year for stocks. Moreover, the third quarter of 2002 was an especially difficult time period as the S&P 500 Index registered its worst quarterly performance in 15 years, including a double-digit decline in September. Factors that contributed to the difficult period for stocks included a combination of weaker than expected economic growth, the loss of confidence in corporate accounting and the fear of impending war. The same factors that drove down stock prices created a benefit for bonds. At September 30, 2002, the Lehman Brothers Aggregate Bond Index stood positioned to achieve its second double-digit annual gain in the past three years.

     Market volatility and the decoupling of the stock and bond markets created opportunities for the Tactical Asset Allocation (TAA) Model to shift between stocks and bonds. The TAA Model shifts toward stocks or bonds when a compelling opportunity exists. As a result, the TAA Model signaled a 15% shift from bonds to stocks between September 7, 2001 and March 8, 2002. It again signaled a 15% shift from bonds to stocks on June 24, 2002.

     In implementing the shifts toward stocks, the Fund employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 80% stocks and 20% bonds. In each of the shifts toward stocks, the portfolio maintained a long position in S&P 500 Index futures and a short position in the long-term U.S. Treasury bond futures. While implementing the futures overlays, the Fund had an effective target allocation of 95% stocks and 5% bonds.

STRATEGIC OUTLOOK

     The recent shift toward stocks was the fifth TAA shift in the last four years. The revaluation in stocks relative to bonds during the last three months of the reporting period made stocks even more attractive relative to bonds. Therefore, the Fund will remain overweighed in stocks until the relative valuation between stocks and bonds returns to a more normal environment.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)

                                                                                 EXCLUDING SALES CHARGE
                                                                              ----------------------------
                                                                              1-YEAR          LIFE OF FUND
   Wells Fargo Strategic Growth Allocation Fund - Institutional Class         (16.22)             1.47

   Benchmarks

     S&P 500 Index                                                            (20.47)            (1.90)

     Lehman Brothers Aggregate Bond Index                                       8.60              7.59

   TEN LARGEST HOLDINGS(4) (AS OF SEPTEMBER 30, 2002)

   American International Group                   1.67%

   Microsoft Corporation                          1.63%

   Pfizer, Incorporated                           1.62%

   Goldman Sachs & Company                        1.61%

   Bank of America Spread Lock                    1.48%

   UST Bill, due 12/19/02                         1.31%

   Medtronic, Incorporated                        1.18%

   Exxon Mobil Corporation                        1.17%

   Fortune Brands, Incorporated                   1.16%

   Procter & Gamble Company                       1.12%

   DIVERSIFIED EQUITY STYLE CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

   Beta*                                            0.94

   Dividend Yield `                                 1.78%

   Price to Earnings Ratio (trailing 12 months)    20.45x

   Price to Book Ratio                              2.51x

   Median Market Cap ($B)                          16.69

   5-Year Earnings Growth (historic)               15.25%

   Portfolio Turnover                                 40%

* A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

[CHART]

   STRATEGIC ALLOCATION(7) (AS OF SEPTEMBER 30, 2002)

Diversified Equity Style             80%
Diversified Bond Style               20%

   DIVERSIFIED BOND STYLE CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

   Average Credit Quality(5)                        AA

   Average Maturity                               6.27 years

   Duration                                        3.5 years

   SEC Yield(6)                                   4.32%

[CHART]

   ACTUAL ASSET ALLOCATION(7) (AS OF SEPTEMBER 30, 2002)

Stocks           78%
Bonds            17%
Cash              5%

[CHART]

   GROWTH OF $10,000 INVESTMENT(8)

            WELLS FARGO STRATEGIC GROWTH ALLOCATION FUND - CLASS I      S&P 500 INDEX     LEHMAN BROTHERS AGGREGATE BOND INDEX
 12/2/97                                                 $  10,000          $  10,000                                $  10,000
12/31/97                                                 $  10,013          $  10,172                                $  10,101
 1/31/98                                                 $  10,144          $  10,284                                $  10,230
 2/28/98                                                 $  10,704          $  11,025                                $  10,223
 3/31/98                                                 $  11,085          $  11,590                                $  10,258
 4/30/98                                                 $  11,225          $  11,708                                $  10,311
 5/31/98                                                 $  11,055          $  11,507                                $  10,409
 6/30/98                                                 $  11,375          $  11,974                                $  10,497
 7/31/98                                                 $  11,205          $  11,847                                $  10,520
 8/31/98                                                 $   9,923          $  10,135                                $  10,691
 9/30/98                                                 $  10,364          $  10,785                                $  10,941
10/31/98                                                 $  11,135          $  11,662                                $  10,883
11/30/98                                                 $  11,766          $  12,368                                $  10,945
12/31/98                                                 $  12,438          $  13,081                                $  10,978
 1/31/99                                                 $  12,791          $  13,631                                $  11,056
 2/28/99                                                 $  12,438          $  13,206                                $  10,863
 3/31/99                                                 $  12,821          $  13,734                                $  10,924
 4/30/99                                                 $  13,234          $  14,266                                $  10,958
 5/31/99                                                 $  13,043          $  13,929                                $  10,862
 6/30/99                                                 $  13,608          $  14,687                                $  10,828
 7/31/99                                                 $  13,376          $  14,228                                $  10,782
 8/31/99                                                 $  13,255          $  14,158                                $  10,776
 9/30/99                                                 $  13,002          $  13,770                                $  10,901
10/31/99                                                 $  13,507          $  14,641                                $  10,941
11/30/99                                                 $  13,850          $  14,939                                $  10,941
12/31/99                                                 $  14,377          $  15,819                                $  10,888
 1/31/00                                                 $  14,041          $  15,024                                $  10,852
 2/29/00                                                 $  14,204          $  14,741                                $  10,983
 3/31/00                                                 $  15,080          $  16,182                                $  11,128
 4/30/00                                                 $  14,836          $  15,695                                $  11,096
 5/31/00                                                 $  14,591          $  15,373                                $  11,091
 6/30/00                                                 $  14,989          $  15,753                                $  11,322
 7/31/00                                                 $  14,897          $  15,507                                $  11,425
 8/31/00                                                 $  15,498          $  16,470                                $  11,591
 9/30/00                                                 $  15,060          $  15,601                                $  11,664
10/31/00                                                 $  15,162          $  15,535                                $  11,741
11/30/00                                                 $  14,683          $  14,311                                $  11,933
12/31/00                                                 $  15,106          $  14,381                                $  12,155
 1/31/01                                                 $  15,330          $  14,892                                $  12,354
 2/28/01                                                 $  14,403          $  13,533                                $  12,462
 3/31/01                                                 $  13,700          $  12,675                                $  12,524
 4/30/01                                                 $  14,786          $  13,660                                $  12,472
 5/31/01                                                 $  14,818          $  13,752                                $  12,547
 6/30/01                                                 $  14,520          $  13,417                                $  12,594
 7/31/01                                                 $  14,403          $  13,285                                $  12,876
 8/31/01                                                 $  13,860          $  12,453                                $  13,024
 9/30/01                                                 $  12,805          $  11,447                                $  13,177
10/31/01                                                 $  13,061          $  11,666                                $  13,452
11/30/01                                                 $  14,009          $  12,561                                $  13,267
12/31/01                                                 $  14,224          $  12,671                                $  13,182
 1/31/02                                                 $  14,008          $  12,486                                $  13,288
 2/28/02                                                 $  13,748          $  12,245                                $  13,417
 3/31/02                                                 $  14,343          $  12,706                                $  13,195
 4/30/02                                                 $  13,943          $  11,936                                $  13,451
 5/31/02                                                 $  13,813          $  11,847                                $  13,565
 6/30/02                                                 $  13,196          $  11,004                                $  13,682
 7/31/02                                                 $  12,005          $  10,146                                $  13,847
 8/31/02                                                 $  11,983          $  10,213                                $  14,081
 9/30/02                                                 $  10,728          $   9,104                                $  14,309

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance shown for Institutional Class shares of the Wells Fargo Strategic Growth Allocation Fund for periods prior to November 8, 1999, reflects performance of the Institutional Class shares of the Norwest Advantage Aggressive Balanced-Equity Fund, its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach and Norwest Advantage Funds were reorganized into the Wells Fargo Funds. Institutional Class shares are sold without sales charges.
(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.
(4) The ten largest holdings are calculated based on the market value of the Core Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Core Trust.
(5)The average credit quality is compiled from ratings from Standards & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.
(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
(7) Portfolio holdings are subject to change.
(8) The chart compares the performance of the Wells Fargo Strategic Growth Allocation Fund Institutional Class shares for the life of the Fund with the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Institutional Class shares and reflects all operating expenses.

STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

   The Wells Fargo Strategic Income Fund (the Fund) seeks to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed-income investments and stocks.

ADVISER
   Wells Fargo Funds Management, LLC

SUB-ADVISER
   Wells Capital Management Incorporated

CORE PORTFOLIO SUB-ADVISERS
   Cadence Capital Management
   Galliard Capital Management, Inc.
   Peregrine Capital Management, Inc.
   Smith Asset Management Group
   Wells Capital Management Incorporated

FUND MANAGERS
   Collectively Managed

INCEPTION DATE
   04/30/89

PERFORMANCE HIGHLIGHTS

     The Fund returned (0.89)%(1) for the 12-month period ended September 30, 2002, outperforming the S&P 500 Index(2), which returned (20.47)%, but underperforming the Lehman Brothers Aggregate Bond Index(3), which returned 8.60% for the period. The Fund distributed $0.78 per share in dividend income and $0.58 per share in capital gains during the period.

     During the 12 months ended September 30, 2002, the Fund's bond holdings significantly outperformed its stock holdings. The 12-month period was a difficult year for stocks. Moreover, the third quarter of 2002 was an especially difficult time period as the S&P 500 Index registered its worst quarterly performance in 15 years, including a double-digit decline in September. Factors that contributed to the difficult period for stocks included a combination of weaker than expected economic growth, the loss of confidence in corporate accounting and the fear of impending war. The same factors that drove down stock prices created a benefit for bonds. At September 30, 2002, the Lehman Brothers Aggregate Bond Index stood positioned to achieve its second double-digit annual gain in the past three years.

     Market volatility and the decoupling of the stock and bond markets created opportunities for the Tactical Asset Allocation (TAA) Model to shift between stocks and bonds. The TAA Model shifts toward stocks or bonds when a compelling opportunity exists. As a result, the TAA Model signaled a 5% shift from bonds to stocks between September 7, 2001 and March 8, 2002. It also signaled a 5% shift from bonds to stocks on June 24, 2002.

     The Fund employed a hedged futures overlay transaction in implementing the shifts toward stocks, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 20% stocks and 80% bonds. In each of the shifts toward stocks, the portfolio maintained a long position in S&P 500 Index futures and a short position in long-term U.S.Treasury bond futures. While implementing the futures overlays, the Fund had an effective asset allocation of 25% stocks and 75% bonds.

STRATEGIC OUTLOOK

     The recent shift toward stocks was the fifth TAA shift in the last four years. Historically, our discipline of shifting toward the cheaper asset class when a compelling opportunity exists has been effective in adding value in turbulent market environments. The dramatic revaluation in stocks relative to bonds during the last three months of the period has made stocks even more attractive relative to bonds. Given this market environment, the Fund will remain overweighted in stocks until the relative valuation between stocks and bonds returns to a more normal environment.

   AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF SEPTEMBER 30, 2002)

                                                                                EXCLUDING SALES CHARGE
                                                                              -------------------------
                                                                              1-YEAR   5-YEAR   10-YEAR
   Wells Fargo Strategic Income Fund - Institutional Class                     (0.89)   5.72      7.22

   Benchmarks

     S&P 500 Index                                                            (20.47)  (1.62)     8.99

     Lehman Brothers Aggregate Bond Index                                       8.60    7.83      7.37

   TEN LARGEST HOLDINGS(4) (AS OF SEPTEMBER 30, 2002)

   FHLB                                            2.45%

   Bank of America Spread Lock                     2.35%

   FHLMC                                           1.37%

   FHLMC                                           1.36%

   UST Bond, 6.125%, 8/15/29                       1.36%

   FNMA                                            1.32%

   SLMA                                            1.32%

   UST Bond, 5.25%, 11/15/28                       1.31%

   FHLMC                                           1.30%

   WFFT Cash Investment                            1.21%

   DIVERSIFIED EQUITY STYLE CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

   Beta*                                           0.94

   Dividend Yield                                  1.78%

   Price to Earnings Ratio (trailing 12 months)   20.45x

   Price to Book Ratio                             2.51x

   Median Market Cap ($B)                         16.69

   5-Year Earnings Growth (historic)              15.25%

   Portfolio Turnover                                71%

* A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

[CHART]

   STRATEGIC ALLOCATION(7) (AS OF SEPTEMBER 30, 2002)

Diversified Bond Style          80%
Diversified Equity Style        20%

   DIVERSIFIED BOND STYLE CHARACTERISTICS (AS OF SEPTEMBER 30, 2002)

Average Credit Quality(5)                         AA

Average Maturity                                6.27 years

Duration                                         3.5 years

SEC Yield(6)                                    4.32%

[CHART]

   ACTUAL ASSET ALLOCATION(7) (AS OF SEPTEMBER 30, 2002)

Bonds            70%
Stocks           24%
Cash              6%

[CHART]

   GROWTH OF $10,000 INVESTMENT(8)

            WELLS FARGO STRATEGIC INCOME FUND - CLASS I      S&P 500 INDEX      LEHMAN BROTHERS AGGREGATE BOND INDEX
 9/30/92                                      $  10,000          $  10,000                                 $  10,000
10/31/92                                      $   9,981          $  10,035                                 $   9,867
11/30/92                                      $  10,131          $  10,376                                 $   9,870
12/31/92                                      $  10,226          $  10,503                                 $  10,027
 1/31/93                                      $  10,259          $  10,591                                 $  10,219
 2/28/93                                      $  10,277          $  10,736                                 $  10,398
 3/31/93                                      $  10,422          $  10,962                                 $  10,441
 4/30/93                                      $  10,394          $  10,697                                 $  10,514
 5/31/93                                      $  10,503          $  10,983                                 $  10,527
 6/30/93                                      $  10,573          $  11,016                                 $  10,718
 7/31/93                                      $  10,621          $  10,971                                 $  10,778
 8/31/93                                      $  10,860          $  11,388                                 $  10,967
 9/30/93                                      $  10,910          $  11,300                                 $  10,998
10/31/93                                      $  10,986          $  11,534                                 $  11,039
11/30/93                                      $  10,883          $  11,424                                 $  10,945
12/31/93                                      $  11,021          $  11,562                                 $  11,004
 1/31/94                                      $  11,196          $  11,955                                 $  11,153
 2/28/94                                      $  11,059          $  11,631                                 $  10,959
 3/31/94                                      $  10,865          $  11,124                                 $  10,689
 4/30/94                                      $  10,892          $  11,266                                 $  10,603
 5/31/94                                      $  10,906          $  11,451                                 $  10,602
 6/30/94                                      $  10,827          $  11,171                                 $  10,578
 7/31/94                                      $  10,985          $  11,537                                 $  10,789
 8/31/94                                      $  11,130          $  12,010                                 $  10,802
 9/30/94                                      $  11,058          $  11,717                                 $  10,643
10/31/94                                      $  11,096          $  11,980                                 $  10,633
11/30/94                                      $  11,006          $  11,544                                 $  10,610
12/31/94                                      $  11,074          $  11,715                                 $  10,683
 1/31/95                                      $  11,177          $  12,019                                 $  10,895
 2/28/95                                      $  11,354          $  12,486                                 $  11,154
 3/31/95                                      $  11,484          $  12,854                                 $  11,222
 4/30/95                                      $  11,614          $  13,233                                 $  11,379
 5/31/95                                      $  11,866          $  13,760                                 $  11,819
 6/30/95                                      $  12,017          $  14,080                                 $  11,906
 7/31/95                                      $  12,160          $  14,546                                 $  11,879
 8/31/95                                      $  12,235          $  14,583                                 $  12,022
 9/30/95                                      $  12,419          $  15,198                                 $  12,139
10/31/95                                      $  12,433          $  15,144                                 $  12,297
11/30/95                                      $  12,624          $  15,808                                 $  12,481
12/31/95                                      $  12,747          $  16,112                                 $  12,657
 1/31/96                                      $  12,877          $  16,660                                 $  12,741
 2/29/96                                      $  12,841          $  16,815                                 $  12,519
 3/31/96                                      $  12,884          $  16,976                                 $  12,432
 4/30/96                                      $  12,971          $  17,226                                 $  12,362
 5/31/96                                      $  13,072          $  17,669                                 $  12,337
 6/30/96                                      $  13,122          $  17,736                                 $  12,503
 7/31/96                                      $  12,964          $  16,952                                 $  12,537
 8/31/96                                      $  13,057          $  17,310                                 $  12,516
 9/30/96                                      $  13,339          $  18,282                                 $  12,734
10/31/96                                      $  13,483          $  18,787                                 $  13,016
11/30/96                                      $  13,822          $  20,205                                 $  13,239
12/31/96                                      $  13,766          $  19,805                                 $  13,116
 1/31/97                                      $  13,960          $  21,041                                 $  13,156
 2/28/97                                      $  13,968          $  21,207                                 $  13,189
 3/31/97                                      $  13,743          $  20,338                                 $  13,043
 4/30/97                                      $  14,007          $  21,550                                 $  13,238
 5/31/97                                      $  14,325          $  22,867                                 $  13,363
 6/30/97                                      $  14,596          $  23,884                                 $  13,522
 7/31/97                                      $  15,139          $  25,783                                 $  13,887
 8/31/97                                      $  14,813          $  24,339                                 $  13,768
 9/30/97                                      $  15,201          $  25,671                                 $  13,971
10/31/97                                      $  15,271          $  24,813                                 $  14,174
11/30/97                                      $  15,418          $  25,962                                 $  14,239
12/31/97                                      $  15,588          $  26,409                                 $  14,382
 1/31/98                                      $  15,789          $  26,699                                 $  14,567
 2/28/98                                      $  16,014          $  28,624                                 $  14,556
 3/31/98                                      $  16,207          $  30,090                                 $  14,606
 4/30/98                                      $  16,315          $  30,397                                 $  14,683
 5/31/98                                      $  16,349          $  29,874                                 $  14,822
 6/30/98                                      $  16,599          $  31,087                                 $  14,947
 7/31/98                                      $  16,541          $  30,757                                 $  14,979
 8/31/98                                      $  16,240          $  26,313                                 $  15,223
 9/30/98                                      $  16,658          $  27,999                                 $  15,579
10/31/98                                      $  16,884          $  30,276                                 $  15,497
11/30/98                                      $  17,210          $  32,111                                 $  15,585
12/31/98                                      $  17,527          $  33,960                                 $  15,632
 1/31/99                                      $  17,740          $  35,390                                 $  15,743
 2/28/99                                      $  17,411          $  34,286                                 $  15,469
 3/31/99                                      $  17,624          $  35,657                                 $  15,554
 4/30/99                                      $  17,837          $  37,037                                 $  15,604
 5/31/99                                      $  17,731          $  36,163                                 $  15,467
 6/30/99                                      $  17,908          $  38,130                                 $  15,418
 7/31/99                                      $  17,837          $  36,940                                 $  15,352
 8/31/99                                      $  17,793          $  36,757                                 $  15,344
 9/30/99                                      $  17,802          $  35,749                                 $  15,522
10/31/99                                      $  17,997          $  38,012                                 $  15,580
11/30/99                                      $  18,139          $  38,784                                 $  15,579
12/31/99                                      $  18,304          $  41,068                                 $  15,503
 1/31/00                                      $  18,228          $  39,007                                 $  15,453
 2/29/00                                      $  18,486          $  38,269                                 $  15,640
 3/31/00                                      $  18,972          $  42,012                                 $  15,845
 4/30/00                                      $  18,839          $  40,748                                 $  15,800
 5/31/00                                      $  18,743          $  39,912                                 $  15,793
 6/30/00                                      $  19,115          $  40,898                                 $  16,121
 7/31/00                                      $  19,230          $  40,260                                 $  16,268
 8/31/00                                      $  19,592          $  42,760                                 $  16,504
 9/30/00                                      $  19,497          $  40,503                                 $  16,608
10/31/00                                      $  19,640          $  40,332                                 $  16,718
11/30/00                                      $  19,773          $  37,154                                 $  16,992
12/31/00                                      $  20,174          $  37,336                                 $  17,308
 1/31/01                                      $  20,388          $  38,662                                 $  17,592
 2/28/01                                      $  20,235          $  35,136                                 $  17,745
 3/31/01                                      $  20,073          $  32,908                                 $  17,834
 4/30/01                                      $  20,408          $  35,465                                 $  17,759
 5/31/01                                      $  20,500          $  35,703                                 $  17,866
 6/30/01                                      $  20,449          $  34,834                                 $  17,933
 7/31/01                                      $  20,632          $  34,491                                 $  18,335
 8/31/01                                      $  20,561          $  32,332                                 $  18,546
 9/30/01                                      $  20,256          $  29,719                                 $  18,763
10/31/01                                      $  20,581          $  30,287                                 $  19,155
11/30/01                                      $  20,764          $  32,610                                 $  18,891
12/31/01                                      $  20,838          $  32,897                                 $  18,770
 1/31/02                                      $  20,817          $  32,417                                 $  18,922
 2/28/02                                      $  20,817          $  31,791                                 $  19,105
 3/31/02                                      $  20,849          $  32,987                                 $  18,788
 4/30/02                                      $  20,893          $  30,988                                 $  19,152
 5/31/02                                      $  20,915          $  30,758                                 $  19,315
 6/30/02                                      $  20,773          $  28,568                                 $  19,482
 7/31/02                                      $  20,392          $  26,342                                 $  19,717
 8/31/02                                      $  20,479          $  26,514                                 $  20,050
 9/30/02                                      $  20,076          $  23,635                                 $  20,375

(1) FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Adviser has committed through January 31, 2003 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. Performance shown for the Institutional Class shares of the Wells Fargo Strategic Income Fund for periods prior to November 8, 1999, reflects performance of the Institutional Class shares of the Norwest Advantage Strategic Income Fund, its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach and Norwest Advantage Funds were reorganized into the Wells Fargo Funds. Performance of the Institutional Class shares of the Fund prior to November 11, 1994, reflects the performance of a collective fund, adjusted to reflect Institutional Class expenses. Wells Fargo Bank Minnesota, N.A., formerly Norwest Bank Minnesota, N.A., managed the collective investment fund with an investment objective and principal investment strategy that were substantially similar to those of the Fund. The collective investment fund's performance was adjusted to reflect the Fund's 1994 estimate of its expense ratio for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 (1940 Act) nor subject to certain investment limitations, diversification requirements or other restrictions imposed by the 1940 Act or the Internal Revenue Code, which, if applicable, may have adversely affected the Fund's performance results. Institutional Class shares are sold without sales charges.
(2) The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
(3) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an index.
(4) The ten largest holdings are calculated based on the market value of the Core Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Core Trust.
(5) The average credit quality is compiled from ratings from Standards & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.
(6) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.
(7) Portfolio holdings are subject to change.
(8) The chart compares the performance of the Wells Fargo Strategic Income Fund Institutional Class shares for the most recent ten years with the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Institutional Class shares and reflects all operating expenses.

ALLOCATION FUNDS                  PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002

   ASSET ALLOCATION FUND

SHARES        SECURITY NAME                                                                                         VALUE
COMMON STOCK - 54.24%

AMUSEMENT & RECREATION SERVICES - 0.04%
       9,414  Harrah's Entertainment Incorporated+                                                            $        453,848
                                                                                                              ----------------

APPAREL & ACCESSORY STORES - 0.28%
      70,393  Gap Incorporated                                                                                         763,764
      27,130  Kohl's Corporation+                                                                                    1,649,775
      41,907  Limited Brands                                                                                           600,946
      11,099  Nordstrom Incorporated                                                                                   199,116

                                                                                                                     3,213,601
                                                                                                              ----------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.08%
      10,517  Jones Apparel Group Incorporated+                                                                        322,871
       9,171  Liz Claiborne Incorporated                                                                               228,816
      10,470  V F Corporation                                                                                          376,710

                                                                                                                       928,397
                                                                                                              ----------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.06%
       8,799  Autozone Incorporated+                                                                                   693,889
                                                                                                              ----------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.01%
       5,144  Ryder System Incorporated                                                                                128,240
                                                                                                              ----------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.06%
       5,148  Centex Corporation                                                                                       228,314
       4,408  KB Home                                                                                                  215,287
       5,010  Pulte Homes Incorporated                                                                                 213,576

                                                                                                                       657,177
                                                                                                              ----------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.71%
     191,361  Home Depot Incorporated                                                                                4,994,522
      64,856  Lowe's Companies Incorporated                                                                          2,685,038
      12,917  Sherwin-Williams Company                                                                                 305,875

                                                                                                                     7,985,435
                                                                                                              ----------------

BUSINESS SERVICES - 3.85%
      19,554  Adobe Systems Incorporated                                                                               373,481
     363,613  AOL Time Warner Incorporated+                                                                          4,254,272
       9,291  Autodesk Incorporated                                                                                    117,717
      50,316  Automatic Data Processing Incorporated                                                                 1,749,487
      19,753  BMC Software Incorporated+                                                                               258,172
      84,716  Cendant Corporation+                                                                                     911,544
      14,901  Citrix Systems Incorporated+                                                                              89,853
      46,852  Computer Associates International Incorporated                                                           449,779
      14,021  Computer Sciences Corporation+                                                                           389,644
      30,394  Compuware Corporation+                                                                                    92,702
      41,594  Concord EFS Incorporated+                                                                                660,513
      14,109  Convergys Corporation+                                                                                   212,058

                                       16

SHARES        SECURITY NAME                                                                                         VALUE
       5,192  Deluxe Corporation                                                                              $        233,952
      22,766  eBay Incorporated+                                                                                     1,202,272
      11,992  Electronic Arts Incorporated+                                                                            790,992
      38,995  Electronic Data Systems Corporation                                                                      545,150
      11,807  Equifax Incorporated                                                                                     256,684
      62,011  First Data Corporation                                                                                 1,733,207
      15,623  Fiserv Incorporated+                                                                                     438,694
      23,517  IMS Health Incorporated                                                                                  352,049
      31,054  Interpublic Group of Companies Incorporated                                                              492,206
      17,706  Intuit Incorporated+                                                                                     806,154
       6,804  Mercury Interactive Corporation+                                                                         116,757
     439,402  Microsoft Corporation+                                                                                19,197,473
       8,404  NCR Corporation+                                                                                         166,399
      29,443  Novell Incorporated+                                                                                      61,830
      12,664  Omnicom Group                                                                                            705,132
     445,595  Oracle Corporation+                                                                                    3,502,377
      21,215  Parametric Technology Corporation+                                                                        38,187
      25,492  Peoplesoft Incorporated+                                                                                 315,336
      16,301  Rational Software Corporation+                                                                            70,420
      14,390  Robert Half International Incorporated+                                                                  228,369
      38,424  Siebel Systems Incorporated+                                                                             220,938
     263,184  Sun Microsystems Incorporated+                                                                           681,647
      22,885  Sungard Data Systems Incorporated+                                                                       445,113
       9,436  TMP Worldwide Incorporated+                                                                               84,924
      26,179  Unisys Corporation+                                                                                      183,253
      33,650  Veritas Software Corporation+                                                                            494,992
      48,594  Yahoo! Incorporated+                                                                                     465,045

                                                                                                                    43,388,774
                                                                                                              ----------------

CHEMICALS & ALLIED PRODUCTS - 7.15%
     127,274  Abbott Laboratories                                                                                    5,141,870
      18,606  Air Products & Chemicals Incorporated                                                                    781,638
       4,777  Alberto-Culver Company Class B                                                                           234,216
     104,039  Amgen Incorporated+                                                                                    4,338,426
       9,114  Avery Dennison Corporation                                                                               519,316
      19,212  Avon Products Incorporated                                                                               885,673
      12,088  Biogen Incorporated+                                                                                     353,816
     157,365  Bristol-Myers Squibb Company                                                                           3,745,287
      15,884  Chiron Corporation+                                                                                      554,987
      18,902  Clorox Company                                                                                           759,482
      44,667  Colgate-Palmolive Company                                                                              2,409,785
      73,655  Dow Chemical Company                                                                                   2,011,518
      80,531  E I du Pont de Nemours & Company                                                                       2,904,753
       6,322  Eastman Chemical Company                                                                                 241,311
      10,700  Ecolab Incorporated                                                                                      446,511
      91,530  Eli Lilly & Company                                                                                    5,065,270

                                       17

SHARES        SECURITY NAME                                                                                         VALUE
      14,535  Forest Laboratories Incorporated+                                                               $      1,192,015
      17,429  Genzyme Corporation+                                                                                     359,212
      85,705  Gillette Company                                                                                       2,536,868
       4,172  Great Lakes Chemical Corporation                                                                         100,211
       7,395  International Flavors & Fragrances Incorporated                                                          235,531
      20,133  King Pharmaceuticals Incorporated+                                                                       365,817
      20,707  MedImmune Incorporated+                                                                                  432,155
     183,683  Merck & Company Incorporated                                                                           8,396,150
     506,494  Pfizer Incorporated                                                                                   14,698,456
     104,874  Pharmacia Corporation                                                                                  4,077,501
      13,773  PPG Industries Incorporated                                                                              615,653
      13,188  Praxair Incorporated                                                                                     674,039
     105,438  Procter & Gamble Company                                                                               9,424,048
      17,934  Rohm & Haas Company                                                                                      555,954
     119,107  Schering-Plough Corporation                                                                            2,539,361
       5,971  Sigma-Aldrich Corporation                                                                                294,191
       8,355  Watson Pharmaceuticals Incorporated+                                                                     204,781
     107,810  Wyeth                                                                                                  3,428,358

                                                                                                                    80,524,160
                                                                                                              ----------------

COMMUNICATIONS - 2.28%
      25,185  Alltel Corporation                                                                                     1,010,674
     313,251  AT&T Corporation                                                                                       3,762,145
     220,583  AT&T Wireless Services Incorporated+                                                                     908,802
      29,319  Avaya Incorporated+                                                                                       41,926
     152,077  BellSouth Corporation                                                                                  2,792,134
      11,514  CenturyTel Incorporated                                                                                  258,259
      49,164  Clear Channel Communications Incorporated+                                                             1,708,449
      76,519  Comcast Corporation Class A+                                                                           1,596,186
      73,816  Nextel Communications Incorporated Class A+                                                              557,311
     135,816  Qwest Communications International Incorporated+                                                         309,660
     270,769  SBC Communications Incorporated                                                                        5,442,457
      72,297  Sprint Corporation (FON Group)                                                                           659,349
      80,644  Sprint Corporation (PCS Group)+                                                                          158,062
      18,530  Univision Communications Incorporated Class A+                                                           422,484
     220,780  Verizon Communications Incorporated                                                                    6,058,203

                                                                                                                    25,686,101
                                                                                                              ----------------

DOMESTIC DEPOSITORY INSTITUTIONS - 5.73%
      29,530  AmSouth Bancorporation                                                                                   612,452
     124,800  Bank of America Corporation                                                                            7,962,240
      56,642  Bank of New York Company Incorporated                                                                  1,627,891
      95,309  Bank One Corporation                                                                                   3,564,557
      38,906  BB&T Corporation                                                                                       1,363,266
      19,230  Charter One Financial Incorporated                                                                       571,514
     417,306  Citigroup Incorporated                                                                                12,373,123

                                       18

SHARES        SECURITY NAME                                                                                         VALUE
      14,747  Comerica Incorporated                                                                           $        711,100
      47,434  Fifth Third Bancorp                                                                                    2,904,384
      10,439  First Tennessee National Corporation                                                                     361,920
      84,912  FleetBoston Financial Corporation                                                                      1,726,261
      13,368  Golden West Financial Corporation                                                                        831,222
      19,753  Huntington Bancshares Incorporated                                                                       359,307
     161,480  J P Morgan Chase & Company                                                                             3,066,505
      34,642  KeyCorp                                                                                                  865,011
      17,215  Marshall & Ilsley Corporation                                                                            480,126
      35,398  Mellon Financial Corporation                                                                             917,870
      49,561  National City Corporation                                                                              1,413,975
      13,370  North Fork Bancorporation Incorporated                                                                   505,921
      18,032  Northern Trust Corporation                                                                               680,167
      23,138  PNC Financial Services Group Incorporated                                                                975,729
      18,758  Regions Financial Corporation                                                                            612,824
      28,605  SouthTrust Corporation                                                                                   693,671
      26,472  State Street Corporation                                                                               1,022,878
      23,308  SunTrust Banks Incorporated                                                                            1,432,976
      24,177  Synovus Financial Corporation                                                                            498,530
      16,835  Union Planters Corporation                                                                               462,289
     154,825  US Bancorp                                                                                             2,876,649
     111,443  Wachovia Corporation                                                                                   3,643,072
      79,013  Washington Mutual Incorporated                                                                         2,486,539
     138,800  Wells Fargo & Company++                                                                                6,684,608
       7,490  Zions Bancorporation                                                                                     326,040

                                                                                                                    64,614,617
                                                                                                              ----------------

EATING & DRINKING PLACES - 0.28%
      14,120  Darden Restaurants Incorporated                                                                          342,269
     103,188  McDonald's Corporation                                                                                 1,822,300
       9,336  Wendy's International Incorporated                                                                       309,115
      24,063  Yum! Brands Incorporated+                                                                                666,786

                                                                                                                     3,140,470
                                                                                                              ----------------

EDUCATIONAL SERVICES - 0.05%
      14,070  Apollo Group Incorporated Class A+                                                                       612,439
                                                                                                              ----------------

ELECTRIC, GAS & SANITARY SERVICES - 1.70%
      44,214  AES Corporation+                                                                                         110,977
      10,317  Allegheny Energy Incorporated                                                                            135,153
      16,035  Allied Waste Industries Incorporated+                                                                    117,857
      11,759  Ameren Corporation                                                                                       489,762
      27,577  American Electric Power Company Incorporated                                                             786,220
      30,523  Calpine Corporation+                                                                                      75,392
      13,586  Cinergy Corporation                                                                                      427,008
      17,914  Citizens Communications Company+                                                                         121,457

                                       19

SHARES        SECURITY NAME                                                                                         VALUE
      10,923  CMS Energy Corporation                                                                          $         88,039
      17,567  Consolidated Edison Incorporated                                                                         706,545
      13,424  Constellation Energy Group Incorporated                                                                  332,781
      22,588  Dominion Resources Incorporated                                                                        1,145,889
      13,518  DTE Energy Company                                                                                       550,183
      72,317  Duke Energy Corporation                                                                                1,413,797
      29,892  Dynegy Incorporated Class A                                                                               34,675
      26,494  Edison International+                                                                                    264,940
      46,964  El Paso Corporation                                                                                      388,392
      18,155  Entergy Corporation                                                                                      755,248
      26,850  Exelon Corporation                                                                                     1,275,375
      24,611  FirstEnergy Corporation                                                                                  735,623
      14,354  FPL Group Incorporated                                                                                   772,245
      11,451  KeySpan Corporation                                                                                      383,609
       9,652  Kinder Morgan Incorporated                                                                               342,163
      32,664  Mirant Corporation+                                                                                       72,187
       3,569  Nicor Incorporated                                                                                       100,646
      16,914  NiSource Incorporated                                                                                    291,428
       3,135  Peoples Energy Corporation                                                                               105,618
      31,709  PG&E Corporation+                                                                                        357,043
       6,789  Pinnacle West Capital Corporation                                                                        188,463
      13,154  PPL Corporation                                                                                          428,031
      17,840  Progress Energy Incorporated                                                                             729,121
      16,767  Public Service Enterprise Group Incorporated                                                             511,394
      24,455  Reliant Energy Incorporated                                                                              244,795
      16,533  Sempra Energy                                                                                            324,873
      57,520  Southern Company                                                                                       1,655,426
      12,625  TECO Energy Incorporated                                                                                 200,485
      21,465  TXU Corporation                                                                                          895,305
      50,173  Waste Management Incorporated                                                                          1,170,034
      41,901  Williams Companies Incorporated                                                                           94,696
      33,072  Xcel Energy Incorporated                                                                                 307,900

                                                                                                                    19,130,775
                                                                                                              ----------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 3.73%
      64,883  ADC Telecommunications Incorporated+                                                                      74,615
      27,677  Advanced Micro Devices Incorporated+                                                                     147,795
      31,280  Altera Corporation+                                                                                      271,198
      16,764  American Power Conversion Corporation+                                                                   160,264
      29,703  Analog Devices Incorporated+                                                                             585,149
       8,157  Andrew Corporation+                                                                                       53,428
      25,508  Applied Micro Circuits Corporation+                                                                       72,953
      22,450  Broadcom Corporation Class A+                                                                            239,766
      35,008  CIENA Corporation+                                                                                       103,974
      15,502  Comverse Technology Incorporated+                                                                        108,359
       7,627  Cooper Industries Limited Class A                                                                        231,479

                                       20

SHARES        SECURITY NAME                                                                                         VALUE
      34,427  Emerson Electric Company                                                                        $      1,512,722
     805,839  General Electric Company                                                                              19,863,931
     541,243  Intel Corporation                                                                                      7,517,865
     111,407  JDS Uniphase Corporation+                                                                                217,021
      25,773  Linear Technology Corporation                                                                            534,017
      30,048  LSI Logic Corporation+                                                                                   190,805
     277,773  Lucent Technologies Incorporated+                                                                        211,107
      26,445  Maxim Integrated Products Incorporated+                                                                  654,778
       6,335  Maytag Corporation                                                                                       146,845
      48,785  Micron Technology Incorporated+                                                                          603,470
      15,815  Molex Incorporated                                                                                       371,969
     184,080  Motorola Incorporated                                                                                  1,873,934
      14,552  National Semiconductor Corporation+                                                                      173,751
      27,128  Network Appliance Incorporated+                                                                          198,848
      11,812  Novellus Systems Incorporated+                                                                           245,808
      12,393  NVIDIA Corporation+                                                                                      106,084
      13,598  PMC-Sierra Incorporated+                                                                                  52,760
       6,320  Power-One Incorporated+                                                                                   18,834
       8,453  QLogic Corporation+                                                                                      220,116
      62,350  Qualcomm Incorporated+                                                                                 1,722,107
      14,921  Rockwell Collins Incorporated                                                                            327,367
      42,801  Sanmina-SCI Corporation+                                                                                 118,559
      12,731  Scientific-Atlanta Incorporated                                                                          159,265
      33,504  Tellabs Incorporated+                                                                                    136,361
     140,187  Texas Instruments Incorporated                                                                         2,070,562
       4,785  Thomas & Betts Corporation+                                                                               67,421
       5,568  Whirlpool Corporation                                                                                    255,348
      27,659  Xilinx Incorporated+                                                                                     438,063

                                                                                                                    42,058,698
                                                                                                              ----------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.21%
       8,092  Fluor Corporation                                                                                        197,768
      35,093  Halliburton Company                                                                                      453,051
      21,309  Monsanto Company                                                                                         325,815
      12,490  Moody's Corporation                                                                                      605,765
      30,515  Paychex Incorporated                                                                                     742,125
      10,302  Quintiles Transnational Corporation+                                                                      97,972

                                                                                                                     2,422,496
                                                                                                              ----------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.50%
       4,747  Ball Corporation                                                                                         239,201
       5,056  Crane Company                                                                                             99,907
      12,118  Fortune Brands Incorporated                                                                              573,060
      25,817  Illinois Tool Works Incorporated                                                                       1,505,906
      36,373  Lockheed Martin Corporation                                                                            2,352,242
      39,447  Masco Corporation                                                                                        771,189

                                       21

SHARES        SECURITY NAME                                                                                         VALUE
       5,342  Snap-On Incorporated                                                                            $        122,759

                                                                                                                     5,664,264
                                                                                                              ----------------

FOOD & KINDRED PRODUCTS - 2.58%
       2,986  Adolph Coors Company                                                                                     168,112
      71,090  Anheuser-Busch Companies Incorporated                                                                  3,597,154
      53,080  Archer-Daniels-Midland Company                                                                           664,031
      33,631  Campbell Soup Company                                                                                    742,572
     201,429  Coca-Cola Company                                                                                      9,660,535
      37,104  Coca-Cola Enterprises Incorporated                                                                       788,089
      43,640  ConAgra Foods Incorporated                                                                             1,084,454
      29,880  General Mills Incorporated                                                                             1,327,270
      28,457  Heinz (H J) Company                                                                                      949,610
       8,906  Hercules Incorporated+                                                                                    82,024
      14,919  Hershey Foods Corporation                                                                                925,724
      33,213  Kellogg Company                                                                                        1,104,332
      23,960  Pepsi Bottling Group Incorporated                                                                        560,664
     143,316  PepsiCo Incorporated                                                                                   5,295,526
      64,211  Sara Lee Corporation                                                                                   1,174,419
      18,741  WM Wrigley Jr Company                                                                                    927,492

                                                                                                                    29,052,008
                                                                                                              ----------------

FOOD STORES - 0.22%
      33,015  Albertson's Incorporated                                                                                 797,642
      64,677  Kroger Company+                                                                                          911,946
      31,329  Starbucks Corporation+                                                                                   646,317
      11,490  Winn-Dixie Stores Incorporated                                                                           150,749

                                                                                                                     2,506,654
                                                                                                              ----------------

FORESTRY - 0.07%
      17,933  Weyerhaeuser Company                                                                                     784,927
                                                                                                              ----------------

FURNITURE & FIXTURES - 0.14%
       7,240  Johnson Controls Incorporated                                                                            556,177
      15,946  Leggett & Platt Incorporated                                                                             315,571
      22,592  Newell Rubbermaid Incorporated                                                                           697,415

                                                                                                                     1,569,163
                                                                                                              ----------------

GENERAL MERCHANDISE STORES - 2.13%
       9,595  Big Lots Incorporated+                                                                                   151,889
       6,898  Dillard's Incorporated Class A                                                                           139,202
      27,839  Dollar General Corporation                                                                               373,599
      14,370  Family Dollar Stores Incorporated                                                                        386,266
      16,361  Federated Department Stores Incorporated+                                                                481,668
      21,683  J C Penney Company Incorporated                                                                          345,193
      23,267  May Department Stores Company                                                                            529,790
      25,603  Sears Roebuck & Company                                                                                  998,517

                                       22

SHARES        SECURITY NAME                                                                                         VALUE
      73,714  Target Corporation                                                                              $      2,176,037
      43,822  TJX Companies Incorporated                                                                               744,974
     360,403  Wal-Mart Stores Incorporated                                                                          17,746,244

                                                                                                                    24,073,379
                                                                                                              ----------------

HEALTH SERVICES - 0.42%
      41,903  HCA Incorporated                                                                                       1,995,002
      19,751  Health Management Associates Incorporated Class A+                                                       399,365
      31,758  HEALTHSOUTH Corporation+                                                                                 131,796
       8,266  Manor Care Incorporated+                                                                                 185,820
      40,266  Tenet Healthcare Corporation+                                                                          1,993,167

                                                                                                                     4,705,150
                                                                                                              ----------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-CONTRACTORS - 0.00%
       5,893  McDermott International Incorporated+                                                                     36,124
                                                                                                              ----------------

HOLDING & OTHER INVESTMENT OFFICES - 0.03%
      15,062  Plum Creek Timber Company Incorporated                                                                   340,552
                                                                                                              ----------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.17%
      23,637  Bed Bath & Beyond Incorporated+                                                                          769,857
      26,007  Best Buy Company Incorporated+                                                                           580,216
      17,127  Circuit City Stores-Circuit City Group                                                                   259,474
      14,070  RadioShack Corporation+                                                                                  282,244

                                                                                                                     1,891,791
                                                                                                              ----------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.12%
      31,092  Hilton Hotels Corporation                                                                                353,827
      20,878  Marriott International Incorporated Class A                                                              605,253
      16,256  Starwood Hotels & Resorts Worldwide Incorporated                                                         362,509

                                                                                                                     1,321,589
                                                                                                              ----------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.39%
      31,427  3M Company                                                                                             3,456,027
       5,969  American Standard Companies Incorporated+                                                                379,748
      28,970  Apple Computer Incorporated+                                                                             420,065
     132,866  Applied Materials Incorporated+                                                                        1,534,602
      27,306  Baker Hughes Incorporated                                                                                792,693
       6,245  Black & Decker Corporation                                                                               261,853
      28,128  Caterpillar Incorporated                                                                               1,046,924
     593,589  Cisco Systems Incorporated+                                                                            6,220,813
       3,385  Cummins Incorporated                                                                                      79,954
      19,188  Deere & Company                                                                                          872,095
     210,566  Dell Computer Corporation+                                                                             4,952,512
      16,486  Dover Corporation                                                                                        418,415
       5,832  Eaton Corporation                                                                                        371,732
     181,038  EMC Corporation+                                                                                         827,344

                                       23

SHARES        SECURITY NAME                                                                                         VALUE
      26,372  Gateway Incorporated+                                                                           $         78,325
     245,338  Hewlett-Packard Company                                                                                2,863,094
     138,848  IBM Corporation                                                                                        8,107,335
      13,732  Ingersoll-Rand Company Class A                                                                           472,930
       7,408  International Game Technology+                                                                           512,189
      15,878  Jabil Circuit Incorporated+                                                                              234,677
      10,913  Lexmark International Incorporated+                                                                      512,911
      10,086  Pall Corporation                                                                                         159,258
       9,759  Parker Hannifin Corporation                                                                              372,891
      19,595  Pitney Bowes Incorporated                                                                                597,452
      66,852  Solectron Corporation+                                                                                   141,058
       7,254  Stanley Works                                                                                            236,988
      18,856  Symbol Technologies Incorporated                                                                         144,626
      38,439  United Technologies Corporation                                                                        2,171,419

                                                                                                                    38,239,930
                                                                                                              ----------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.22%
      22,050  AON Corporation                                                                                          451,805
      13,275  Humana Incorporated+                                                                                     164,610
      44,320  Marsh & McLennan Companies Incorporated                                                                1,845,485

                                                                                                                     2,461,900
                                                                                                              ----------------

INSURANCE CARRIERS - 3.02%
      21,340  Ace Limited                                                                                              631,877
      12,038  Aetna Incorporated                                                                                       431,081
      42,137  AFLAC Incorporated                                                                                     1,293,185
      57,587  Allstate Corporation                                                                                   2,047,218
       8,560  AMBAC Financial Group Incorporated                                                                       461,298
     211,885  American International Group Incorporated                                                             11,590,110
      11,195  Anthem Incorporated+                                                                                     727,675
      13,891  Chubb Corporation                                                                                        761,644
      11,513  CIGNA Corporation                                                                                        814,545
      13,409  Cincinnati Financial Corporation                                                                         477,092
      20,129  Hartford Financial Services Group                                                                        825,289
      10,476  Jefferson-Pilot Corporation                                                                              420,088
      23,964  John Hancock Financial Services Incorporated                                                             666,199
      15,289  Lincoln National Corporation                                                                             467,079
      15,367  Loews Corporation                                                                                        659,091
      12,491  MBIA Incorporated                                                                                        499,015
      59,379  MetLife Incorporated                                                                                   1,351,466
       8,448  MGIC Investment Corporation                                                                              344,932
      29,596  Principal Financial Group Incorporated+                                                                  774,823
      17,968  Progressive Corporation                                                                                  909,720
      47,660  Prudential Financial Incorporated+                                                                     1,361,170
       9,188  Safeco Corporation                                                                                       291,995
      18,400  St Paul Companies Incorporated                                                                           528,448

                                       24

SHARES        SECURITY NAME                                                                                         VALUE
      10,249  Torchmark Corporation                                                                           $        351,131
      81,089  Travelers Property Casualty Corporation Class B+                                                       1,097,134
      25,066  UnitedHealth Group Incorporated                                                                        2,186,257
      19,963  UnumProvident Corporation                                                                                406,247
      11,889  Wellpoint Health Networks Incorporated+                                                                  871,464
      11,173  XL Capital Limited Class A                                                                               821,216

                                                                                                                    34,068,489
                                                                                                              ----------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.03%
      19,171  Georgia-Pacific Corporation                                                                              250,948
       8,911  Louisiana-Pacific Corporation+                                                                            57,654

                                                                                                                       308,602
                                                                                                              ----------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.48%
           2  Advanced Medical Optics Incorporated+                                                                         19
      38,052  Agilent Technologies Incorporated+                                                                       496,959
      10,514  Allergan Incorporated                                                                                    571,962
      17,619  Applera Corporation-Applied Biosystems Group                                                             322,428
       4,306  Bausch & Lomb Incorporated                                                                               142,830
      48,748  Baxter International Incorporated                                                                      1,489,251
      20,901  Becton Dickinson & Company                                                                               593,588
      21,785  Biomet Incorporated                                                                                      580,135
      32,939  Boston Scientific Corporation+                                                                         1,039,555
       4,722  C R Bard Incorporated                                                                                    257,963
      12,300  Danaher Corporation                                                                                      699,255
      23,660  Eastman Kodak Company                                                                                    644,498
      25,366  Guidant Corporation+                                                                                     819,575
      15,226  KLA-Tencor Corporation+                                                                                  425,414
      98,115  Medtronic Incorporated                                                                                 4,132,604
       4,081  Millipore Corporation                                                                                    129,735
       8,239  PerkinElmer Incorporated                                                                                  44,903
      32,321  Raytheon Company                                                                                         947,005
      15,112  Rockwell Automation Incorporated                                                                         245,872
      14,580  St Jude Medical Incorporated+                                                                            520,506
      16,150  Stryker Corporation                                                                                      930,240
       7,471  Tektronix Incorporated+                                                                                  122,749
      14,737  Teradyne Incorporated+                                                                                   141,475
      14,183  Thermo Electron Corporation+                                                                             228,772
      10,762  Waters Corporation+                                                                                      260,979
      58,527  Xerox Corporation+                                                                                       289,709
      15,864  Zimmer Holdings Incorporated+                                                                            608,226

                                                                                                                    16,686,207
                                                                                                              ----------------

METAL MINING - 0.11%
      11,824  Freeport-McMoRan Copper & Gold Incorporated Class B+                                                     159,151
      32,124  Newmont Mining Corporation                                                                               883,731

                                       25

SHARES        SECURITY NAME                                                                                         VALUE
       5,966  Phelps Dodge Corporation+                                                                       $        152,909

                                                                                                                     1,195,791
                                                                                                              ----------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.03%
      10,024  Vulcan Materials Company                                                                                 362,468
                                                                                                              ----------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.30%
      14,427  Hasbro Incorporated                                                                                      160,573
      35,495  Mattel Incorporated                                                                                      639,265
      12,054  Tiffany & Company                                                                                        258,317
     162,867  Tyco International Limited                                                                             2,296,425

                                                                                                                     3,354,580
                                                                                                              ----------------

MISCELLANEOUS RETAIL - 0.49%
      37,318  Costco Wholesale Corporation+                                                                          1,207,984
      31,900  CVS Corporation                                                                                          808,665
      25,145  Office Depot Incorporated+                                                                               310,289
      37,985  Staples Incorporated+                                                                                    485,828
      17,267  Toys R Us Incorporated+                                                                                  175,778
      82,688  Walgreen Company                                                                                       2,543,483

                                                                                                                     5,532,027
                                                                                                              ----------------

MOTION PICTURES - 0.22%
     165,458  Walt Disney Company                                                                                    2,505,034
                                                                                                              ----------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.50%
      90,645  United Parcel Service Incorporated Class B                                                             5,668,032
                                                                                                              ----------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.48%
     107,940  American Express Company                                                                               3,365,569
      17,989  Capital One Financial Corporation                                                                        628,176
      10,262  Countrywide Credit Industries Incorporated                                                               483,853
      56,563  FHLMC                                                                                                  3,161,872
      80,946  FNMA                                                                                                   4,819,525
      37,097  Household International Incorporated                                                                   1,050,216
     103,370  MBNA Corporation                                                                                       1,899,941
      23,129  Providian Financial Corporation+                                                                         113,332
      12,682  SLM Corporation                                                                                        1,181,201

                                                                                                                    16,703,685
                                                                                                              ----------------

OIL & GAS EXTRACTION - 0.70%
      20,031  Anadarko Petroleum Corporation                                                                           892,181
      11,815  Apache Corporation                                                                                       702,402
      13,240  BJ Services Company+                                                                                     344,240
      16,258  Burlington Resources Incorporated                                                                        623,657
      12,625  Devon Energy Corporation                                                                                 609,156
       8,694  EOG Resources Incorporated                                                                               312,636
       8,346  Kerr-McGee Corporation                                                                                   362,550

                                       26

SHARES        SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION - 0.70%
      11,815  Nabors Industries Limited+                                                                      $        386,941
      10,977  Noble Corporation+                                                                                       340,287
      30,589  Occidental Petroleum Corporation                                                                         868,116
       7,662  Rowan Companies Incorporated                                                                             142,820
      46,812  Schlumberger Limited                                                                                   1,800,390
      26,201  Transocean Incorporated+                                                                                 544,981

                                                                                                                     7,930,357
                                                                                                              ----------------

PAPER & ALLIED PRODUCTS - 0.42%
       4,828  Bemis Company Incorporated                                                                               238,503
       5,092  Boise Cascade Corporation                                                                                116,098
      39,439  International Paper Company                                                                            1,316,868
      42,085  Kimberly-Clark Corporation                                                                             2,383,694
      16,347  MeadWestvaco Corporation                                                                                 314,026
      12,869  Pactiv Corporation+                                                                                      211,695
       4,381  Temple-Inland Incorporated                                                                               169,238

                                                                                                                     4,750,122
                                                                                                              ----------------

PERSONAL SERVICES - 0.12%
      16,336  Cintas Corporation                                                                                       684,805
      14,916  H&R Block Incorporated                                                                                   626,621

                                                                                                                     1,311,426
                                                                                                              ----------------

PETROLEUM REFINING & RELATED INDUSTRIES - 2.49%
       7,247  Amerada Hess Corporation                                                                                 491,926
       5,889  Ashland Incorporated                                                                                     157,766
      86,102  ChevronTexaco Corporation                                                                              5,962,564
      55,203  ConocoPhillips                                                                                         2,552,587
     550,334  Exxon Mobil Corporation                                                                               17,555,655
      24,355  Marathon Oil Corporation                                                                                 552,371
       6,284  Sunoco Incorporated                                                                                      189,525
      19,814  Unocal Corporation                                                                                       621,961

                                                                                                                    28,084,355
                                                                                                              ----------------

PRIMARY METAL INDUSTRIES - 0.19%
      68,826  Alcoa Incorporated                                                                                     1,328,342
       6,598  Allegheny Technologies Incorporated                                                                       45,658
      10,679  Engelhard Corporation                                                                                    254,481
       6,669  Nucor Corporation                                                                                        252,755
       7,963  United States Steel Corporation                                                                           92,450
       7,371  Worthington Industries Incorporated                                                                      137,838

                                                                                                                     2,111,524
                                                                                                              ----------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.99%
       5,739  American Greetings Corporation Class A+                                                                   92,398
       7,444  Dow Jones & Company Incorporated                                                                         285,924

                                       27

SHARES        SECURITY NAME                                                                                         VALUE
      22,214  Gannett Company Incorporated                                                                    $      1,603,407
       6,935  Knight-Ridder Incorporated                                                                               391,203
      16,052  McGraw-Hill Companies Incorporated                                                                       982,703
       4,588  Meredith Corporation                                                                                     197,513
      12,409  New York Times Company Class A                                                                           563,989
       9,420  RR Donnelley & Sons Company                                                                              221,464
      25,076  Tribune Company                                                                                        1,048,428
     143,327  Viacom Incorporated Class B+                                                                           5,811,910

                                                                                                                    11,198,939
                                                                                                              ----------------

RAILROAD TRANSPORTATION - 0.27%
      31,090  Burlington Northern Santa Fe Corporation                                                                 743,673
      18,008  CSX Corporation                                                                                          475,051
      31,488  Norfolk Southern Corporation                                                                             635,743
      20,656  Union Pacific Corporation                                                                              1,195,363

                                                                                                                     3,049,830
                                                                                                              ----------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.13%
       6,022  Cooper Tire & Rubber Company                                                                              97,195
      13,230  Goodyear Tire & Rubber Company                                                                           117,615
      21,856  Nike Incorporated Class B                                                                                943,742
       4,250  Reebok International Limited+                                                                            106,463
       6,983  Sealed Air Corporation+                                                                                  117,943
       4,817  Tupperware Corporation                                                                                    80,059

                                                                                                                     1,463,017
                                                                                                              ----------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.02%
       8,484  Bear Stearns Companies Incorporated                                                                      478,498
     111,225  Charles Schwab Corporation                                                                               967,657
      21,336  Franklin Resources Incorporated                                                                          663,550
      38,467  Goldman Sachs Group Incorporated                                                                       2,539,976
      19,542  Lehman Brothers Holdings Incorporated                                                                    958,535
      69,926  Merrill Lynch & Company Incorporated                                                                   2,304,062
      92,519  Morgan Stanley                                                                                         3,134,544
      19,340  Stilwell Financial Incorporated                                                                          233,434
       9,221  T Rowe Price Group Incorporated                                                                          230,156

                                                                                                                    11,510,412
                                                                                                              ----------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.01%
      77,050  Corning Incorporated+                                                                                    123,280
                                                                                                              ----------------

TOBACCO PRODUCTS - 0.66%
     173,467  Philip Morris Companies Incorporated                                                                   6,730,520
       7,435  RJ Reynolds Tobacco Holdings Incorporated                                                                299,779
      13,868  UST Incorporated                                                                                         391,216

                                                                                                                     7,421,515
                                                                                                              ----------------

                                       28

SHARES        SECURITY NAME                                                                                         VALUE
TRANSPORTATION BY AIR - 0.19%
      12,637  AMR Corporation+                                                                                $         52,823
      10,102  Delta Air Lines Incorporated                                                                              93,848
      23,737  FedEx Corporation                                                                                      1,188,512
      63,322  Southwest Airlines Company                                                                               826,985

                                                                                                                     2,162,168
                                                                                                              ----------------

TRANSPORTATION EQUIPMENT - 1.26%
      67,844  Boeing Company                                                                                         2,315,516
       7,332  Brunswick Corporation                                                                                    154,265
      12,177  Dana Corporation                                                                                         159,275
      46,411  Delphi Corporation                                                                                       396,814
     147,105  Ford Motor Company                                                                                     1,441,629
      21,332  General Dynamics Corporation                                                                           1,734,932
      45,575  General Motors Corporation                                                                             1,772,868
      14,247  Genuine Parts Company                                                                                    436,528
       8,333  Goodrich Corporation                                                                                     157,327
      24,341  Harley-Davidson Incorporated                                                                           1,130,639
      66,321  Honeywell International Incorporated                                                                   1,436,513
       7,500  ITT Industries Incorporated                                                                              467,475
       5,253  Navistar International Corporation+                                                                      113,885
       9,427  Northrop Grumman Corporation                                                                           1,169,325
       9,481  PACCAR Incorporated                                                                                      320,363
      11,363  Textron Incorporated                                                                                     387,478
      11,420  TRW Incorporated                                                                                         668,641

                                                                                                                    14,263,473
                                                                                                              ----------------

TRANSPORTATION SERVICES - 0.02%
      11,763  Sabre Holdings Corporation+                                                                              227,614
                                                                                                              ----------------

WATER TRANSPORTATION - 0.11%
      47,725  Carnival Corporation                                                                                   1,197,898
                                                                                                              ----------------

WHOLESALE TRADE-DURABLE GOODS - 1.21%
       7,611  Grainger (W W) Incorporated                                                                              323,848
     244,143  Johnson & Johnson                                                                                     13,203,253
      11,379  Visteon Corporation                                                                                      107,759

                                                                                                                    13,634,860
                                                                                                              ----------------

WHOLESALE TRADE-NONDURABLE GOODS - 0.58%
       8,472  AmerisourceBergen Corporation                                                                            605,070
       6,087  Brown-Forman Corporation Class B                                                                         407,525
      36,841  Cardinal Health Incorporated                                                                           2,291,510
      23,392  McKesson Corporation                                                                                     662,695
      39,303  Safeway Incorporated+                                                                                    876,457
      11,007  Supervalu Incorporated                                                                                   177,763
      53,992  Sysco Corporation                                                                                      1,532,833

                                                                                                                     6,553,853
                                                                                                              ----------------

TOTAL COMMON STOCK (COST $911,434,351)                                                                             611,666,106
                                                                                                              ----------------

                                       29

SHARES        SECURITY NAME                                                                                         VALUE
REAL ESTATE INVESTMENT TRUST - 0.17%
      33,767  Equity Office Properties Trust                                                                  $        871,864
      22,388  Equity Residential                                                                                       535,969
      15,524  Simon Property Group Incorporated                                                                        554,673

TOTAL REAL ESTATE INVESTMENT TRUST (COST $2,244,372)                                                                 1,962,506
                                                                                                              ----------------

PRINCIPAL                                                                 INTEREST RATE   MATURITY DATE
US TREASURY OBLIGATIONS - 35.95%
$  9,927,000  US Treasury Bonds                                               7.63%          11/15/22               13,624,034
  22,413,000  US Treasury Bonds                                               7.13            2/15/23               29,278,729
  35,886,000  US Treasury Bonds                                               6.25            8/15/23               42,794,055
  13,620,000  US Treasury Bonds                                               7.50           11/15/24               18,658,338
  13,495,000  US Treasury Bonds                                               7.63            2/15/25               18,738,550
  16,005,000  US Treasury Bonds                                               6.88            8/15/25               20,580,797
  19,902,000  US Treasury Bonds                                               6.00            2/15/26               23,199,045
  12,268,000  US Treasury Bonds                                               6.75            8/15/26               15,628,757
  15,575,000  US Treasury Bonds                                               6.50           11/15/26               19,287,441
  13,701,000  US Treasury Bonds                                               6.63            2/15/27               17,230,611
  12,883,000  US Treasury Bonds                                               6.38            8/15/27               15,758,524
  31,834,000  US Treasury Bonds                                               6.13           11/15/27               37,837,701
  17,055,000  US Treasury Bonds                                               5.50            8/15/28               18,735,190
  16,121,000  US Treasury Bonds                                               5.25           11/15/28               17,131,706
  16,502,000  US Treasury Bonds                                               5.25            2/15/29               17,566,247
  16,211,000  US Treasury Bonds                                               6.13            8/15/29               19,401,908
  25,826,000  US Treasury Bonds                                               6.25            5/15/30               31,509,734
  25,581,000  US Treasury Bonds                                               5.38            2/15/31               28,426,886

TOTAL US TREASURY OBLIGATIONS (COST $353,877,966)                                                                  405,388,253
                                                                                                              ----------------

SHORT-TERM INVESTMENTS - 10.08%

REPURCHASE AGREEMENT - 6.74%
  76,033,671  Goldman Sachs & Company - 102% Collateralized by
              US Government Securities                                        1.96            10/1/02               76,033,671

US TREASURY BILLS - 3.34%
   4,370,000  US Treasury Bills#                                              1.83**         10/10/02                4,368,330
  33,370,000  US Treasury Bills#                                              1.72**         12/19/02               33,256,509

                                                                                                                    37,624,839
                                                                                                              ----------------

TOTAL SHORT-TERM INVESTMENTS (COST $113,648,341)                                                                   113,658,510
                                                                                                              ----------------

                                       30

                                                                                                                    VALUE
TOTAL INVESTMENTS IN SECURITIES
(COST $1,381,205,030)*                         100.44%                                                        $  1,132,675,375
Other Assets and Liabilities, Net               (0.44)                                                              (4,965,699)
                                               ------                                                         ----------------
TOTAL NET ASSETS                               100.00%                                                        $  1,127,709,676
                                               ------                                                         ----------------

+  NON-INCOME EARNING SECURITIES.
#  SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.
** YIELD TO MATURITY.
++ SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $5,715,623.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $1,397,734,984 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                                  $   99,273,761
   Gross Unrealized Depreciation                                    (364,333,370)
                                                                  --------------
   NET UNREALIZED DEPRECIATION                                    $ (265,059,609)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   GROWTH BALANCED FUND

FACE/SHARE
AMOUNT        SECURITY DESCRIPTION                                                                                  VALUE
   N/A        Wells Fargo Disciplined Growth Portfolio                                                        $     19,298,835
   N/A        Wells Fargo Equity Income Portfolio                                                                  190,732,865
   N/A        Wells Fargo Index Portfolio                                                                          191,582,919
   N/A        Wells Fargo International Equity Portfolio                                                           114,919,358
   N/A        Wells Fargo Large Cap Appreciation Portfolio                                                          19,368,044
   N/A        Wells Fargo Large Company Growth Portfolio                                                           152,432,249
   N/A        Wells Fargo Managed Fixed Income Portfolio                                                           207,209,571
   N/A        Wells Fargo Small Cap Index Portfolio                                                                 19,603,859
   N/A        Wells Fargo Small Cap Value Portfolio                                                                 19,580,603
   N/A        Wells Fargo Small Company Growth Portfolio                                                            19,490,399
   N/A        Wells Fargo Small Company Value Portfolio                                                             19,665,665
   N/A        Wells Fargo Strategic Value Bond Portfolio                                                            69,237,486
   N/A        Wells Fargo Tactical Maturity Portfolio                                                              137,523,634

TOTAL INVESTMENT IN CORE PORTFOLIOS - 99.01% (COST $1,274,204,895)                                               1,180,645,487
                                                                                                              ----------------

PRINCIPAL                                                                 INTEREST RATE   MATURITY DATE
SHORT-TERM INVESTMENTS - 1.30%
US TREASURY BILLS - 1.30%
$15,505,000  US Treasury Bills#                                               1.78%**          12/19/02             15,452,267
                                                                                                              ----------------

TOTAL US TREASURY BILLS (COST $15,445,796)                                                                          15,452,267
                                                                                                              ----------------

TOTAL INVESTMENTS IN CORE PORTFOLIOS AND SECURITIES - 100.31%
(COST $1,289,650,691)                                                                                            1,196,097,754
                                                                                                              ----------------

TOTAL INVESTMENTS IN CORE PORTFOLIOS AND SECURITIES
(COST $1,289,650,691)                                             100.31%                                     $  1,196,097,754
Other Assets and Liabilities, Net                                   (.31)                                           (3,650,240)
                                                                  ------                                      ----------------
TOTAL NET ASSETS                                                  100.00%                                     $  1,192,447,514
                                                                  ------                                      ----------------

** YIELD TO MATURITY.
#  SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   INDEX ALLOCATION FUND

SHARES        SECURITY NAME                                                                                         VALUE
COMMON STOCK - 91.72%

AMUSEMENT & RECREATION SERVICES - 0.07%
       1,009  Harrah's Entertainment Incorporated+                                                            $         48,644
                                                                                                              ----------------

APPAREL & ACCESSORY STORES - 0.49%
       7,858  Gap Incorporated                                                                                          85,259
       3,042  Kohl's Corporation+                                                                                      184,984
       4,709  Limited Brands                                                                                            67,527
       1,220  Nordstrom Incorporated                                                                                    21,887

                                                                                                                       359,657
                                                                                                              ----------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.13%
       1,164  Jones Apparel Group Incorporated+                                                                         35,735
         964  Liz Claiborne Incorporated                                                                                24,052
         988  V F Corporation                                                                                           35,548

                                                                                                                        95,335
                                                                                                              ----------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.10%
         953  Autozone Incorporated+                                                                                    75,154
                                                                                                              ----------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.02%
         562  Ryder System Incorporated                                                                                 14,011
                                                                                                              ----------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.10%
         556  Centex Corporation                                                                                        24,659
         450  KB Home                                                                                                   21,978
         553  Pulte Homes Incorporated                                                                                  23,574

                                                                                                                        70,211
                                                                                                              ----------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.19%
      21,287  Home Depot Incorporated                                                                                  555,591
       7,031  Lowe's Companies Incorporated                                                                            291,083
       1,360  Sherwin-Williams Company                                                                                  32,205

                                                                                                                       878,879
                                                                                                              ----------------

BUSINESS SERVICES - 6.54%
       2,168  Adobe Systems Incorporated                                                                                41,409
      40,324  AOL Time Warner Incorporated+                                                                            471,791
       1,036  Autodesk Incorporated                                                                                     13,126
       5,603  Automatic Data Processing Incorporated                                                                   194,816
       2,178  BMC Software Incorporated+                                                                                28,466
       9,398  Cendant Corporation+                                                                                     101,122
       1,581  Citrix Systems Incorporated+                                                                               9,533
       5,219  Computer Associates International Incorporated                                                            50,102
       1,550  Computer Sciences Corporation+                                                                            43,075
       3,396  Compuware Corporation+                                                                                    10,358
       4,635  Concord EFS Incorporated+                                                                                 73,604
       1,565  Convergys Corporation+                                                                                    23,522

                                       33

SHARES        SECURITY NAME                                                                                         VALUE
         565  Deluxe Corporation                                                                              $         25,459
       2,546  eBay Incorporated+                                                                                       134,454
       1,258  Electronic Arts Incorporated+                                                                             82,978
       4,339  Electronic Data Systems Corporation                                                                       60,659
       1,299  Equifax Incorporated                                                                                      28,240
       6,840  First Data Corporation                                                                                   191,178
       1,737  Fiserv Incorporated+                                                                                      48,775
       2,564  IMS Health Incorporated                                                                                   38,383
       3,467  Interpublic Group of Companies Incorporated                                                               54,952
       1,912  Intuit Incorporated+                                                                                      87,053
         759  Mercury Interactive Corporation+                                                                          13,024
      48,926  Microsoft Corporation+                                                                                 2,137,576
         886  NCR Corporation+                                                                                          17,543
       3,291  Novell Incorporated+                                                                                       6,911
       1,698  Omnicom Group                                                                                             94,545
      49,086  Oracle Corporation+                                                                                      385,816
       2,360  Parametric Technology Corporation+                                                                         4,248
       2,820  Peoplesoft Incorporated+                                                                                  34,883
       1,745  Rational Software Corporation+                                                                             7,538
       1,582  Robert Half International Incorporated+                                                                   25,106
       4,318  Siebel Systems Incorporated+                                                                              24,829
      29,328  Sun Microsystems Incorporated+                                                                            75,960
       2,553  Sungard Data Systems Incorporated+                                                                        49,656
       1,009  TMP Worldwide Incorporated+                                                                                9,081
       2,920  Unisys Corporation+                                                                                       20,440
       3,709  Veritas Software Corporation+                                                                             54,559
       5,426  Yahoo! Incorporated+                                                                                      51,927

                                                                                                                     4,826,697
                                                                                                              ----------------

CHEMICALS & ALLIED PRODUCTS - 12.09%
      14,114  Abbott Laboratories                                                                                      570,206
       2,053  Air Products & Chemicals Incorporated                                                                     86,247
         525  Alberto-Culver Company Class B                                                                            25,741
      11,548  Amgen Incorporated+                                                                                      481,552
         992  Avery Dennison Corporation                                                                                56,524
       2,132  Avon Products Incorporated                                                                                98,285
       1,342  Biogen Incorporated+                                                                                      39,280
      17,500  Bristol-Myers Squibb Company                                                                             416,500
       1,707  Chiron Corporation+                                                                                       59,643
       2,081  Clorox Company                                                                                            83,615
       4,902  Colgate-Palmolive Company                                                                                264,463
       8,228  Dow Chemical Company                                                                                     224,707
       8,974  E I du Pont de Nemours & Company                                                                         323,692
         698  Eastman Chemical Company                                                                                  26,643
       1,169  Ecolab Incorporated                                                                                       48,782
      10,150  Eli Lilly & Company                                                                                      561,701

                                       34

SHARES        SECURITY NAME                                                                                         VALUE
       1,624  Forest Laboratories Incorporated+                                                               $        133,184
       1,936  Genzyme Corporation+                                                                                      39,901
       9,556  Gillette Company                                                                                         282,858
         453  Great Lakes Chemical Corporation                                                                          10,881
         856  International Flavors & Fragrances Incorporated                                                           27,264
       2,202  King Pharmaceuticals Incorporated+                                                                        40,010
       2,265  MedImmune Incorporated+                                                                                   47,271
      20,324  Merck & Company Incorporated                                                                             929,010
      55,921  Pfizer Incorporated                                                                                    1,622,827
      11,656  Pharmacia Corporation                                                                                    453,185
       1,530  PPG Industries Incorporated                                                                               68,391
       1,458  Praxair Incorporated                                                                                      74,518
      11,741  Procter & Gamble Company                                                                               1,049,411
       1,997  Rohm & Haas Company                                                                                       61,907
      13,248  Schering-Plough Corporation                                                                              282,447
         662  Sigma-Aldrich Corporation                                                                                 32,617
         965  Watson Pharmaceuticals Incorporated+                                                                      23,652
      11,972  Wyeth                                                                                                    380,710

                                                                                                                     8,927,625
                                                                                                              ----------------

COMMUNICATIONS - 3.87%
       2,810  Alltel Corporation                                                                                       112,765
      34,739  AT&T Corporation                                                                                         417,215
      24,462  AT&T Wireless Services Incorporated+                                                                     100,783
       3,270  Avaya Incorporated+                                                                                        4,676
      16,910  BellSouth Corporation                                                                                    310,468
       1,282  CenturyTel Incorporated                                                                                   28,755
       5,533  Clear Channel Communications Incorporated+                                                               192,272
       8,553  Comcast Corporation Class A+                                                                             178,416
       8,228  Nextel Communications Incorporated Class A+                                                               62,121
      15,150  Qwest Communications International Incorporated+                                                          34,542
      30,040  SBC Communications Incorporated                                                                          603,804
       8,066  Sprint Corporation (FON Group)                                                                            73,562
       9,007  Sprint Corporation (PCS Group)+                                                                           17,654
       2,070  Univision Communications Incorporated Class A+                                                            47,196
      24,650  Verizon Communications Incorporated                                                                      676,396

                                                                                                                     2,860,625
                                                                                                              ----------------

DOMESTIC DEPOSITORY INSTITUTIONS - 9.66%
       3,240  AmSouth Bancorporation                                                                                    67,198
      13,576  Bank of America Corporation                                                                              866,149
       6,562  Bank of New York Company Incorporated                                                                    188,592
      10,602  Bank One Corporation                                                                                     396,515
       4,368  BB&T Corporation                                                                                         153,055
       2,074  Charter One Financial Incorporated                                                                        61,644
      45,723  Citigroup Incorporated                                                                                 1,355,687

                                       35

SHARES        SECURITY NAME                                                                                         VALUE
       1,579  Comerica Incorporated                                                                           $         76,139
       5,244  Fifth Third Bancorp                                                                                      321,090
       1,143  First Tennessee National Corporation                                                                      39,628
       9,466  FleetBoston Financial Corporation                                                                        192,444
       1,396  Golden West Financial Corporation                                                                         86,803
       2,173  Huntington Bancshares Incorporated                                                                        39,527
      18,013  J P Morgan Chase & Company                                                                               342,067
       3,853  KeyCorp                                                                                                   96,209
       1,899  Marshall & Ilsley Corporation                                                                             52,963
       3,931  Mellon Financial Corporation                                                                             101,931
       5,521  National City Corporation                                                                                157,514
       1,476  North Fork Bancorporation Incorporated                                                                    55,852
       2,003  Northern Trust Corporation                                                                                75,553
       2,566  PNC Financial Services Group Incorporated                                                                108,208
       1,998  Regions Financial Corporation                                                                             65,275
       3,133  SouthTrust Corporation                                                                                    75,975
       2,928  State Street Corporation                                                                                 113,138
       2,575  SunTrust Banks Incorporated                                                                              158,311
       2,678  Synovus Financial Corporation                                                                             55,220
       1,806  Union Planters Corporation                                                                                49,593
      17,296  US Bancorp                                                                                               321,360
      12,390  Wachovia Corporation                                                                                     405,029
       8,740  Washington Mutual Incorporated                                                                           275,048
      15,347  Wells Fargo & Company++                                                                                  739,112
         829  Zions Bancorporation                                                                                      36,086

                                                                                                                     7,128,915
                                                                                                              ----------------

EATING & DRINKING PLACES - 0.47%
       1,548  Darden Restaurants Incorporated                                                                           37,524
      11,521  McDonald's Corporation                                                                                   203,461
       1,045  Wendy's International Incorporated                                                                        34,600
       2,683  Yum! Brands Incorporated+                                                                                 74,346

                                                                                                                       349,931
                                                                                                              ----------------

EDUCATIONAL SERVICES - 0.09%
       1,568  Apollo Group Incorporated Class A+                                                                        68,252
                                                                                                              ----------------

ELECTRIC, GAS & SANITARY SERVICES - 2.88%
       4,903  AES Corporation+                                                                                          12,307
       1,136  Allegheny Energy Incorporated                                                                             14,882
       1,781  Allied Waste Industries Incorporated+                                                                     13,090
       1,310  Ameren Corporation                                                                                        54,562
       3,061  American Electric Power Company Incorporated                                                              87,269
       3,403  Calpine Corporation+                                                                                       8,405
       1,515  Cinergy Corporation                                                                                       47,616
       2,550  Citizens Communications Company+                                                                          17,289

                                       36

SHARES        SECURITY NAME                                                                                         VALUE
       1,300  CMS Energy Corporation                                                                          $         10,478
       1,926  Consolidated Edison Incorporated                                                                          77,464
       1,485  Constellation Energy Group Incorporated                                                                   36,813
       2,513  Dominion Resources Incorporated                                                                          127,484
       1,513  DTE Energy Company                                                                                        61,579
       7,527  Duke Energy Corporation                                                                                  147,153
       3,337  Dynegy Incorporated Class A                                                                                3,871
       2,944  Edison International+                                                                                     29,440
       5,284  El Paso Corporation                                                                                       43,699
       2,024  Entergy Corporation                                                                                       84,198
       2,909  Exelon Corporation                                                                                       138,178
       2,689  FirstEnergy Corporation                                                                                   80,374
       1,645  FPL Group Incorporated                                                                                    88,501
       1,278  KeySpan Corporation                                                                                       42,813
       1,101  Kinder Morgan Incorporated                                                                                39,030
       3,632  Mirant Corporation+                                                                                        8,027
         397  Nicor Incorporated                                                                                        11,195
       1,876  NiSource Incorporated                                                                                     32,323
         320  Peoples Energy Corporation                                                                                10,781
       3,552  PG&E Corporation+                                                                                         39,996
         766  Pinnacle West Capital Corporation                                                                         21,264
       1,463  PPL Corporation                                                                                           47,606
       1,999  Progress Energy Incorporated                                                                              81,699
       1,867  Public Service Enterprise Group Incorporated                                                              56,944
       2,747  Reliant Energy Incorporated                                                                               27,497
       1,851  Sempra Energy                                                                                             36,372
       6,402  Southern Company                                                                                         184,250
       1,410  TECO Energy Incorporated                                                                                  22,391
       2,515  TXU Corporation                                                                                          104,901
       5,526  Waste Management Incorporated                                                                            128,866
       4,666  Williams Companies Incorporated                                                                           10,545
       3,596  Xcel Energy Incorporated                                                                                  33,479

                                                                                                                     2,124,631
                                                                                                              ----------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.35%
       7,195  ADC Telecommunications Incorporated+                                                                       8,274
       3,093  Advanced Micro Devices Incorporated+                                                                      16,517
       3,451  Altera Corporation+                                                                                       29,920
       1,771  American Power Conversion Corporation+                                                                    16,931
       3,304  Analog Devices Incorporated+                                                                              65,089
         886  Andrew Corporation+                                                                                        5,803
       2,720  Applied Micro Circuits Corporation+                                                                        7,779
       2,475  Broadcom Corporation Class A+                                                                             26,433
       3,900  CIENA Corporation+                                                                                        11,583
       1,690  Comverse Technology Incorporated+                                                                         11,813
         842  Cooper Industries Limited Class A                                                                         25,555

                                       37

SHARES        SECURITY NAME                                                                                         VALUE
       3,804  Emerson Electric Company                                                                        $        167,148
      89,888  General Electric Company                                                                               2,215,764
      60,215  Intel Corporation                                                                                        836,386
      12,301  JDS Uniphase Corporation+                                                                                 23,962
       2,868  Linear Technology Corporation                                                                             59,425
       3,359  LSI Logic Corporation+                                                                                    21,330
      31,013  Lucent Technologies Incorporated+                                                                         23,570
       2,917  Maxim Integrated Products Incorporated+                                                                   72,225
         704  Maytag Corporation                                                                                        16,319
       5,454  Micron Technology Incorporated+                                                                           67,466
       1,748  Molex Incorporated                                                                                        41,113
      20,771  Motorola Incorporated                                                                                    211,449
       1,633  National Semiconductor Corporation+                                                                       19,498
       3,040  Network Appliance Incorporated+                                                                           22,283
       1,311  Novellus Systems Incorporated+                                                                            27,282
       1,383  NVIDIA Corporation+                                                                                       11,838
       1,511  PMC-Sierra Incorporated+                                                                                   5,863
         721  Power-One Incorporated+                                                                                    2,149
         844  QLogic Corporation+                                                                                       21,978
       1,653  Rockwell Collins Incorporated                                                                             36,267
       7,021  Qualcomm Incorporated+                                                                                   193,920
       4,740  Sanmina-SCI Corporation+                                                                                  13,130
       1,415  Scientific-Atlanta Incorporated                                                                           17,702
       3,717  Tellabs Incorporated+                                                                                     15,128
      15,663  Texas Instruments Incorporated                                                                           231,343
         527  Thomas & Betts Corporation+                                                                                7,425
         616  Whirlpool Corporation                                                                                     28,250
       3,049  Xilinx Incorporated+                                                                                      48,290

                                                                                                                     4,684,200
                                                                                                              ----------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.36%
         729  Fluor Corporation                                                                                         17,817
       3,942  Halliburton Company                                                                                       50,891
       2,360  Monsanto Company                                                                                          36,084
       1,404  Moody's Corporation                                                                                       68,094
       3,396  Paychex Incorporated                                                                                      82,591
       1,062  Quintiles Transnational Corporation+                                                                      10,100

                                                                                                                       265,577
                                                                                                              ----------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.85%
         513  Ball Corporation                                                                                          25,850
         540  Crane Company                                                                                             10,670
       1,356  Fortune Brands Incorporated                                                                               64,125
       2,768  Illinois Tool Works Incorporated                                                                         161,457
       4,110  Lockheed Martin Corporation                                                                              265,794
       4,482  Masco Corporation                                                                                         87,623

                                       38

SHARES        SECURITY NAME                                                                                         VALUE
         527  Snap-On Incorporated                                                                            $         12,110

                                                                                                                       627,629
                                                                                                              ----------------

FOOD & KINDRED PRODUCTS - 4.33%
         327  Adolph Coors Company                                                                                      18,410
       7,847  Anheuser-Busch Companies Incorporated                                                                    397,058
       5,886  Archer-Daniels-Midland Company                                                                            73,634
       3,706  Campbell Soup Company                                                                                     81,828
      22,427  Coca-Cola Company                                                                                      1,075,599
       4,051  Coca-Cola Enterprises Incorporated                                                                        86,043
       4,853  ConAgra Foods Incorporated                                                                               120,597
       3,323  General Mills Incorporated                                                                               147,608
       3,171  Heinz (H J) Company                                                                                      105,816
         987  Hercules Incorporated+                                                                                     9,090
       1,234  Hershey Foods Corporation                                                                                 76,570
       3,705  Kellogg Company                                                                                          123,191
       2,576  Pepsi Bottling Group Incorporated                                                                         60,278
      16,011  PepsiCo Incorporated                                                                                     591,606
       7,088  Sara Lee Corporation                                                                                     129,640
       2,036  WM Wrigley Jr Company                                                                                    100,762

                                                                                                                     3,197,730
                                                                                                              ----------------

FOOD STORES - 0.38%
       3,677  Albertson's Incorporated                                                                                  88,836
       7,126  Kroger Company+                                                                                          100,477
       3,508  Starbucks Corporation+                                                                                    72,370
       1,270  Winn-Dixie Stores Incorporated                                                                            16,662

                                                                                                                       278,345
                                                                                                              ----------------

FORESTRY - 0.12%
       1,978  Weyerhaeuser Company                                                                                      86,577
                                                                                                              ----------------

FURNITURE & FIXTURES - 0.23%
         802  Johnson Controls Incorporated                                                                             61,610
       1,769  Leggett & Platt Incorporated                                                                              35,009
       2,414  Newell Rubbermaid Incorporated                                                                            74,520

                                                                                                                       171,139
                                                                                                              ----------------

GENERAL MERCHANDISE STORES - 3.63%
       1,048  Big Lots Incorporated+                                                                                    16,590
         762  Dillard's Incorporated Class A                                                                            15,377
       3,011  Dollar General Corporation                                                                                40,408
       1,566  Family Dollar Stores Incorporated                                                                         42,094
       1,820  Federated Department Stores Incorporated+                                                                 53,581
       2,415  J C Penney Company Incorporated                                                                           38,447
       2,603  May Department Stores Company                                                                             59,270
       2,854  Sears Roebuck & Company                                                                                  111,306

                                       39

SHARES        SECURITY NAME                                                                                         VALUE
       8,196  Target Corporation                                                                              $        241,946
       4,876  TJX Companies Incorporated                                                                                82,892
      40,186  Wal-Mart Stores Incorporated                                                                           1,978,759

                                                                                                                     2,680,670
                                                                                                              ----------------

HEALTH SERVICES - 0.70%
       4,683  HCA Incorporated                                                                                         222,958
       2,154  Health Management Associates Incorporated Class A+                                                        43,554
       3,581  HEALTHSOUTH Corporation+                                                                                  14,861
         888  Manor Care Incorporated+                                                                                  19,962
       4,416  Tenet Healthcare Corporation+                                                                            218,592

                                                                                                                       519,927
                                                                                                              ----------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-CONTRACTORS - 0.00%
         572  McDermott International Incorporated+                                                                      3,506
                                                                                                              ----------------

HOLDING & OTHER INVESTMENT OFFICES - 0.05%
       1,670  Plum Creek Timber Company Incorporated                                                                    37,759
                                                                                                              ----------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.29%
       2,639  Bed Bath & Beyond Incorporated+                                                                           85,952
       2,903  Best Buy Company Incorporated+                                                                            64,766
       1,897  Circuit City Stores-Circuit City Group                                                                    28,740
       1,550  RadioShack Corporation+                                                                                   31,093

                                                                                                                       210,551
                                                                                                              ----------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.19%
       3,397  Hilton Hotels Corporation                                                                                 38,658
       2,185  Marriott International Incorporated Class A                                                               63,343
       1,802  Starwood Hotels & Resorts Worldwide Incorporated                                                          40,185

                                                                                                                       142,186
                                                                                                              ----------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.75%
       3,524  3M Company                                                                                               387,534
         649  American Standard Companies Incorporated+                                                                 41,289
       3,242  Apple Computer Incorporated+                                                                              47,009
      14,863  Applied Materials Incorporated+                                                                          171,668
       3,048  Baker Hughes Incorporated                                                                                 88,483
         728  Black & Decker Corporation                                                                                30,525
       3,109  Caterpillar Incorporated                                                                                 115,717
      66,102  Cisco Systems Incorporated+                                                                              692,749
         373  Cummins Incorporated                                                                                       8,810
       2,154  Deere & Company                                                                                           97,899
      23,439  Dell Computer Corporation+                                                                               551,285
       1,831  Dover Corporation                                                                                         46,471
         637  Eaton Corporation                                                                                         40,602
      19,908  EMC Corporation+                                                                                          90,980

                                       40

SHARES        SECURITY NAME                                                                                         VALUE
       2,927  Gateway Incorporated+                                                                           $          8,693
      27,568  Hewlett-Packard Company                                                                                  321,719
      15,307  IBM Corporation                                                                                          893,776
       1,528  Ingersoll-Rand Company Class A                                                                            52,624
         783  International Game Technology+                                                                            54,137
       1,786  Jabil Circuit Incorporated+                                                                               26,397
       1,140  Lexmark International Incorporated+                                                                       53,580
       1,109  Pall Corporation                                                                                          17,511
       1,066  Parker Hannifin Corporation                                                                               40,732
       2,154  Pitney Bowes Incorporated                                                                                 65,675
       7,443  Solectron Corporation+                                                                                    15,705
         774  Stanley Works                                                                                             25,287
       2,073  Symbol Technologies Incorporated                                                                          15,900
       4,262  United Technologies Corporation                                                                          240,760

                                                                                                                     4,243,517
                                                                                                              ----------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.37%
       2,464  AON Corporation                                                                                           50,487
       1,531  Humana Incorporated+                                                                                      18,984
       4,840  Marsh & McLennan Companies Incorporated                                                                  201,538

                                                                                                                       271,009
                                                                                                              ----------------

INSURANCE CARRIERS - 5.11%
       2,371  Ace Limited                                                                                               70,205
       1,358  Aetna Incorporated                                                                                        48,630
       4,673  AFLAC Incorporated                                                                                       143,414
       6,375  Allstate Corporation                                                                                     226,631
         957  AMBAC Financial Group Incorporated                                                                        51,573
      23,586  American International Group Incorporated                                                              1,290,154
       1,274  Anthem Incorporated+                                                                                      82,810
       1,552  Chubb Corporation                                                                                         85,096
       1,266  CIGNA Corporation                                                                                         89,570
       1,463  Cincinnati Financial Corporation                                                                          52,054
       2,237  Hartford Financial Services Group                                                                         91,717
       1,335  Jefferson-Pilot Corporation                                                                               53,534
       2,623  John Hancock Financial Services Incorporated                                                              72,919
       1,664  Lincoln National Corporation                                                                              50,835
       1,681  Loews Corporation                                                                                         72,098
       1,329  MBIA Incorporated                                                                                         53,094
       6,341  MetLife Incorporated                                                                                     144,321
         928  MGIC Investment Corporation                                                                               37,890
       3,134  Principal Financial Group Incorporated+                                                                   82,048
       1,967  Progressive Corporation                                                                                   99,589
       5,242  Prudential Financial Incorporated+                                                                       149,712
       1,155  Safeco Corporation                                                                                        36,706
       2,045  St Paul Companies Incorporated                                                                            58,732

                                       41

SHARES        SECURITY NAME                                                                                         VALUE
       1,077  Torchmark Corporation                                                                           $         36,898
       9,035  Travelers Property Casualty Corporation Class B+                                                         122,244
       2,741  UnitedHealth Group Incorporated                                                                          239,070
       2,181  UnumProvident Corporation                                                                                 44,383
       1,316  Wellpoint Health Networks Incorporated+                                                                   96,463
       1,227  XL Capital Limited Class A                                                                                90,185

                                                                                                                     3,772,575
                                                                                                              ----------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.05%
       2,080  Georgia-Pacific Corporation                                                                               27,227
         945  Louisiana-Pacific Corporation+                                                                             6,114

                                                                                                                        33,341
                                                                                                              ----------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.51%
       4,194  Agilent Technologies Incorporated+                                                                        54,774
       1,168  Allergan Incorporated                                                                                     63,539
       1,919  Applera Corporation-Applied Biosystems Group                                                              35,118
         487  Bausch & Lomb Incorporated                                                                                16,154
       5,448  Baxter International Incorporated                                                                        166,436
       2,319  Becton Dickinson & Company                                                                                65,860
       2,379  Biomet Incorporated                                                                                       63,353
       3,676  Boston Scientific Corporation+                                                                           116,015
         466  C R Bard Incorporated                                                                                     25,458
       1,366  Danaher Corporation                                                                                       77,657
       2,636  Eastman Kodak Company                                                                                     71,805
       2,762  Guidant Corporation+                                                                                      89,240
       1,709  KLA-Tencor Corporation+                                                                                   47,749
      10,962  Medtronic Incorporated                                                                                   461,719
         437  Millipore Corporation                                                                                     13,892
       1,129  PerkinElmer Incorporated                                                                                   6,153
       3,640  Raytheon Company                                                                                         106,652
       1,679  Rockwell Automation Incorporated                                                                          27,317
       1,598  St Jude Medical Incorporated+                                                                             57,049
       1,786  Stryker Corporation                                                                                      102,874
         807  Tektronix Incorporated+                                                                                   13,259
       1,654  Teradyne Incorporated+                                                                                    15,878
       1,504  Thermo Electron Corporation+                                                                              24,260
       1,185  Waters Corporation+                                                                                       28,736
       6,596  Xerox Corporation+                                                                                        32,650
       1,760  Zimmer Holdings Incorporated+                                                                             67,478

                                                                                                                     1,851,075
                                                                                                              ----------------

METAL MINING - 0.19%
       1,309  Freeport-McMoRan Copper & Gold Incorporated Class B+                                                      17,619
       3,627  Newmont Mining Corporation                                                                                99,779
         803  Phelps Dodge Corporation+                                                                                 20,581

                                                                                                                       137,979
                                                                                                              ----------------

                                       42

SHARES        SECURITY NAME                                                                                         VALUE
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.04%
         917  Vulcan Materials Company                                                                        $         33,159
                                                                                                              ----------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.50%
       1,564  Hasbro Incorporated                                                                                       17,407
       3,946  Mattel Incorporated                                                                                       71,067
       1,316  Tiffany & Company                                                                                         28,202
      18,025  Tyco International Limited                                                                               254,153

                                                                                                                       370,829
                                                                                                              ----------------

MISCELLANEOUS RETAIL - 0.83%
       4,109  Costco Wholesale Corporation+                                                                            133,008
       3,547  CVS Corporation                                                                                           89,916
       2,793  Office Depot Incorporated+                                                                                34,466
       4,224  Staples Incorporated+                                                                                     54,025
       1,919  Toys R Us Incorporated+                                                                                   19,535
       9,255  Walgreen Company                                                                                         284,684

                                                                                                                       615,634
                                                                                                              ----------------

MOTION PICTURES - 0.38%
      18,439  Walt Disney Company                                                                                      279,166
                                                                                                              ----------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.85%
      10,086  United Parcel Service Incorporated Class B                                                               630,678
                                                                                                              ----------------

NONDEPOSITORY CREDIT INSTITUTIONS - 2.51%
      12,006  American Express Company                                                                                 374,347
       2,002  Capital One Financial Corporation                                                                         69,910
       1,135  Countrywide Credit Industries Incorporated                                                                53,515
       6,285  FHLMC                                                                                                    351,332
       8,989  FNMA                                                                                                     535,205
       4,109  Household International Incorporated                                                                     116,326
      11,543  MBNA Corporation                                                                                         212,160
       2,611  Providian Financial Corporation+                                                                          12,794
       1,397  SLM Corporation                                                                                          130,117

                                                                                                                     1,855,706
                                                                                                              ----------------

OIL & GAS EXTRACTION - 1.20%
       2,245  Anadarko Petroleum Corporation                                                                            99,992
       1,299  Apache Corporation                                                                                        77,226
       1,416  BJ Services Company+                                                                                      36,816
       1,819  Burlington Resources Incorporated                                                                         69,777
       1,413  Devon Energy Corporation                                                                                  68,177
       1,050  EOG Resources Incorporated                                                                                37,758
         907  Kerr-McGee Corporation                                                                                    39,400
       1,305  Nabors Industries Limited+                                                                                42,739
       1,213  Noble Corporation+                                                                                        37,603
       3,401  Occidental Petroleum Corporation                                                                          96,520
         847  Rowan Companies Incorporated                                                                              15,788

                                       43

SHARES        SECURITY NAME                                                                                         VALUE
       5,217  Schlumberger Limited                                                                            $        200,646
       2,884  Transocean Incorporated                                                                                   59,987

                                                                                                                       882,429
                                                                                                              ----------------

PAPER & ALLIED PRODUCTS - 0.71%
         478  Bemis Company Incorporated                                                                                23,613
         527  Boise Cascade Corporation                                                                                 12,016
       4,353  International Paper Company                                                                              145,347
       4,669  Kimberly-Clark Corporation                                                                               264,452
       1,806  MeadWestvaco Corporation                                                                                  34,693
       1,432  Pactiv Corporation+                                                                                       23,556
         484  Temple-Inland Incorporated                                                                                18,697

                                                                                                                       522,374
                                                                                                              ----------------

PERSONAL SERVICES - 0.18%
       1,535  Cintas Corporation                                                                                        64,347
       1,632  H&R Block Incorporated                                                                                    68,560

                                                                                                                       132,907
                                                                                                              ----------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.23%
         806  Amerada Hess Corporation                                                                                  54,711
         623  Ashland Incorporated                                                                                      16,690
       9,650  ChevronTexaco Corporation                                                                                668,263
       6,113  ConocoPhillips                                                                                           282,665
      61,050  Exxon Mobil Corporation                                                                                1,947,495
       2,799  Marathon Oil Corporation                                                                                  63,481
         690  Sunoco Incorporated                                                                                       20,810
       2,210  Unocal Corporation                                                                                        69,372

                                                                                                                     3,123,487
                                                                                                              ----------------

PRIMARY METAL INDUSTRIES - 0.31%
       7,627  Alcoa Incorporated                                                                                       147,201
         729  Allegheny Technologies Incorporated                                                                        5,045
       1,162  Engelhard Corporation                                                                                     27,690
         706  Nucor Corporation                                                                                         26,757
         920  United States Steel Corporation                                                                           10,681
         773  Worthington Industries Incorporated                                                                       14,455

                                                                                                                       231,829
                                                                                                              ----------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.66%
         594  American Greetings Corporation Class A+                                                                    9,563
         760  Dow Jones & Company Incorporated                                                                          29,192
       2,411  Gannett Company Incorporated                                                                             174,026
         752  Knight-Ridder Incorporated                                                                                42,420
       1,753  McGraw-Hill Companies Incorporated                                                                       107,319
         448  Meredith Corporation                                                                                      19,286

                                       44

SHARES        SECURITY NAME                                                                                         VALUE
       1,369  New York Times Company Class A                                                                  $         62,221
       1,024  RR Donnelley & Sons Company                                                                               24,074
       2,729  Tribune Company                                                                                          114,099
      15,943  Viacom Incorporated Class B+                                                                             646,489

                                                                                                                     1,228,689
                                                                                                              ----------------

RAILROAD TRANSPORTATION - 0.46%
       3,438  Burlington Northern Santa Fe Corporation                                                                  82,237
       1,923  CSX Corporation                                                                                           50,729
       3,509  Norfolk Southern Corporation                                                                              70,847
       2,284  Union Pacific Corporation                                                                                132,175

                                                                                                                       335,988
                                                                                                              ----------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.22%
         664  Cooper Tire & Rubber Company                                                                              10,717
       1,475  Goodyear Tire & Rubber Company                                                                            13,113
       2,411  Nike Incorporated Class B                                                                                104,107
         540  Reebok International Limited+                                                                             13,527
         758  Sealed Air Corporation+                                                                                   12,803
         527  Tupperware Corporation                                                                                     8,759

                                                                                                                       163,026
                                                                                                              ----------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.72%
         892  Bear Stearns Companies Incorporated                                                                       50,309
      12,331  Charles Schwab Corporation                                                                               107,280
       2,348  Franklin Resources Incorporated                                                                           73,023
       4,351  Goldman Sachs Group Incorporated                                                                         287,297
       2,200  Lehman Brothers Holdings Incorporated                                                                    107,910
       7,818  Merrill Lynch & Company Incorporated                                                                     257,603
       9,901  Morgan Stanley                                                                                           335,446
       2,009  Stilwell Financial Incorporated                                                                           24,249
       1,106  T Rowe Price Group Incorporated                                                                           27,606

                                                                                                                     1,270,723
                                                                                                              ----------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.02%
       8,599  Corning Incorporated+                                                                                     13,758
                                                                                                              ----------------

TOBACCO PRODUCTS - 1.11%
      19,098  Philip Morris Companies Incorporated                                                                     741,002
         809  RJ Reynolds Tobacco Holdings Incorporated                                                                 32,619
       1,529  UST Incorporated                                                                                          43,133

                                                                                                                       816,754
                                                                                                              ----------------

TRANSPORTATION BY AIR - 0.33%
       1,401  AMR Corporation+                                                                                           5,856
       1,114  Delta Air Lines Incorporated                                                                              10,349
       2,689  FedEx Corporation                                                                                        134,638

                                       45

SHARES        SECURITY NAME                                                                                         VALUE
       6,983  Southwest Airlines Company                                                                      $         91,198

                                                                                                                       242,041
                                                                                                              ----------------

TRANSPORTATION EQUIPMENT - 2.08%
       7,582  Boeing Company                                                                                           258,774
         814  Brunswick Corporation                                                                                     17,127
       1,342  Dana Corporation                                                                                          17,553
       5,055  Delphi Corporation                                                                                        43,220
      16,469  Ford Motor Company                                                                                       161,396
       1,825  General Dynamics Corporation                                                                             148,427
       5,062  General Motors Corporation                                                                               196,912
       1,579  Genuine Parts Company                                                                                     48,381
         922  Goodrich Corporation                                                                                      17,407
       2,731  Harley-Davidson Incorporated                                                                             126,855
       7,402  Honeywell International Incorporated                                                                     160,327
         828  ITT Industries Incorporated                                                                               51,609
         546  Navistar International Corporation                                                                        11,837
       1,021  Northrop Grumman Corporation                                                                             126,645
       1,047  PACCAR Incorporated                                                                                       35,378
       1,248  Textron Incorporated                                                                                      42,557
       1,162  TRW Incorporated                                                                                          68,035

                                                                                                                     1,532,440
                                                                                                              ----------------

TRANSPORTATION SERVICES - 0.03%
       1,309  Sabre Holdings Corporation+                                                                               25,329
                                                                                                              ----------------

WATER TRANSPORTATION - 0.18%
       5,300  Carnival Corporation                                                                                     133,030
                                                                                                              ----------------

WHOLESALE TRADE-DURABLE GOODS - 2.03%
         841  Grainger (W W) Incorporated                                                                               35,785
      26,881  Johnson & Johnson                                                                                      1,453,724
       1,181  Visteon Corporation                                                                                       11,184

                                                                                                                     1,500,693
                                                                                                              ----------------

WHOLESALE TRADE-NONDURABLE GOODS - 0.98%
         957  AmerisourceBergen Corporation                                                                             68,349
         618  Brown-Forman Corporation Class B                                                                          41,375
       4,081  Cardinal Health Incorporated                                                                             253,838
       2,620  McKesson Corporation                                                                                      74,225
       4,215  Safeway Incorporated+                                                                                     93,995
       1,208  Supervalu Incorporated                                                                                    19,509
       5,993  Sysco Corporation                                                                                        170,141

                                                                                                                       721,432
                                                                                                              ----------------

TOTAL COMMON STOCK (COST $82,874,881)                                                                               67,705,960
                                                                                                              ----------------

                                       46

SHARES        SECURITY NAME                                                                                         VALUE
REAL ESTATE INVESTMENT TRUST - 0.29%
       3,783  Equity Office Properties Trust                                                                  $         97,677
       2,489  Equity Residential                                                                                        59,587
       1,676  Simon Property Group Incorporated                                                                         59,883

TOTAL REAL ESTATE INVESTMENT TRUST (COST $248,661)                                                                     217,147
                                                                                                              ----------------

PRINCIPAL                                                                 INTEREST RATE   MATURITY DATE
SHORT-TERM INVESTMENTS - 8.50%

REPURCHASE AGREEMENT - 7.33%
$  5,414,257  Goldman Sachs & Company - 102% Collateralized by
              U.S. Government Securities                                      1.96%           10/1/02                5,414,257
                                                                                                              ----------------

US TREASURY BILLS - 1.17%
     630,000  US Treasury Bills#                                              1.80**         10/10/02                  629,759
     235,000  US Treasury Bills#                                              1.66**         12/19/02                  234,201

                                                                                                                       863,960
                                                                                                              ----------------

TOTAL SHORT-TERM INVESTMENTS (COST $6,278,138)                                                                       6,278,217
                                                                                                              ----------------

TOTAL INVESTMENTS IN SECURITIES
(COST $89,401,680)*                                               100.51%                                     $     74,201,324
Other Assets and Liabilities, Net                                  (0.51)                                             (377,840)
                                                                  ------                                      ----------------
TOTAL NET ASSETS                                                  100.00%                                     $     73,823,484
                                                                  ------                                      ----------------

+  NON-INCOME EARNING SECURITIES.
#  SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.
** YIELD TO MATURITY.
++ SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $487,161.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $89,975,726 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                                   $  10,063,716
   Gross Unrealized Depreciation                                     (25,838,118)
                                                                   -------------
   NET UNREALIZED DEPRECIATION                                     $ (15,774,402)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   MODERATE BALANCED

FACE/SHARE
AMOUNT        SECURITY DESCRIPTION                                                                                  VALUE
   N/A        Wells Fargo Disciplined Growth Portfolio                                                        $      4,662,767
   N/A        Wells Fargo Equity Income Portfolio                                                                   46,105,735
   N/A        Wells Fargo Index Portfolio                                                                           46,280,064
   N/A        Wells Fargo International Equity Portfolio                                                            27,979,842
   N/A        Wells Fargo Large Cap Appreciation Portfolio                                                           4,676,773
   N/A        Wells Fargo Large Company Growth Portfolio                                                            36,770,519
   N/A        Wells Fargo Managed Fixed Income Portfolio                                                           104,739,880
   N/A        Wells Fargo Small Cap Index Portfolio                                                                  4,737,145
   N/A        Wells Fargo Small Cap Value Portfolio                                                                  4,731,274
   N/A        Wells Fargo Small Company Growth Portfolio                                                             4,709,783
   N/A        Wells Fargo Small Company Value Portfolio                                                              4,750,232
   N/A        Wells Fargo Stable Income Portfolio                                                                   69,661,582
   N/A        Wells Fargo Strategic Value Bond Portfolio                                                            34,944,840
   N/A        Wells Fargo Tactical Maturity Portfolio                                                               69,535,027

TOTAL INVESTMENT IN CORE PORTFOLIOS - 101.10% (COST $443,402,674)                                                  464,285,463
                                                                                                              ----------------

PRINCIPAL                                                                 INTEREST RATE    MATURITY DATE
SHORT-TERM INVESTMENT - 0.88%
US TREASURY BILLS - 0.88%
 $4,075,000  US Treasury Bills#                                               1.78%**        12/19/02                4,061,140

TOTAL SHORT TERM INVESTMENT (COST $4,059,440)                                                                        4,061,140
                                                                                                              ----------------

TOTAL INVESTMENTS IN CORE PORTFOLIOS AND SECURITIES - 101.98%
(COST $447,462,114)                                                                                                468,346,603
                                                                                                              ----------------

TOTAL INVESTMENTS IN CORE PORTFOLIOS AND SECURITIES
(COST $447,462,114)                                               101.98%                                     $    468,346,603
Other Assets and Liabilities, Net                                  (1.98)                                           (9,098,886)
                                                                  ------                                      ----------------
TOTAL NET ASSETS                                                  100.00%                                     $    459,247,717
                                                                  ------                                      ----------------

** YIELD TO MATURITY.
#  SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   STRATEGIC GROWTH ALLOCATION FUND

FACE/SHARE
AMOUNT        SECURITY DESCRIPTION                                                                                  VALUE
   N/A        Wells Fargo Disciplined Growth Portfolio                                                        $      1,556,929
   N/A        Wells Fargo Equity Income Portfolio                                                                   15,391,227
   N/A        Wells Fargo Index Portfolio                                                                           15,460,035
   N/A        Wells Fargo International Equity Portfolio                                                             9,254,083
   N/A        Wells Fargo Large Cap Appreciation Portfolio                                                           1,562,517
   N/A        Wells Fargo Large Company Growth Portfolio                                                            12,300,849
   N/A        Wells Fargo Managed Fixed Income Portfolio                                                             7,760,562
   N/A        Wells Fargo Small Cap Index Portfolio                                                                  1,581,821
   N/A        Wells Fargo Small Cap Value Portfolio                                                                  1,579,435
   N/A        Wells Fargo Small Company Growth Portfolio                                                             1,571,955
   N/A        Wells Fargo Small Company Value Portfolio                                                              1,586,970
   N/A        Wells Fargo Strategic Value Bond Portfolio                                                             2,585,745
   N/A        Wells Fargo Tactical Maturity Portfolio                                                                5,158,005

TOTAL INVESTMENT IN CORE - 98.32% (COST $91,658,713)                                                                77,350,133
                                                                                                              ----------------

PRINCIPAL                                                                 INTEREST RATE   MATURITY DATE
SHORT-TERM INVESTMENT - 1.30%
US TREASURY BILLS - 1.30%
 $1,025,000  US Treasury Bills#                                               1.78%**        12/19/02                1,021,514

TOTAL SHORT TERM INVESTMENT (COST $1,021,086)                                                                        1,021,514
                                                                                                              ----------------

TOTAL INVESTMENTS IN CORE PORTFOLIOS AND SECURITIES - 99.62%
(COST $92,679,799)                                                                                                  78,371,647
                                                                                                              ----------------

TOTAL INVESTMENTS IN CORE PORTFOLIOS AND SECURITIES
(COST $92,679,799)*                                                99.62%                                     $     78,371,647
Other Assets and Liabilities, Net                                   0.38                                               301,007
                                                                  ------                                      ----------------
TOTAL NET ASSETS                                                  100.00%                                     $     78,672,654
                                                                  ------                                      ----------------

** YIELD TO MATURITY.
#  SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   STRATEGIC INCOME FUND

FACE/SHARE
AMOUNT        SECURITY DESCRIPTION                                                                                  VALUE
   N/A        Wells Fargo Disciplined Growth Portfolio                                                        $      1,518,881
   N/A        Wells Fargo Equity Income Portfolio                                                                   14,981,794
   N/A        Wells Fargo Index Portfolio                                                                           15,036,163
   N/A        Wells Fargo International Equity Portfolio                                                             9,200,184
   N/A        Wells Fargo Large Cap Appreciation Portfolio                                                           1,524,224
   N/A        Wells Fargo Large Company Growth Portfolio                                                            11,962,472
   N/A        Wells Fargo Managed Fixed Income Portfolio                                                            83,403,777
   N/A        Wells Fargo Small Cap Index Portfolio                                                                  1,541,045
   N/A        Wells Fargo Small Cap Value Portfolio                                                                  1,543,446
   N/A        Wells Fargo Small Company Growth Portfolio                                                             1,538,383
   N/A        Wells Fargo Small Company Value Portfolio                                                              1,543,865
   N/A        Wells Fargo Stable Income Portfolio                                                                   75,642,435
   N/A        Wells Fargo Strategic Value Bond Portfolio                                                            27,829,761
   N/A        Wells Fargo Tactical Maturity Portfolio                                                               55,369,417

TOTAL INVESTMENT IN CORE PORTFOLIOS - 104.86% (COST $295,388,225)                                                  302,635,847
                                                                                                              ----------------

PRINCIPAL                                                                 INTEREST RATE   MATURITY DATE
SHORT-TERM INVESTMENT - 0.46%
US TREASURY BILLS - 0.46%
$1,320,000  US Treasury Bills#                                                1.78%**        12/19/02                1,315,510

TOTAL SHORT-TERM INVESTMENT (COST $1,314,966)                                                                        1,315,510
                                                                                                              ----------------

TOTAL INVESTMENTS IN CORE PORTFOLIOS AND SECURITIES - 105.32%
(COST $296,703,191)                                                                                                303,951,357
                                                                                                              ----------------

TOTAL INVESTMENTS IN CORE PORTFOLIOS AND SECURITIES
(COST $296,703,191)                                               105.32%                                     $    303,951,357
Other Assets and Liabilities, Net                                  (5.32)                                          (15,341,259)
                                                                  ------                                      ----------------
TOTAL NET ASSETS                                                  100.00%                                     $    288,610,098
                                                                  ------                                      ----------------

** YIELD TO MATURITY.
#  SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS & LIABILITIES -- SEPTEMBER 30, 2002        ALLOCATION FUNDS

                                                             ASSET             GROWTH              INDEX
                                                        ALLOCATION           BALANCED         ALLOCATION
--------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value
   (see cost below)                                $ 1,132,675,375    $ 1,196,097,754    $    74,201,324
  Cash                                                      50,000                  0             27,460
  Collateral for securities loaned                     466,888,841                  0          8,342,148
  Receivable for dividends and
   interest and other receivables                        5,376,805                  0             98,539
  Receivable for Fund shares issued                        284,356          2,355,732             17,124
  Prepaid expenses and other assets                         60,082                  0                  0
                                                   ---------------    ---------------    ---------------
TOTAL ASSETS                                         1,605,335,459      1,198,453,486         82,686,595
                                                   ---------------    ---------------    ---------------
LIABILITIES
  Payable for Investments purchased                         88,717                  0                  0
  Payable for securities loaned                        466,888,841                  0          8,342,148
  Payable for Fund shares redeemed                       3,115,798          2,576,568            311,571
  Payable to investment advisor
   and affiliates                                        1,241,352            295,644             44,704
  Payable to other related parties                         718,442            143,605             45,287
  Accrued expenses and other
   liabilities                                             194,871             31,367             61,351
  Variation margin on futures
   contracts                                             5,377,762          2,958,788             58,050
                                                   ---------------    ---------------    ---------------
TOTAL LIABILITIES                                      477,625,783          6,005,972          8,863,111
                                                   ---------------    ---------------    ---------------
TOTAL NET ASSETS                                   $ 1,127,709,676    $ 1,192,447,514    $    73,823,484
                                                   ---------------    ---------------    ---------------
NET ASSETS CONSIST OF:

  Paid-in capital                                  $ 1,478,177,338    $ 1,341,534,313    $    94,156,604
  Undistributed net investment
   income (loss)                                           376,430         32,559,647                  0
  Undistributed net realized gain
   (loss) on investments                               (61,729,243)       (65,971,914)        (4,546,539)
  Net unrealized appreciation
   (depreciation) of investments                      (248,529,655)       (93,552,937)       (15,200,356)
  Net unrealized appreciation
   (depreciation) of futures                           (40,585,194)       (22,121,595)          (586,225)
                                                   ---------------    ---------------    ---------------
TOTAL NET ASSETS                                   $ 1,127,709,676    $ 1,192,447,514    $    73,823,484
                                                   ---------------    ---------------    ---------------
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE PER SHARE

Net assets - Class A                               $   763,924,525    $    32,370,489    $    36,770,419
Shares outstanding - Class A                            51,033,813          1,333,934          3,483,233
Net asset value per share -
  Class A                                          $         14.97    $         24.27    $         10.56
Maximum offering price
  per share - Class A(1)                           $         15.88    $         25.75    $         11.20
Net assets - Class B                               $   325,789,968    $    66,336,908    $    12,478,039
Shares outstanding - Class B                            35,856,454          2,985,393            981,232
Net asset value and offering
  price per share - Class B                        $          9.09    $         22.22    $         12.72
Net assets - Class C                               $    23,465,931    $    18,484,299    $    24,575,026
Shares outstanding - Class C                             2,575,868            831,988          1,931,432
Net asset value per share -
  Class C                                          $          9.11    $         22.22    $         12.72
Maximum offering price per share -
  Class C(2)                                       $          9.20    $         22.44    $         12.85
Net assets - Institutional Class                   $    14,529,252    $ 1,075,255,818                N/A
Shares outstanding - Institutional
  Class                                                    968,992         47,465,965                N/A
Net asset value and offering price
  per share - Institutional Class                  $         14.99    $         22.65                N/A
                                                   ---------------    ---------------    ---------------
INVESTMENTS AT COST (NOTE 10)                      $ 1,381,205,030    $ 1,289,650,691    $    89,401,680
                                                   ---------------    ---------------    ---------------
SECURITIES ON LOAN, AT MARKET VALUE                $   461,455,147    $             0    $     7,882,972

                                                                            STRATEGIC
                                                          MODERATE             GROWTH          STRATEGIC
                                                          BALANCED         ALLOCATION             INCOME
--------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
  In securities, at market value
   (see cost below)                                $   468,346,603    $    78,371,647    $   303,951,357
  Cash                                                           0                  0                  0
  Collateral for securities loaned                               0                  0                  0
  Receivable for dividends and
   interest and other receivables                                0                  0                  0
  Receivable for Fund shares issued                        251,293            884,101            366,450
  Prepaid expenses and other assets                              0                  0                  0
                                                   ---------------    ---------------    ---------------
TOTAL ASSETS                                           468,597,896         79,255,748        304,317,807
                                                   ---------------    ---------------    ---------------
LIABILITIES
  Payable for Investments purchased                              0                  0                  0
  Payable for securities loaned                                  0                  0                  0
  Payable for Fund shares redeemed                       8,371,445            359,623         15,336,394
  Payable to investment advisor
   and affiliates                                          101,044             19,432             49,884
  Payable to other related parties                          28,159                961             18,284
  Accrued expenses and other
   liabilities                                              72,663              7,553             51,999
  Variation margin on futures
   contracts                                               776,868            195,525            251,148
                                                   ---------------    ---------------    ---------------
TOTAL LIABILITIES                                        9,350,179            583,094         15,707,709
                                                   ---------------    ---------------    ---------------
TOTAL NET ASSETS                                   $   459,247,717    $    78,672,654    $   288,610,098
                                                   ---------------    ---------------    ---------------
NET ASSETS CONSIST OF:

  Paid-in capital                                  $   434,939,729    $   102,991,263    $   277,408,378
  Undistributed net investment
   income (loss)                                        17,275,983          1,526,601          8,412,070
  Undistributed net realized gain
   (loss) on investments                                (8,043,363)       (10,075,790)        (2,692,523)
  Net unrealized appreciation
   (depreciation) of investments                        20,884,489        (14,308,152)         7,248,166
  Net unrealized appreciation
   (depreciation) of futures                            (5,809,121)        (1,461,268)        (1,765,993)
                                                   ---------------    ---------------    ---------------
TOTAL NET ASSETS                                   $   459,247,717    $    78,672,654    $   288,610,098
                                                   ---------------    ---------------    ---------------
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE PER SHARE

Net assets - Class A                                           N/A                N/A                N/A
Shares outstanding - Class A                                   N/A                N/A                N/A
Net asset value per share -
  Class A
Maximum offering price
  per share - Class A(1)                                       N/A                N/A                N/A
Net assets - Class B                                           N/A                N/A                N/A
Shares outstanding - Class B                                   N/A                N/A                N/A
Net asset value and offering
  price per share - Class B                                    N/A                N/A                N/A
Net assets - Class C                                           N/A                N/A                N/A
Shares outstanding - Class C                                   N/A                N/A                N/A
Net asset value per share -
  Class C                                                      N/A                N/A                N/A
Maximum offering price per share -
  Class C(2)                                                   N/A                N/A                N/A
Net assets - Institutional Class                   $   459,247,717    $    78,672,654    $   288,610,098
Shares outstanding - Institutional
  Class                                                 23,590,363          7,939,509         15,668,262
Net asset value and offering price
  per share - Institutional Class                  $         19.47    $          9.91    $         18.42
                                                   ---------------    ---------------    ---------------
INVESTMENTS AT COST (NOTE 10)                      $   447,462,114    $    92,679,799    $   296,703,191
                                                   ---------------    ---------------    ---------------
SECURITIES ON LOAN, AT MARKET VALUE                $             0    $             0    $             0

(1) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.
(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/99.00 OF NET ASSET VALUE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLOCATION FUNDS                  STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED
                                                              SEPTEMBER 30, 2002

                                                             ASSET             GROWTH              INDEX
                                                        ALLOCATION           BALANCED         ALLOCATION
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends(1)                                     $    13,642,519    $    12,244,259    $     1,603,730
  Interest                                              27,524,862         24,957,908             85,113
  Securities lending income                                195,063            355,201              2,801
  Net expenses allocated from Portfolios                         0         (7,694,881)                 0
                                                   ---------------    ---------------    ---------------
TOTAL INVESTMENT INCOME                                 41,362,444         29,862,487          1,691,644
                                                   ---------------    ---------------    ---------------
EXPENSES
  Advisory fees                                         11,332,131          3,439,833            884,086
  Administration fees                                    2,176,497          2,063,900            169,512
  Custodian fees                                           110,341                  0              7,991
  Shareholder servicing fees                             2,257,510            293,123            282,520
  Portfolio accounting fees                                137,067             49,199             85,360
  Transfer agent
   Class A                                               1,873,615             41,352             61,231
   Class B                                               1,180,767             90,911             69,679
   Class C                                                  67,672             30,171             59,001
   Institutional Class                                      21,954            672,626                N/A
  Distribution fees
   Class B                                               3,325,030            511,917            140,996
   Class C                                                 230,954            133,157            298,828
  Legal and audit fees                                      96,501             68,057             19,664
  Registration fees                                         60,764            251,874              4,873
  Directors' fees                                            5,708              5,708              5,708
  Shareholder reports                                      158,405            122,747             11,130
  Other                                                    174,662                  0             10,536
                                                   ---------------    ---------------    ---------------
TOTAL EXPENSES                                          23,209,578          7,774,575          2,111,115

LESS:
  Waived fees and reimbursed expenses                   (3,811,215)        (1,833,170)          (199,740)
  Net Expenses                                          19,398,363          5,941,405          1,911,375
                                                   ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS)                            21,964,081         23,921,082           (219,731)
                                                   ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net Realized Gain (Loss) from:
   Securities                                           (2,958,261)            (9,971)        (3,083,331)
   Financial futures transactions                      (41,859,158)       (19,062,526)        (1,013,079)
   Securities transactions allocated from
     Portfolios                                                  0        (96,052,291)                 0
   Foreign currency transactions allocated from
     Portfolios                                                  0            771,750                  0
   Financial futures transactions allocated from
     Portfolios                                                  0         53,673,041                  0
                                                   ---------------    ---------------    ---------------
NET REALIZED GAIN FROM INVESTMENTS                     (44,817,419)       (60,679,997)        (4,096,410)
                                                   ---------------    ---------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
   Securities                                         (113,460,543)              (392)       (16,751,871)
   Financial futures transactions                      (40,136,469)       (13,788,183)          (591,975)
   Securities transactions allocated from
     Portfolios                                                  0       (135,864,260)                 0
   Foreign currency transactions allocated from
     Portfolios                                                  0             (7,260)                 0
   Financial futures transactions allocated from
     Portfolios                                                  0           (568,697)                 0
                                                   ---------------    ---------------    ---------------
   Net Change in Unrealized Depreciation of
     Investments                                      (153,597,012)      (150,228,792)       (17,343,846)
                                                   ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS                                         (198,414,431)      (210,908,789)       (21,440,256)
                                                   ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $  (176,450,350)   $  (186,987,707)   $   (21,659,987)
                                                   ---------------    ---------------    ---------------
(1) Net of foreign withholding taxes               $             0    $       359,263    $             0

                                                                            STRATEGIC
                                                          MODERATE             GROWTH          STRATEGIC
                                                          BALANCED         ALLOCATION             INCOME
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends(1)                                     $     2,913,514    $       990,927    $       847,769
  Interest                                              15,090,421            971,024         11,305,730
  Securities lending income                                138,457             21,822             81,353
  Net expenses allocated from Portfolios                (2,736,031)          (542,053)        (1,459,340)
                                                   ---------------    ---------------    ---------------
TOTAL INVESTMENT INCOME                                 15,406,361          1,441,720         10,775,512
                                                   ---------------    ---------------    ---------------
EXPENSES
  Advisory fees                                          1,321,983            226,436            759,762
  Administration fees                                      793,190            135,862            455,857
  Custodian fees                                                 0                  0                  0
  Shareholder servicing fees                                     0                  0                  0
  Portfolio accounting fees                                 21,523              4,989             24,438
  Transfer agent
   Class A                                                     N/A                N/A                N/A
   Class B                                                     N/A                N/A                N/A
   Class C                                                     N/A                N/A                N/A
   Institutional Class                                     407,502             44,247            228,672
  Distribution fees
   Class B                                                     N/A                N/A                N/A
   Class C                                                     N/A                N/A                N/A
  Legal and audit fees                                      22,571             10,401             19,315
  Registration fees                                         45,920              8,709             52,773
  Directors' fees                                            5,708              5,708              5,708
  Shareholder reports                                       41,156                461             27,291
  Other                                                          0                  0              2,498
                                                   ---------------    ---------------    ---------------
TOTAL EXPENSES                                           2,659,553            436,813          1,576,314

LESS:
  Waived fees and reimbursed expenses                     (758,905)           (78,147)          (612,744)
  Net Expenses                                           1,900,648            358,666            963,570
                                                   ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS)                            13,505,713          1,083,054          9,811,942
                                                   ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net Realized Gain (Loss) from:
   Securities                                               (2,795)              (686)              (853)
   Financial futures transactions                       (3,981,994)        (1,189,282)        (1,049,062)
   Securities transactions allocated from
     Portfolios                                            417,488         (9,322,066)        (3,592,651)
   Foreign currency transactions allocated from
     Portfolios                                            188,765             61,587             54,609
   Financial futures transactions allocated from
     Portfolios                                         (3,975,322)         1,572,634          1,507,758
                                                   ---------------    ---------------    ---------------
NET REALIZED GAIN FROM INVESTMENTS                      (7,353,858)        (8,877,813)        (3,080,199)
                                                   ---------------    ---------------    ---------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
   Securities                                               (1,596)              (385)              (404)
   Financial futures transactions                       (3,502,709)          (904,506)        (1,116,874)
   Securities transactions allocated from
     Portfolios                                        (34,650,293)        (7,003,152)        (8,203,062)
   Foreign currency transactions allocated from
     Portfolios                                             (1,890)              (594)              (552)
   Financial futures transactions allocated from
     Portfolios                                           (142,366)           (46,256)           (43,889)
                                                   ---------------    ---------------    ---------------
   Net Change in Unrealized Depreciation of
     Investments                                       (38,298,854)        (7,954,893)        (9,364,781)
                                                   ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS                                          (45,652,712)       (16,832,706)       (12,444,980)
                                                   ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $   (32,146,999)   $   (15,749,652)   $    (2,633,038)
                                                   ---------------    ---------------    ---------------
(1) Net of foreign withholding taxes               $        87,471    $        28,930    $        28,762

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

ALLOCATION FUNDS                             STATEMENTS OF CHANGES IN NET ASSETS

                                                              ASSET ALLOCATION                          GROWTH BALANCED
                                                     ----------------------------------       ----------------------------------
                                                             FOR THE            FOR THE               FOR THE            FOR THE
                                                          YEAR ENDED         YEAR ENDED            YEAR ENDED         YEAR ENDED
                                                       SEPTEMBER 30,      SEPTEMBER 30,         SEPTEMBER 30,      SEPTEMBER 30,
                                                                2002               2001                  2002               2001
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets                              $ 1,517,599,505    $ 1,897,616,547       $ 1,249,651,628    $ 1,110,101,131
OPERATIONS:
   Net investment income (loss)                           21,964,081         26,286,415            23,921,082         25,395,629
   Net realized gain (loss) on sale of investments
    and foreign currency transactions                    (44,817,419)       102,959,775           (60,679,997)        63,709,562
   Net change in unrealized appreciation
    (depreciation) of investments                       (153,597,012)      (422,194,469)         (150,228,792)      (219,800,396)
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (176,450,350)      (292,948,279)      $  (186,987,707)      (130,695,205)
                                                     ---------------    ---------------       ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
    Class A                                              (17,004,977)       (19,505,230)             (197,209)          (350,888)
    Class B                                               (4,415,126)        (5,376,871)             (257,150)          (325,499)
    Class C                                                 (310,736)          (352,946)              (58,680)          (100,890)
    Institutional Class                                     (318,625)        (1,173,607)          (13,234,321)       (23,736,754)
   Net realized gain on sale of investments
    Class A                                              (63,944,019)       (89,825,634)           (1,160,284)        (1,067,513)
    Class B                                              (30,261,020)       (42,536,572)           (2,440,819)        (1,387,736)
    Class C                                               (2,070,018)        (2,530,757)             (612,167)          (419,306)
    Institutional Class                                   (1,070,268)        (1,477,879)          (50,859,859)       (66,055,788)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold - Class A                    59,898,882        118,567,413(1)         26,378,635         15,320,181
   Reinvestment of dividends - Class A                    79,533,427        107,652,619             1,333,344          1,398,948
   Cost of shares redeemed - Class A                    (167,498,794)      (208,606,331)          (13,480,572)        (5,679,726)
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS - CLASS A             (28,066,485)        17,613,701            14,231,407         11,039,403
                                                     ---------------    ---------------       ---------------    ---------------
   Proceeds from shares sold - Class B                    34,114,169        106,805,944(1)         45,817,276         37,299,519
   Reinvestment of dividends - Class B                    33,695,565         46,644,560             2,600,522          1,643,491
   Cost of shares redeemed - Class B                    (132,736,136)      (108,447,470)          (15,395,028)        (4,051,266)
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS - CLASS B             (64,926,402)        45,003,034            33,022,770         34,891,744
                                                     ---------------    ---------------       ---------------    ---------------
   Proceeds from shares sold - Class C                     7,137,973         16,125,524            14,691,064          9,086,608
   Reinvestment of dividends - Class C                     2,061,679          2,497,751               651,246            516,158
   Cost of shares redeemed - Class C                     (11,040,689)       (10,952,400)           (4,053,043)        (3,178,357)
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS - CLASS C              (1,841,037)         7,670,875            11,289,267          6,424,409
                                                     ---------------    ---------------       ---------------    ---------------
   Proceeds from shares sold - Institutional Class         4,228,923        128,119,534(1)        262,423,693        395,496,238
   Reinvestment of dividends - Institutional Class         1,371,257          2,548,626            63,088,713         89,157,031
   Cost of shares redeemed - Institutional Class          (4,810,946)      (125,245,037)         (185,451,768)      (173,318,749)
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS                                       789,234          5,423,123           140,060,638        311,334,520
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS                   (389,889,829)      (380,017,042)          (57,204,114)       139,550,497
                                                     ---------------    ---------------       ---------------    ---------------
NET ASSETS:

   Ending net assets                                 $ 1,127,709,676    $ 1,517,599,505       $ 1,192,447,514    $ 1,249,651,628
SHARE ISSUED AND REDEEMED:
   Shares sold - Class A                                   3,318,243          5,774,590(1)            901,341            478,913
   Shares issued in reinvestment of dividends -
    Class A                                                4,325,722          4,926,071                43,318             42,139
   Shares redeemed - Class A                              (9,475,387)        (9,810,856)             (469,080)          (176,826)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    CLASS A                                               (1,831,422)           889,805               475,579            344,226
   Shares sold - Class B                                   3,078,535          8,231,485(1)          1,692,867          1,264,585
   Shares issued in reinvestment of dividends -
    Class B                                                3,002,046          3,495,090                91,850             53,366
   Shares redeemed - Class B                             (12,407,380)        (8,631,035)             (600,441)          (138,279)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    CLASS B                                               (6,326,799)         3,095,540             1,184,276          1,179,672
   Shares sold - Class C                                     637,549          1,233,806               544,783            305,714
   Shares issued in reinvestment of dividends -
    Class C                                                  183,342            186,996                23,014             16,769
   Shares redeemed - Class C                              (1,014,546)          (872,435)             (154,502)          (105,788)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    CLASS C                                                 (193,655)           548,367               413,295            216,695
   Shares sold - Institutional Class                         238,468          6,146,542(1)          9,611,588         13,199,901
   Shares issued in reinvestment of dividends -
    Institutional Class                                       74,748            119,877             2,197,577          2,868,384
   Shares redeemed - Institutional Class                    (279,670)        (6,185,242)           (6,966,407)        (5,819,769)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   INSTITUTIONAL CLASS                                        33,546             81,177             4,842,758         10,248,516
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
   INCOME                                            $       376,430    $       488,597       $    32,559,647    $    21,624,088
                                                     ---------------    ---------------       ---------------    ---------------

                                       54

                                                              INDEX ALLOCATION                        MODERATE BALANCED
                                                     ----------------------------------       ----------------------------------
                                                             FOR THE            FOR THE               FOR THE            FOR THE
                                                          YEAR ENDED         YEAR ENDED            YEAR ENDED         YEAR ENDED
                                                       SEPTEMBER 30,      SEPTEMBER 30,         SEPTEMBER 30,      SEPTEMBER 30,
                                                                2002               2001                  2002               2001
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets                              $   122,228,609    $   196,342,388       $   519,931,341    $   524,214,190
OPERATIONS:
   Net investment income (loss)                             (219,731)          (624,660)           13,505,713         18,555,111
   Net realized gain (loss) on sale of investments
    and foreign currency transactions                     (4,096,410)         5,472,132            (7,353,858)        30,104,061
   Net change in unrealized appreciation
    (depreciation) of investments                        (17,343,846)       (55,731,221)          (38,298,854)       (60,338,263)
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       (21,659,987)       (50,883,749)          (32,146,999)       (11,679,091)
                                                     ---------------    ---------------       ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
    Class A                                                        0                  0                   N/A                N/A
    Class B                                                        0                  0                   N/A                N/A
    Class C                                                        0                  0                   N/A                N/A
    Institutional Class                                          N/A                N/A           (13,071,565)       (19,338,258)
   Net realized gain on sale of investments
    Class A                                               (2,518,441)        (8,603,820)                  N/A                N/A
    Class B                                                 (881,078)        (2,859,896)                  N/A                N/A
    Class C                                               (1,953,421)        (7,267,891)                  N/A                N/A
    Institutional Class                                          N/A                N/A           (23,974,312)       (26,413,754)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold - Class A                     2,171,359          4,540,090                   N/A                N/A
   Reinvestment of dividends - Class A                     1,998,020          6,962,662                   N/A                N/A
   Cost of shares redeemed - Class A                     (12,143,637)       (11,425,881)                  N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS - CLASS A              (7,974,258)            76,871                   N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
   Proceeds from shares sold - Class B                     1,279,916          2,995,383                   N/A                N/A
   Reinvestment of dividends - Class B                       837,108          2,705,047                   N/A                N/A
   Cost of shares redeemed - Class B                      (4,781,450)        (4,705,836)                  N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS - CLASS B              (2,664,426)           994,594                   N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
   Proceeds from shares sold - Class C                     2,212,240          4,137,733                   N/A                N/A
   Reinvestment of dividends - Class C                     1,450,049          5,375,050                   N/A                N/A
   Cost of shares redeemed - Class C                     (14,415,803)       (15,082,671)                  N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS - CLASS C             (10,753,514)        (5,569,888)                  N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
   Proceeds from shares sold - Institutional Class               N/A                N/A            84,894,171        112,087,733
   Reinvestment of dividends - Institutional Class               N/A                N/A            36,631,426         45,325,450
   Cost of shares redeemed - Institutional Class                 N/A                N/A          (113,016,345)      (104,264,929)
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS                                           N/A                N/A             8,509,252         53,148,254
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS                    (48,405,125)       (74,113,779)          (60,683,624)        (4,282,849)
                                                     ---------------    ---------------       ---------------    ---------------
NET ASSETS:

   Ending net assets                                 $    73,823,484    $   122,228,609       $   459,247,717    $   519,931,341
SHARE ISSUED AND REDEEMED:
   Shares sold - Class A                                     156,557            256,907                   N/A                N/A
   Shares issued in reinvestment of dividends -
    Class A                                                  133,379            377,585                   N/A                N/A
   Shares redeemed - Class A                                (928,484)          (679,645)                  N/A                N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    CLASS A                                                 (638,548)           (45,153)                  N/A                N/A
   Shares sold - Class B                                      74,641            140,280                   N/A                N/A
   Shares issued in reinvestment of dividends -
    Class B                                                   46,096            120,118                   N/A                N/A
   Shares redeemed - Class B                                (300,584)          (229,629)                  N/A                N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    CLASS B                                                 (179,847)            30,769                   N/A                N/A
   Shares sold - Class C                                     131,695            190,231                   N/A                N/A
   Shares issued in reinvestment of dividends -
    Class C                                                   79,805            238,573                   N/A                N/A
   Shares redeemed - Class C                                (898,479)          (736,787)                  N/A                N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    CLASS C                                                 (686,979)          (307,983)                  N/A                N/A
   Shares sold - Institutional Class                             N/A                N/A             3,900,596          4,780,262
   Shares issued in reinvestment of dividends -
    Institutional Class                                          N/A                N/A             1,641,703          1,914,188
   Shares redeemed - Institutional Class                         N/A                N/A            (5,279,041)        (4,476,073)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   INSTITUTIONAL CLASS                                           N/A                N/A               263,258          2,218,377
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
   INCOME                                            $             0    $             0       $    17,275,983    $    16,650,808
                                                     ---------------    ---------------       ---------------    ---------------

                                                        STRATEGIC GROWTH ALLOCATION                    STRATEGIC INCOME
                                                     ----------------------------------       ----------------------------------
                                                             FOR THE            FOR THE               FOR THE            FOR THE
                                                          YEAR ENDED         YEAR ENDED            YEAR ENDED         YEAR ENDED
                                                       SEPTEMBER 30,      SEPTEMBER 30,         SEPTEMBER 30,      SEPTEMBER 30,
                                                                2002               2001                  2002               2001
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets                              $    82,907,859    $    90,334,328       $   301,040,794    $   268,386,483
OPERATIONS:
   Net investment income (loss)                            1,083,054          1,240,221             9,811,942         12,733,664
   Net realized gain (loss) on sale of investments
    and foreign currency transactions                     (8,877,813)           198,084            (3,080,199)        10,903,118
   Net change in unrealized appreciation
    (depreciation) of investments                         (7,954,893)       (15,604,525)           (9,364,781)       (13,290,199)
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       (15,749,652)       (14,166,220)           (2,633,038)        10,346,583
                                                     ---------------    ---------------       ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
    Class A                                                      N/A                N/A                   N/A                N/A
    Class B                                                      N/A                N/A                   N/A                N/A
    Class C                                                      N/A                N/A                   N/A                N/A
    Institutional Class                                     (776,941)        (1,096,858)          (12,127,409)       (12,526,246)
   Net realized gain on sale of investments
    Class A                                                      N/A                N/A                   N/A                N/A
    Class B                                                      N/A                N/A                   N/A                N/A
    Class C                                                      N/A                N/A                   N/A                N/A
    Institutional Class                                     (678,056)        (2,933,519)           (8,722,411)        (4,944,728)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold - Class A                           N/A                N/A                   N/A                N/A
   Reinvestment of dividends - Class A                           N/A                N/A                   N/A                N/A
   Cost of shares redeemed - Class A                             N/A                N/A                   N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS - CLASS A                     N/A                N/A                   N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
   Proceeds from shares sold - Class B                           N/A                N/A                   N/A                N/A
   Reinvestment of dividends - Class B                           N/A                N/A                   N/A                N/A
   Cost of shares redeemed - Class B                             N/A                N/A                   N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS - CLASS B                     N/A                N/A                   N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
   Proceeds from shares sold - Class C                           N/A                N/A                   N/A                N/A
   Reinvestment of dividends - Class C                           N/A                N/A                   N/A                N/A
   Cost of shares redeemed - Class C                             N/A                N/A                   N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS - CLASS C                     N/A                N/A                   N/A                N/A
                                                     ---------------    ---------------       ---------------    ---------------
   Proceeds from shares sold - Institutional Class        28,555,822         23,022,163            51,829,712         63,626,312
   Reinvestment of dividends - Institutional Class         1,443,196          4,006,894            19,016,349         16,193,614
   Cost of shares redeemed - Institutional Class         (17,029,574)       (16,258,929)          (59,793,899)       (40,041,224)
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS                                    12,969,444         10,770,128            11,052,162         39,778,702
                                                     ---------------    ---------------       ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS                     (4,235,205)        (7,426,469)          (12,430,696)        32,654,311
                                                     ---------------    ---------------       ---------------    ---------------
NET ASSETS:

   Ending net assets                                 $    78,672,654    $    82,907,859       $   288,610,098    $   301,040,794
SHARE ISSUED AND REDEEMED:
   Shares sold - Class A                                         N/A                N/A                   N/A                N/A
   Shares issued in reinvestment of dividends -
    Class A                                                      N/A                N/A                   N/A                N/A
   Shares redeemed - Class A                                     N/A                N/A                   N/A                N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    CLASS A                                                      N/A                N/A                   N/A                N/A
   Shares sold - Class B                                         N/A                N/A                   N/A                N/A
   Shares issued in reinvestment of dividends -
    Class B                                                      N/A                N/A                   N/A                N/A
   Shares redeemed - Class B                                     N/A                N/A                   N/A                N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    CLASS B                                                      N/A                N/A                   N/A                N/A
   Shares sold - Class C                                         N/A                N/A                   N/A                N/A
   Shares issued in reinvestment of dividends -
    Class C                                                      N/A                N/A                   N/A                N/A
   Shares redeemed - Class C                                     N/A                N/A                   N/A                N/A
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
    CLASS C                                                      N/A                N/A                   N/A                N/A
   Shares sold - Institutional Class                       2,381,033          1,702,159             2,731,740          3,164,424
   Shares issued in reinvestment of dividends -
    Institutional Class                                      109,583            281,553               984,092            812,950
   Shares redeemed - Institutional Class                  (1,447,296)        (1,197,706)           (3,157,083)        (1,995,262)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   INSTITUTIONAL CLASS                                     1,043,320            786,006               558,749          1,982,112
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
   INCOME                                            $     1,526,601    $     1,158,244       $     8,412,070    $    10,672,701
                                                     ---------------    ---------------       ---------------    ---------------

(1) "PROCEEDS FROM SHARES SOLD" INCLUDES $2,824,655 FOR CLASS A SHARES, AND "SHARES SOLD" INCLUDES 135,603 FOR CLASS A SHARES AS A RESULT OF THE CONSOLIDATION OF THE ACHIEVEMENT BALANCED FUND. "PROCEEDS FROM SHARES SOLD" INCLUDES $1,573,101 FOR CLASS B SHARES, AND "SHARES SOLD" INCLUDES 124,652 FOR CLASS B SHARES AS A RESULT OF THE CONSOLIDATION OF THE ACHIEVEMENT BALANCED FUND. "PROCEEDS FROM SHARES SOLD" INCLUDES $125,597,202 FOR INSTITUTIONAL CLASS SHARES, AND "SHARES SOLD" INCLUDES 6,027,493 FOR INSTITUTIONAL CLASS SHARES AS A RESULT OF THE CONSOLIDATION OF THE ACHIEVEMENT BALANCED FUND.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLOCATION FUNDS                                            FINANCIAL HIGHLIGHTS

                                                                               NET REALIZED
                                                BEGINNING             NET               AND        DIVIDENDS
                                                NET ASSET      INVESTMENT        UNREALIZED         FROM NET
                                                VALUE PER          INCOME    GAIN (LOSS) ON       INVESTMENT
                                                    SHARE          (LOSS)       INVESTMENTS           INCOME
------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
CLASS A
October 1, 2001 to September 30, 2002            $  18.72            0.32             (2.52)           (0.32)
October 1, 2000 to September 30, 2001            $  24.36            0.36             (3.87)           (0.36)
October 1, 1999 to September 30, 2000            $  25.84            0.55              2.21            (0.55)
March 1, 1999 to September 30, 1999              $  25.65            0.36              0.19            (0.36)
April 1, 1998 to February 28, 1999               $  24.99            0.38              2.92            (0.33)
April 1, 1997 to March 31, 1998                  $  20.30            0.69              6.37            (0.69)
CLASS B
October 1, 2001 to September 30, 2002            $  11.36            0.11             (1.53)           (0.11)
October 1, 2000 to September 30, 2001            $  14.78            0.13             (2.35)           (0.13)
October 1, 1999 to September 30, 2000            $  15.63            0.22              1.35            (0.19)
March 1, 1999 to September 30, 1999              $  15.55            0.18              0.08            (0.18)
April 1, 1998 to February 28, 1999               $  15.16            0.13              1.77            (0.11)
April 1, 1997 to March 31, 1998                  $  12.29            0.29              3.89            (0.29)
CLASS C
October 1, 2001 to September 30, 2002            $  11.39            0.11             (1.53)           (0.11)
October 1, 2000 to September 30, 2001            $  14.82            0.13             (2.35)           (0.13)
October 1, 1999 to September 30, 2000            $  15.68            0.21              1.36            (0.19)
March 1, 1999 to September 30, 1999              $  15.59            0.18              0.09            (0.18)
April 1, 1998(4) to February 28, 1999            $  15.16            0.08              1.82            (0.07)
INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002            $  18.72            0.32             (2.50)           (0.32)
October 1, 2000 to September 30, 2001            $  24.37            0.46             (3.98)           (0.36)
November 8, 1999(4) to September 30, 2000        $  23.18            0.50              1.15            (0.46)

GROWTH BALANCED FUND

CLASS A
October 1, 2001 to September 30, 2002            $  29.18            0.38             (3.88)           (0.23)
October 1, 2000 to September 30, 2001            $  34.96            0.59             (3.72)           (0.62)
October 1, 1999 to September 30, 2000            $  32.69            0.62              4.05            (0.59)
June 1, 1999 to September 30, 1999               $  32.78            0.16             (0.25)            0.00
October 1, 1998(4) to May 31, 1999               $  28.09            0.63              5.67            (0.58)
CLASS B
October 1, 2001 to September 30, 2002            $  26.92            0.19             (3.59)           (0.12)
October 1, 2000 to September 30, 2001            $  32.50            0.39             (3.50)           (0.44)
October 1, 1999 to September 30, 2000            $  30.59            0.42              3.71            (0.41)
June 1, 1999 to September 30, 1999               $  30.76            0.10             (0.27)            0.00
October 1, 1998(4) to May 31, 1999               $  26.96            0.56              4.82            (0.55)
CLASS C
October 1, 2001 to September 30, 2002            $  26.91            0.17             (3.57)           (0.11)
October 1, 2000 to September 30, 2001            $  32.50            0.39             (3.50)           (0.45)
October 1, 1999 to September 30, 2000            $  30.65            0.48              3.66            (0.48)
June 1, 1999 to September 30, 1999               $  30.79            0.07             (0.21)            0.00
October 1, 1998(4) to May 31, 1999               $  26.96            0.65              4.79            (0.58)
INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002            $  27.33            0.44             (3.65)           (0.29)
October 1, 2000 to September 30, 2001            $  32.91            0.57             (3.43)           (0.69)
October 1, 1999 to September 30, 2000            $  30.86            0.69              3.79            (0.62)
June 1, 1999 to September 30, 1999               $  30.93            0.19             (0.26)            0.00
June 1, 1998 to May 31, 1999                     $  28.06            0.60              3.88            (0.58)
June 1, 1997 to May 31, 1998                     $  24.77            0.58              4.52            (0.60)

                                       56

                                            DISTRIBUTIONS           ENDING         RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                 FROM NET       NET ASSETS   ---------------------------------------------------
                                                 REALIZED        VALUE PER   NET INVESTMENT              NET               GROSS
                                                    GAINS            SHARE    INCOME (LOSS)         EXPENSES         EXPENSES(1)
--------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
CLASS A
October 1, 2001 to September 30, 2002               (1.23)      $    14.97             1.76%            1.09%               1.34%
October 1, 2000 to September 30, 2001               (1.77)      $    18.72             1.71%            0.99%               1.20%
October 1, 1999 to September 30, 2000               (3.69)      $    24.36             2.20%            0.99%               1.18%
March 1, 1999 to September 30, 1999                  0.00       $    25.84             2.08%            0.95%               0.96%
April 1, 1998 to February 28, 1999                  (2.31)      $    25.65             1.65%            0.92%                N/A
April 1, 1997 to March 31, 1998                     (1.68)      $    24.99             2.99%(3)         0.95%(3)             N/A
CLASS B
October 1, 2001 to September 30, 2002               (0.74)      $     9.09             1.00%            1.84%               2.15%
October 1, 2000 to September 30, 2001               (1.07)      $    11.36             0.96%            1.74%               1.93%
October 1, 1999 to September 30, 2000               (2.23)      $    14.78             1.45%            1.74%               1.97%
March 1, 1999 to September 30, 1999                  0.00       $    15.63             1.42%            1.63%               1.68%
April 1, 1998 to February 28, 1999                  (1.40)      $    15.55             0.91%            1.62%               1.63%
April 1, 1997 to March 31, 1998                     (1.02)      $    15.16             2.15%(3)         1.60%(3)             N/A
CLASS C
October 1, 2001 to September 30, 2002               (0.75)      $     9.11             1.01%            1.84%               2.11%
October 1, 2000 to September 30, 2001               (1.08)      $    11.39             0.96%            1.74%               1.89%
October 1, 1999 to September 30, 2000               (2.24)      $    14.82             1.42%            1.74%               1.91%
March 1, 1999 to September 30, 1999                  0.00       $    15.68             1.46%            1.64%               1.70%
April 1, 1998(4) to February 28, 1999               (1.40)      $    15.59             0.69%            1.64%               1.85%
INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002               (1.23)      $    14.99             1.89%            0.97%               1.15%
October 1, 2000 to September 30, 2001               (1.77)      $    18.72             1.70%            1.00%               1.12%
November 8, 1999(4) to September 30, 2000            0.00       $    24.37             2.21%            0.99%               1.03%

GROWTH BALANCED FUND

CLASS A
October 1, 2001 to September 30, 2002               (1.18)      $    24.27             1.60%            1.15%(5)            1.18%(5)
October 1, 2000 to September 30, 2001               (2.03)      $    29.18             1.93%            1.15%(5)            1.30%(5)
October 1, 1999 to September 30, 2000               (1.81)      $    34.96             2.05%            1.15%(5)            1.37%(5)
June 1, 1999 to September 30, 1999                   0.00       $    32.69             1.83%            1.15%(5)            1.67%(5)
October 1, 1998(4) to May 31, 1999                  (1.03)      $    32.78             1.92%            1.15%(5)            1.88%(5)
CLASS B
October 1, 2001 to September 30, 2002               (1.18)      $    22.22             0.85%            1.90%(5)            2.13%(5)
October 1, 2000 to September 30, 2001               (2.03)      $    26.92             1.16%            1.90%(5)            2.16%(5)
October 1, 1999 to September 30, 2000               (1.81)      $    32.50             1.28%            1.90%(5)            2.15%(5)
June 1, 1999 to September 30, 1999                   0.00       $    30.59             1.08%            1.90%(5)            2.31%(5)
October 1, 1998(4) to May 31, 1999                  (1.03)      $    30.76             1.34%            1.75%(5)            2.43%(5)
CLASS C
October 1, 2001 to September 30, 2002               (1.18)      $    22.22             0.85%            1.90%(5)            2.17%(5)
October 1, 2000 to September 30, 2001               (2.03)      $    26.91             1.18%            1.90%(5)            2.06%(5)
October 1, 1999 to September 30, 2000               (1.81)      $    32.50             1.31%            1.90%(5)            2.12%(5)
June 1, 1999 to September 30, 1999                   0.00       $    30.65             1.30%            1.68%(5)            2.46%(5)
October 1, 1998(4) to May 31, 1999                  (1.03)      $    30.79             1.45%            1.68%(5)            4.43%(5)
INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002               (1.18)      $    22.65             1.80%            0.93%(5)            1.05%(5)
October 1, 2000 to September 30, 2001               (2.03)      $    27.33             2.16%            0.93%(5)            0.97%(5)
October 1, 1999 to September 30, 2000               (1.81)      $    32.91             2.23%            0.93%(5)            1.01%(5)
June 1, 1999 to September 30, 1999                   0.00       $    30.86             2.05%            0.93%(5)            1.14%(5)
June 1, 1998 to May 31, 1999                        (1.03)      $    30.93             2.16%            0.93%(5)            1.13%(5)
June 1, 1997 to May 31, 1998                        (1.21)      $    28.06             2.38%            0.93%(5)            1.09%(5)

                                                                 PORTFOLIO        NET ASSETS AT
                                                 TOTAL            TURNOVER        END OF PERIOD
                                             RETURN(2)                RATE      (000'S OMITTED)
-----------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
CLASS A
October 1, 2001 to September 30, 2002           (13.20)%                23%         $   763,925
October 1, 2000 to September 30, 2001           (15.52)%                54%         $   989,513
October 1, 1999 to September 30, 2000            11.96%                 37%         $ 1,266,358
March 1, 1999 to September 30, 1999               2.10%                 29%         $ 1,310,935
April 1, 1998 to February 28, 1999               13.69%                 31%         $ 1,362,966
April 1, 1997 to March 31, 1998                  36.08%                 51%(3)      $ 1,305,848
CLASS B
October 1, 2001 to September 30, 2002           (13.83)%                23%         $   325,790
October 1, 2000 to September 30, 2001           (16.18)%                54%         $   479,035
October 1, 1999 to September 30, 2000            11.21%                 37%         $   577,526
March 1, 1999 to September 30, 1999               1.68%                 29%         $   491,284
April 1, 1998 to February 28, 1999               12.98%                 31%         $   402,991
April 1, 1997 to March 31, 1998                  35.16%                 51%(3)      $   267,060
CLASS C
October 1, 2001 to September 30, 2002           (13.86)%                23%         $    23,466
October 1, 2000 to September 30, 2001           (16.16)%                54%         $    31,536
October 1, 1999 to September 30, 2000            11.17%                 37%         $    32,911
March 1, 1999 to September 30, 1999               1.69%                 29%         $    20,218
April 1, 1998(4) to February 28, 1999            12.97%                 31%         $    10,076
INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002           (13.09)%                23%         $    14,529
October 1, 2000 to September 30, 2001           (15.57)%                54%         $    17,515
November 8, 1999(4) to September 30, 2000         7.14%                 37%         $    20,822

GROWTH BALANCED FUND

CLASS A
October 1, 2001 to September 30, 2002           (12.99)%                48%(6)      $    32,370
October 1, 2000 to September 30, 2001            (9.78)%                60%(6)      $    25,049
October 1, 1999 to September 30, 2000            14.86%                 56%(6)      $    17,976
June 1, 1999 to September 30, 1999               (0.27)%                11%(6)      $     6,552
October 1, 1998(4) to May 31, 1999               22.83%                 49%(6)      $     3,667
CLASS B
October 1, 2001 to September 30, 2002           (13.68)%                48%(6)      $    66,337
October 1, 2000 to September 30, 2001           (10.45)%                60%(6)      $    48,487
October 1, 1999 to September 30, 2000            14.04%                 56%(6)      $    20,198
June 1, 1999 to September 30, 1999               (0.55)%                11%(6)      $    11,967
October 1, 1998(4) to May 31, 1999               20.36%                 49%(6)      $     8,978
CLASS C
October 1, 2001 to September 30, 2002           (13.67)%                48%(6)      $    18,484
October 1, 2000 to September 30, 2001           (10.46)%                60%(6)      $    11,265
October 1, 1999 to September 30, 2000            14.06%                 56%(6)      $     6,564
June 1, 1999 to September 30, 1999               (0.45)%                11%(6)      $     2,153
October 1, 1998(4) to May 31, 1999               20.59%                 49%(6)      $     1,236
INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002           (12.85)%                48%(6)      $ 1,075,256
October 1, 2000 to September 30, 2001            (9.59)%                60%(6)      $ 1,164,850
October 1, 1999 to September 30, 2000            15.14%                 56%(6)      $ 1,065,362
June 1, 1999 to September 30, 1999               (0.23)%                11%(6)      $   905,789
June 1, 1998 to May 31, 1999                     16.38%                 49%(6)      $   850,503
June 1, 1997 to May 31, 1998                     21.40%                 46%(6)      $   665,758

                                       57

                                                                              NET REALIZED
                                                BEGINNING             NET              AND        DIVIDENDS
                                                NET ASSET      INVESTMENT       UNREALIZED         FROM NET
                                                VALUE PER          INCOME   GAIN (LOSS) ON       INVESTMENT
                                                    SHARE          (LOSS)      INVESTMENTS           INCOME
-----------------------------------------------------------------------------------------------------------
INDEX ALLOCATION FUND
CLASS A
October 1, 2001 to September 30, 2002           $   14.03            0.03            (2.87)            0.00
October 1, 2000 to September 30, 2001           $   21.50            0.01            (5.41)            0.00
October 1, 1999 to September 30, 2000           $   19.72            0.01             2.48             0.00
March 1, 1999 to September 30, 1999             $   19.04            0.02             0.68            (0.02)
April 1, 1998 to February 28, 1999              $   17.55            0.03             2.14            (0.03)
January 1, 1998 to March 31, 1998               $   15.51            0.01             2.04            (0.01)
January 1, 1997 to December 31, 1997            $   13.99            0.28             3.23            (0.28)
CLASS B
October 1, 2001 to September 30, 2002           $   17.03           (0.11)           (3.43)            0.00
October 1, 2000 to September 30, 2001           $   26.30           (0.16)           (6.58)            0.00
October 1, 1999 to September 30, 2000           $   24.30           (0.15)            3.02             0.00
March 1, 1999 to September 30, 1999             $   23.55           (0.05)            0.80             0.00
April 1, 1998 to February 28, 1999              $   21.81           (0.07)            2.61             0.00
January 1, 1998 to March 31, 1998               $   19.31           (0.01)            2.51             0.00
December 15, 1997(4) to December 31, 1997       $   18.99            0.00             0.32             0.00
CLASS C
October 1, 2001 to September 30, 2002           $   17.04           (0.12)           (3.43)            0.00
October 1, 2000 to September 30, 2001           $   26.31           (0.21)           (6.53)            0.00
October 1, 1999 to September 30, 2000           $   24.32           (0.22)            3.08             0.00
March 1, 1999 to September 30, 1999             $   23.56           (0.07)            0.83             0.00
April 1, 1998 to February 28, 1999              $   21.82           (0.10)            2.64             0.00
January 1, 1998 to March 31, 1998               $   19.32           (0.02)            2.52             0.00
January 1, 1997 to December 31, 1997            $   17.42            0.20             4.00            (0.20)

MODERATE BALANCED FUND

INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002           $   22.29            0.56            (1.80)           (0.54)
October 1, 2000 to September 30, 2001           $   24.83            0.76            (1.17)           (0.87)
October 1, 1999 to September 30, 2000           $   24.18            0.94             1.79            (0.83)
June 1, 1999 to September 30, 1999              $   24.14            0.26            (0.22)            0.00
June 1, 1998 to May 31, 1999                    $   22.98            0.75             1.94            (0.75)
June 1, 1997 to May 31, 1998                    $   21.59            0.80             2.72            (0.86)

STRATEGIC GROWTH ALLOCATION(7)

INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002           $   12.02            0.13            (2.03)           (0.11)
October 1, 2000 to September 30, 2001           $   14.78            0.17            (2.29)           (0.17)
October 1, 1999 to September 30, 2000           $   12.89            0.18             1.85            (0.12)
June 1, 1999 to September 30, 1999              $   12.93            0.02            (0.06)            0.00
June 1, 1998 to May 31, 1999                    $   11.04            0.15             1.83            (0.09)
December 2, 1997(4) to May 31, 1998             $   10.00            0.06             0.99            (0.01)

STRATEGIC INCOME FUND

INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002           $   19.92            0.61            (0.75)           (0.78)
October 1, 2000 to September 30, 2001           $   20.44            0.84            (0.06)           (0.93)
October 1, 1999 to September 30, 2000           $   20.06            0.95             0.86            (0.88)
June 1, 1999 to September 30, 1999              $   19.98            0.29            (0.21)            0.00
June 1, 1998 to May 31, 1999                    $   19.56            0.82             0.81            (0.84)
June 1, 1997 to May 31, 1998                    $   18.47            0.79             1.75            (0.86)

                                       58

                                            DISTRIBUTIONS           ENDING                 RATIO TO AVERAGE NET ASSETS
                                                 FROM NET       NET ASSETS   ---------------------------------------------------
                                                 REALIZED        VALUE PER   NET INVESTMENT              NET               GROSS
                                                    GAINS            SHARE    INCOME (LOSS)         EXPENSES         EXPENSES(1)
--------------------------------------------------------------------------------------------------------------------------------
INDEX ALLOCATION FUND
CLASS A
October 1, 2001 to September 30, 2002               (0.63)      $    10.56             0.20%            1.30%               1.43%
October 1, 2000 to September 30, 2001               (2.07)      $    14.03             0.01%            1.30%               1.30%
October 1, 1999 to September 30, 2000               (0.71)      $    21.50            (0.01)%           1.30%               1.32%
March 1, 1999 to September 30, 1999                  0.00       $    19.72             0.15%            1.26%               1.26%
April 1, 1998 to February 28, 1999                  (0.65)      $    19.04             0.19%            1.29%                N/A
January 1, 1998 to March 31, 1998                    0.00       $    17.55             0.30%            1.31%               1.32%
January 1, 1997 to December 31, 1997                (1.71)      $    15.51             1.82%            1.26%               1.29%
CLASS B
October 1, 2001 to September 30, 2002               (0.77)      $    12.72            (0.55)%           2.05%               2.43%
October 1, 2000 to September 30, 2001               (2.53)      $    17.03            (0.74)%           2.05%               2.15%
October 1, 1999 to September 30, 2000               (0.87)      $    26.30            (0.78)%           2.05%               2.18%
March 1, 1999 to September 30, 1999                  0.00       $    24.30            (0.61)%           2.03%               2.07%
April 1, 1998 to February 28, 1999                  (0.80)      $    23.55            (0.57)%           2.04%               2.26%
January 1, 1998 to March 31, 1998                    0.00       $    21.81            (0.43)%           2.06%               4.03%
December 15, 1997(4) to December 31, 1997            0.00       $    19.31            (0.17)%           2.05%              15.17%
CLASS C
October 1, 2001 to September 30, 2002               (0.77)      $    12.72            (0.56)%           2.05%               2.21%
October 1, 2000 to September 30, 2001               (2.53)      $    17.04            (0.74)%           2.05%               2.05%
October 1, 1999 to September 30, 2000               (0.87)      $    26.31            (0.76)%           2.05%               2.13%
March 1, 1999 to September 30, 1999                  0.00       $    24.32            (0.60)%           2.01%               2.02%
April 1, 1998 to February 28, 1999                  (0.80)      $    23.56            (0.56)%           2.05%               2.06%
January 1, 1998 to March 31, 1998                    0.00       $    21.82            (0.44)%           2.05%               2.09%
January 1, 1997 to December 31, 1997                (2.10)      $    19.32             1.00%            2.02%               2.05%

MODERATE BALANCED FUND

INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002               (1.04)      $    19.47             2.55%            0.88%(5)            1.02%(5)
October 1, 2000 to September 30, 2001               (1.26)      $    22.29             3.37%            0.88%(5)            0.93%(5)
October 1, 1999 to September 30, 2000               (1.25)      $    24.83             3.58%            0.88%(5)            0.96%(5)
June 1, 1999 to September 30, 1999                   0.00       $    24.18             3.37%            0.88%(5)            1.09%(5)
June 1, 1998 to May 31, 1999                        (0.78)      $    24.14             3.26%            0.88%(5)            1.09%(5)
June 1, 1997 to May 31, 1998                        (1.27)      $    22.98             3.57%            0.88%(5)            1.05%(5)
STRATEGIC GROWTH ALLOCATION(7)

INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002               (0.10)      $     9.91             1.20%            1.00%(5)            1.08%(5)
October 1, 2000 to September 30, 2001               (0.47)      $    12.02             1.37%            1.00%(5)            1.03%(5)
October 1, 1999 to September 30, 2000               (0.02)      $    14.78             1.40%            1.00%(5)            1.17%(5)
June 1, 1999 to September 30, 1999                   0.00       $    12.89             1.36%            1.00%(5)            1.24%(5)
June 1, 1998 to May 31, 1999                         0.00       $    12.93             1.34%            1.00%(5)            1.36%(5)
December 2, 1997(4) to May 31, 1998                  0.00       $    11.04             1.58%            1.00%(5)            2.29%(5)

STRATEGIC INCOME FUND

INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002               (0.58)      $    18.42             3.23%            0.80%(5)            1.00%(5)
October 1, 2000 to September 30, 2001               (0.37)      $    19.92             4.34%            0.80%(5)            0.90%(5)
October 1, 1999 to September 30, 2000               (0.55)      $    20.44             4.69%            0.80%(5)            0.94%(5)
June 1, 1999 to September 30, 1999                   0.00       $    20.06             4.32%            0.80%(5)            1.05%(5)
June 1, 1998 to May 31, 1999                        (0.37)      $    19.98             4.22%            0.80%(5)            1.04%(5)
June 1, 1997 to May 31, 1998                        (0.59)      $    19.56             4.47%            0.80%(5)            1.03%(5)

                                                                  PORTFOLIO       NET ASSETS AT
                                                    TOTAL          TURNOVER       END OF PERIOD
                                                RETURN(2)              RATE     (000'S OMITTED)
-----------------------------------------------------------------------------------------------
INDEX ALLOCATION FUND
CLASS A
October 1, 2001 to September 30, 2002              (21.55)%               4%      $      36,770
October 1, 2000 to September 30, 2001              (27.42)%               4%      $      57,833
October 1, 1999 to September 30, 2000               12.63%                7%      $      89,608
March 1, 1999 to September 30, 1999                  3.68%                3%      $      94,676
April 1, 1998 to February 28, 1999                  12.60%               12%      $      92,655
January 1, 1998 to March 31, 1998                   13.23%                0%      $      92,733
January 1, 1997 to December 31, 1997                25.18%               80%      $      80,512
CLASS B
October 1, 2001 to September 30, 2002              (22.15)%               4%      $      12,478
October 1, 2000 to September 30, 2001              (27.98)%               4%      $      19,775
October 1, 1999 to September 30, 2000               11.81%                7%      $      29,726
March 1, 1999 to September 30, 1999                  3.18%                3%      $      19,431
April 1, 1998 to February 28, 1999                  11.88%               12%      $      12,568
January 1, 1998 to March 31, 1998                   12.95%                0%      $       3,322
December 15, 1997(4) to December 31, 1997            1.69%               80%      $         356
CLASS C
October 1, 2001 to September 30, 2002              (22.20)%               4%      $      24,575
October 1, 2000 to September 30, 2001              (27.97)%               4%      $      44,621
October 1, 1999 to September 30, 2000               11.76%                7%      $      77,008
March 1, 1999 to September 30, 1999                  3.23%                3%      $      77,530
April 1, 1998 to February 28, 1999                  11.88%               12%      $      67,364
January 1, 1998 to March 31, 1998                   13.00%                0%      $      56,164
January 1, 1997 to December 31, 1997                24.07%               80%      $      46,084

MODERATE BALANCED FUND

INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002               (6.35)%              61%(6)   $     459,248
October 1, 2000 to September 30, 2001               (1.98)%              69%(6)   $     519,931
October 1, 1999 to September 30, 2000               11.98%               58%(6)   $     524,214
June 1, 1999 to September 30, 1999                   0.17%               11%(6)   $     546,570
June 1, 1998 to May 31, 1999                        12.02%               53%(6)   $     527,693
June 1, 1997 to May 31, 1998                        17.04%               54%(6)   $     464,384

STRATEGIC GROWTH ALLOCATION(7)

INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002              (16.22)%              40%(6)   $      78,673
October 1, 2000 to September 30, 2001              (14.97)%              49%(6)   $      82,908
October 1, 1999 to September 30, 2000               15.82%               48%(6)   $      90,334
June 1, 1999 to September 30, 1999                  (0.31)%              12%(6)   $      65,011
June 1, 1998 to May 31, 1999                        17.98%               43%(6)   $      31,975
December 2, 1997(4) to May 31, 1998                 10.55%               36%(6)   $       8,872

STRATEGIC INCOME FUND

INSTITUTIONAL CLASS
October 1, 2001 to September 30, 2002               (0.89)%              71%(6)   $     288,610
October 1, 2000 to September 30, 2001                3.89%               77%(6)   $     301,041
October 1, 1999 to September 30, 2000                9.52%               62%(6)   $     268,386
June 1, 1999 to September 30, 1999                   0.40%               11%(6)   $     267,158
June 1, 1998 to May 31, 1999                         8.45%               54%(6)   $     263,328
June 1, 1997 to May 31, 1998                        14.13%               58%(6)   $     235,254

ALLOCATION FUNDS                                   NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS

(1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 9).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

(3) This ratio includes activity of the Master Portfolio prior to December 15, 1997.

(4)  Commencement of operations.

(5) Includes expenses allocated from the Portfolio(s) in which the Fund invests.

(6) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

(7) The fund was renamed from Aggressive Balanced Equity to Strategic Growth Allocation on February 1, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS                                   ALLOCATION FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust commenced operations on November 8, 1999, and is currently comprised of 66 separate series. These financial statements present the Asset Allocation, Growth Balanced, Index Allocation, Moderate Balanced, Strategic Growth Allocation, and Strategic Income Funds (each, a "Fund", collectively, the "Funds"), each a diversified series of the Trust.

     The Asset Allocation, Growth Balanced, and Index Allocation Funds offer Class A, Class B, and Class C shares. In addition, the Asset Allocation and Growth Balanced Funds also offer Institutional Class shares. The Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds only offer Institutional Class shares. Shareholders of each class may bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date realized. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and transfer agency fees.

     The Growth Balanced, Moderate Balanced, Strategic Growth Allocation, and Strategic Income Funds each seeks to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Portfolio", collectively, the "Portfolios") of Wells Fargo Core Trust, a registered open-end management investment company. Each Portfolio directly acquires portfolio securities, and a Fund investing in a Portfolio acquires an indirect interest in those securities. The Funds account for their investment in the Portfolios as partnership investments and record daily their share of the Portfolio's income, expenses, and realized and unrealized gain and loss. The financial statements of the Portfolios are in this report and should be read in conjunction with the Funds' financial statements.

     On February 26, 2001, the Wells Fargo Asset Allocation Fund acquired all of the net assets of the Achievement Balanced Fund. The Achievement Balanced Fund Class A exchanged 241,413 Class A shares (valued at $2,824,655) for 135,603 Class A shares of the Wells Fargo Asset Allocation Fund. The Achievement Balanced Fund Class B exchanged 134,711 Class B shares (valued at $1,573,101) for 124,652 Class B shares of the Wells Fargo Asset Allocation Fund. The Achievement Balanced Fund Institutional Class exchanged 10,711,799 Institutional Class shares (valued at $125,597,202) for 6,027,493 Institutional Class shares of the Wells Fargo Asset Allocation Fund. The net assets of the Achievement Balanced Fund included unrealized appreciation of $10,109,114.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies, which are consistently followed by the Trust in the preparation of its financial statements, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange or the Nasdaq National Market are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Trust's Board of Trustees.

     Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

     Securities held in the Portfolios are valued at their net asset value at the close of business each day as discussed in the Notes to Financial Statements of the Portfolios, which are included elsewhere in this report.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

     Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Funds' custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Funds are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations.

FUTURES CONTRACTS

     The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On September 30, 2002, the Funds held the following futures contracts:

                                                                                                           NET UNREALIZED
                                                                                            NOTIONAL        APPRECIATION/
      FUND                          CONTRACTS          TYPE           EXPIRATION DATE    CONTRACT VALUE    (DEPRECIATION)
      Asset Allocation Fund        1,599 Long     S & P 500 INDEX      December 2002     $ 325,796,250       (34,051,375)

      Asset Allocation Fund        2,578 Short     U.S. T-BONDS        December 2002       294,536,500        (7,311,053)

      Asset Allocation Fund        236 Long        U.S. T-BONDS        December 2002        26,963,000           777,234

      Growth Balanced Fund         788 Long       S & P 500 INDEX      December 2002       160,555,000       (17,158,700)

      Growth Balanced Fund         1,750 Short     U.S. T-BONDS        December 2002       199,937,500        (4,962,895)

      Index Allocation Fund        30 Long        S & P 500 INDEX      December 2002         6,112,500          (586,225)

      Moderate Balanced            207 Long       S & P 500 INDEX      December 2002        42,176,250        (4,507,425)

      Moderate Balanced            459 Short       U.S. T-BONDS        December 2002        52,440,750        (1,301,696)

      Strategic Growth
        Allocation Fund            52 Long        S & P 500 INDEX      December 2002        10,595,000        (1,132,300)

      Strategic Growth
        Allocation Fund            116 Short       U.S. T-BONDS        December 2002        13,253,000          (328,968)

      Strategic Income Fund        67 Long        S & P 500 INDEX      December 2002        13,651,250        (1,346,276)

      Strategic Income Fund        148 Short       U.S. T-BONDS        December 2002        16,909,000          (419,717)

     The Asset Allocation Growth Balanced, Index Allocation, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds have pledged to brokers U.S. Treasury bills with par values of $37,740,000, $15,505,000, $865,000, $4,075,000, $1,025,000 and $1,320,000, respectively.

SECURITY LOANS

     The Funds may loan securities in return for securities and cash collateral, which is invested in various short-term fixed income securities. The Funds may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks to the Fund from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund.

     As of September 30, 2002, the value of securities on loan and the value of the related collateral was as follows:

      FUND                                        SECURITIES        COLLATERAL
      Asset Allocation Fund                     $ 461,455,147     $ 466,888,841

      Index Allocation Fund                         7,882,972         8,342,148

   The Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds participate in securities lending indirectly through the Core Portfolios in which they invest.

DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders from net investment income, if any, are declared and distributed annually, with the exception of the Asset Allocation and Index Allocation Funds. Dividends to shareholders from net investment income of the Asset Allocation and Index Allocation Funds, if any, are declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually. For federal income tax purposes, the Funds may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

     Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     On the Statement of Assets and Liabilities, as a result of permanent book-to-tax and merger-related differences, reclassification adjustments were made as follows (Increase (Decrease)):

                                              UNDISTRIBUTED NET   UNDISTRIBUTED NET    PAID-IN
                                              INVESTMENT INCOME  REALIZED GAIN/LOSS    CAPITAL
      Asset Allocation Fund                       (26,784)           (9,973,217)      10,000,001

      Growth Balanced Fund                        761,837            (1,050,046)         288,209

      Index Allocation Fund                       219,731                (7,664)        (212,067)

      Moderate Balanced Fund                      191,027            (1,098,887)         907,860

      Strategic Growth Allocation Fund             62,244               (62,870)             626

      Strategic Income Fund                        54,836              (358,362)         303,526

FEDERAL INCOME TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2002.

     The following Funds had estimated net capital loss carryforwards at September 30, 2002, which are available to offset future net realized capital gains:

                                                                   CAPITAL LOSS
      FUND                                     YEAR EXPIRES        CARRYFORWARDS
      Strategic Growth Allocation Fund             2010              3,637,665

     For Tax Purposes, the following Funds have a current year deferred Post-October capital loss. These losses will be realized for tax purposes on the first day of the succeeding year.

                                                              DEFERRED POST-
      FUND NAME                                            OCTOBER CAPITAL LOSS
      Asset Allocation Fund                                    $ 85,393,078

      Index Allocation Fund                                       4,674,967

3. ADVISORY FEES

     The Trust has entered into an advisory contract on behalf of the Funds with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management assumed investment advisory responsibilities for each of the Funds on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("Wells Fargo Bank"), was created to succeed to the mutual fund advisory and administrative responsibilities of Wells Fargo Bank in early 2001. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     Pursuant to the advisory contract, Funds Management has agreed to provide the Funds with daily portfolio management for which Funds Management is entitled to be paid a monthly advisory fee at annual rates. For services provided to the Asset Allocation and Index Allocation Funds, Funds Management is entitled to receive an investment advisory fee of 0.75% of each Fund's average daily net assets. Prior to April 15, 2002, Funds Management was entitled to receive an investment advisory fee of 0.80% of the Funds' average daily net assets. The Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds are invested in various Portfolios. Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average daily net assets for providing asset allocation advisory services regarding the determination of the asset allocations of each Fund's investments in the various Portfolios.

     Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, acts as the sub-adviser for the Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds. WCM is entitled to receive from Funds Management, as compensation for providing asset allocation sub-advisory services to the Funds, a sub-advisory fee of 0.05% of each Fund's average daily net assets.

     Effective April 15, 2002, Wells Capital Management is also the investment sub-adviser for the Asset Allocation and Index Allocation Funds. As compensation for it sub-advisory services, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets up to $1 billion and 0.10% of each Fund's average daily net assets in excess of $1 billion. Prior to April 15, 2002, Barclays Global Fund Advisors acted as sub-adviser for the Funds.

     Each Fund that invests its assets in one or more of the Portfolios may withdraw its investments from its corresponding Portfolio(s) at any time if the Board of Trustees determines that it is in the best interests of the Fund to do so. Upon such redemption and subsequent investment in a portfolio of securities, Funds Management (and the corresponding sub-adviser) may receive an investment advisory fee for the direct management of those assets. If the redeemed assets are invested in one or more Portfolios, Funds Management (and the corresponding sub-adviser) does not receive any compensation from the Funds.

4. DISTRIBUTION FEES

     The Trust has adopted a Distribution Plan (the "Plan") for Class B and C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and C shares and paid to Stephens Inc. ("Stephens") at a rate of 0.75% of average daily net assets. There are no distribution fees for the Funds' Class A shares or Institutional Class shares.

     The distribution fees paid on behalf of the Funds for the year ended September 30, 2002 are disclosed in the Statement of Operations.

5. ADMINISTRATION FEES

     The Trust has entered into an administration agreement on behalf of the Funds with Funds Management whereby Funds Management is entitled to receive monthly fees at the annual rate of 0.15% of each Fund's average daily net assets.

6. TRANSFER AGENT FEES

     The Trust has entered into a transfer agency agreement on behalf of the Funds with Boston Financial Data Services ("BFDS"). Wells Fargo Bank has been engaged by BFDS to provide sub-transfer agency services for the Funds. For providing transfer agency services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex based fee from all of the funds of the Trust and Wells Fargo Variable Trust. The transfer agency fees paid by the Funds for ther fiscal year ended September 30, 2002 are disclosed on the Statement of Operations.

7. SHAREHOLDER SERVICING FEES

     The Trust has entered into contracts on behalf of the Funds with numerous shareholder servicing agents, whereby the Funds are charged 0.25% of the average daily net assets of Class A, Class B, and Class C shares for the Asset Allocation, Growth Balanced and Index Allocation Funds, and 0.10% of the average daily net assets of the Institutional Class shares of the Asset Allocation Fund for these services. No fee is charged for Institutional Class shares of the Growth Balanced, Moderate Balanced, Strategic Growth Allocation, and Strategic Income Funds.

     The shareholder servicing fees paid on behalf of the Funds for the year ended September 30, 2002 were as follows:

                                                                                       INSTITUTIONAL
      FUND                                      CLASS A       CLASS B      CLASS C         CLASS
      Asset Allocation Fund                   $ 1,512,289    $ 689,707    $ 48,367       $ 7,147

      Growth Balanced Fund                         78,098      170,639      44,386             0

      Index Allocation Fund                       135,912       46,999      99,609           N/A

      Moderate Balanced Fund                          N/A          N/A         N/A             0

      Strategic Growth Allocation Fund                N/A          N/A         N/A             0

      Strategic Income Fund                           N/A          N/A         N/A             0

8. OTHER FEES AND TRANSACTIONS

     Forum Accounting Services, LLC ("Forum") provides portfolio accounting services to the Funds. For these services, Forum is entitled to receive a fixed monthly per fund fee, a basis point fee of 0.0025% of the average daily net assets of each Fund, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services. During the period, Wells Fargo Bank provided sub-portfolio accounting services to the Index Allocation Fund. For these services, Wells Fargo Bank was entitled to a fixed monthly fee from the Fund plus an annual fee of 0.0025% of the Fund's average daily net assets.

     Effective April 15, 2002, Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank, MN") is the custodian for the Asset Allocation and Index Allocation Funds. For its services as custodian, Wells Fargo Bank, MN is entitled to certain transaction charges plus a monthly fee for custody services at the annual rate of 0.02% of the average daily net assets of each Fund. Prior to April 15, 2002, Barclays Global Investors, N.A. acted as custodian for each Fund and did not receive compensation for its custody services. Wells Fargo Bank, MN also is the custodian for the Growth Balanced, Moderate Balanced, Strategic Growth Allocation and Strategic Income Funds. However, it does not currently receive a custodial fee from these Funds.

9. WAIVED FEES AND REIMBURSED EXPENSES

     All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended September 30, 2002, were waived by Funds Management.

                                                                     FEES WAIVED
                                                                      BY FUNDS
      FUND                                                           MANAGEMENT
      Asset Allocation Fund                                          $ 3,811,215

      Growth Balanced Fund                                             1,833,170

      Index Allocation FunD                                              199,740

      Moderate Balanced Fund                                             758,905

      Strategic Growth Allocation Fund                                    78,147

      Strategic Income Fund                                              612,744

10. INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for each Fund for the year ended September 30, 2002, were as follows:

                          AGGREGATE PURCHASES AND SALES

      FUND                                               PURCHASES AT COST    SALES PROCEEDS
      Asset Allocation Fund                                $ 290,929,577      $ 644,075,132

      Growth Balanced Fund*                                  623,047,165        599,967,916

      Index Allocation Fund                                    4,745,870         36,611,643

      Moderate Balanced Fund*                                298,440,918        278,638,111

      Strategic Growth Allocation Fund*                       38,696,381         27,411,535

      Strategic Income Fund*                                 217,969,011        204,972,684

* These Funds do not hold investment securities directly. The Funds seek to achieve their investment objective by investing all of their investable assets in one or more Portfolios. Purchases and sales for the Funds normally would be based on the purchases and sales of a Fund's investment in a Portfolio rather than the underlying securities in that Portfolio. Since the Fund has an indirect interest in the securities held in the Portfolio, the purchases and sales disclosed are calculated by aggregating the results of multiplying the Fund's ownership percentage of the respective Portfolio by the corresponding Portfolio's purchases and sales.

11. BANK BORROWINGS

     All of the funds in the Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $225 million, collectively. Interest is charged to each fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. No borrowings under the agreement occurred during the year ended September 30, 2002.

12. DISTRIBUTION TO SHAREHOLDERS

     The tax character of distributions paid during the years ended September 30, 2002 and September 30, 2001 was as follows:

                                                                                        DIVIDENDS
                                                                                          PAID
                                                                                        DEDUCTION
                                      ORDINARY                LONG-TERM                    ON
                                       INCOME                CAPITAL GAIN              REDEMPTIONS                 TOTAL
      FUND NAME                   2002         2001        2002          2001        2002       2001          2002          2001
      Asset Allocation Fund  $ 22,048,813 $ 30,617,999 $ 97,345,325 $ 132,161,560 $       0 $ 10,000,000 $ 119,394,138 $ 172,779,559

      Growth Balanced Fund     29,474,182   44,344,812   39,346,307    49,099,562   252,762            0    69,073,251    93,444,374

      Index Allocation Fund             0      269,340    5,352,940    18,462,267         0            0     5,352,940    18,731,607

      Moderate Balanced Fund   20,675,890   26,755,904   16,369,987    18,996,108   888,560            0    37,934,437    45,752,012

      Strategic Growth
        Allocation Fund           776,941    2,397,047      678,056     1,633,330         0            0     1,454,997     4,030,377

      Strategic Income Fund    15,971,507   14,067,027    4,878,313     3,403,947   287,235            0    21,137,055    17,470,974

     As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                           UNDISTRIBUTED      UNREALIZED
                                         UNDISTRIBUTED       LONG-TERM       APPRECIATION
                                        ORDINARY INCOME     CAPITAL GAIN    (DEPRECIATION)          TOTAL
      Asset Allocation Fund              $    367,644      $    33,437      $ (265,059,609)    $ (264,658,528)

      Growth Balanced Fund*                24,775,568                0          99,696,059        124,471,627

      Index Allocation Fund                         0          117,304         (15,774,402)       (15,657,098)

      Moderate Balanced Fund*              13,124,926        4,586,208          65,253,118         82,964,252

      Strategic Growth Allocation Fund*     1,151,255                0             221,068          1,372,323

      Strategic Income Fund*                5,350,539          837,387          17,419,872         23,607,798

      * The amounts are based on the fund's tax year of May 31, 2002.

     The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital distributions from holdings in real estate investment trusts, and mark-to-market adjustments related to future contracts.

13. PROXY MATTERS

     On March 8, 2002, at special shareholder meetings, the shareholders of the Asset Allocation Fund and the Index Allocation Fund approved an investment sub-advisory agreement with Wells Capital Management Incorporated. For the Asset Allocation Fund, the number of votes cast for and against the proposal, and the number of votes that abstained from voting were as follows: For:
   46,298,361; Against: 2,141,085; and Abstaining: 3,756,236. For the Index
   Allocation Fund, the number of votes cast for and against the proposal, and the number of votes that abstained from voting were as follows: For:
   3,722,215; Against: 152,528; and Abstaining: 287,580.

ALLOCATION FUNDS                                    INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

     We have audited the accompanying statements of assets and liabilities of Asset Allocation Fund, Growth Balanced Fund, Index Allocation Fund, Moderate Balanced Fund, Strategic Growth Allocation Fund, and Strategic Income Fund, six portfolios of Wells Fargo Funds Trust (collectively the "Funds"), including the portfolios of investments as of September 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on pages 56 to
   59. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Wells Fargo Funds Trust as of September 30, 2002, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in the paragraph above in conformity with accounting principles generally accepted in the United States of America.

   KPMG LLP

   San Francisco, California
   November 8, 2002

NOTES TO FINANCIAL STATEMENTS                                   ALLOCATION FUNDS

TAX INFORMATION (UNAUDITED)

     Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Asset Allocation Fund designates 57.84% of its ordinary income dividends distributed during the year as qualifying for the corporate dividends-received deduction.

     Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Funds designate as capital gain dividends for the year the following amounts:

      FUND                                             CAPITAL GAIN DIVIDENDS
      Asset Allocation Fund                                 $ 97,345,325

      Index Allocation Fund                                    5,352,940

CORE PORTFOLIOS                   PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002

   DISCIPLINED GROWTH PORTFOLIO

SHARES      SECURITY NAME                                                                   VALUE
COMMON STOCK - 96.95%

AMUSEMENT & RECREATION SERVICES - 2.08%
    24,490  Harrah's Entertainment Incorporated+                                       $     1,180,663
                                                                                       ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 2.34%
    16,891  Autozone Incorporated+                                                           1,332,024
                                                                                       ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 2.15%
    29,480  Lowe's Companies Incorporated                                                    1,220,472
                                                                                       ---------------

BUSINESS SERVICES - 2.30%
    19,790  Electronic Arts Incorporated+                                                    1,305,348
                                                                                       ---------------

CHEMICALS & ALLIED PRODUCTS - 4.18%
    30,740  Clorox Company                                                                   1,235,133
    25,490  PPG Industries Incorporated                                                      1,139,403

                                                                                             2,374,536
                                                                                       ---------------

COMMUNICATIONS - 3.60%
   223,962  Sprint Corporation (FON Group)                                                   2,042,533
                                                                                       ---------------

DOMESTIC DEPOSITORY INSTITUTIONS - 1.88%
    25,563  Greenpoint Financial Corporation                                                 1,067,000
                                                                                       ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.25%
    30,680  TXU Corporation                                                                  1,279,663
                                                                                       ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 9.33%
    37,936  Energizer Holdings Incorporated+                                                 1,153,254
    43,610  General Electric Company                                                         1,074,987
    25,400  L-3 Communications Holdings Incorporated+                                        1,338,580
    62,840  Qualcomm Incorporated+                                                           1,735,641

                                                                                             5,302,462
                                                                                       ---------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 4.07%
    35,552  Dun & Bradstreet Corporation+                                                    1,194,903
    23,090  Moody's Corporation                                                              1,119,865

                                                                                             2,314,768
                                                                                       ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.86%
    22,350  Fortune Brands Incorporated                                                      1,056,932
                                                                                       ---------------

FOOD & KINDRED PRODUCTS - 2.97%
    46,290  Kraft Foods Incorporated                                                         1,687,733
                                                                                       ---------------

FURNITURE & FIXTURES - 2.02%
    27,510  Lear Corporation+                                                                1,145,792
                                                                                       ---------------

GENERAL MERCHANDISE STORES - 2.31%
    26,660  Wal-Mart Stores Incorporated                                                     1,312,738
                                                                                       ---------------

                                       70

SHARES      SECURITY NAME                                                                   VALUE
HEALTH SERVICES - 5.82%
    38,410  HCA Incorporated                                                           $     1,828,700
    29,853  Tenet Healthcare Corporation+                                                    1,477,724

                                                                                             3,306,424
                                                                                       ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.98%
    18,250  3M Company                                                                       2,006,953
   108,130  Cisco Systems Incorporated+                                                      1,133,202
    30,690  Deere & Company                                                                  1,394,861

                                                                                             4,535,016
                                                                                       ---------------

INSURANCE CARRIERS - 4.78%
    46,748  AdvancePCS+                                                                      1,053,232
    19,033  UnitedHealth Group Incorporated                                                  1,660,058

                                                                                             2,713,290
                                                                                       ---------------

MISCELLANEOUS RETAIL - 2.39%
    29,700  Michaels Stores Incorporated+                                                    1,357,290
                                                                                       ---------------

NONDEPOSITORY CREDIT INSTITUTIONS - 7.44%
    23,095  Countrywide Credit Industries Incorporated                                       1,088,929
    27,550  FNMA                                                                             1,640,327
    16,096  SLM Corporation                                                                  1,499,275

                                                                                             4,228,531
                                                                                       ---------------

OIL & GAS EXTRACTION - 2.44%
    48,940  Occidental Petroleum Corporation                                                 1,388,917
                                                                                       ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.38%
    32,320  Tribune Company                                                                  1,351,299
                                                                                       ---------------

RAILROAD TRANSPORTATION - 2.62%
    25,720  Union Pacific Corporation                                                        1,488,416
                                                                                       ---------------

TRANSPORTATION - 3.31%
    33,300  United Technologies Corporation                                                  1,881,117
                                                                                       ---------------

TRANSPORTATION EQUIPMENT - 6.71%
    95,080  Delphi Corporation                                                                 812,934
    41,468  Harley-Davidson Incorporated                                                     1,926,189
    31,655  PACCAR Incorporated                                                              1,069,622

                                                                                             3,808,745
                                                                                       ---------------

WATER TRANSPORTATION - 2.40%
    54,370  Carnival Corporation                                                             1,364,687
                                                                                       ---------------

WHOLESALE TRADE-DURABLE GOODS - 2.44%
    25,670  Johnson & Johnson                                                                1,388,234
                                                                                       ---------------

WHOLESALE TRADE-NONDURABLE GOODS - 2.90%
    58,165  McKesson Corporation                                                             1,647,814
                                                                                       ---------------

TOTAL COMMON STOCK (COST $56,569,771)                                                       55,082,444
                                                                                       ---------------

                                       71

PRINCIPAL   SECURITY NAME                                INTEREST RATE  MATURITY DATE       VALUE
SHORT-TERM INVESTMENT - 4.88%

REPURCHASE AGREEMENT - 4.88%
$2,770,423  Goldman Sachs & Company - 102%
             Collateralized by US Government
             Securities                                      1.96%         10/1/02     $     2,770,423
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENT (COST $2,770,423)                                                2,770,423
                                                                                       ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $59,340,194)*                            101.83%                                 $    57,852,867
Other Assets and Liabilities, Net               (1.83)                                      (1,038,726)
                                               ------                                  ---------------
TOTAL NET ASSETS                               100.00%                                 $    56,814,141
                                               ------                                  ---------------

+ NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $59,340,194 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                        $  3,896,040
   Gross Unrealized Depreciation                          (5,383,367)
                                                        ------------
   NET UNREALIZED DEPRECIATION                          $ (1,487,327)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   EQUITY INCOME PORTFOLIO

SHARES      SECURITY NAME                                                                   VALUE
COMMON STOCK - 97.07%

CHEMICALS & ALLIED PRODUCTS - 14.72%
 1,269,169  E I du Pont de Nemours & Company                                           $    45,778,925
   790,300  Merck & Company Incorporated                                                    36,124,613
 1,144,900  Pfizer Incorporated                                                             33,224,998
   800,000  Procter & Gamble Company                                                        71,504,000
 1,297,011  Rohm & Haas Company                                                             40,207,341
   790,200  Wyeth                                                                           25,128,360

                                                                                           251,968,237
                                                                                       ---------------

COMMUNICATIONS - 3.34%
 1,796,800  AT&T Corporation                                                                21,579,568
 1,300,796  Verizon Communications Incorporated                                             35,693,842

                                                                                            57,273,410
                                                                                       ---------------
DOMESTIC DEPOSITORY INSTITUTIONS - 6.24%
 2,627,425  J P Morgan Chase & Company                                                      49,894,801
 3,067,201  US Bancorp                                                                      56,988,595

                                                                                           106,883,396
                                                                                       ---------------

EATING & DRINKING PLACES - 2.46%
 2,389,590  McDonald's Corporation                                                          42,200,159
                                                                                       ---------------

ELECTRIC, GAS & SANITARY SERVICES - 6.90%
 1,448,100  Public Service Enterprise Group Incorporated                                    44,167,050
 1,771,550  TXU Corporation                                                                 73,891,351

                                                                                           118,058,401
                                                                                       ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
 EXCEPT COMPUTER EQUIPMENT - 5.11%
 1,028,000  Emerson Electric Company                                                        45,170,320
 1,326,034  General Electric Company                                                        32,686,738
   950,000  Motorola Incorporated                                                            9,671,000

                                                                                            87,528,058
                                                                                       ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY &
 TRANSPORTATION EQUIPMENT - 5.63%
 2,036,600  Fortune Brands Incorporated                                                     96,310,814
                                                                                       ---------------

FOOD & KINDRED PRODUCTS - 7.40%
    16,000  J M Smucker Company                                                                587,200
 1,643,740  PepsiCo Incorporated                                                            60,736,193
 3,570,625  Sara Lee Corporation                                                            65,306,731

                                                                                           126,630,124
                                                                                       ---------------

GENERAL MERCHANDISE STORES - 6.31%
 1,665,050  May Department Stores Company                                                   37,913,189
   750,530  Sears Roebuck & Company                                                         29,270,670
 1,383,200  Target Corporation                                                              40,832,064

                                                                                           108,015,923
                                                                                       ---------------

                                       73

SHARES      SECURITY NAME                                                                   VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 9.11%
   511,758  3M Company                                                                 $    56,278,027
 3,551,550  Hewlett-Packard Company                                                         41,446,589
   996,000  IBM Corporation                                                                 58,156,440

                                                                                           155,881,056
                                                                                       ---------------

INSURANCE CARRIERS - 8.54%
 3,605,583  Aegon NV ADR                                                                    34,000,649
   864,236  American International Group Incorporated                                       47,273,709
 2,260,100  St Paul Companies Incorporated                                                  64,910,072

                                                                                           146,184,430
                                                                                       ---------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
 MEDICAL & OPTICAL GOODS - 0.93%
   585,850  Eastman Kodak Company                                                           15,958,554
                                                                                       ---------------

MOTION PICTURES - 1.23%
 1,390,800  Walt Disney Company                                                             21,056,712
                                                                                       ---------------

NONDEPOSITORY CREDIT INSTITUTIONS - 2.18%
 1,199,700  American Express Company                                                        37,406,646
                                                                                       ---------------

OIL & GAS EXTRACTION - 1.28%
   567,500  Schlumberger Limited                                                            21,826,050
                                                                                       ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 8.49%
   922,928  BP plc ADR                                                                      36,824,827
   444,950  Chevron Texaco Corporation                                                      30,812,787
 1,774,870  Exxon Mobil Corporation                                                         56,618,353
   522,604  Royal Dutch Petroleum Company NY Shares                                         20,993,003

                                                                                           145,248,970
                                                                                       ---------------

TOBACCO PRODUCTS - 3.15%
 1,390,150  Philip Morris Companies Incorporated                                            53,937,820
                                                                                       ---------------

TRANSPORTATION EQUIPMENT - 1.50%
 1,186,800  Honeywell International Incorporated                                            25,706,088
                                                                                       ---------------

WHOLESALE TRADE-DURABLE GOODS - 2.55%
   805,700  Johnson & Johnson                                                               43,572,256

TOTAL COMMON STOCK (Cost $1,649,017,343)                                                 1,661,647,104
                                                                                       ---------------

                                       74

PRINCIPAL     SECURITY NAME                              INTEREST RATE  MATURITY DATE       VALUE
SHORT-TERM INVESTMENT - 2.70%

REPURCHASE AGREEMENT - 2.70%
$46,154,336   Goldman Sachs & Company - 102%
               Collateralized by US Government
               Securities                                     1.96%        10/1/02     $    46,154,336
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENT (COST $46,154,336)                                              46,154,336
                                                                                       ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,695,171,679)*                          99.77%                                 $ 1,707,801,440
Other Assets and Liabilities, Net                0.23                                        3,900,053
                                               ------                                  ---------------
TOTAL NET ASSETS                               100.00%                                 $ 1,711,701,493
                                               ------                                  ---------------

+ NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $1,695,171,681 AND NET UNREALIZED APPRECIATION CONSISTS OF:

  Gross Unrealized Appreciation                       $ 351,309,318
  Gross Unrealized Depreciation                        (338,679,559)
                                                      -------------
  NET UNREALIZED APPRECIATION                         $  12,629,759

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   INDEX PORTFOLIO

SHARES      SECURITY NAME                                                                   VALUE
COMMON STOCK - 95.94%

AMUSEMENT & RECREATION SERVICES - 0.07%
    16,648  Harrah's Entertainment Incorporated+                                       $       802,600
                                                                                       ---------------

APPAREL & ACCESSORY STORES - 0.51%
   129,622  Gap Incorporated                                                                 1,406,398
    50,170  Kohl's Corporation+                                                              3,050,837
    77,669  Limited Brands                                                                   1,113,772
    20,128  Nordstrom Incorporated                                                             361,096

                                                                                             5,932,103
                                                                                       ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.13%
    19,201  Jones Apparel Group Incorporated+                                                  589,471
    15,896  Liz Claiborne Incorporated                                                         396,605
    16,302  V F Corporation                                                                    586,546

                                                                                             1,572,622
                                                                                       ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.11%
    15,715  Autozone Incorporated+                                                           1,239,285
                                                                                       ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.02%
     9,271  Ryder System Incorporated                                                          231,126
                                                                                       ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.10%
     9,179  Centex Corporation                                                                 407,089
     7,424  KB Home                                                                            362,588
     9,119  Pulte Homes Incorporated                                                           388,743

                                                                                             1,158,420
                                                                                       ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.24%
   351,116  Home Depot Incorporated                                                          9,164,128
   115,975  Lowe's Companies Incorporated                                                    4,801,365
    22,429  Sherwin-Williams Company                                                           531,119

                                                                                            14,496,612
                                                                                       ---------------

BUSINESS SERVICES - 6.84%
    35,768  Adobe Systems Incorporated                                                         683,169
   665,126  AOL Time Warner Incorporated+                                                    7,781,973
    17,093  Autodesk Incorporated                                                              216,568
    92,414  Automatic Data Processing Incorporated                                           3,213,234
    35,929  BMC Software Incorporated+                                                         469,592
   155,010  Cendant Corporation+                                                             1,667,907
    26,072  Citrix Systems Incorporated+                                                       157,214
    86,090  Computer Associates International Incorporated                                     826,464
    25,571  Computer Sciences Corporation+                                                     710,618
    56,018  Compuware Corporation+                                                             170,855
    76,453  Concord EFS Incorporated+                                                        1,214,073
    25,810  Convergys Corporation+                                                             387,924
     9,316  Deluxe Corporation                                                                 419,779

                                       76

SHARES      SECURITY NAME                                                                   VALUE
    41,999  eBay Incorporated+                                                         $     2,217,966
    20,749  Electronic Arts Incorporated+                                                    1,368,604
    71,576  Electronic Data Systems Corporation                                              1,000,632
    21,428  Equifax Incorporated                                                               465,845
   112,828  First Data Corporation                                                           3,153,542
    28,650  Fiserv Incorporated+                                                               804,492
    42,284  IMS Health Incorporated                                                            632,991
    57,185  Interpublic Group of Companies Incorporated                                        906,382
    31,535  Intuit Incorporated+                                                             1,435,789
    12,526  Mercury Interactive Corporation+                                                   214,946
   807,019  Microsoft Corporation+                                                          35,258,660
    14,610  NCR Corporation+                                                                   289,278
    54,284  Novell Incorporated+                                                               113,996
    28,014  Omnicom Group                                                                    1,559,820
   809,661  Oracle Corporation+                                                              6,363,934
    38,923  Parametric Technology Corporation+                                                  70,061
    46,522  Peoplesoft Incorporated+                                                           575,477
    28,785  Rational Software Corporation+                                                     124,351
    26,098  Robert Half International Incorporated+                                            414,175
    71,220  Siebel Systems Incorporated+                                                       409,515
   483,763  Sun Microsystems Incorporated+                                                   1,252,946
    42,111  Sungard Data Systems Incorporated+                                                 819,059
    16,642  TMP Worldwide Incorporated+                                                        149,778
    48,161  Unisys Corporation+                                                                337,127
    61,173  Veritas Software Corporation+                                                      899,855
    89,498  Yahoo! Incorporated+                                                               856,496

                                                                                            79,615,087
                                                                                       ---------------

CHEMICALS & ALLIED PRODUCTS - 12.65%
   232,811  Abbott Laboratories                                                              9,405,563
    33,860  Air Products & Chemicals Incorporated                                            1,422,458
     8,658  Alberto-Culver Company Class B                                                     424,502
   190,475  Amgen Incorporated+                                                              7,942,807
    16,369  Avery Dennison Corporation                                                         932,706
    35,166  Avon Products Incorporated                                                       1,621,153
    22,134  Biogen Incorporated+                                                               647,862
   288,661  Bristol-Myers Squibb Company                                                     6,870,132
    28,162  Chiron Corporation+                                                                983,980
    34,327  Clorox Company                                                                   1,379,259
    80,857  Colgate-Palmolive Company                                                        4,362,235
   135,716  Dow Chemical Company                                                             3,706,404
   148,023  E I du Pont de Nemours & Company                                                 5,339,190
    11,520  Eastman Chemical Company                                                           439,718
    19,274  Ecolab Incorporated                                                                804,304
   167,422  Eli Lilly & Company                                                              9,265,133
    26,785  Forest Laboratories Incorporated+                                                2,196,638

                                       77

SHARES      SECURITY NAME                                                                   VALUE
    31,932  Genzyme Corporation+                                                       $       658,119
   157,627  Gillette Company                                                                 4,665,759
     7,480  Great Lakes Chemical Corporation                                                   179,670
    14,119  International Flavors & Fragrances Incorporated                                    449,690
    36,317  King Pharmaceuticals Incorporated+                                                 659,880
    37,355  MedImmune Incorporated+                                                            779,599
   335,234  Merck & Company Incorporated                                                    15,323,546
   922,392  Pfizer Incorporated                                                             26,767,816
   192,267  Pharmacia Corporation                                                            7,475,341
    25,238  PPG Industries Incorporated                                                      1,128,139
    24,054  Praxair Incorporated                                                             1,229,400
   193,670  Procter & Gamble Company                                                        17,310,225
    32,945  Rohm & Haas Company                                                              1,021,295
   218,525  Schering-Plough Corporation                                                      4,658,953
    10,917  Sigma-Aldrich Corporation                                                          537,881
    15,922  Watson Pharmaceuticals Incorporated+                                               390,248
   197,472  Wyeth                                                                            6,279,610

                                                                                           147,259,215
                                                                                       ---------------

COMMUNICATIONS - 4.05%
    46,348  Alltel Corporation                                                               1,859,945
   573,004  AT&T Corporation                                                                 6,881,778
   403,493  AT&T Wireless Services Incorporated+                                             1,662,391
    53,936  Avaya Incorporated+                                                                 77,128
   278,924  BellSouth Corporation                                                            5,121,045
    21,142  CenturyTel Incorporated                                                            474,215
    91,267  Clear Channel Communications Incorporated+                                       3,171,528
   141,085  Comcast Corporation Class A+                                                     2,943,033
   135,710  Nextel Communications Incorporated Class A+                                      1,024,611
   249,895  Qwest Communications International Incorporated+                                   569,761
   495,508  SBC Communications Incorporated                                                  9,959,711
   133,044  Sprint Corporation (FON Group)                                                   1,213,361
   148,575  Sprint Corporation (PCS Group)+                                                    291,207
    34,142  Univision Communications Incorporated Class A+                                     778,438
   406,593  Verizon Communications Incorporated                                             11,156,912

                                                                                            47,185,064
                                                                                       ---------------

DOMESTIC DEPOSITORY INSTITUTIONS - 10.10%
    53,445  AmSouth Bancorporation                                                           1,108,449
   223,925  Bank of America Corporation                                                     14,286,415
   108,233  Bank of New York Company Incorporated                                            3,110,616
   174,882  Bank One Corporation                                                             6,540,587
    72,053  BB&T Corporation                                                                 2,524,737
    34,207  Charter One Financial Incorporated                                               1,016,642
   754,187  Citigroup Incorporated                                                          22,361,645
    26,052  Comerica Incorporated                                                            1,256,227

                                       78

SHARES      SECURITY NAME                                                                   VALUE
    86,493  Fifth Third Bancorp                                                        $     5,295,966
    18,849  First Tennessee National Corporation                                               653,495
   156,132  FleetBoston Financial Corporation                                                3,174,164
    23,032  Golden West Financial Corporation                                                1,432,130
    35,851  Huntington Bancshares Incorporated                                                 652,130
   297,116  J P Morgan Chase & Company                                                       5,642,233
    63,562  KeyCorp                                                                          1,587,143
    31,330  Marshall & Ilsley Corporation                                                      873,794
    64,847  Mellon Financial Corporation                                                     1,681,483
    91,061  National City Corporation                                                        2,597,970
    24,352  North Fork Bancorporation Incorporated                                             921,480
    33,033  Northern Trust Corporation                                                       1,246,005
    42,322  PNC Financial Services Group Incorporated                                        1,784,719
    32,961  Regions Financial Corporation                                                    1,076,836
    51,676  SouthTrust Corporation                                                           1,253,143
    48,289  State Street Corporation                                                         1,865,887
    42,472  SunTrust Banks Incorporated                                                      2,611,179
    44,176  Synovus Financial Corporation                                                      910,909
    29,794  Union Planters Corporation                                                         818,143
   285,291  US Bancorp                                                                       5,300,707
   204,361  Wachovia Corporation                                                             6,680,561
   144,163  Washington Mutual Incorporated                                                   4,536,810
   253,150  Wells Fargo & Company++                                                         12,191,704
    13,666  Zions Bancorporation                                                               594,881

                                                                                           117,588,790
                                                                                       ---------------

EATING & DRINKING PLACES - 0.50%
    25,528  Darden Restaurants Incorporated                                                    618,799
   190,042  McDonald's Corporation                                                           3,356,142
    17,236  Wendy's International Incorporated                                                 570,684
    44,256  Yum! Brands Incorporated+                                                        1,226,334

                                                                                             5,771,959
                                                                                       ---------------

EDUCATIONAL SERVICES - 0.10%
    25,856  Apollo Group Incorporated Class A+                                               1,125,460
                                                                                       ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.02%
    80,877  AES Corporation+                                                                   203,001
    18,730  Allegheny Energy Incorporated                                                      245,363
    29,380  Allied Waste Industries Incorporated+                                              215,943
    21,600  Ameren Corporation                                                                 899,640
    50,494  American Electric Power Company Incorporated                                     1,439,584
    56,136  Calpine Corporation+                                                               138,656
    24,985  Cinergy Corporation                                                                785,279
    42,057  Citizens Communications Company+                                                   285,146
    21,440  CMS Energy Corporation                                                             172,806

                                       79

SHARES      SECURITY NAME                                                                   VALUE
    31,763  Consolidated Edison Incorporated                                           $     1,277,508
    24,493  Constellation Energy Group Incorporated                                            607,181
    41,446  Dominion Resources Incorporated                                                  2,102,556
    24,956  DTE Energy Company                                                               1,015,709
   132,283  Duke Energy Corporation                                                          2,586,133
    55,036  Dynegy Incorporated Class A                                                         63,842
    48,553  Edison International+                                                              485,530
    87,155  El Paso Corporation                                                                720,772
    33,385  Entergy Corporation                                                              1,388,816
    47,986  Exelon Corporation                                                               2,279,335
    44,354  FirstEnergy Corporation                                                          1,325,741
    27,141  FPL Group Incorporated                                                           1,460,186
    21,073  KeySpan Corporation                                                                705,946
    18,155  Kinder Morgan Incorporated                                                         643,595
    59,903  Mirant Corporation+                                                                132,386
     6,556  Nicor Incorporated                                                                 184,879
    30,946  NiSource Incorporated                                                              533,200
     5,284  Peoples Energy Corporation                                                         178,018
    58,593  PG&E Corporation+                                                                  659,757
    12,633  Pinnacle West Capital Corporation                                                  350,692
    24,137  PPL Corporation                                                                    785,418
    32,969  Progress Energy Incorporated                                                     1,347,443
    30,793  Public Service Enterprise Group Incorporated                                       939,187
    45,316  Reliant Energy Incorporated                                                        453,613
    30,524  Sempra Energy                                                                      599,797
   105,606  Southern Company                                                                 3,039,341
    23,259  TECO Energy Incorporated                                                           369,353
    41,484  TXU Corporation                                                                  1,730,298
    91,150  Waste Management Incorporated                                                    2,125,618
    76,971  Williams Companies Incorporated                                                    173,954
    59,316  Xcel Energy Incorporated                                                           552,232

                                                                                            35,203,454
                                                                                       ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.64%
   118,684  ADC Telecommunications Incorporated+                                               136,487
    51,013  Advanced Micro Devices Incorporated+                                               272,409
    56,917  Altera Corporation+                                                                493,470
    29,214  American Power Conversion Corporation+                                             279,286
    54,496  Analog Devices Incorporated+                                                     1,073,571
    14,616  Andrew Corporation+                                                                 95,735
    44,870  Applied Micro Circuits Corporation+                                                128,328
    40,827  Broadcom Corporation Class A+                                                      436,032
    64,324  CIENA Corporation+                                                                 191,042
    27,871  Comverse Technology Incorporated+                                                  194,818
    13,893  Cooper Industries Limited Class A                                                  421,653
    62,746  Emerson Electric Company                                                         2,757,059

                                       80

SHARES      SECURITY NAME                                                                   VALUE
 1,482,683  General Electric Company                                                   $    36,548,136
   993,227  Intel Corporation                                                               13,795,923
   202,905  JDS Uniphase Corporation+                                                          395,259
    47,300  Linear Technology Corporation                                                      980,056
    55,412  LSI Logic Corporation+                                                             351,866
   511,544  Lucent Technologies Incorporated+                                                  388,773
    48,122  Maxim Integrated Products Incorporated+                                          1,191,501
    11,614  Maytag Corporation                                                                 269,213
    89,954  Micron Technology Incorporated+                                                  1,112,731
    28,839  Molex Incorporated                                                                 678,293
   342,604  Motorola Incorporated                                                            3,487,709
    26,943  National Semiconductor Corporation+                                                321,699
    50,147  Network Appliance Incorporated+                                                    367,578
    21,619  Novellus Systems Incorporated+                                                     449,891
    22,804  NVIDIA Corporation+                                                                195,202
    24,925  PMC-Sierra Incorporated+                                                            96,709
    11,897  Power-One Incorporated+                                                             35,453
    13,916  QLogic Corporation+                                                                362,373
   115,811  Qualcomm Incorporated+                                                           3,198,700
    27,263  Rockwell Collins Incorporated                                                      598,150
    78,180  Sanmina-SCI Corporation+                                                           216,559
    23,340  Scientific-Atlanta Incorporated                                                    291,983
    61,308  Tellabs Incorporated+                                                              249,524
   258,354  Texas Instruments Incorporated                                                   3,815,889
     8,688  Thomas & Betts Corporation+                                                        122,414
    10,161  Whirlpool Corporation                                                              465,983
    50,300  Xilinx Incorporated+                                                               796,651

                                                                                            77,264,108
                                                                                       ---------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.38%
    12,020  Fluor Corporation                                                                  293,769
    65,026  Halliburton Company                                                                839,486
    38,934  Monsanto Company                                                                   595,301
    23,158  Moody's Corporation                                                              1,123,163
    56,016  Paychex Incorporated                                                             1,362,309
    17,523  Quintiles Transnational Corporation+                                               166,644

                                                                                             4,380,672
                                                                                       ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.89%
     8,456  Ball Corporation                                                                   426,098
     8,914  Crane Company                                                                      176,141
    22,366  Fortune Brands Incorporated                                                      1,057,688
    45,659  Illinois Tool Works Incorporated                                                 2,663,289
    67,791  Lockheed Martin Corporation                                                      4,384,044
    73,934  Masco Corporation                                                                1,445,410
     8,696  Snap-On Incorporated                                                               199,834

                                                                                            10,352,504
                                                                                       ---------------

                                       81

SHARES      SECURITY NAME                                                                   VALUE
FOOD & KINDRED PRODUCTS - 4.53%
     5,395  Adolph Coors Company                                                       $       303,739
   129,437  Anheuser-Busch Companies Incorporated                                            6,549,512
    97,093  Archer-Daniels-Midland Company                                                   1,214,633
    61,129  Campbell Soup Company                                                            1,349,728
   369,920  Coca-Cola Company                                                               17,741,363
    66,813  Coca-Cola Enterprises Incorporated                                               1,419,108
    80,043  ConAgra Foods Incorporated                                                       1,989,069
    54,804  General Mills Incorporated                                                       2,434,394
    52,298  Heinz (H J) Company                                                              1,745,184
    16,273  Hercules Incorporated+                                                             149,874
    20,361  Hershey Foods Corporation                                                        1,263,400
    61,113  Kellogg Company                                                                  2,032,007
    42,485  Pepsi Bottling Group Incorporated                                                  994,149
   264,095  PepsiCo Incorporated                                                             9,758,310
   116,906  Sara Lee Corporation                                                             2,138,211
    33,591  WM Wrigley Jr Company                                                            1,662,419

                                                                                            52,745,100
                                                                                       ---------------

FOOD STORES - 0.39%
    60,658  Albertson's Incorporated                                                         1,465,497
   117,541  Kroger Company+                                                                  1,657,328
    57,871  Starbucks Corporation+                                                           1,193,879
    20,951  Winn-Dixie Stores Incorporated                                                     274,877

                                                                                             4,591,581
                                                                                       ---------------

FORESTRY - 0.12%
    32,628  Weyerhaeuser Company                                                             1,428,128
                                                                                       ---------------

FURNITURE & FIXTURES - 0.24%
    13,228  Johnson Controls Incorporated                                                    1,016,175
    29,176  Leggett & Platt Incorporated                                                       577,393
    39,814  Newell Rubbermaid Incorporated                                                   1,229,058

                                                                                             2,822,626
                                                                                       ---------------

GENERAL MERCHANDISE STORES - 3.80%
    17,282  Big Lots Incorporated+                                                             273,574
    12,570  Dillard's Incorporated Class A                                                     253,663
    49,663  Dollar General Corporation                                                         666,477
    25,824  Family Dollar Stores Incorporated                                                  694,149
    30,027  Federated Department Stores Incorporated+                                          883,995
    39,836  J C Penney Company Incorporated                                                    634,189
    42,937  May Department Stores Company                                                      977,675
    47,083  Sears Roebuck & Company                                                          1,836,237
   135,198  Target Corporation                                                               3,991,045
    80,436  TJX Companies Incorporated                                                       1,367,412
   662,853  Wal-Mart Stores Incorporated                                                    32,638,882

                                                                                            44,217,298
                                                                                       ---------------

                                       82

SHARES      SECURITY NAME                                                                   VALUE
HEALTH SERVICES - 0.74%
    77,251  HCA Incorporated                                                           $     3,677,920
    35,523  Health Management Associates Incorporated Class A+                                 718,275
    59,069  HEALTHSOUTH Corporation+                                                           245,136
    14,653  Manor Care Incorporated+                                                           329,399
    72,841  Tenet Healthcare Corporation+                                                    3,605,630

                                                                                             8,576,360
                                                                                       ---------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-CONTRACTORS - 0.00%
     9,435  McDermott International Incorporated+                                               57,837
                                                                                       ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.05%
    27,547  Plum Creek Timber Company Incorporated                                             622,838
                                                                                       ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.30%
    43,524  Bed Bath & Beyond Incorporated+                                                  1,417,577
    47,892  Best Buy Company Incorporated+                                                   1,068,471
    31,289  Circuit City Stores-Circuit City Group                                             474,028
    25,563  RadioShack Corporation+                                                            512,794

                                                                                             3,472,870
                                                                                       ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.20%
    56,036  Hilton Hotels Corporation                                                          637,690
    36,033  Marriott International Incorporated Class A                                      1,044,597
    29,719  Starwood Hotels & Resorts Worldwide Incorporated                                   662,734

                                                                                             2,345,021
                                                                                       ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.01%
    58,121  3M Company                                                                       6,391,566
    10,706  American Standard Companies Incorporated+                                          681,116
    53,482  Apple Computer Incorporated+                                                       775,489
   245,157  Applied Materials Incorporated+                                                  2,831,563
    50,282  Baker Hughes Incorporated                                                        1,459,686
    12,002  Black & Decker Corporation                                                         503,244
    51,286  Caterpillar Incorporated                                                         1,908,865
 1,090,325  Cisco Systems Incorporated+                                                     11,426,606
     6,155  Cummins Incorporated                                                               145,381
    35,528  Deere & Company                                                                  1,614,748
   386,619  Dell Computer Corporation+                                                       9,093,279
    30,209  Dover Corporation                                                                  766,704
    10,506  Eaton Corporation                                                                  669,652
   328,378  EMC Corporation+                                                                 1,500,687
    48,287  Gateway Incorporated+                                                              143,412
   454,733  Hewlett-Packard Company                                                          5,306,734
   252,490  IBM Corporation                                                                 14,742,891
    25,210  Ingersoll-Rand Company Class A                                                     868,232
    12,913  International Game Technology+                                                     892,805
    29,452  Jabil Circuit Incorporated+                                                        435,301
    18,798  Lexmark International Incorporated+                                                883,506

                                       83

SHARES      SECURITY NAME                                                                   VALUE
    18,290  Pall Corporation                                                           $       288,799
    17,589  Parker Hannifin Corporation                                                        672,076
    35,524  Pitney Bowes Incorporated                                                        1,083,127
   122,771  Solectron Corporation+                                                             259,047
    12,761  Stanley Works                                                                      416,902
    34,194  Symbol Technologies Incorporated                                                   262,268
    70,297  United Technologies Corporation                                                  3,971,078

                                                                                            69,994,764
                                                                                       ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.38%
    40,647  AON Corporation                                                                    832,857
    25,259  Humana Incorporated+                                                               313,212
    79,835  Marsh & McLennan Companies Incorporated                                          3,324,329

                                                                                             4,470,398
                                                                                       ---------------

INSURANCE CARRIERS - 5.34%
    39,104  Ace Limited                                                                      1,157,869
    22,404  Aetna Incorporated                                                                 802,287
    77,078  AFLAC Incorporated                                                               2,365,524
   105,155  Allstate Corporation                                                             3,738,260
    15,779  AMBAC Financial Group Incorporated                                                 850,330
   389,049  American International Group Incorporated                                       21,280,980
    21,009  Anthem Incorporated+                                                             1,365,585
    25,601  Chubb Corporation                                                                1,403,703
    20,882  CIGNA Corporation                                                                1,477,402
    24,138  Cincinnati Financial Corporation                                                   858,830
    36,906  Hartford Financial Services Group                                                1,513,146
    22,025  Jefferson-Pilot Corporation                                                        883,203
    43,262  John Hancock Financial Services Incorporated                                     1,202,684
    27,450  Lincoln National Corporation                                                       838,598
    27,733  Loews Corporation                                                                1,189,468
    21,921  MBIA Incorporated                                                                  875,744
   104,595  MetLife Incorporated                                                             2,380,582
    15,302  MGIC Investment Corporation                                                        624,781
    51,693  Principal Financial Group Incorporated+                                          1,353,323
    32,446  Progressive Corporation                                                          1,642,741
    86,461  Prudential Financial Incorporated+                                               2,469,326
    19,044  Safeco Corporation                                                                 605,218
    33,726  St Paul Companies Incorporated                                                     968,611
    17,760  Torchmark Corporation                                                              608,458
   149,021  Travelers Property Casualty Corporation Class B+                                 2,016,254
    45,217  UnitedHealth Group Incorporated                                                  3,943,827
    35,972  UnumProvident Corporation                                                          732,030
    21,710  Wellpoint Health Networks Incorporated+                                          1,591,343
    20,234  XL Capital Limited Class A                                                       1,487,199

                                                                                            62,227,306
                                                                                       ---------------

                                       84

SHARES      SECURITY NAME                                                                   VALUE
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.05%
    34,314  Georgia-Pacific Corporation                                                $       449,170
    15,585  Louisiana-Pacific Corporation+                                                     100,835

                                                                                               550,005
                                                                                       ---------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.62%
    69,183  Agilent Technologies Incorporated+                                                 903,530
    19,263  Allergan Incorporated                                                            1,047,907
    31,650  Applera Corporation-Applied Biosystems Group                                       579,195
     8,034  Bausch & Lomb Incorporated                                                         266,488
    89,871  Baxter International Incorporated                                                2,745,559
    38,257  Becton Dickinson & Company                                                       1,086,499
    39,235  Biomet Incorporated                                                              1,044,828
    60,634  Boston Scientific Corporation+                                                   1,913,609
     7,684  C R Bard Incorporated                                                              419,777
    22,534  Danaher Corporation                                                              1,281,058
    43,477  Eastman Kodak Company                                                            1,184,313
    45,558  Guidant Corporation+                                                             1,471,979
    28,182  KLA-Tencor Corporation+                                                            787,405
   180,817  Medtronic Incorporated                                                           7,616,012
     7,208  Millipore Corporation                                                              229,142
    18,629  PerkinElmer Incorporated                                                           101,528
    60,039  Raytheon Company                                                                 1,759,143
    27,689  Rockwell Automation Incorporated                                                   450,500
    26,360  St Jude Medical Incorporated+                                                      941,052
    29,458  Stryker Corporation                                                              1,696,781
    13,304  Tektronix Incorporated+                                                            218,585
    27,279  Teradyne Incorporated+                                                             261,878
    24,811  Thermo Electron Corporation+                                                       400,201
    19,549  Waters Corporation+                                                                474,063
   108,806  Xerox Corporation+                                                                 538,590
    29,029  Zimmer Holdings Incorporated+                                                    1,112,972

                                                                                            30,532,594
                                                                                       ---------------

METAL MINING - 0.20%
    21,592  Freeport-McMoRan Copper & Gold Incorporated Class B+                               290,628
    59,829  Newmont Mining Corporation                                                       1,645,896
    13,249  Phelps Dodge Corporation+                                                          339,572

                                                                                             2,276,096
                                                                                       ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.05%
    15,125  Vulcan Materials Company                                                           546,920
                                                                                       ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.53%
    25,802  Hasbro Incorporated                                                                287,176
    65,093  Mattel Incorporated                                                              1,172,325
    21,712  Tiffany & Company                                                                  465,288
   297,324  Tyco International Limited                                                       4,192,268

                                                                                             6,117,057
                                                                                       ---------------

                                       85

SHARES      SECURITY NAME                                                                   VALUE
MISCELLANEOUS RETAIL - 0.87%
    67,772  Costco Wholesale Corporation+                                              $     2,193,780
    58,505  CVS Corporation                                                                  1,483,102
    46,077  Office Depot Incorporated+                                                         568,590
    69,672  Staples Incorporated+                                                              891,105
    31,648  Toys R Us Incorporated+                                                            322,177
   152,663  Walgreen Company                                                                 4,695,914

                                                                                            10,154,668
                                                                                       ---------------

MOTION PICTURES - 0.40%
   304,141  Walt Disney Company                                                              4,604,695
                                                                                       ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.89%
   166,368  United Parcel Service Incorporated Class B                                      10,402,991
                                                                                       ---------------

NONDEPOSITORY CREDIT INSTITUTIONS - 2.63%
   198,038  American Express Company                                                         6,174,825
    33,017  Capital One Financial Corporation                                                1,152,954
    18,715  Countrywide Credit Industries Incorporated                                         882,412
   103,675  FHLMC                                                                            5,795,433
   148,276  FNMA                                                                             8,828,353
    67,773  Household International Incorporated                                             1,918,654
   190,400  MBNA Corporation                                                                 3,499,552
    43,063  Providian Financial Corporation+                                                   211,009
    23,049  SLM Corporation                                                                  2,146,784

                                                                                            30,609,976
                                                                                       ---------------

OIL & GAS EXTRACTION - 1.25%
    37,034  Anadarko Petroleum Corporation                                                   1,649,494
    21,429  Apache Corporation                                                               1,273,954
    23,359  BJ Services Company+                                                               607,334
    29,998  Burlington Resources Incorporated                                                1,150,723
    23,314  Devon Energy Corporation                                                         1,124,901
    17,312  EOG Resources Incorporated                                                         622,540
    14,958  Kerr-McGee Corporation                                                             649,776
    21,523  Nabors Industries Limited+                                                         704,878
    20,001  Noble Corporation+                                                                 620,031
    56,090  Occidental Petroleum Corporation                                                 1,591,834
    13,973  Rowan Companies Incorporated                                                       260,457
    86,050  Schlumberger Limited                                                             3,309,483
    47,571  Transocean Incorporated                                                            989,477

                                                                                            14,554,882
                                                                                       ---------------

PAPER & ALLIED PRODUCTS - 0.74%
     7,889  Bemis Company Incorporated                                                         389,717
     8,685  Boise Cascade Corporation                                                          198,018
    71,795  International Paper Company                                                      2,397,235
    77,018  Kimberly-Clark Corporation                                                       4,362,300

                                       86

SHARES      SECURITY NAME                                                                   VALUE
    29,794  MeadWestvaco Corporation                                                   $       572,343
    23,618  Pactiv Corporation+                                                                388,516
     7,992  Temple-Inland Incorporated                                                         308,731

                                                                                             8,616,860
                                                                                       ---------------

PERSONAL SERVICES - 0.19%
    25,323  Cintas Corporation                                                               1,061,540
    26,927  H&R Block Incorporated                                                           1,131,203

                                                                                             2,192,743
                                                                                       ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.42%
    13,298  Amerada Hess Corporation                                                           902,668
    10,277  Ashland Incorporated                                                               275,321
   159,166  ChevronTexaco Corporation                                                       11,022,246
   100,828  ConocoPhillips                                                                   4,662,287
 1,007,003  Exxon Mobil Corporation                                                         32,123,396
    46,169  Marathon Oil Corporation                                                         1,047,113
    11,373  Sunoco Incorporated                                                                343,010
    36,460  Unocal Corporation                                                               1,144,479

                                                                                            51,520,520
                                                                                       ---------------

PRIMARY METAL INDUSTRIES - 0.33%
   125,803  Alcoa Incorporated                                                               2,427,998
    12,016  Allegheny Technologies Incorporated                                                 83,151
    19,168  Engelhard Corporation                                                              456,773
    11,649  Nucor Corporation                                                                  441,497
    15,175  United States Steel Corporation                                                    176,182
    12,756  Worthington Industries Incorporated                                                238,537

                                                                                             3,824,138
                                                                                       ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.74%
     9,802  American Greetings Corporation Class A+                                            157,812
    12,528  Dow Jones & Company Incorporated                                                   481,200
    39,765  Gannett Company Incorporated                                                     2,870,238
    12,407  Knight-Ridder Incorporated                                                         699,879
    28,910  McGraw-Hill Companies Incorporated                                               1,769,870
     7,392  Meredith Corporation                                                               318,226
    22,586  New York Times Company Class A                                                   1,026,534
    16,886  RR Donnelley & Sons Company                                                        396,990
    45,022  Tribune Company                                                                  1,882,370
   262,967  Viacom Incorporated Class B+                                                    10,663,312

                                                                                            20,266,431
                                                                                       ---------------

RAILROAD TRANSPORTATION - 0.48%
    56,706  Burlington Northern Santa Fe Corporation                                         1,356,408
    31,725  CSX Corporation                                                                    836,906

                                       87

SHARES      SECURITY NAME                                                                 VALUE
    57,887  Norfolk Southern Corporation                                               $     1,168,739
    37,668  Union pacific corporation                                                        2,179,847

                                                                                             5,541,900
                                                                                       ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.23%
    10,956  Cooper Tire & Rubber Company                                                       176,830
    24,334  Goodyear Tire & Rubber Company                                                     216,329
    39,768  Nike Incorporated Class B                                                        1,717,182
     8,900  Reebok International Limited+                                                      222,945
    12,509  Sealed Air Corporation+                                                            211,277
     8,688  Tupperware Corporation                                                             144,395

                                                                                             2,688,958
                                                                                       ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.80%
    14,706  Bear Stearns Companies Incorporated                                                829,418
   203,396  Charles Schwab Corporation                                                       1,769,545
    38,733  Franklin Resources Incorporated                                                  1,204,596
    71,763  Goldman Sachs Group Incorporated                                                 4,738,511
    36,290  Lehman Brothers Holdings Incorporated                                            1,780,025
   128,953  Merrill Lynch & Company Incorporated                                             4,249,001
   163,315  Morgan Stanley                                                                   5,533,112
    33,144  Stilwell Financial Incorporated                                                    400,048
    18,248  T Rowe Price Group Incorporated                                                    455,470

                                                                                            20,959,726
                                                                                       ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.02%
   141,831  Corning Incorporated+                                                              226,930
                                                                                       ---------------

TOBACCO PRODUCTS - 1.16%
   315,010  Philip Morris Companies Incorporated                                            12,222,388
    13,345  RJ Reynolds Tobacco Holdings Incorporated                                          538,070
    25,220  UST Incorporated                                                                   711,456

                                                                                            13,471,914
                                                                                       ---------------

TRANSPORTATION BY AIR - 0.34%
    23,116  AMR Corporation+                                                                    96,625
    18,368  Delta Air Lines Incorporated                                                       170,639
    44,353  FedEx Corporation                                                                2,220,755
   115,181  Southwest Airlines Company                                                       1,504,264

                                                                                             3,992,283
                                                                                       ---------------

TRANSPORTATION EQUIPMENT - 2.17%
   125,069  Boeing Company                                                                   4,268,605
    13,428  Brunswick Corporation                                                              282,525
    22,142  Dana Corporation                                                                   289,617
    83,374  Delphi Corporation                                                                 712,848
   271,647  Ford Motor Company                                                               2,662,141

                                       88

SHARES      SECURITY NAME                                                                   VALUE
    30,101  General Dynamics Corporation                                               $     2,448,114
    83,502  General Motors Corporation                                                       3,248,228
    26,038  Genuine Parts Company                                                              797,804
    15,215  Goodrich Corporation                                                               287,259
    45,051  Harley-Davidson Incorporated                                                     2,092,619
   122,092  Honeywell International Incorporated                                             2,644,513
    13,660  ITT Industries Incorporated                                                        851,428
     9,011  Navistar International Corporation+                                                195,358
    16,834  Northrop Grumman Corporation                                                     2,088,089
    17,269  PACCAR Incorporated                                                                583,520
    20,583  Textron Incorporated                                                               701,880
    19,167  TRW Incorporated                                                                 1,122,228

                                                                                            25,276,776
                                                                                       ---------------

TRANSPORTATION SERVICES - 0.04%
    21,589  Sabre Holdings Corporation+                                                        417,747
                                                                                       ---------------

WATER TRANSPORTATION - 0.19%
    87,426  Carnival Corporation                                                             2,194,393
                                                                                       ---------------

WHOLESALE TRADE-DURABLE GOODS - 2.13%
    13,872  Grainger (W W) Incorporated                                                        590,254
   443,389  Johnson & Johnson                                                               23,978,477
    19,479  Visteon Corporation                                                                184,466

                                                                                            24,753,197
                                                                                       ---------------

WHOLESALE TRADE-NONDURABLE GOODS - 1.02%
    15,781  AmerisourceBergen Corporation                                                    1,127,079
    10,191  Brown-Forman Corporation Class B                                                   682,287
    67,310  Cardinal Health Incorporated                                                     4,186,682
    43,221  McKesson Corporation                                                             1,224,451
    69,518  Safeway Incorporated+                                                            1,550,251
    19,930  Supervalu Incorporated                                                             321,870
    98,855  Sysco Corporation                                                                2,806,493

                                                                                            11,899,113
                                                                                       ---------------

TOTAL COMMON STOCK (COST $1,259,816,382)                                                 1,116,944,721
                                                                                       ---------------

REAL ESTATE INVESTMENT TRUST - 0.31%
    62,405  Equity Office Properties Trust                                                   1,611,297
    41,061  Equity Residential                                                                 983,000
    27,647  Simon Property Group Incorporated                                                  987,827

TOTAL REAL ESTATE INVESTMENT TRUST (COST $4,089,067)                                         3,582,124
                                                                                       ---------------

RIGHTS - 0.00%
    32,300  Seagate(a)                                                                               0
                                                                                       ---------------

TOTAL RIGHTS (COST $0)                                                                               0
                                                                                       ---------------

                                       89

PRINCIPAL     SECURITY NAME                              INTEREST RATE  MATURITY DATE      VALUE
SHORT-TERM INVESTMENTS - 3.68%

REPURCHASE AGREEMENT - 3.39%
$39,522,000   Credit Suisse First Boston - 102%
               Collateralized by US Government
               Securities                                     1.96%         10/1/02    $    39,522,000
                                                                                       ---------------

US TREASURY BILLS - 0.29%
 1,440,000    US Treasury Bills#                              1.80^        10/10/02          1,439,450
 2,005,000    US Treasury Bills#                              1.71^        12/19/02          1,998,181

                                                                                             3,437,631
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $42,959,009)                                             42,959,631
                                                                                       ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,306,864,458)*                           99.93%                                $ 1,163,486,476
Other Assets and Liabilities, Net                 0.07                                         779,384
                                                ------                                 ---------------
TOTAL NET ASSETS                                100.00%                                $ 1,164,265,860
                                                ------                                 ---------------

+   NON-INCOME EARNING SECURITIES.
#   SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.
^   YIELD TO MATURITY.
++  SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $7,604,304.
(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES ADOPTED BY THE BOARD OF DIRECTORS.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $1,309,899,244 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                     $  253,556,738
   Gross Unrealized Depreciation                       (399,969,506)
                                                     --------------
   NET UNREALIZED DEPRECIATION                       $ (146,412,768)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   INTERNATIONAL EQUITY PORTFOLIO

SHARES      SECURITY NAME                                                                  VALUE
COMMON STOCK - 96.81%

AUSTRALIA - 4.43%
 2,216,806  BHP Billiton Limited (Oil & Gas Extraction)                                $    10,900,646
 1,903,000  Foster's Group Limited (Food & Kindred Products)                                 4,766,677
 1,183,900  News Corporation Limited (Printing, Publishing & Allied Industries)              5,654,313

                                                                                            21,321,636
                                                                                       ---------------

BRAZIL - 0.74%
   242,000  Aracruz Celulose SA ADR (Paper & Allied Products)                                3,547,720
                                                                                       ---------------

CANADA - 2.72%
   170,200  Bombardier Incorporated (Transportation Equipment)+                                467,824
   355,100  Loblaw Companies Limited (Food Stores)                                          12,599,153

                                                                                            13,066,977
                                                                                       ---------------

FINLAND - 1.15%
   137,400  Nokia Oyj (Services)                                                             1,826,315
   381,500  Stora Enso Oyj (Paper & Allied Products)                                         3,694,769

                                                                                             5,521,084
                                                                                       ---------------

FRANCE - 9.18%
   158,800  Aventis SA (Chemicals & Allied Products)                                         8,317,505
    54,100  Cap Gemini SA (Business Services)                                                  866,122
    46,813  Groupe Danone (Food & Kindred Products)                                          5,644,078
    58,800  Lafarge SA (Business Services/Computer Software)                                 4,695,214
    54,505  Sanofi-Synthelabo SA (Chemicals & Allied Products)                               3,072,973
   216,900  Suez Lyonnaise des Eaux (Electric, Gas & Sanitary Services)                      3,412,474
   116,700  Television Francaise (TF1) (Communications)                                      2,478,415
   119,200  Total Fina Elf (Oil & Gas Extraction)                                           15,690,875

                                                                                            44,177,656
                                                                                       ---------------

GERMANY - 4.06%
    53,600  Allianz AG (Insurance Carriers)                                                  4,613,703
    72,400  Deutsche Bank AG (Foreign Depository Institutions)                               3,312,732
   120,200  E.ON AG (Electric, Gas & Sanitary Services)                                      5,666,169
    25,900  Muenchener Rueckversicherungs-Gesellschaft AG (Business Services)                2,641,473
    73,700  SAP AG (Services)                                                                3,277,530

                                                                                            19,511,607
                                                                                       ---------------

HONG KONG - 1.90%
   728,525  Cheung Kong Holdings Limited (Real Estate)                                       4,595,571
 1,967,430  China Mobile Limited (Communications)+                                           4,540,479

                                                                                             9,136,050
                                                                                       ---------------

HUNGARY - 0.38%
   598,100  Magyar Tavkozlesi Rt (Matav) (Communications)                                    1,823,979
                                                                                       ---------------

                                       91

SHARES      SECURITY NAME                                                                   VALUE
IRELAND - 1.20%
   170,379  Ryanair Holdings plc ADR (Transportation By Air)+                          $     5,774,144
                                                                                       ---------------

ITALY - 2.90%
   707,800  ENI SpA (Oil & Gas Extraction)                                                   9,708,826
   754,400  San Paolo IMI SpA (Nondepository Credit InstitutionS)                            4,242,097

                                                                                            13,950,923
                                                                                       ---------------

JAPAN - 19.00%
    43,600  Aiful Corporation (Foreign Depository Institutions)                              2,517,726
   283,725  Canon Incorporated (Measuring, Analyzing, &
              Controlling Instruments; Photographic, Medical & Optical Goods)                9,275,712
   202,185  Fuji Photo Film Company (Measuring, Analyzing, &
              Controlling Instruments; Photographic, Medical & Optical Goods)                6,028,678
   150,000  Fujisawa Pharmaceutical Company Limited (Chemicals & Allied Products)            3,080,334
   135,085  Konami Corporation (Electronic & Other Electrical
              Equipment & Components, Except Computer Equipment)                             3,473,106
    25,000  Murata Manufacturing Company Limited (Electronic &
              Other Electrical Equipment & Components, Except Computer Equipment)            1,273,205
    91,480  Nintendo Company Limited (Miscellaneous Manufacturing Industries)               10,655,380
   458,770  Nomura Holdings Incorporated (Security & Commodity
              Brokers, Dealers, Exchanges & Services)                                        6,029,504
     1,712  NTT DoCoMo Incorporated (Services)                                               2,925,052
   178,030  Ricoh Company Limited (Electronic & Other Electrical
              Equipment & Components, Except Computer Equipment)                             3,092,930
    80,100  Rinnai Corporation (Building Materials, Hardware,
              Garden Supply & Mobile Home Dealers)                                           1,878,474
   128,600  Secom Company Limited (Security Systems Services)                                5,144,421
   257,240  Seven-Eleven Japan Company Limited (Miscellaneous Retail)                        8,705,672
   279,900  Sharp Corporation (Electronic & Other Electrical
              Equipment & Components, Except Computer Equipment)                             2,687,720
   146,300  Sony Corporation (Capital Equipment)                                             6,140,897
    81,500  Takeda Chemical Industries (Chemicals & Allied Products)                         3,287,045
   107,100  Tostem Inax Holding Corporation (Building Materials,
              Hardware, Garden Supply & Mobile Home Dealers)                                 1,561,544
   530,900  Toyota Motor Corporation (Transportation Equipment)                             13,649,715

                                                                                            91,407,115
                                                                                       ---------------

KOREA, REPUBLIC OF - 2.28%
   104,300  Kookmin Bank ADR (Domestic Depository Institutions)                              3,695,349
    57,750  KT Corporation (Communications)                                                  2,577,642
    78,200  KT Corporation ADR (Communications)                                              1,734,476
    49,300  Samsung Electronics GDR (Electronic & Other
            Electrical Equipment & Components, Except Computer
            Equipment)                                                                       2,951,374

                                                                                            10,958,841
                                                                                       ---------------

LUXEMBOURG - 0.48%
   227,600  Arcelor (Primary Metal Industries)+                                              2,307,737
                                                                                       ---------------

MEXICO - 4.18%
 3,514,600  America Movil SA de CV (Communications)                                          2,126,731
 1,695,300  Grupo Televisa SA Series CPO (Communications)+                                   2,141,189
 3,762,700  Telefonos de Mexico SA de CV Series L
            (Communications)                                                                 5,307,768
 4,349,500  Wal-Mart de Mexico SA de CV Series V
            (General Merchandise Stores)                                                    10,523,509

                                                                                            20,099,197
                                                                                       ---------------

                                       92

SHARES      SECURITY NAME                                                                   VALUE
NETHERLANDS - 6.30%
   285,200  ASML Holding NV (Electronic & Other Electrical
              Equipment & Components, Except Computer Equipment)+                      $     1,753,100
    83,200  Heineken NV (Food & Kindred Products)                                            3,265,051
   526,400  Koninklijke (Royal) Philips Electronics NV
              (Electronic & Other Electrical Equipment &
              Components, Except Computer Equipment)                                         7,647,155
   283,600  Royal Dutch Petroleum Company (Petroleum Refining &
              Related Industries)                                                           11,448,932
   370,300  TNT Post Group NV (Transportation Services)                                      6,206,493

                                                                                            30,320,731
                                                                                       ---------------

SINGAPORE - 1.61%
 1,228,280  DBS Group Holdings Limited (Nondepository Credit
              Institutions)                                                                  7,740,505
                                                                                       ---------------

SPAIN - 1.64%
   893,800  Banco Santander Central Hispano SA (Foreign
              Depository Institutions)                                                       4,566,649
   448,550  Telefonica SA (Communications)+                                                  3,342,334

                                                                                             7,908,983
                                                                                       ---------------

SWITZERLAND - 9.90%
   177,000  Adecco SA (Business Services)                                                    5,989,228
   150,200  Credit Suisse Group (Foreign Depository Institutions)                            2,946,457
    80,100  Nestle SA (Food & Kindred Products)                                             17,507,365
   232,700  Novartis AG (Chemicals & Allied Products)                                        9,200,781
   311,300  STMicroelectronics NV (Electronic & Other Electrical
              Equipment & Components, Except Computer Equipment)                             4,187,009
    63,760  Swiss Reinsurance (Financial)                                                    3,585,694
   101,000  UBS AG (Financial)                                                               4,202,563

                                                                                            47,619,097
                                                                                       ---------------

TAIWAN - 0.59%
   807,200  Ase Test Limited (Electronic & Other Electrical
              Equipment & Components, Except Computer Equipment)+                            2,849,416
                                                                                       ---------------

UNITED KINGDOM - 22.17%
    92,200  Amvescap plc (Security & Commodity Brokers, Dealers,
              Exchanges & Services)                                                            436,438
 1,188,200  ARM Holdings plc (Electronic & Other Electrical
              Equipment & Components, Except Computer Equipment)+                            2,317,054
 1,263,600  BAE Systems plc (Fabricated Metal Products, Except
              Machinery & Transportation Equipment)                                          3,815,361
 1,066,600  Barclays plc (Foreign Depository Institutions)                                   6,231,394
   622,300  Boots Company plc (Retail)                                                       5,172,132
 1,276,400  BP Amoco plc (Oil & Gas Extraction)                                              8,531,012
   290,500  British Sky Broadcasting Group plc (Communications)+                             2,341,342
 1,139,255  Capita Group plc (Health Services)                                               3,547,407
 1,002,800  Centrica plc (Electric, Gas & Sanitary Services)                                 2,613,922
 1,192,200  Compass Group plc (Eating & Drinking Places)                                     4,968,437
 1,203,100  Diageo plc (Eating & Drinking Places)                                           14,928,067
   200,200  GlaxoSmithKline plc (Chemicals & Allied Products)                                3,872,523
    89,600  GlaxoSmithKline plc ADR (Chemicals & Allied Products)                            3,443,328
 1,673,400  Granada plc (Communications)                                                     1,769,770
   541,120  HSBC Holdings plc (Nondepository Credit Institutions)+                           5,567,606
   982,200  Lloyds TSB Group plc (Foreign Depository Institutions)                           7,252,043

                                       93

SHARES      SECURITY NAME                                                                   VALUE
   532,400  Pearson plc (Printing, Publishing & Allied Industries)                     $     4,265,865
   546,700  Royal Bank of Scotland Group plc (Foreign Depository Institutions)              10,317,041
   235,400  Shire Pharmaceuticals Group plc (Chemicals & Allied Products)+                   1,906,508
   806,200  Tesco plc (Food & Kindred Products)                                              2,608,600
 4,068,600  Vodafone Airtouch plc (Communications)                                           5,214,677
   441,300  William Morrison Supermarkets plc (Food & Kindred Products)                      1,485,158
   606,000  WPP Group plc (Communications)                                                   4,064,588

                                                                                           106,670,273
                                                                                       ---------------

TOTAL COMMON STOCK (COST $602,957,661)                                                     465,713,671
                                                                                       ---------------

PRINCIPAL                                                INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENT - 6.54%

REPURCHASE AGREEMENT - 6.54%
$ 31,439,541 Goldman Sachs & Company - 102%
               Collateralized by
               US Government Securities                     1.96%          10/1/02          31,439,541
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENT (COST $31,439,541)                                              31,439,541
                                                                                       ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $634,397,202)*                           103.35%                                 $   497,153,212
Other Assets and Liabilities, Net               (3.35)                                     (16,111,472)
                                               ------                                  ---------------
TOTAL NET ASSETS                               100.00%                                 $   481,041,740
                                               ------                                  ---------------

+  NON-INCOME EARNING SECURITIES.
*  COST FOR FEDERAL INCOME TAX PURPOSES IS $636,432,838 AND NET
   UNREALIZED DEPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                      $   12,793,907
   Gross Unrealized Depreciation                        (152,073,533)
                                                      --------------
   NET UNREALIZED DEPRECIATION                        $ (139,279,626)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   LARGE CAP APPRECIATION PORTFOLIO

SHARES      SECURITY NAME                                                                   VALUE
COMMON STOCK - 96.26%

APPAREL & ACCESSORY STORES - 0.47%
     4,900  Kohl's Corporation+                                                        $       297,969
                                                                                       ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
MATERIALS - 0.50%
    10,300  Jones Apparel Group Incorporated+                                                  316,210
                                                                                       ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.22%
     9,800  Autozone Incorporated+                                                             772,828
                                                                                       ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
BUILDERS - 2.21%
    17,500  Centex Corporation                                                                 776,125
    33,500  DR Horton Incorporated                                                             623,770
                                                                                       ---------------

                                                                                             1,399,895
                                                                                       ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
DEALERS - 1.60%
    20,000  Home Depot Incorporated                                                            522,000
    11,900  Lowe's Companies Incorporated                                                      492,660

                                                                                             1,014,660
                                                                                       ---------------

BUSINESS SERVICES - 7.80%
    15,300  Affiliated Computer Services Incorporated Class A+                                 651,015
    66,500  Cendant Corporation+                                                               715,540
     8,800  Electronic Arts Incorporated+                                                      580,448
    17,900  Intuit Incorporated+                                                               814,987
    43,600  Microsoft Corporation+                                                           1,904,885
    18,600  Veritas Software Corporation+                                                      273,606

                                                                                             4,940,481
                                                                                       ---------------

CHEMICALS & ALLIED PRODUCTS - 12.38%
    18,300  Amgen Incorporated+                                                                763,110
    10,500  Barr Laboratories Incorporated+                                                    654,045
    14,900  Chiron Corporation+                                                                520,606
    13,200  Colgate-Palmolive Company                                                          712,140
     8,400  E I du Pont de Nemours & Company                                                   302,988
    12,400  Ecolab Incorporated                                                                517,452
     9,800  Forest Laboratories Incorporated+                                                  803,698
    22,100  Gilead Sciences Incorporated+                                                      741,013
    23,300  Gillette Company                                                                   689,680
    30,200  King Pharmaceuticals Incorporated+                                                 548,734
    28,400  Pfizer Incorporated                                                                824,168
     8,500  Procter & Gamble Company                                                           759,730

                                                                                             7,837,364
                                                                                       ---------------

COMMUNICATIONS - 1.11%
    92,700  Nextel Communications Incorporated Class A+                                        699,885
                                                                                       ---------------

                                       95

SHARES      SECURITY NAME                                                                   VALUE
DOMESTIC DEPOSITORY INSTITUTIONS - 7.51%
    13,700  BB&T Corporation                                                           $       480,048
    22,900  Citigroup Incorporated                                                             678,985
    13,100  First Tennessee National Corporation                                               454,177
    26,100  KeyCorp                                                                            651,717
    13,900  North Fork Bancorporation Incorporated                                             525,976
    49,600  Sovereign Bancorp Incorporated                                                     639,840
    14,500  TCF Financial Corporation                                                          613,785
    21,800  Wachovia Corporation                                                               712,642

                                                                                             4,757,170
                                                                                       ---------------

EATING & DRINKING PLACES - 2.91%
    27,600  Darden Restaurants Incorporated                                                    669,024
    15,400  Wendy's International Incorporated                                                 509,894
    23,900  Yum! Brands Incorporated+                                                          662,269

                                                                                             1,841,187
                                                                                       ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT - 6.32%
    30,000  General Electric Company                                                           739,500
    43,300  Intel Corporation                                                                  601,437
    14,400  L-3 Communications Holdings Incorporated+                                          758,880
    39,300  Microchip Technology Incorporated+                                                 803,685
    64,100  Motorola Incorporated                                                              652,538
    17,100  QLogic Corporation+                                                                445,284

                                                                                             4,001,324
                                                                                       ---------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED
SERVICES - 1.15%
    15,000  Moody's Corporation                                                                727,500
                                                                                       ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
EQUIPMENT - 3.33%
    13,600  Fortune Brands Incorporated                                                        643,144
    12,800  Lockheed Martin Corporation                                                        827,776
    32,600  Masco Corporation                                                                  637,330

                                                                                             2,108,250
                                                                                       ---------------

FOOD & KINDRED PRODUCTS - 2.44%
    13,200  Anheuser-Busch Companies Incorporated                                              667,920
    13,500  Pepsi Bottling Group Incorporated                                                  315,900
    15,100  PepsiCo Incorporated                                                               557,945

                                                                                             1,541,765
                                                                                       ---------------

FURNITURE & FIXTURES - 0.99%
    20,300  Newell Rubbermaid Incorporated                                                     626,661
                                                                                       ---------------

GENERAL MERCHANDISE STORES - 2.31%
    29,700  Wal-Mart Stores Incorporated                                                     1,462,428
                                                                                       ---------------

                                       96

SHARES      SECURITY NAME                                                                   VALUE
HEALTH SERVICES - 1.96%
    15,300  HCA Incorporated                                                           $       728,433
    10,350  Tenet Healthcare Corporation+                                                      512,325

                                                                                             1,240,758
                                                                                       ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 1.19%
    20,200  MGM Mirage Incorporated+                                                           753,460
                                                                                       ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.91%
     6,000  3M Company                                                                         659,820
    58,100  Cisco Systems Incorporated+                                                        608,888
     7,300  Deere & Company                                                                    331,785
    30,400  Dell Computer Corporation+                                                         715,008
     8,100  IBM Corporation                                                                    472,959
     5,100  International Game Technology+                                                     352,614
    11,600  Lexmark International Incorporated+                                                545,200
     6,200  SPX Corporation+                                                                   625,580
    16,100  Varian Medical Systems Incorporated+                                               692,139

                                                                                             5,003,993
                                                                                       ---------------

INSURANCE CARRIERS - 4.07%
    13,300  Aetna Incorporated                                                                 476,273
    18,600  American International Group Incorporated                                        1,017,420
         0  Travelers Property Casualty Corporation Class A+                                         3
     6,100  UnitedHealth Group Incorporated                                                    532,042
     7,500  Wellpoint Health Networks Incorporated+                                            549,750

                                                                                             2,575,488
                                                                                       ---------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 2.93%
    13,700  Medtronic Incorporated                                                             577,044
     5,300  Raytheon Company                                                                   155,290
    23,700  Rockwell Automation Incorporated                                                   385,599
    19,300  Zimmer Holdings Incorporated+                                                      739,962

                                                                                             1,857,895
                                                                                       ---------------

MISCELLANEOUS RETAIL - 0.90%
    44,600  Staples Incorporated+                                                              570,434
                                                                                       ---------------

NONDEPOSITORY CREDIT INSTITUTIONS - 3.64%
    11,400  American Express Company                                                           355,452
    12,900  Countrywide Credit Industries Incorporated                                         608,235
    11,400  FNMA                                                                               678,756
     7,100  SLM Corporation                                                                    661,294

                                                                                             2,303,737
                                                                                       ---------------

                                       97

SHARES      SECURITY NAME                                                                   VALUE
OIL & GAS EXTRACTION - 3.98%
    15,400  Burlington Resources Incorporated                                          $       590,744
    14,000  Devon Energy Corporation                                                           675,500
    25,700  Occidental Petroleum Corporation                                                   729,366
    26,300  Ocean Energy Incorporated                                                          524,685

                                                                                             2,520,295
                                                                                       ---------------

PERSONAL SERVICES - 0.95%
    14,300  H&R Block Incorporated                                                             600,743
                                                                                       ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.46%
    18,300  Tribune Company                                                                    765,123
    19,600  Viacom Incorporated Class B+                                                       794,780

                                                                                             1,559,903
                                                                                       ---------------

RAILROAD TRANSPORTATION - 1.02%
    11,200  Union Pacific Corporation                                                          648,144
                                                                                       ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.11%
    12,500  Bear Stearns Companies Incorporated                                                705,000
                                                                                       ---------------

TRANSPORTATION EQUIPMENT - 4.40%
    15,700  Harley-Davidson Incorporated                                                       729,265
    10,500  ITT Industries Incorporated                                                        654,465
     6,000  Northrop Grumman Corporation                                                       744,240
    11,700  United Technologies Corporation                                                    660,933

                                                                                             2,788,903
                                                                                       ---------------

WHOLESALE TRADE-DURABLE GOODS - 2.43%
    28,500  Johnson & Johnson                                                                1,541,280
                                                                                       ---------------

WHOLESALE TRADE-NONDURABLE GOODS - 3.06%
    16,900  Dean Foods Company+                                                                672,282
    21,400  McKesson Corporation                                                               606,262
    23,300  Sysco Corporation                                                                  661,487

                                                                                             1,940,031
                                                                                       ---------------

TOTAL COMMON STOCK (COST $68,081,800)                                                       60,955,641
                                                                                       ---------------

                                       98

PRINCIPAL   SECURITY NAME                                INTEREST RATE  MATURITY DATE      VALUE
SHORT-TERM INVESTMENT - 1.99%

REPURCHASE AGREEMENT - 1.99%
$ 1,257,466 Goldman Sachs & Company - 102%
            Collateralized by
            US Government Securities                           1.96%       10/1/02     $     1,257,466
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENT (COST $1,257,466)                                                1,257,466
                                                                                       ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $69,339,266)*                             98.25%                                 $    62,213,107
Other Assets and Liabilities, Net                1.75                                        1,110,431
                                               ------                                  ---------------
TOTAL NET ASSETS                               100.00%                                 $    63,323,538
                                               ------                                  ---------------

+  NON-INCOME EARNING SECURITIES.
*  COST FOR FEDERAL INCOME TAX PURPOSES IS $69,576,187 AND NET
   UNREALIZED DEPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                       $    1,968,062
   Gross Unrealized Depreciation                           (9,331,142)
                                                       --------------
   NET UNREALIZED DEPRECIATION                         $   (7,363,080)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   LARGE COMPANY GROWTH PORTFOLIO

SHARES      SECURITY NAME                                                                    VALUE
COMMON STOCK - 98.81%

APPAREL & ACCESSORY STORES - 3.22%
 1,065,700  Kohl's Corporation+                                                        $    64,805,217
                                                                                       ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 8.57%
 1,001,100  Fastenal Company                                                                31,614,738
 2,864,617  Home Depot Incorporated                                                         74,766,504
 1,599,400  Lowe's Companies Incorporated                                                   66,215,160

                                                                                           172,596,402
                                                                                       ---------------

BUSINESS SERVICES - 28.02%
   640,200  Automatic Data Processing Incorporated                                          22,259,754
   583,700  BISYS Group Incorporated+                                                        9,753,627
 3,077,900  Concord EFS Incorporated+                                                       48,877,052
   655,400  DST Systems Incorporated+                                                       19,314,638
 1,596,500  eBay Incorporated+                                                              84,311,165
 3,665,800  First Data Corporation                                                         102,459,110
 2,093,468  Fiserv Incorporated+                                                            58,784,581
 3,152,300  IMS Health Incorporated                                                         47,189,931
 2,951,160  Microsoft Corporation+                                                         128,936,180
 1,333,300  Sungard Data Systems Incorporated+                                              25,932,685
 1,088,500  Veritas Software Corporation+                                                   16,011,835

                                                                                           563,830,558
                                                                                       ---------------

CHEMICALS & ALLIED PRODUCTS - 8.31%
 1,577,200  Amgen Incorporated+                                                             65,769,240
 3,495,875  Pfizer Incorporated                                                            101,450,292

                                                                                           167,219,532
                                                                                       ---------------

DOMESTIC DEPOSITORY INSTITUTIONS - 1.67%
   869,400  State Street Corporation                                                        33,593,616
                                                                                       ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
 COMPUTER EQUIPMENT - 7.59%
 6,565,700  Intel Corporation                                                               91,197,573
 4,651,100  Nokia OYJ ADR                                                                   61,627,075

                                                                                           152,824,648
                                                                                       ---------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 4.00%
 3,313,610  Paychex Incorporated                                                            80,586,995
                                                                                       ---------------

GENERAL MERCHANDISE STORES - 3.05%
 1,247,400  Wal-Mart Stores Incorporated                                                    61,421,976
                                                                                       ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.48%
 5,567,000  Cisco Systems Incorporated+                                                     58,342,160
 2,579,700  EMC Corporation+                                                                11,789,229

                                                                                            70,131,389
                                                                                       ---------------

                                       100

SHARES      SECURITY NAME                                                                    VALUE
INSURANCE CARRIERS - 4.91%
 1,807,516  American International Group Incorporated                                  $    98,871,125
                                                                                       ---------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL
 GOODS - 6.71%
 3,203,800  Medtronic Incorporated                                                         134,944,056
                                                                                       ---------------

MISCELLANEOUS RETAIL - 3.79%
 2,354,850  Costco Wholesale Corporation+                                                   76,226,495
                                                                                       ---------------

PERSONAL SERVICES - 3.47%
 1,666,250  Cintas Corporation                                                              69,849,200
                                                                                       ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 9.11%
 8,604,987  Charles Schwab Corporation                                                      74,863,387
 1,641,350  Goldman Sachs Group Incorporated                                               108,378,341

                                                                                           183,241,728
                                                                                       ---------------

WHOLESALE TRADE-NONDURABLE GOODS - 2.91%
   941,400  Cardinal Health Incorporated                                                    58,555,080
                                                                                       ---------------

TOTAL COMMON STOCK (COST $2,322,156,798)                                                 1,988,698,017
                                                                                       ---------------
WARRANTS - 0.00%
     1,286  Acclaim Entertainment Incorporated                                                       0
     2,954  Per-Se Technologies Incorporated                                                        59

TOTAL WARRANTS (COST $0)                                                                            59
                                                                                       ---------------

                                       101

PRINCIPAL    SECURITY NAME                               INTEREST RATE  MATURITY DATE       VALUE
SHORT-TERM INVESTMENT - 2.33%

REPURCHASE AGREEMENT - 2.33%
$ 46,806,543 Goldman Sachs & Company - 102%
               Collateralized by US
               Government Securities                          1.96%         10/1/02    $    46,806,543
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENT (COST $46,806,543)                                              46,806,543
                                                                                       ---------------

TOTAL INVESTMENTS IN SECURITIES
(Cost $2,368,963,341)*                         101.14%                                 $ 2,035,504,619
Other Assets and Liabilities, Net               (1.14)                                     (22,986,592)
                                               ------                                  ---------------
TOTAL NET ASSETS                               100.00%                                 $ 2,012,518,027
                                               ------                                  ---------------

+  NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $2,371,555,888 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                      $  299,645,674
   Gross Unrealized Depreciation                        (635,696,943)
                                                      --------------
   NET UNREALIZED DEPRECIATION                        $ (336,051,269)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SMALL CAP BASIC VALUE PORTFOLIO

SHARES      SECURITY NAME                                                                   VALUE
COMMON STOCK - 56.15%

APPAREL & ACCESSORY STORES - 3.53%
     2,500  Buckle Incorporated+                                                       $        50,250
     3,500  DEB Shops Incorporated                                                              87,255
     8,450  JOS A Bank Clothiers Incorporated+                                                 151,340

                                                                                               288,845
                                                                                       ---------------

BUSINESS SERVICES - 0.55%
     6,500  Elite Information Group Incorporated+                                               45,240
                                                                                       ---------------

CHEMICALS & ALLIED PRODUCTS - 2.72%
     2,500  Chattem Incorporated+                                                              102,075
     3,000  Georgia Gulf Corporation                                                            68,610
     4,000  NBTY Incorporated+                                                                  51,920

                                                                                               222,605
                                                                                       ---------------

DOMESTIC DEPOSITORY INSTITUTIONS - 7.24%
     5,000  Colonial BancGroup Incorporated                                                     62,000
     2,100  F&M Bancorp                                                                         66,360
     2,500  FNB Corporation                                                                     70,050
     2,400  Pacific Capital Bancorp                                                             65,179
     3,700  Prosperity Bancshares Incorporated                                                  63,011
     3,000  Provident Bankshares Corporation                                                    64,740
     3,000  Summit Bancshares Incorporated                                                      63,150
     2,000  United Bankshares Incorporated                                                      58,020
     2,500  Whitney Holding Corporation                                                         79,775

                                                                                               592,285
                                                                                       ---------------

EATING & DRINKING PLACES - 1.08%
     5,000  Friendly Ice Cream Corporation+                                                     37,250
     7,500  Rubio's Restaurants Incorporated+                                                   51,525

                                                                                                88,775
                                                                                       ---------------
ELECTRIC, GAS & SANITARY SERVICES - 6.59%
    26,475  Aquila Incorporated                                                                108,547
    13,300  CMS Energy Corporation                                                             107,198
     4,500  Energen Corporation                                                                113,895
     2,500  Hawaiian Electric Industries                                                       107,750
     8,500  Southwestern Energy Company+                                                       102,000

                                                                                               539,390
                                                                                       ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
 EQUIPMENT - 4.01%
     3,000  A O Smith Corporation                                                               85,260
     5,000  Hutchinson Technology Incorporated+                                                 80,750
     2,500  Moog Incorporated+                                                                  70,650
     7,500  Rayovac Corporation+                                                                91,500

                                                                                               328,160
                                                                                       ---------------

                                       103

SHARES      SECURITY NAME                                                                   VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.80%
    12,500  Crown Cork & Seal Company Incorporated+                                    $        65,625
                                                                                       ---------------

FOOD & KINDRED PRODUCTS - 3.45%
     5,000  Bunge Limited                                                                      121,000
       300  Farmer Brothers Company                                                             97,501
     5,000  Lance Incorporated                                                                  63,750

                                                                                               282,251
                                                                                       ---------------

HEALTH SERVICES - 1.31%
     5,000  Sunrise Assisted Living Incorporated+                                              107,250
                                                                                       ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.99%
     3,025  Cost Plus Incorporated+                                                             81,221
                                                                                       ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.15%
     2,500  Briggs & Stratton Corporation                                                       93,850
    15,000  Cray Incorporated+                                                                  59,250
     4,250  Lufkin Industries Incorporated                                                     104,550

                                                                                               257,650
                                                                                       ---------------

INSURANCE CARRIERS - 2.34%
     5,750  Ohio Casualty Corporation+                                                          93,610
     5,750  Scottish Annuity & Life Holdings Limited                                            98,038

                                                                                               191,648
                                                                                       ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.79%
    10,000  Louisiana-Pacific Corporation+                                                      64,700
                                                                                       ---------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL
 GOODS - 1.43%
     2,500  Meridian Medical Technologies Incorporated+                                         89,875
     6,000  Urologix Incorporated+                                                              27,360

                                                                                               117,235
                                                                                       ---------------

MISCELLANEOUS RETAIL - 3.33%
     5,000  Duane Reade Incorporated+                                                           80,000
     5,500  Ferrellgas Partners LP                                                             109,725
     4,000  Hibbett Sporting Goods Incorporated+                                                83,000

                                                                                               272,725
                                                                                       ---------------

MOTION PICTURES - 0.59%
     6,500  AMC Entertainment Incorporated+                                                     48,100
                                                                                       ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.26%
     3,500  Yellow Corporation+                                                                103,278
                                                                                       ---------------

OIL & GAS EXTRACTION - 1.31%
     3,750  Patina Oil & Gas Corporation                                                       106,875
                                                                                       ---------------

PAPER & ALLIED PRODUCTS - 0.78%
     5,500  Glatfelter                                                                          63,525
                                                                                       ---------------

                                       104

SHARES      SECURITY NAME                                                                    VALUE
PERSONAL SERVICES - 1.02%
     3,500  Unifirst Corporation                                                       $        83,440
                                                                                       ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.58%
     5,000  Ennis Business Forms Incorporated                                                   65,250
     3,500  Standard Register Company                                                           84,000
     3,500  Wallace Computer Services Incorporated                                              61,775

                                                                                               211,025
                                                                                       ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 1.16%
     3,500  Jarden Corporation+                                                                 95,025
                                                                                       ---------------

TOBACCO PRODUCTS - 1.07%
     2,500  Universal Corporation                                                               87,675
                                                                                       ---------------

TRANSPORTATION BY AIR - 0.62%
     4,500  Airborne Incorporated                                                               51,030
                                                                                       ---------------

WHOLESALE TRADE-NONDURABLE GOODS - 2.45%
     2,500  Fresh Del Monte Produce Incorporated                                                63,975
     5,000  Smart & Final Incorporated+                                                         21,250
     5,000  United Natural Foods Incorporated+                                                 115,150

                                                                                               200,375
                                                                                       ---------------

TOTAL COMMON STOCK (COST $4,746,799)                                                         4,595,953
                                                                                       ---------------

SHORT-TERM INVESTMENT - 48.01%
 3,929,516  Wells Fargo Money Market Trust Fund~                                             3,929,516
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENT (COST $3,929,516)                                                3,929,516
                                                                                       ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $8,676,315)*                                   104.16%                           $     8,525,469
Other Assets and Liabilities, Net                     (4.16)                                  (340,853)
                                                     ------                            ---------------
TOTAL NET ASSETS                                     100.00%                           $     8,184,616
                                                     ------                            ---------------

+  NON-INCOME EARNING SECURITIES.
~ THIS WELLS FARGO FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE TO THE WELLS FARGO MONEY MARKET FUND FOR SUCH INVESTMENTS.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $8,676,315 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                                   $    84,762
   Gross Unrealized Depreciation                                      (235,608)
                                                                   -----------
   NET UNREALIZED DEPRECIATION                                     $  (150,846)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SMALL CAP INDEX PORTFOLIO

SHARES      SECURITY NAME                                                                     VALUE
COMMON STOCK - 91.36%

AGRICULTURAL PRODUCTION-CROPS - 0.22%
    16,282  Delta & Pine Land Company                                                  $       305,125
                                                                                       ---------------

AMUSEMENT & RECREATION SERVICES - 0.49%
    12,264  Argosy Gaming Company+                                                             281,581
    14,082  Bally Total Fitness Holding Corporation+                                           139,553
    11,016  Pinnacle Entertainment Incorporated+                                                80,968
    13,625  WMS Industries Incorporated+                                                       192,113

                                                                                               694,215
                                                                                       ---------------

APPAREL & ACCESSORY STORES - 2.51%
    18,924  AnnTaylor Stores Corporation+                                                      435,820
     5,649  Ashworth Incorporated+                                                              27,963
    18,910  Burlington Coat Factory Warehouse+                                                 340,380
    10,818  Cato Corporation Class A                                                           205,326
    35,534  Chico's FAS Incorporated+                                                          566,057
    11,253  Children's Place Retail Store Incorporated+                                        113,655
    10,853  Christopher & Banks Corporation+                                                   272,627
    15,518  Dress Barn Incorporated+                                                           241,460
     5,505  Factory 2-U Stores Incorporated+                                                    10,680
     8,571  Footstar Incorporated+                                                              66,854
    13,842  Goody's Family Clothing Incorporated+                                               65,334
    12,285  Gymboree Corporation+                                                              200,368
    13,299  Hot Topic Incorporated+                                                            239,781
    13,957  Pacific Sunwear of California Incorporated+                                        284,165
    14,406  Too Incorporated+                                                                  335,372
    12,923  Wet Seal Incorporated Class A+                                                     129,230

                                                                                             3,535,072
                                                                                       ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.84%
     2,729  Haggar Corporation                                                                  29,964
    10,783  Kellwood Company                                                                   246,499
    14,293  Nautica Enterprises Incorporated+                                                  148,647
     5,383  Oshkosh B'Gosh Incorporated                                                        184,960
    11,805  Phillips-Van Heusen Corporation                                                    148,743
    10,054  Quiksilver Incorporated+                                                           227,120
    13,672  Russell Corporation                                                                204,943

                                                                                             1,190,876
                                                                                       ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.46%
    22,593  O'Reilly Automotive Incorporated+                                                  646,611
                                                                                       ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.24%
    15,284  Central Parking Corporation                                                        307,820
     6,367  Midas Incorporated+                                                                 31,835

                                                                                               339,655
                                                                                       ---------------

                                       106

SHARES      SECURITY NAME                                                                    VALUE
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 1.96%
    11,342  MDC Holdings Incorporated                                                  $       400,373
     3,225  NVR Incorporated+                                                                  966,951
    11,192  Ryland Group Incorporated                                                          416,007
    13,733  Standard Pacific Corporation                                                       321,078
    30,139  Toll Brothers Incorporated+                                                        655,222

                                                                                             2,759,631
                                                                                       ---------------

BUSINESS SERVICES - 6.81%
     9,222  Aaron Rents Incorporated                                                           212,106
    20,844  ABM Industries Incorporated                                                        293,900
    11,829  Administaff Incorporated+                                                           45,542
     8,494  ADVO Incorporated+                                                                 269,685
    17,914  American Management Systems Incorporated+                                          228,045
    10,289  Analysts International Corporation+                                                 29,838
     6,198  ANSYS Incorporated+                                                                106,792
    12,541  Arbitron Incorporated+                                                             427,648
    15,088  Aspen Technology Incorporated+                                                      45,264
     8,651  BARRA Incorporated+                                                                236,345
     9,811  Brady Corporation                                                                  315,914
     5,206  Brooktrout Incorporated+                                                            23,791
    12,079  CACI International Incorporated+                                                   428,201
    13,567  Captaris Incorporated+                                                              31,191
     9,908  Carreker Corporation+                                                               60,736
    15,083  Cerner Corporation+                                                                531,071
    27,510  Ciber Incorporated+                                                                159,833
    18,799  Cognex Corporation+                                                                261,494
     8,873  Computer Task Group Incorporated+                                                   28,837
    16,940  Dendrite International Incorporated+                                               106,891
    19,825  eFunds Corporation+                                                                185,978
    14,356  FactSet Research Systems Incorporated                                              381,152
    21,696  Fair Isaac and Company Incorporated                                                709,458
    15,148  FileNET Corporation+                                                               156,782
     9,397  Gerber Scientific Incorporated+                                                     36,178
     5,248  Hall Kinion & Associates Incorporated+                                              31,488
     7,706  Heidrick & Struggles International Incorporated+                                   117,054
    14,158  Hyperion Solutions Corporation+                                                    259,799
    12,566  Information Resources Incorporated+                                                 46,620
     5,204  Insurance Auto Auctions Incorporated+                                               78,638
    11,996  JDA Software Group Incorporated+                                                    83,852
     8,367  Kronos Incorporated+                                                               206,079
    17,541  Labor Ready Incorporated+                                                          110,859
    12,281  Manhattan Associates Incorporated+                                                 166,039
     6,436  MapInfo Corporation+                                                                25,422
     5,677  MemberWorks Incorporated+                                                           98,893
    19,757  Midway Games Incorporated+                                                         108,268
    10,317  MRO Software Incorporated+                                                          89,758

                                       107

SHARES      SECURITY NAME                                                                    VALUE
    11,400  NCO Group Incorporated+                                                    $       130,758
    14,751  NDCHealth Corporation                                                              229,378
    14,535  Netegrity Incorporated+                                                             29,942
     9,496  Network Equipment Technologies Incorporated+                                        35,610
    11,432  On Assignment Incorporated+                                                         94,543
     8,566  PC-Tel Incorporated+                                                                44,629
    11,150  Phoenix Technologies Limited+                                                       80,838
    15,374  Progress Software Corporation+                                                     186,025
     6,697  QRS Corporation+                                                                    44,401
    11,759  Radiant Systems Incorporated+                                                       94,072
     7,453  Radisys Corporation+                                                                29,514
     8,307  Roxio Incorporated+                                                                 25,170
    17,175  SERENA Software Incorporated+                                                      206,100
    25,022  Spherion Corporation+                                                              176,405
     7,160  SPSS Incorporated+                                                                  82,841
     6,022  StarTek Incorporated+                                                              132,544
    14,214  Systems & Computer Technology Corporation+                                          99,498
    16,302  Take-Two Interactive Software+                                                     472,758
     5,877  Talx Corporation                                                                    77,400
    16,856  THQ Incorporated+                                                                  350,605
    14,965  Verity Incorporated+                                                               148,902
     6,470  Volt Information Sciences Incorporated+                                             98,021

                                                                                             9,605,395
                                                                                       ---------------

CHEMICALS & ALLIED PRODUCTS - 4.81%
    21,794  Alpharma Incorporated Class A                                                      209,222
     9,524  Arch Chemicals Incorporated                                                        168,765
     9,027  ArQule Incorporated+                                                                46,489
    11,054  Cambrex Corporation                                                                406,787
    23,427  Cephalon Incorporated+                                                             956,289
     6,057  ChemFirst Incorporated                                                             174,199
    12,132  Diagnostic Products Corporation                                                    558,072
    13,655  Georgia Gulf Corporation                                                           312,290
    14,151  Idexx Laboratories Incorporated+                                                   437,945
    13,710  MacDermid Incorporated                                                             273,515
    13,070  Medicis Pharmaceutical Corporation Class A+                                        534,171
    10,699  MGI Pharma Incorporated+                                                            74,893
     6,722  Natures Sunshine Products Incorporated                                              72,799
    28,185  NBTY Incorporated+                                                                 365,841
     9,586  Noven Pharmaceuticals Incorporated+                                                117,333
    11,982  OM Group Incorporated                                                              512,829
    16,868  Omnova Solutions Incorporated+                                                      77,424
    10,638  Parexel International Corporation+                                                  90,423
     3,255  Penford Corporation                                                                 43,943
    38,946  PolyOne Corporation                                                                334,546
     3,959  Quaker Chemical Corporation                                                         76,171
    12,647  Scotts Company Class A+                                                            527,252

                                       108

SHARES      SECURITY NAME                                                                   VALUE
     7,325  SurModics Incorporated+                                                    $       232,715
    13,547  Wellman Incorporated                                                               184,917

                                                                                             6,788,830
                                                                                       ---------------

COMMUNICATIONS - 0.75%
    15,909  Anixter International Incorporated+                                                327,725
    10,113  Audiovox Corporation+                                                               70,781
     7,372  Boston Communications Group Incorporated+                                           76,079
    23,553  General Communications Incorporated Class A+                                        88,559
    15,641  Global Payments Incorporated                                                       400,410
    10,455  Metro One Telecommunications Incorporated+                                          88,868

                                                                                             1,052,422
                                                                                       ---------------

CONSTRUCTION-SPECIAL TRADE CONTRACTORS - 0.43%
     4,165  Chemed Corporation                                                                 128,157
     6,338  EMCOR Group Incorporated+                                                          314,999
    11,267  Insituform Technologies Incorporated Class A+                                      161,670

                                                                                               604,826
                                                                                          ------------

DOMESTIC DEPOSITORY INSTITUTIONS - 7.83%
     9,082  American Financial Holdings Incorporated                                           276,184
    10,627  Anchor Bancorp Wisconsin Incorporated                                              214,665
     9,539  Boston Private Financial Holdings Incorporated                                     203,181
    13,712  Chittenden Corporation                                                             405,875
    19,227  Commercial Federal Corporation                                                     418,572
    16,805  Community First Bankshares Incorporated                                            468,523
    21,692  Cullen/Frost Bankers Incorporated                                                  740,781
    11,014  Dime Community Bancshares                                                          235,920
    12,005  Downey Financial Corporation                                                       411,171
    10,065  East West Bancorp Incorporated                                                     339,794
    11,316  First Bancorp                                                                      431,366
    20,332  First Midwest Bancorp Incorporated                                                 546,118
     6,286  First Republic Bank+                                                               136,721
     7,344  FirstFed Financial Corporation+                                                    189,108
     4,905  GBC Bancorp                                                                         95,255
    19,187  Hudson United Bancorp                                                              510,374
    12,205  Irwin Financial Corporation+                                                       207,485
     9,876  MAF Bancorp Incorporated                                                           305,168
    10,572  Provident Bankshares Corporation                                                   228,144
    12,119  Riggs National Corporation                                                         173,181
    10,188  Seacoast Financial Services Corporation                                            204,473
    18,782  South Financial Group Incorporated                                                 396,112
    14,316  Southwest Bancorp of Texas Incorporated+                                           521,246
    25,670  Staten Island Bancorp Incorporated                                                 446,658
    18,658  Sterling Bancshares Incorporated                                                   243,860
    16,840  Susquehanna Bancshares Incorporated                                                364,586
    30,756  TrustCo Bank Corporation NY                                                        325,337

                                       109

SHARES      SECURITY NAME                                                                    VALUE
     8,348  UCBH Holdings Incorporated                                                 $       327,993
    18,055  United Bankshares Incorporated                                                     523,776
    26,971  Washington Federal Incorporated                                                    601,858
    17,011  Whitney Holding Corporation                                                        542,821

                                                                                            11,036,306
                                                                                       ---------------

EATING & DRINKING PLACES - 2.95%
    23,807  Applebee's International Incorporated                                              521,849
    11,760  CEC Entertainment Incorporated+                                                    401,134
     8,891  IHOP Corporation+                                                                  214,273
    16,627  Jack In The Box Incorporated+                                                      379,096
    11,849  Landry's Restaurants Incorporated                                                  267,669
     9,334  Lone Star Steakhouse & Saloon                                                      195,921
     9,538  Luby's Incorporated+                                                                46,927
     7,972  O' Charley's Incorporated+                                                         149,403
    10,587  PF Chang's China Bistro Incorporated+                                              307,341
     9,318  Rare Hospitality International Incorporated+                                       218,228
    27,117  Ruby Tuesday Incorporated                                                          509,257
    18,499  Ryan's Family Steak Houses Incorporated+                                           225,133
    17,178  Sonic Corporation+                                                                 396,812
    11,686  Steak n Shake Company+                                                             128,546
     8,719  Triarc Companies Incorporated+                                                     197,834

                                                                                             4,159,423
                                                                                       ---------------

EDUCATIONAL SERVICES - 0.75%
    18,238  Corinthian Colleges Incorporated+                                                  688,302
    19,563  ITT Educational Services Incorporated+                                             367,198

                                                                                             1,055,500
                                                                                       ---------------

ELECTRIC, GAS & SANITARY SERVICES - 4.37%
     6,443  American States Water Company                                                      168,935
    17,653  Atmos Energy Corporation                                                           379,540
    20,342  Avista Corporation                                                                 227,830
     4,696  Cascade Natural Gas Corporation                                                     92,511
     4,968  Central Vermont Public Service Corporation                                          87,586
     6,957  CH Energy Group Incorporated                                                       326,492
    21,235  El Paso Electric Company+                                                          252,272
    14,664  Energen Corporation                                                                371,146
     2,434  Green Mountain Power Corporation                                                    43,082
     8,043  Laclede Group Incorporated                                                         187,402
    11,430  New Jersey Resources Corporation                                                   376,047
    10,830  Northwest Natural Gas Company                                                      317,969
    11,648  Northwestern Corporation                                                           113,684
     6,702  NUI Corporation                                                                    144,763
    29,276  Philadelphia Suburban Corporation                                                  594,303
    13,942  Piedmont Natural Gas Company                                                       494,523
    23,382  Southern Union Company+                                                            264,217

                                       110

SHARES      SECURITY NAME                                                                    VALUE
    14,044  Southwest Gas Corporation                                                  $       312,479
    10,936  Southwestern Energy Company+                                                       131,232
    11,720  UGI Corporation                                                                    426,022
     6,148  UIL Holdings Corporation                                                           217,947
    14,273  UniSource Energy Corporation                                                       217,663
    11,823  Waste Connections Incorporated+                                                    411,322

                                                                                             6,158,967
                                                                                       ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
 EQUIPMENT - 5.85%
    12,175  A O Smith Corporation                                                              346,014
    10,464  Actel Corporation+                                                                 108,826
    17,592  Acuity Brands Incorporated                                                         215,678
    45,303  Adaptec Incorporated+                                                              199,786
    13,639  Advanced Energy Industries Incorporated+                                           121,387
    25,509  Aeroflex Incorporated+                                                             128,565
    12,969  Allen Telecom Incorporated+                                                         69,254
    15,899  Alliance Semiconductor Corporation+                                                 60,416
     9,977  Applica Incorporated+                                                               52,878
    16,319  Artesyn Technologies Incorporated+                                                  24,642
     9,252  AstroPower Incorporated+                                                            65,689
    13,026  ATMI Incorporated+                                                                 183,667
     9,645  Aware Incorporated+                                                                 20,062
     9,542  AXT Incorporated+                                                                   19,847
    14,498  Baldor Electric Company                                                            276,912
     4,647  Bel Fuse Incorporated Class B                                                       99,678
    10,312  Benchmark Electronics Incorporated+                                                217,068
    11,047  C&D Technologies Incorporated                                                      161,949
    15,410  C-COR.net Corporation+                                                              57,171
    18,894  Cable Design Technologies+                                                         115,631
     5,550  Catapult Communications Corporation+                                                54,113
    13,706  Checkpoint Systems Incorporated+                                                   169,269
     5,051  Concerto Software Incorporated+                                                     29,907
     7,273  Concord Communications Incorporated+                                                36,729
    14,269  CTS Corporation                                                                     65,637
    14,448  Cymer Incorporated+                                                                269,311
     8,966  Dionex Corporation+                                                                229,171
    11,520  DSP Group Incorporated+                                                            185,000
     7,595  DuPont Photomasks Incorporated+                                                    173,014
    11,746  Electro Scientific Industries Incorporated+                                        174,193
    18,522  ESS Technology Incorporated+                                                       113,910
    16,793  Exar Corporation+                                                                  193,959
    13,813  Harman International Industries Incorporated                                       714,823
    25,328  Harmonic Incorporated+                                                              44,324
    11,098  Helix Technology Corporation                                                       107,096
    10,778  Hutchinson Technology Incorporated+                                                174,065
    10,347  Inter-Tel Incorporated                                                             210,561
     9,578  Magnetek Incorporated+                                                              30,650

                                       111

SHARES      SECURITY NAME                                                                   VALUE
     9,198  Mercury Computer Systems Incorporated+                                     $       217,073
    15,376  Methode Electronics Incorporated Class A                                           141,152
    12,281  Microsemi Corporation+                                                              68,896
     2,909  National Presto Industries Incorporated                                             84,012
     8,297  Park Electrochemical Corporation                                                   138,560
    10,830  Pericom Semiconductor Corporation+                                                  93,355
    13,596  Photronics Incorporated+                                                           136,776
    12,103  Power Integrations Incorporated+                                                   147,536
    10,635  Regal-Beloit Corporation                                                           181,965
     6,731  Rogers Corporation+                                                                157,169
     5,449  Royal Appliance Manufacturing Company+                                              21,687
     4,673  Salton Incorporated+                                                                39,767
     6,200  SBS Technologies Incorporated+                                                      44,392
    58,464  Skyworks Solutions Incorporated+                                                   264,842
     6,891  Standard Microsystems Corporation+                                                 105,301
     5,355  Supertex Incorporated+                                                              55,692
     9,358  SymmetriCom Incorporated+                                                           23,956
    17,034  Technitrol Incorporated                                                            254,658
     9,155  Three-Five Systems Incorporated+                                                    42,479
     5,762  Tollgrade Communications Incorporated+                                              45,001
    14,351  Varian Semiconductor Equipment Associates Incorporated+                            235,930
    11,058  Viasat Incorporated+                                                                69,665
    18,034  Vicor Corporation+                                                                 128,943
     7,714  Zix Corporation+                                                                    29,699

                                                                                             8,249,358
                                                                                       ---------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 2.10%
    24,905  Bio-Technology General Corporation+                                                 73,719
     8,201  CDI Corporation+                                                                   214,456
    14,241  Kroll Incorporated+                                                                282,399
     9,221  MAXIMUS Incorporated+                                                              206,550
    23,503  Pharmaceutical Product Development Incorporated+                                   454,548
    27,454  PRG-Schultz International Incorporated+                                            339,881
    18,717  Regeneron Pharmaceuticals Incorporated+                                            252,680
     7,381  SOURCECORP Incorporated+                                                           150,646
    22,650  Tetra Tech Incorporated+                                                           180,974
    12,756  URS Corporation+                                                                   211,367
    38,857  US Oncology Incorporated+                                                          315,130
    14,036  Watson Wyatt & Company Holdings+                                                   280,720

                                                                                             2,963,070
                                                                                       ---------------

Fabricated Metal Products, Except Machinery & Transportation Equipment - 2.37%
    16,204  Alliant Techsystems Incorporated+                                                1,122,127
    15,280  AptarGroup Incorporated                                                            410,574
     2,683  Butler Manufacturing Company                                                        57,953
    12,097  Commercial Metals Company                                                          216,778

                                       112

SHARES      SECURITY NAME                                                                    VALUE
    14,110  Griffon Corporation+                                                       $       150,272
     6,217  Material Sciences Corporation+                                                      75,661
     6,061  Mobile Mini Incorporated+                                                           78,490
    17,810  Shaw Group Incorporated+                                                           252,902
    10,414  Simpson Manufacturing Company Incorporated+                                        326,895
     5,595  SPS Technologies Incorporated+                                                     139,483
    11,442  Sturm Ruger & Company Incorporated                                                 139,592
    27,989  Tower Automotive Incorporated+                                                     187,526
    11,352  Watts Industries Incorporated Class A                                              186,173

                                                                                             3,344,426
                                                                                       ---------------

FOOD & KINDRED PRODUCTS - 1.03%
     7,634  American Italian Pasta Company+                                                    272,457
     3,757  Coca-Cola Bottling Company Consolidated                                            176,203
    15,142  Corn Products International Incorporated                                           435,333
     3,772  J&J Snack Foods Corporation+                                                       138,998
    12,371  Lance Incorporated                                                                 157,730
    12,766  Ralcorp Holdings Incorporated+                                                     271,533

                                                                                             1,452,254
                                                                                       ---------------

FOOD STORES - 0.33%
    16,373  Great Atlantic & Pacific Tea Company+                                              137,206
    12,337  Panera Bread Company Class A+                                                      333,099

                                                                                               470,305
                                                                                       ---------------

FURNITURE & FIXTURES - 0.89%
     4,998  Bassett Furniture Industries Incorporated                                           68,822
    15,175  BE Aerospace Incorporated+                                                          72,233
    16,470  Ethan Allen Interiors Incorporated                                                 532,969
    24,798  La-Z-Boy Incorporated                                                              575,314

                                                                                             1,249,338
                                                                                       ---------------

GENERAL MERCHANDISE STORES - 0.59%
    21,099  Casey's General Stores Incorporated                                                243,693
    10,863  Fred's Incorporated                                                                324,347
    12,251  Shopko Stores Incorporated+                                                        159,998
    17,706  Stein Mart Incorporated+                                                           103,403

                                                                                               831,441
                                                                                       ---------------

HEALTH SERVICES - 3.70%
    13,301  Accredo Health Incorporated+                                                       634,192
    13,035  AmeriPath Incorporated+                                                            194,222
     8,713  Amsurg Corp+                                                                       262,871
    25,486  Coventry Health Care Incorporated+                                                 828,295
     8,292  CryoLife Incorporated+                                                              21,642
     4,957  Curative Health Services Incorporated+                                              53,783
     5,246  DIANON Systems Incorporated+                                                       248,188
    12,096  Enzo Biochem Incorporated+                                                         172,973

                                       113

SHARES      SECURITY NAME                                                                    VALUE
    27,724  Hooper Holmes Incorporated                                                 $       171,889
     6,943  IMPATH Incorporated+                                                                89,634
    21,814  Orthodontic Centers of America Incorporated+                                       233,410
    10,867  Pediatrix Medical Group Incorporated+                                              336,768
    20,640  Province Healthcare Company+                                                       353,976
     7,272  RehabCare Group Incorporated+                                                      168,201
    20,601  Renal Care Group Incorporated+                                                     677,566
    12,243  Sierra Health Services Incorporated+                                               219,639
     9,699  Sunrise Assisted Living Incorporated+                                              208,044
    10,801  Syncor International Corporation+                                                  346,820

                                                                                             5,222,113
                                                                                       ---------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-CONTRACTORS - 0.31%
    31,831  Massey Energy Company                                                              205,310
    10,100  Valmont Industries Incorporated                                                    235,835

                                                                                               441,145
                                                                                       ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.09%
     5,355  4Kids Entertainment Incorporated+                                                  127,074
                                                                                       ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.58%
     8,337  Bell Microproducts Incorporated+                                                    34,849
     9,238  Cost Plus Incorporated+                                                            248,040
     9,224  Haverty Funiture Companies Incorporated                                            115,300
    18,727  Linens `n Things Incorporated+                                                     344,015
     6,166  Ultimate Electronics Incorporated+                                                  78,617

                                                                                               820,821
                                                                                       ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.38%
    15,863  Aztar Corporation+                                                                 209,550
    12,477  Marcus Corporation                                                                 163,449
    19,149  Prime Hospitality Corporation+                                                     157,022

                                                                                               530,021
                                                                                       ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.64%
     8,366  Astec Industries Incorporated+                                                      90,185
    41,779  Axcelis Technologies Incorporated+                                                 203,882
     8,466  Black Box Corporation+                                                             281,071
     9,200  Briggs & Stratton Corporation                                                      345,368
    14,419  Brooks-PRI Automation Incorporated+                                                165,098
     7,352  Dril-Quip Incorporated+                                                            123,881
     9,002  Electroglas Incorporated+                                                           18,004
     4,444  Engineered Support Systems Incorporated                                            253,486
    13,768  Fedders Corporation                                                                 34,695
     6,531  Flow International Corporation+                                                     21,095
     6,752  Gardner Denver Incorporated+                                                       106,074
    20,231  Graco Incorporated                                                                 501,728
    13,800  IDEX Corporation                                                                   393,990

                                       114

SHARES      SECURITY NAME                                                                   VALUE
    20,976  Kulicke & Soffa Industries Incorporated+                                   $        62,928
    24,489  Lennox International Incorporated                                                  323,989
     4,977  Lindsay Manufacturing Company                                                      120,593
    11,208  Manitowoc Company Incorporated                                                     306,539
     7,451  Micro Systems Incorporated+                                                        172,789
    14,347  Milacron Incorporated                                                               64,705
    13,081  NYFIX Incorporated+                                                                 50,885
    16,857  Paxar Corporation+                                                                 245,101
     5,777  Planar Systems Incorporated+                                                        92,085
    11,361  Rainbow Technologies Incorporated+                                                  32,265
     5,927  Robbins & Myers Incorporated                                                       110,539
     6,645  SCM Microsystems Incorporated+                                                      26,241
    12,517  Stewart & Stevenson Services Incorporated+                                         122,579
     7,262  Thomas Industries Incorporated                                                     180,098
    25,689  Timken Company                                                                     430,291
     5,179  Toro Company                                                                       291,319
     9,617  Ultratech Stepper Incorporated+                                                     77,802
    11,544  W-H Energy Services Incorporated+                                                  199,711
    11,192  Watsco Incorporated                                                                160,046
     4,816  Woodward Governor Company                                                          228,269
    13,413  Zebra Technologies Corporation+                                                    706,731

                                                                                             6,544,062
                                                                                       ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.37%
    12,484  Hilb Rogal & Hamilton Company                                                      514,965
                                                                                       ---------------

INSURANCE CARRIERS - 2.90%
     8,932  AMERIGROUP Corporation+                                                            299,669
     8,727  Delphi Financial Group Class A                                                     317,837
    30,448  First American Corporation                                                         622,053
    31,911  Fremont General Corporation                                                        156,364
     7,837  LandAmerica Financial Group Incorporated                                           257,759
    19,781  Mid Atlantic Medical Services+                                                     716,072
     9,195  Philadelphia Consolidated Holding Corporation+                                     271,253
    12,472  Presidential Life Corporation                                                      179,597
     4,224  RLI Corporation                                                                    226,618
     4,178  SCPIE Holdings Incorporated                                                         21,308
    11,212  Selective Insurance Group Incorporated                                             243,637
     7,502  Stewart Information Services Corporation+                                          160,168
    15,637  Trenwick Group Limited                                                              81,312
    20,218  UICI+                                                                              328,745
     7,972  Zenith National Insurance Corporation                                              210,620

                                                                                             4,093,012
                                                                                       ---------------

LEATHER & LEATHER PRODUCTS - 0.49%
     7,488  Brown Shoe Company Incorporated                                                    134,035
     9,318  Genesco Incorporated+                                                              128,588

                                       115

SHARES      SECURITY NAME                                                                    VALUE
     7,833  K-Swiss Incorporated                                                       $       167,391
    17,305  Wolverine World Wide Incorporated                                                  259,575

                                                                                               689,589
                                                                                       ---------------

LEGAL SERVICES - 0.12%
     8,242  Pre Paid Legal Services Incorporated+                                              163,851
                                                                                       ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.29%
    20,901  Champion Enterprises Incorporated+                                                  61,449
     5,080  Deltic Timber Corporation                                                          111,658
     3,568  Skyline Corporation                                                                 97,014
     7,614  Universal Forest Products Incorporated                                             143,295

                                                                                               413,416
                                                                                       ---------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL
 GOODS - 6.81%
    12,212  Advanced Medical Optics Incorporated+                                              116,136
     5,637  Analogic Corporation                                                               236,134
    12,468  Armor Holdings Incorporated+                                                       186,895
     9,106  ArthroCare Corporation+                                                            110,365
     6,127  BEI Technologies Incorporated                                                       67,397
     6,278  Biosite Incorporated+                                                              181,999
    12,337  Coherent Incorporated+                                                             225,150
     8,838  Cohu Incorporated                                                                   99,869
    11,685  Concord Camera Corporation+                                                         54,452
    12,179  CONMED Corporation+                                                                245,407
     6,502  Cooper Companies Incorporated                                                      341,355
     7,033  Cuno Incorporated+                                                                 216,968
     6,283  Datascope Corporation                                                              170,018
     7,169  DRS Technologies Incorporated+                                                     266,830
     8,368  EDO Corporation                                                                    187,527
     8,816  Esterline Technologies Corporation+                                                146,698
     7,171  FLIR Systems Incorporated+                                                         250,913
    19,637  Fossil Incorporated+                                                               393,722
    10,573  Haemonetics Corporation+                                                           250,897
     8,269  Hologic Incorporated+                                                               81,036
     5,899  ICU Medical Incorporated+                                                          215,431
     8,887  INAMED Corporation+                                                                204,401
    21,713  Input/Output Incorporated+                                                         104,005
     7,092  Intermagnetics General Corporation+                                                121,060
    13,156  Invacare Corporation                                                               450,593
     7,462  Ionics Incorporated+                                                               177,670
     8,564  Itron Incorporated+                                                                157,492
     6,765  Keithley Instruments Incorporated                                                   82,195
    29,497  Kopin Corporation+                                                                 102,650
     7,007  Meade Instruments Corporation+                                                      21,862
     9,887  Mentor Corporation                                                                 315,198
     7,211  Osteotech Incorporated+                                                             37,209

                                       116

SHARES      SECURITY NAME                                                                    VALUE
     7,286  Photon Dynamics Incorporated+                                              $       135,738
    24,964  Pinnacle Systems Incorporated+                                                     269,611
     5,168  PolyMedica Corporation+                                                            136,539
    13,722  ResMed Incorporated+                                                               392,449
    14,081  Respironics Incorporated+                                                          450,733
    13,300  Roper Industries Incorporated                                                      458,850
     6,882  Rudolph Technologies Incorporated+                                                  70,816
    10,435  Sola International Incorporated+                                                   104,872
    16,152  Sybron Dental Specialties Incorporated+                                            225,966
    17,675  Techne Corporation+                                                                579,563
    13,618  Teledyne Technologies Incorporated+                                                247,303
    12,651  Theragenics Corporation+                                                            55,664
    12,195  Trimble Navigation Limited+                                                        120,731
    12,387  Veeco Instruments Incorporated+                                                    133,780
    11,082  Viasys Healthcare Incorporated+                                                    170,663
     5,493  Vital Signs Incorporated                                                           163,197
     8,595  X-Rite Incorporated                                                                 66,439

                                                                                             9,602,448
                                                                                       ---------------

METAL MINING - 0.19%
     7,073  Brush Engineered Materials Incorporated+                                            55,169
     4,330  Cleveland-Cliffs Incorporated                                                      104,137
    18,435  Stillwater Mining Company+                                                         110,610

                                                                                               269,916
                                                                                       ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.26%
    12,143  Florida Rock Industries Incorporated                                               371,090
                                                                                       ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.49%
     6,814  AT Cross Company Class A+                                                           41,906
    10,027  JAKKS Pacific Incorporated+                                                        111,490
     7,627  K2 Incorporated+                                                                    60,253
     6,806  Lydall Incorporated+                                                                80,311
     8,689  Russ Berrie & Company Incorporated                                                 260,757
     7,633  Shuffle Master Incorporated+                                                       142,050

                                                                                               696,767
                                                                                       ---------------

MISCELLANEOUS RETAIL - 0.98%
     7,568  Action Performance Companies Incorporated                                          194,498
    10,413  Cash America International Incorporated                                             85,282
    10,182  Duane Reade Incorporated+                                                          162,912
     8,064  Hancock Fabrics Incorporated                                                       130,234
     8,222  J Jill Group Incorporated+                                                         143,227
     8,080  Jo-Ann Stores Incorporated+                                                        226,563
    14,506  Zale Corporation+                                                                  437,501

                                                                                             1,380,217
                                                                                       ---------------

MOTION PICTURES - 0.08%
    11,202  Avid Technology Incorporated+                                                      115,381
                                                                                       ---------------

                                       117

SHARES      SECURITY NAME                                                                   VALUE
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.92%
    10,538  Arkansas Best Corporation+                                                 $       302,346
     9,267  Forward Air Corporation+                                                           167,733
    21,258  Heartland Express Incorporated+                                                    398,375
     6,906  Landstar System Incorporated+                                                      338,567
     8,221  Roadway Corporation                                                                301,546
    11,442  USFreightways Corporation                                                          328,157
    27,118  Werner Enterprises Incorporated                                                    498,429
    12,400  Yellow Corporation+                                                                365,899

                                                                                             2,701,052
                                                                                       ---------------

NONDEPOSITORY CREDIT INSTITUTIONS - 0.17%
     7,627  Financial Federal Corporation+                                                     242,920
                                                                                       ---------------

OIL & GAS EXTRACTION - 4.65%
     5,886  Atwood Oceanics Incorporated+                                                      172,166
    13,517  Cabot Oil & Gas Corporation                                                        290,616
    15,847  Cal Dive International Incorporated+                                               319,586
    17,896  Cimarex Energy Company+                                                            308,706
     8,069  Evergreen Resources Incorporated+                                                  330,668
    18,882  Newfield Exploration Company+                                                      634,246
     7,308  Nuevo Energy Company+                                                               79,657
    10,527  Oceaneering International Incorporated+                                            267,912
    11,710  Patina Oil & Gas Corporation                                                       333,735
    10,175  Plains Resources Incorporated+                                                     262,312
    25,824  Pogo Producing Company                                                             879,565
     5,431  Prima Energy Corporation+                                                          113,888
    11,108  Remington Oil & Gas Corporation+                                                   156,623
     8,578  SEACOR SMIT Incorporated+                                                          351,612
    11,844  St Mary Land & Exploration Company                                                 283,072
    11,198  Stone Energy Corporation+                                                          363,935
    11,429  Swift Energy Company+                                                              118,862
     6,059  Tetra Technologies Incorporated+                                                   122,089
    16,678  Tom Brown Incorporated+                                                            381,926
    18,424  Unit Corporation+                                                                  352,820
    13,220  Veritas DGC Incorporated+                                                          142,908
    26,932  Vintage Petroleum Incorporated                                                     290,866

                                                                                             6,557,770
                                                                                       ---------------

PAPER & ALLIED PRODUCTS - 0.55%
    16,258  Buckeye Technologies Incorporated+                                                 119,496
    11,845  Caraustar Industries Incorporated                                                  110,751
     6,445  Chesapeake Corporation                                                              96,288
     6,647  Pope & Talbot Incorporated                                                          85,414
    14,583  Rock-Tenn Company Class A                                                          224,870
     6,352  Schweitzer-Mauduit International Incorporated                                      135,615

                                                                                               772,434
                                                                                       ---------------

                                       118

SHARES      SECURITY NAME                                                                    VALUE
PERSONAL SERVICES - 0.67%
     3,672  Angelica Corporation                                                       $        78,911
     3,420  CPI Corporation                                                                     47,025
     8,795  G & K Services Incorporated Class A                                                297,711
    18,398  Regis Corporation                                                                  520,479

                                                                                               944,126
                                                                                       ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.34%
     8,242  ElkCorp                                                                            140,691
    11,111  Frontier Oil Corporation                                                           137,776
     6,985  WD-40 Company                                                                      201,867

                                                                                               480,334
                                                                                       ---------------

PRIMARY METAL INDUSTRIES - 1.74%
    10,596  Belden Incorporated                                                                142,198
     8,739  Century Aluminum Company                                                            60,823
     6,802  Commonwealth Industries Incorporated                                                35,711
     4,349  Curtiss-Wright Corporation                                                         260,027
     6,156  IMCO Recycling Incorporated+                                                        37,244
    10,827  Intermet Corporation                                                                52,078
    12,130  Lone Star Technologies Incorporated+                                               143,741
    17,387  Maverick Tube Corporation+                                                         154,223
    14,585  Mueller Industries Incorporated+                                                   377,752
     6,954  Quanex Corporation                                                                 241,304
     8,831  RTI International Metals+                                                           92,726
    20,216  Steel Dynamics Incorporated+                                                       264,627
     4,070  Steel Technologies Incorporated                                                     69,027
     8,944  Texas Industries Incorporated                                                      217,160
    16,314  Tredegar Corporation                                                               273,260
     5,209  Wolverine Tube Incorporated+                                                        31,931

                                                                                             2,453,832
                                                                                       ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.88%
    14,257  Bowne & Company Incorporated                                                       142,570
     5,618  Consolidated Graphics Incorporated+                                                 98,596
     9,274  Information Holdings Incorporated+                                                 200,782
    12,518  John H Harland Company                                                             339,864
     5,529  New England Business Service Incorporated                                          116,938
    11,962  Standard Register Company                                                          287,088
     6,109  Thomas Nelson Incorporated+                                                         53,759

                                                                                             1,239,597
                                                                                       ---------------

RAILROAD TRANSPORTATION - 0.23%
    25,645  Kansas City Southern Industries Incorporated+                                      317,998
                                                                                       ---------------

                                       119

SHARES      SECURITY NAME                                                                    VALUE
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.02%
     8,850  Titan International Incorporated                                           $        22,922
                                                                                       ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.77%
    11,450  Jefferies Group Incorporated                                                       436,932
    20,582  Raymond James Financial Incorporated                                               557,155
     7,328  SWS Group Incorporated                                                              89,768

                                                                                             1,083,855
                                                                                       ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.48%
    12,101  Apogee Enterprises Incorporated                                                    132,385
     6,531  CARBO Ceramics Incorporated                                                        234,071
     6,595  Libbey Incorporated                                                                210,117
     5,181  Standex International Corporation                                                  105,071

                                                                                               681,644
                                                                                       ---------------

TEXTILE MILL PRODUCTS - 0.11%
    21,765  Interface Incorporated Class A                                                      86,189
     3,195  Oxford Industries Incorporated                                                      69,971

                                                                                               156,160
                                                                                       ---------------

TRANSPORTATION BY AIR - 0.57%
    19,215  Atlantic Coast Airlines Holdings+                                                  177,739
    12,599  Frontier Airlines Incorporated+                                                     61,483
    13,809  Mesa Air Group Incorporated+                                                        50,403
     6,594  Midwest Express Holdings Incorporated+                                              26,376
     9,509  Offshore Logistics Incorporated+                                                   170,782
    24,419  SkyWest Incorporated                                                               319,889

                                                                                               806,672
                                                                                       ---------------

TRANSPORTATION EQUIPMENT - 2.57%
    13,548  AAR Corporation                                                                     64,353
     9,561  Artic Cat Incorporated                                                             133,472
    10,579  Clarcor Incorporated                                                               324,775
     6,860  Coachmen Industries Incorporated                                                   102,969
    15,215  Fleetwood Enterprises Incorporated+                                                102,549
    18,370  GenCorp Incorporated                                                               184,619
     9,841  Group 1 Automotive Incorporated+                                                   219,946
     6,547  Huffy Corporation+                                                                  50,543
    18,152  JLG Industries Incorporated                                                        146,124
    12,258  Monaco Coach Corporation+                                                          245,528
     7,178  Oshkosh Truck Corporation                                                          404,839
     9,818  Polaris Industries Incorporated                                                    608,715
     5,338  Standard Motor Products Incorporated                                                57,704
    12,105  Thor Industries Incorporated                                                       420,770
     6,741  Triumph Group Incorporated+                                                        188,748
     9,796  Wabash National Corporation                                                         52,996
     7,991  Winnebago Industries Incorporated                                                  315,884

                                                                                             3,624,534
                                                                                       ---------------

                                       120

SHARES      SECURITY NAME                                                                    VALUE
TRANSPORTATION SERVICES - 0.08%
    10,570  Pegasus Solutions Incorporated+                                            $       111,514
                                                                                       ---------------

WATER TRANSPORTATION - 0.16%
    10,201  Kirby Corporation+                                                                 230,747
                                                                                       ---------------

WHOLESALE TRADE-DURABLE GOODS - 1.88%
     8,158  Applied Industrial Technologies Incorporated                                       138,278
     8,005  Barnes Group Incorporated                                                          160,820
     5,584  Building Materials Holding Corporation+                                             65,333
     6,319  Castle (AM) & Company                                                               42,653
     5,540  Department 56 Incorporated+                                                         57,893
     9,451  Digi International Incorporated+                                                    18,458
    10,162  Hughes Supply Incorporated                                                         296,121
     7,961  Imagistics International Incorporated+                                             138,123
    19,585  Insight Enterprises Incorporated+                                                  198,788
     9,542  Kaman Corporation Class A                                                          116,890
     4,082  Lawson Products Incorporated                                                       118,990
    14,502  Owens & Minor Incorporated                                                         207,234
    21,891  PEP Boys-Manny Moe & Jack                                                          268,165
    13,565  Pioneer Standard Electronics Incorporated                                           98,211
    13,485  Reliance Steel & Aluminum Company                                                  294,647
    10,550  Ryerson Tull Incorporated                                                           67,837
    10,074  SCP Pool Corporation+                                                              276,128
     9,019  TBC Corporation+                                                                    93,527

                                                                                             2,658,096
                                                                                       ---------------

WHOLESALE TRADE-NONDURABLE GOODS - 2.31%
     8,205  Advanced Marketing Services Incorporated                                           113,147
    18,979  DIMON Incorporated                                                                 118,429
     5,837  Enesco Group Incorporated+                                                          40,917
    23,086  Fleming Companies Incorporated                                                     115,430
    14,408  Hain Celestial Group Incorporated+                                                 211,077
     8,114  International Multifoods Corporation+                                              159,034
    18,083  Men's Wearhouse Incorporated+                                                      265,820
    12,780  Myers Industries Incorporated                                                      160,133
     5,070  Nash-Finch Company                                                                  68,952
    19,107  Performance Food Group Company+                                                    648,874
    18,713  Priority Healthcare Corporation+                                                   471,568
     7,756  School Specialty Incorporated+                                                     193,978
    17,740  Stride Rite Corporation                                                            140,323
     8,123  United Natural Foods Incorporated+                                                 187,073
    14,029  United Stationers Incorporated+                                                    368,963

                                                                                             3,263,718
                                                                                       ---------------

TOTAL COMMON STOCK (COST $155,162,836)                                                     128,838,859
                                                                                       ---------------

                                       121

SHARES      SECURITY NAME                                                                     VALUE
REAL ESTATE INVESTMENT TRUST - 1.44%
    11,857  Capital Automotive                                                         $       296,187
     9,555  Colonial Properties Trust                                                          345,699
     7,748  Essex Property Trust Incorporated                                                  383,061
    11,782  Glenborough Realty Trust Incorporated                                              239,175
    11,873  Kilroy Realty Corporation                                                          281,509
    15,217  Shurgard Storage Centers Incorporated                                              481,162

                                                                                             2,026,793
                                                                                       ---------------

TOTAL REAL ESTATE INVESTMENT TRUST (COST $1,982,538)                                         2,026,793
                                                                                       ---------------

WARRANT - 0.00%
    19,800  Escrow Mascotech Incorporated(a)                                                         0
                                                                                       ---------------

TOTAL WARRANT (COST $0)                                                                              0
                                                                                       ---------------

PRINCIPAL                                                INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENTS - 7.21%

REPURCHASE AGREEMENT - 6.56%
$9,244,000  Credit Suisse First Boston - 102%
             Collateralized by US Government
             Securities                                       1.96%        10/1/02           9,244,000
                                                                                       ---------------

US Treasury Bills - 0.65%
   456,000  US Treasury Bills#                                1.79^       10/10/02             455,825
   470,000  US Treasury Bills#                                1.61^        2/20/03             467,237

                                                                                               923,062
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $10,166,871)                                             10,167,062
                                                                                       ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $167,312,245)*                            100.01%                                $   141,032,714
Other Assets and Liabilities, Net                (0.01)                                         (9,488)
                                                ------                                 ---------------
TOTAL NET ASSETS                                100.00%                                $   141,023,226
                                                ------                                 ---------------

+   NON-INCOME EARNING SECURITIES.
#   SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.
^   YIELD TO MATURITY.
(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES ADOPTED BY THE BOARD OF DIRECTORS.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $168,014,434 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                      $   22,079,627
   Gross Unrealized Depreciation                         (49,061,347)
                                                      --------------
   NET UNREALIZED DEPRECIATION                        $  (26,981,720)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SMALL CAP VALUE PORTFOLIO

SHARES      SECURITY NAME                                                                    VALUE
COMMON STOCK - 94.97%

AMUSEMENT & RECREATION SERVICES - 2.44%
   210,137  Alliance Gaming Corporation+                                               $     3,248,718
                                                                                       ---------------

APPAREL & ACCESSORY STORES - 1.19%
    65,180  Urban Outfitters Incorporated+                                                   1,583,222
                                                                                       ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 2.13%
    77,780  Kellwood Company                                                                 1,778,051
    70,401  Russell Corporation                                                              1,055,311

                                                                                             2,833,362
                                                                                       ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.84%
    25,662  Lithia Motors Incorporated+                                                        436,511
    38,173  Sonic Automotive Incorporated+                                                     675,662

                                                                                             1,112,173
                                                                                       ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 9.79%
    41,415  Beazer Homes USA Incorporated+                                                   2,528,386
    56,630  Hovnanian Enterprises Incorporated+                                              1,914,094
    82,254  MDC Holdings Incorporated                                                        2,903,566
     9,474  NVR Incorporated+                                                                2,840,589
    76,530  Ryland Group Incorporated                                                        2,844,620

                                                                                            13,031,255
                                                                                       ---------------

BUSINESS SERVICES - 0.94%
    38,082  Fair Isaac and Company Incorporated                                              1,245,281
                                                                                       ---------------

CHEMICALS & ALLIED PRODUCTS - 3.90%
    35,940  MacDermid Incorporated                                                             717,003
   186,639  NBTY Incorporated+                                                               2,422,574
   145,315  RPM Incorporated                                                                 2,043,129

                                                                                             5,182,706
                                                                                       ---------------

DOMESTIC DEPOSITORY INSTITUTIONS - 13.67%
    39,972  Anchor Bancorp Wisconsin Incorporated                                              807,434
    73,013  BankAtlantic Bancorp Incorporated Class A                                          655,657
    82,018  Commercial Federal Corporation                                                   1,785,532
    54,109  Community First Bankshares Incorporated                                          1,508,559
    74,411  Dime Community Bancshares                                                        1,593,884
    25,835  First Essex Bancorp Incorporated                                                   853,847
    87,643  Flagstar Bancorp Incorporated                                                    1,814,210
    53,388  Independence Community Bank Corporation                                          1,325,090
    24,863  Independent Bank Corporation                                                       822,965
    54,543  Old National Bancorp                                                             1,355,939
    83,014  R & G Financial Corporation Class B                                              1,811,365
    40,064  Seacoast Financial Services Corporation                                            804,084
    48,794  Staten Island Bancorp Incorporated                                                 849,016

                                       123

SHARES      SECURITY NAME                                                                    VALUE
    55,726  Trustmark Corporation                                                      $     1,270,553
    32,548  Wintrust Financial Corporation                                                     932,500

                                                                                            18,190,635
                                                                                       ---------------

EATING & DRINKING PLACES - 2.73%
    22,512  Landry's Restaurants Incorporated                                                  508,546
   166,475  Ruby Tuesday Incorporated                                                        3,126,401

                                                                                             3,634,947
                                                                                       ---------------

EDUCATIONAL SERVICES - 2.43%
    85,494  Corinthian Colleges Incorporated+                                                3,226,543
                                                                                       ---------------

ELECTRIC, GAS & SANITARY SERVICES - 0.24%
    32,858  Northwestern Corporation                                                           320,694
                                                                                       ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
 EQUIPMENT - 1.17%
    41,954  Benchmark Electronics Incorporated+                                                883,132
    23,772  Moog Incorporated+                                                                 671,797

                                                                                             1,554,929
                                                                                       ---------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.63%
    33,763  Right Management Consultants Incorporated+                                         831,920
                                                                                       ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 3.92%
    46,182  Alliant Techsystems Incorporated+                                                3,198,104
    70,859  Silgan Holdings Incorporated+                                                    2,015,230

                                                                                             5,213,334
                                                                                       ---------------

FOOD & KINDRED PRODUCTS - 3.48%
   102,469  Constellation Brands Incorporated+                                               2,367,034
    85,077  Interstate Bakeries Corporation                                                  2,260,496

                                                                                             4,627,530
                                                                                       ---------------

HEALTH SERVICES - 9.73%
   108,730  Coventry Health Care Incorporated+                                               3,533,724
   108,036  Curative Health Services Incorporated+                                           1,172,191
   126,045  DaVita Incorporated+                                                             2,974,662
    79,406  Pediatrix Medical Group Incorporated+                                            2,460,792
    92,466  Sierra Health Services Incorporated+                                             1,658,840
    53,662  Sunrise Assisted Living Incorporated+                                            1,151,050

                                                                                            12,951,259
                                                                                       ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.41%
    25,010  Novastar Financial Incorporated                                                    546,469
                                                                                       ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.86%
    60,502  Electronics Boutique Holdings Corporation+                                       1,660,780
    43,580  Guitar Center Incorporated+                                                        818,432

                                                                                             2,479,212
                                                                                       ---------------

                                       124

SHARES      SECURITY NAME                                                                   VALUE
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 3.61%
    72,027  Ameristar Casinos Incorporated+                                            $     1,365,632
    64,822  Boyd Gaming Corporation+                                                         1,210,227
    68,602  Choice Hotels International Incorporated+                                        1,585,392
    27,960  Kerzner International Limited+                                                     643,080

                                                                                             4,804,331
                                                                                       ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.32%
    54,565  Engineered Support Systems Incorporated                                          3,112,388
    25,388  ScanSource Incorporated+                                                         1,473,773
    24,575  Woodward Governor Company                                                        1,164,806

                                                                                             5,750,967
                                                                                       ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.75%
    33,315  Brown & Brown Incorporated                                                         999,450
                                                                                       ---------------

INSURANCE CARRIERS - 3.60%
    34,060  American Medical Security Group+                                                   481,608
    99,032  Mid Atlantic Medical Services+                                                   3,584,957
    33,763  Stewart Information Services Corporation+                                          720,840

                                                                                             4,787,405
                                                                                       ---------------

LEATHER & LEATHER PRODUCTS - 0.38%
    35,297  Shoe Carnival Incorporated+                                                        502,982
                                                                                       ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 1.08%
    17,013  American Woodmark Corporation                                                      863,240
    30,795  Universal Forest Products Incorporated                                             579,562

                                                                                             1,442,802
                                                                                       ---------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL
 GOODS - 1.44%
    28,447  Cooper Companies Incorporated                                                    1,493,468
    51,100  HealthTronics Surgical Services Incorporated+                                      427,707

                                                                                             1,921,175
                                                                                       ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.71%
    48,484  Nautilus Group Incorporated+                                                       945,438
                                                                                       ---------------

MISCELLANEOUS RETAIL - 2.30%
    24,128  AC Moore Arts & Crafts Incorporated+                                               509,825
    41,598  Action Performance Companies Incorporated                                        1,069,069
    77,480  Sharper Image Corporation+                                                       1,481,418

                                                                                             3,060,312
                                                                                       ---------------

NONDEPOSITORY CREDIT INSTITUTIONS - 3.98%
   121,567  Doral Financial Corporation                                                      2,934,627
   100,840  New Century Financial Corporation                                                2,359,656

                                                                                             5,294,283
                                                                                       ---------------

                                       125

SHARES      SECURITY NAME                                                                   VALUE
OIL & GAS EXTRACTION - 1.21%
    79,750  Denbury Resources Incorporated+                                            $       811,058
    25,600  Houston Exploration Company+                                                       797,440

                                                                                             1,608,498
                                                                                       ---------------

PRIMARY METAL INDUSTRIES - 2.23%
    37,020  Quanex Corporation                                                               1,284,594
   128,880  Steel Dynamics Incorporated+                                                     1,687,039

                                                                                             2,971,633
                                                                                       ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.55%
    42,584  Schulman (A) Incorporated                                                          737,981
                                                                                       ---------------

TRANSPORTATION EQUIPMENT - 2.75%
    59,689  American Axle & Manufacturing Holdings Incorporated+                             1,491,031
    48,977  Group 1 Automotive Incorporated+                                                 1,094,636
    18,995  Oshkosh Truck Corporation                                                        1,071,318

                                                                                             3,656,985
                                                                                       ---------------

WHOLESALE TRADE-DURABLE GOODS - 1.50%
   162,684  PEP Boys-Manny Moe & Jack                                                        1,992,879
                                                                                       ---------------

WHOLESALE TRADE-NONDURABLE GOODS - 3.06%
    51,315  Fresh Del Monte Produce Incorporated                                             1,313,151
    40,247  Standard Commercial Corporation                                                    673,735
    65,380  Tractor Supply Company+                                                          2,077,776

                                                                                             4,064,662
                                                                                       ---------------

TOTAL COMMON STOCK (COST $112,630,610)                                                     126,355,972
                                                                                       ---------------

REAL ESTATE INVESTMENT TRUST - 2.07%
   100,119  Annaly Mortgage Management Incorporated                                          1,847,196
    81,835  Impac Mortgage Holdings Incorporated                                               912,460

TOTAL REAL ESTATE INVESTMENT TRUST (COST $2,069,883)                                         2,759,656
                                                                                       ---------------

PRINCIPAL                                                INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENT - 2.55%

REPURCHASE AGREEMENT - 2.55%
$3,396,172  Goldman Sachs & Company - 102%
            Collateralized by
            US Government Securities                           1.96%       10/1/02           3,396,172
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENT (COST $3,396,172)                                                3,396,172
                                                                                       ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $118,096,665)*                            99.59%                                 $   132,511,800
Other Assets and Liabilities, Net                0.41                                          543,381
                                               ------                                  ---------------
TOTAL NET ASSETS                               100.00%                                 $   133,055,181
                                               ------                                  ---------------

+  NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $118,096,665 AND NET UNREALIZED APPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                       $  22,900,595
   Gross Unrealized Depreciation                          (8,485,460)
                                                       -------------
   NET UNREALIZED APPRECIATION                         $  14,415,135

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SMALL COMPANY GROWTH PORTOFLIO

SHARES      SECURITY NAME                                                                    VALUE
COMMON STOCK - 95.66%

AMUSEMENT & RECREATION SERVICES - 1.38%
   344,900  Penn National Gaming Incorporated+                                         $     6,511,712
                                                                                       ---------------

APPAREL & ACCESSORY STORES - 1.92%
   944,200  Charming Shoppes Incorporated+                                                   6,373,350
   113,600  Too Incorporated+                                                                2,644,608

                                                                                             9,017,958
                                                                                       ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.56%
    71,900  Advance Auto Parts+                                                              3,792,006
   284,300  CSK Auto Corporation+                                                            3,548,064

                                                                                             7,340,070
                                                                                       ---------------

BUSINESS SERVICES - 10.35%
   223,700  Autodesk Incorporated                                                            2,834,279
   534,300  DoubleClick Incorporated+                                                        2,746,302
   261,200  Macromedia Incorporated+                                                         2,019,076
   243,600  Magma Design Automation Incorporated+                                            2,172,912
   295,700  NetIQ Corporation+                                                               4,287,650
   234,800  Pittston Brink's Group                                                           5,259,520
   134,600  Pixar Incorporated+                                                              6,474,260
   378,400  Progress Software Corporation+                                                   4,578,640
   920,700  Red Hat Incorporated+                                                            4,373,325
   153,800  SERENA Software Incorporated+                                                    1,845,600
   213,900  THQ Incorporated+                                                                4,449,120
   206,000  WebEx Communications Incorporated+                                               2,305,140
 1,056,600  WebMD Corporation+                                                               5,335,830

                                                                                            48,681,654
                                                                                       ---------------

CHEMICALS & ALLIED PRODUCTS - 7.08%
   404,800  Agrium Incorporated                                                              3,703,920
    82,300  Barr Laboratories Incorporated+                                                  5,126,467
   130,200  Cephalon Incorporated+                                                           5,314,764
   244,000  Ferro Corporation                                                                5,636,400
   295,500  IVAX Corporation+                                                                3,625,785
   405,000  NBTY Incorporated+                                                               5,256,900
   113,500  Neurocrine Biosciences Incorporated+                                             4,653,500

                                                                                            33,317,736
                                                                                       ---------------

COAL MINING - 1.03%
   294,200  Arch Coal Incorporated                                                           4,869,010
                                                                                       ---------------

COMMUNICATIONS - 1.82%
   193,500  Lin TV Corporation Class A+                                                      4,789,125
   275,200  Sinclair Broadcast Group Incorporated+                                           3,770,240

                                                                                             8,559,365
                                                                                       ---------------

                                       127

SHARES      SECURITY NAME                                                                    VALUE
CONSTRUCTION - SPECIAL TRADE CONTRACTORS - 0.90%
   177,000  Chicago Bridge & Iron Company NV ADR                                       $     4,248,000
                                                                                       ---------------

DOMESTIC DEPOSITORY INSTITUTIONS - 2.78%
   159,000  BankUnited Financial Corporation Class A+                                        2,536,050
   209,900  FirstFed Financial Corporation+                                                  5,404,925
   313,700  W Holding Company Incorporated                                                   5,113,310

                                                                                            13,054,285
                                                                                       ---------------

ELECTRIC, GAS & SANITARY SERVICES - 0.73%
    98,500  Waste Connections Incorporated+                                                  3,426,815
                                                                                       ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
 EQUIPMENT - 10.40%
   225,800  A O Smith Corporation                                                            6,417,236
   412,000  Advanced Micro Devices Incorporated+                                             2,200,080
   168,800  Benchmark Electronics Incorporated+                                              3,553,240
   378,900  DSP Group Incorporated+                                                          6,084,755
   580,400  GrafTech International Limited+                                                  4,207,900
    57,700  Harman International Industries Incorporated                                     2,985,975
   241,300  Integrated Circuit Systems Incorporated+                                         3,788,410
   145,800  Integrated Device Technology Incorporated+                                       1,522,152
   307,400  Kemet Corporation+                                                               2,628,270
   232,700  Novellus Systems Incorporated+                                                   4,842,487
   309,600  Power-One Incorporated+                                                            922,608
   146,700  QLogic Corporation+                                                              3,820,068
   664,300  Skyworks Solutions Incorporated+                                                 3,009,279
   266,500  Zoran Corporation+                                                               2,931,500

                                                                                            48,913,960
                                                                                       ---------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 1.98%
   289,800  Kroll Incorporated+                                                              5,746,734
   286,900  Telik Incorporated+                                                              3,551,822

                                                                                             9,298,556
                                                                                       ---------------

FOOD & KINDRED PRODUCTS - 1.41%
    89,900  Constellation Brands Incorporated+                                               2,076,690
   171,400  Interstate Bakeries Corporation                                                  4,554,098

                                                                                             6,630,788
                                                                                       ---------------

HEALTH SERVICES - 8.21%
   445,800  Caremark Rx Incorporated+                                                        7,578,600
   248,000  Health Management Associates Incorporated Class A+                               5,014,560
   113,000  Inveresk Research Group Incorporated+                                            2,135,700
   254,200  Lincare Holdings Incorporated+                                                   7,890,368
   257,800  Manor Care Incorporated+                                                         5,795,344
   160,600  Pediatrix Medical Group Incorporated+                                            4,976,994
   137,200  Triad Hospitals Incorporated+                                                    5,206,740

                                                                                            38,598,306
                                                                                       ---------------

                                       128

SHARES      SECURITY NAME                                                                   VALUE
HOLDING & OTHER INVESTMENT OFFICES - 0.77%
   115,600  FRB Asset Investment Corporation                                           $     3,613,656
                                                                                          ------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.98%
   246,200  Guitar Center Incorporated+                                                      4,623,636
                                                                                       ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.86%
   294,000  AGCO Corporation+                                                                6,820,800
   284,000  Asyst Technologies Incorporated+                                                 1,715,360
    44,400  CoorsTek Incorporated+                                                             666,000
   132,900  ProQuest Company+                                                                4,033,515
   292,100  Terex Corporation+                                                               4,936,490

                                                                                            18,172,165
                                                                                       ---------------

INSURANCE CARRIERS - 6.79%
   219,600  HCC Insurance Holdings Incorporated                                              5,272,596
   250,690  IPC Holdings Limited+                                                            7,362,765
   227,920  Scottish Annuity & Life Holdings Limited                                         3,886,036
   253,500  Selective Insurance Group Incorporated                                           5,508,555
   335,300  UICI+                                                                            5,451,978
   130,850  WR Berkley Corporation                                                           4,448,900

                                                                                            31,930,830
                                                                                       ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.97%
   707,700  Louisiana-Pacific Corporation+                                                   4,578,819
                                                                                       ---------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL
 GOODS - 3.08%
   108,100  Advanced Neuromodulation Systems Incorporated+                                   3,597,568
   129,500  American Medical Systems Incorporated+                                           2,687,125
   274,600  Cyberonics Incorporated+                                                         4,725,866
    32,100  FLIR Systems Incorporated+                                                       1,123,179
   203,600  SonoSite Incorporated+                                                           2,337,328

                                                                                            14,471,066
                                                                                       ---------------

METAL MINING - 1.00%
   500,100  Noranda Incorporated                                                             4,700,940
                                                                                       ---------------

MOTION PICTURES - 0.68%
   180,400  Regal Entertainment Group+                                                       3,211,120
                                                                                       ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 3.23%
   233,000  CNF Incorporated                                                                 7,313,870
   333,700  JB Hunt Transport Services Incorporated+                                         7,858,635

                                                                                            15,172,505
                                                                                       ---------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.70%
   451,400  AmeriCredit Corporation+                                                         3,642,798
   393,100  Saxon Capital Incorporated+                                                      4,351,617

                                                                                             7,994,415
                                                                                       ---------------

                                       129

SHARES      SECURITY NAME                                                                    VALUE
OIL & GAS EXTRACTION - 3.55%
   424,100  Grey Wolf Incorporated+                                                    $     1,526,760
   285,000  Pioneer Natural Resources Company+                                               6,911,250
    99,400  Spinnaker Exploration Company+                                                   2,852,780
   483,600  Superior Energy Services Incorporated+                                           3,143,400
   269,800  Ultra Petroleum Corporation+                                                     2,252,830

                                                                                            16,687,020
                                                                                       ---------------

PAPER & ALLIED PRODUCTS - 1.75%
   704,200  Abitibi-Consolidated Incorporated                                                4,767,434
   393,500  Domtar Incorporated                                                              3,470,670

                                                                                             8,238,104
                                                                                       ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.66%
   318,100  Frontier Oil Corporation                                                         3,944,440
   145,100  Valero Energy Corporation                                                        3,840,797

                                                                                             7,785,237
                                                                                       ---------------

PRIMARY METAL INDUSTRIES - 1.03%
   289,100  Tredegar Corporation                                                             4,842,425
                                                                                       ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.57%
   196,600  Belo Corporation Class A                                                         4,301,608
   312,800  Moore Corporation Limited+                                                       3,065,440

                                                                                             7,367,048
                                                                                       ---------------

RAILROAD TRANSPORTATION - 0.83%
   313,800  Kansas City Southern Industries Incorporated+                                    3,891,120
                                                                                       ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.78%
   228,400  Cooper Tire & Rubber Company                                                     3,686,376
                                                                                       ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.62%
   653,000  E*TRADE Group Incorporated+                                                      2,905,850
                                                                                       ---------------

TRANSPORTATION BY AIR - 1.27%
   454,300  SkyWest Incorporated                                                             5,951,330
                                                                                       ---------------

TRANSPORTATION EQUIPMENT - 2.32%
   280,100  Autoliv Incorporated                                                             5,904,508
   238,970  Brunswick Corporation                                                            5,027,929

                                                                                            10,932,437
                                                                                       ---------------

TRANSPORTATION SERVICES - 0.50%
   205,100  Pacer International Incorporated+                                                2,327,885
                                                                                       ---------------

WATER TRANSPORTATION - 0.30%
    87,600  Royal Caribbean Cruises Limited                                                  1,394,592
                                                                                       ---------------

                                       130

SHARES      SECURITY NAME                                                                   VALUE
WHOLESALE TRADE-DURABLE GOODS - 2.53%
   211,400  Ingram Micro Incorporated+                                                 $     2,811,620
   310,700  Omnicare Incorporated                                                            6,561,984
    96,100  Tech Data Corporation+                                                           2,537,040

                                                                                            11,910,644
                                                                                       ---------------

WHOLESALE TRADE-NONDURABLE GOODS - 2.34%
    239,400  Men's Wearhouse Incorporated+                                                   3,519,180
    184,600  Nu Skin Enterprises Incorporated                                                2,252,120
    208,600  School Specialty Incorporated+                                                  5,217,086

                                                                                            10,988,386
                                                                                       ---------------

TOTAL COMMON STOCK (COST $472,059,830)                                                     449,845,821
                                                                                       ---------------

PRINCIPAL                                                INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENT - 4.41%

REPURCHASE AGREEMENT - 4.41%
$20,756,455  Goldman Sachs & Company - 102%
             Collateralized by
             US Government Securities                         1.96%         10/1/02         20,756,455
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENT (COST $20,756,455)                                              20,756,455
                                                                                       ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $492,816,285)*                           100.07%                                 $   470,602,276
Other Assets and Liabilities, Net               (0.07)                                        (328,122)
                                               ------                                  ---------------
TOTAL NET ASSETS                               100.00%                                 $   470,274,154
                                               ------                                  ---------------

+  NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $496,112,101 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                       $   43,084,582
   Gross Unrealized Depreciation                          (68,594,407)
                                                       --------------
   NET UNREALIZED DEPRECIATION                         $  (25,509,825)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   SMALL COMPANY VALUE PORTFOLIO

SHARES    SECURITY NAME                                                                     VALUE
COMMON STOCK - 92.03%

APPAREL & ACCESSORY STORES - 0.69%
  88,760  American Eagle Outfitters Incorporated+                                      $     1,070,446
                                                                                       ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.86%
 105,562  Phillips-Van Heusen Corporation                                                    1,330,081
                                                                                       ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.85%
 178,646  Dollar Thrifty Automotive Group Incorporated+                                      2,867,268
                                                                                       ---------------

BUSINESS SERVICES - 5.37%
  84,420  Avocent Corporation+                                                               1,129,540
  84,100  EarthLink Incorporated+                                                            1,517,094
 136,400  Intergraph Corporation+                                                            2,331,076
  73,010  Kana Software Incorporated+                                                           58,408
 361,310  MPS Group Incorporated+                                                            2,095,598
 185,940  Rent-Way Incorporated+                                                               557,820
  75,450  United Rentals Incorporated+                                                         636,798

                                                                                             8,326,334
                                                                                       ---------------

CHEMICALS & ALLIED PRODUCTS - 4.92%
 184,100  Agrium Incorporated                                                                1,684,515
 142,870  Crompton Corporation                                                               1,435,844
  50,500  H B Fuller Company                                                                 1,343,300
 121,412  NL Industries                                                                      1,761,688
 221,950  USEC Incorporated                                                                  1,389,407

                                                                                             7,614,754
                                                                                       ---------------

COMMUNICATIONS - 1.90%
 136,370  Emmis Communications Corporation+                                                  2,591,030
  69,430  Regent Communications Incorporated+                                                  352,704

                                                                                             2,943,734
                                                                                       ---------------

CONSTRUCTION-SPECIAL TRADE CONTRACTORS - 1.43%
  71,958  Dycom Industries Incorporated+                                                       659,135
 108,800  Insituform Technologies Incorporated Class A+                                      1,561,171

                                                                                             2,220,306
                                                                                       ---------------

DOMESTIC DEPOSITORY INSTITUTIONS - 7.60%
 181,246  Brookline Bancorp Incorporated                                                     2,129,822
  66,560  Cullen/Frost Bankers Incorporated                                                  2,273,024
 187,930  Gold Banc Corporation Incorporated                                                 1,822,921
  47,710  PFF Bancorp Incorporated                                                           1,322,521
 140,200  Riggs National Corporation                                                         2,003,458
 131,970  Waypoint Financial Corporation                                                     2,225,014

                                                                                            11,776,760
                                                                                       ---------------

EATING & DRINKING PLACES - 1.52%
 103,660  Triarc Companies Incorporated+                                                     2,352,045
                                                                                       ---------------

                                       132

SHARES    SECURITY NAME                                                                     VALUE
ELECTRIC, GAS & SANITARY SERVICES - 5.50%
  87,370  DQE Incorporated                                                             $     1,310,550
 181,771  El Paso Electric Company+                                                          2,159,439
 113,300  Energen Corporation                                                                2,867,623
  60,235  UGI Corporation                                                                    2,189,542

                                                                                             8,527,154
                                                                                       ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
COMPUTER EQUIPMENT - 7.42%
 101,793  Actel Corporation+                                                                 1,058,647
 139,050  C&D Technologies Incorporated                                                      2,038,473
  54,050  Harman International Industries Incorporated                                       2,797,088
  99,330  Plexus Corporation+                                                                  918,803
 140,970  Technitrol Incorporated                                                            2,107,502
 100,000  Three-Five Systems Incorporated+                                                     464,000
 122,270  Tollgrade Communications Incorporated+                                               954,929
 105,870  Zoran Corporation+                                                                 1,164,570

                                                                                            11,504,012
                                                                                       ---------------

ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES - 0.88%
 143,800  Quintiles Transnational Corporation+                                               1,367,538
                                                                                       ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.83%
 192,360  Tower Automotive Incorporated+                                                     1,288,812
                                                                                       ---------------

FOOD & KINDRED PRODUCTS - 0.96%
  56,210  Interstate Bakeries Corporation                                                    1,493,500
                                                                                       ---------------

FOOD STORES - 0.64%
 108,000  Pathmark Stores Incorporated+                                                        988,200
                                                                                       ---------------

GENERAL MERCHANDISE STORES - 1.76%
 171,830  Saks Incorporated+                                                                 1,809,370
  69,982  Shopko Stores Incorporated+                                                          913,965

                                                                                             2,723,335
                                                                                       ---------------

HEALTH SERVICES - 1.85%
 354,530  Beverly Enterprises Incorporated+                                                    857,963
  86,700  RehabCare Group Incorporated+                                                      2,005,371

                                                                                             2,863,334
                                                                                       ---------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-CONTRACTORS - 0.92%
  86,540  Granite Construction Incorporated                                                  1,426,179
                                                                                       ---------------

HOLDING & OTHER INVESTMENT OFFICES - 3.26%
  56,440  CBL & Associates Properties Incorporated                                           2,187,050
  96,190  FelCor Lodging Trust Incorporated                                                  1,234,118
  68,650  Kilroy Realty Corporation                                                          1,627,692

                                                                                             5,048,860
                                                                                       ---------------

                                       133

SHARES    SECURITY NAME                                                                     VALUE
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES - 0.61%
  71,300  Aztar Corporation+                                                           $       941,873
                                                                                       ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 8.13%
 191,520  Computer Network Technology Corporation+                                             961,430
 137,700  Joy Global Incorporated+                                                           1,142,910
 249,400  Kulicke & Soffa Industries Incorporated+                                             748,200
 123,630  National-Oilwell Incorporated+                                                     2,395,949
  76,300  Robbins & Myers Incorporated                                                       1,422,995
  87,800  SanDisk Corporation+                                                               1,151,058
 611,400  Silicon Graphics Incorporated+                                                       501,348
  92,540  Terex Corporation+                                                                 1,563,926
 229,600  UNOVA Incorporated+                                                                1,129,632
  91,320  W-H Energy Services Incorporated+                                                  1,579,836

                                                                                            12,597,284
                                                                                       ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.79%
  68,960  Clark/Bardes Incorporated+                                                         1,226,798
                                                                                       ---------------

INSURANCE CARRIERS - 7.53%
 154,480  AMERIGROUP Corporation+                                                            5,184,349
 106,328  Harleysville Group Incorporated                                                    2,791,110
 110,680  Pacificare Health Systems+                                                         2,555,601
  67,020  Scottish Annuity & Life Holdings Limited                                           1,142,691

                                                                                            11,673,751
                                                                                       ---------------

LEATHER & LEATHER PRODUCTS - 0.59%
  66,140  Genesco Incorporated+                                                                912,732
                                                                                       ---------------

MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
 OPTICAL GOODS - 2.96%
  50,400  Arrow International Incorporated                                                   1,621,368
  55,800  Coherent Incorporated+                                                             1,018,350
  34,770  ESCO Technologies Incorporated+                                                    1,123,071
  79,700  Rudolph Technologies Incorporated+                                                   820,113

                                                                                             4,582,902
                                                                                       ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.12%
 166,790  Callaway Golf Company                                                              1,734,616
                                                                                       ---------------

MISCELLANEOUS RETAIL - 2.45%
 115,800  Duane Reade Incorporated+                                                          1,852,800
 115,310  Friedman's Incorporated Class A                                                      897,112
 105,040  Galyan's Trading Company Incorporated+                                             1,051,450

                                                                                             3,801,362
                                                                                       ---------------

NONDEPOSITORY CREDIT INSTITUTIONS - 1.68%
  88,260  Federal Agricultural Mortgage Corporation Class C+                                 2,604,553
                                                                                       ---------------

                                       134

SHARES    SECURITY NAME                                                                     VALUE
OIL & GAS EXTRACTION - 3.59%
  55,640  Cal Dive International Incorporated+                                         $     1,122,092
 262,910  Ultra Petroleum Corporation+                                                       2,195,299
 117,640  Unit Corporation+                                                                  2,252,806

                                                                                             5,570,197
                                                                                       ---------------

PAPER & ALLIED PRODUCTS - 2.28%
 159,900  Buckeye Technologies Incorporated+                                                 1,175,265
 125,230  Caraustar Industries Incorporated+                                                 1,170,901
  91,900  Pope & Talbot Incorporated                                                         1,180,915

                                                                                             3,527,081
                                                                                       ---------------

PRIMARY METAL INDUSTRIES - 3.27%
 191,325  AK Steel Holding Corporation+                                                      1,398,586
  92,520  Lone Star Technologies Incorporated+                                               1,096,362
  51,680  Precision Castparts Corporation                                                    1,120,422
  59,650  Texas Industries Incorporated                                                      1,448,302

                                                                                             5,063,672
                                                                                       ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 1.46%
 106,732  Spartech Corporation                                                               2,258,449
                                                                                       ---------------

TRANSPORTATION BY AIR - 2.31%
 145,980  Airborne Incorporated                                                              1,655,413
 253,180  Airtran Holdings Incorporated+                                                       787,390
 233,740  Frontier Airlines Incorporated+                                                    1,140,651

                                                                                             3,583,454
                                                                                       ---------------

TRANSPORTATION EQUIPMENT - 0.59%
 168,340  Wabash National Corporation                                                          910,719
                                                                                       ---------------

TRANSPORTATION SERVICES - 1.19%
  93,200  GATX Corporation                                                                   1,845,360
                                                                                       ---------------

WHOLESALE TRADE - DURABLE GOODS - 0.39%
  49,610  Dura Automotive Systems Incorporated+                                                607,723
                                                                                       ---------------

WHOLESALE TRADE - NONDURABLE GOODS - 0.93%
  73,525  International Multifoods Corporation+                                              1,441,090
                                                                                       ---------------

TOTAL COMMON STOCK (COST $169,772,374)                                                     142,616,268
                                                                                       ---------------

CLOSED END MUTUAL FUND - 0.99%
  90,790  Gladstone Capital Corporation                                                      1,532,534
                                                                                       ---------------

TOTAL CLOSED END MUTUAL FUND (COST $1,615,429)                                               1,532,534
                                                                                       ---------------

                                       135

SHARES    SECURITY NAME                                                                     VALUE
REAL ESTATE INVESTMENT TRUST - 5.09%
  57,520  EastGroup Properties Incorporated                                            $     1,423,620
 129,280  Glenborough Realty Trust Incorporated                                              2,624,384
 173,920  LaSalle Hotel Properties                                                           2,174,000
 193,980  Meristar Hospitality Corporation                                                   1,666,288

 TOTAL REAL ESTATE INVESTMENT TRUST (COST $7,457,477)                                        7,888,292
                                                                                       ---------------

PRINCIPAL                                                INTEREST RATE  MATURITY DATE
SHORT-TERM INVESTMENT - 4.00%

REPURCHASE AGREEMENT - 4.00%
$6,206,591  Goldman Sachs & Company - 102%
            Collateralized by
            US Government Securities                          1.96%         10/1/02          6,206,591
                                                                                       ---------------

TOTAL SHORT-TERM INVESTMENT (COST $6,206,591)                                                6,206,591
                                                                                       ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $185,051,871)*                           102.11%                                 $   158,243,685
Other Assets and Liabilities, Net               (2.11)                                      (3,269,258)
                                               ------                                  ---------------
TOTAL NET ASSETS                               100.00%                                 $   154,974,427
                                               ------                                  ---------------

+ NON-INCOME EARNING SECURITIES.
* COST FOR FEDERAL INCOME TAX PURPOSES IS $186,114,951 AND NET UNREALIZED DEPRECIATION CONSISTS OF:

   Gross Unrealized Appreciation                         $  11,046,145
   Gross Unrealized Depreciation                           (38,917,411)
                                                         -------------
   NET UNREALIZED DEPRECIATION                           $ (27,871,266)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THIS PAGE IS INTENTIONALLY LEFT BLANK --

CORE PORTFOLIOS         STATEMENTS OF ASSETS & LIABILITIES -- SEPTEMBER 30, 2002

                                                          DISCIPLINED              EQUITY                          INTERNATIONAL
                                                               GROWTH              INCOME              INDEX              EQUITY
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   Investments at cost                                $    56,569,771     $ 1,649,017,343    $ 1,267,342,458     $   602,957,661
   Repurchase Agreements                                    2,770,423          46,154,336         39,522,000          31,439,541
   Net unrealized appreciation (depreciation)              (1,487,327)         12,629,761       (143,377,982)       (137,243,990)
                                                      ---------------     ---------------    ---------------     ---------------
TOTAL INVESTMENTS AT VALUE                                 57,852,867       1,707,801,440      1,163,486,476         497,153,212
                                                      ---------------     ---------------    ---------------     ---------------
   Cash                                                        50,000              50,000             50,300             300,537
   Cash Collateral for securities loaned                    8,150,893          63,965,539        124,735,698          14,939,292
   Receivable for investments sold                          4,512,192                   0                  0              15,141
   Receivable for dividends and interest                       57,393           4,935,990          1,614,051           3,171,053
   Receivable for daily variation margin                            0                   0                  0                   0
   Receivable from Investment Advisor
    and Affiliates                                                  0                   0                  0                   0
                                                      ---------------     ---------------    ---------------     ---------------
TOTAL ASSETS                                               70,623,345       1,776,752,969      1,289,886,525         515,579,235
                                                      ---------------     ---------------    ---------------     ---------------
LIABILITIES
   Payable for investments purchased                        5,589,249                   0            155,274          18,510,699
   Payable for securities loaned                            8,150,893          63,965,539        124,735,698          14,939,292
   Payable for daily variation margin                               0                   0            554,050                   0
   Payable to custodian                                             0                   0                  0                   0
   Payable to investment adviser and affiliates                26,872             963,083            113,858             441,849
   Payable to other related parties                             3,398              14,633             12,178              22,141
   Accrued expenses and other liabilities                      38,792             108,221             49,607             623,514
                                                      ---------------     ---------------    ---------------     ---------------
TOTAL LIABILITIES                                          13,809,204          65,051,476        125,620,665          34,537,495
                                                      ---------------     ---------------    ---------------     ---------------
TOTAL NET ASSETS                                      $    56,814,141     $ 1,711,701,493    $ 1,164,265,860     $   481,041,740
                                                      ---------------     ---------------    ---------------     ---------------
SECURITIES ON LOAN, AT MARKET VALUE                   $     8,128,100     $    59,693,124    $   118,486,145     $    14,158,400

                                                            LARGE CAP
                                                         APPRECIATION
---------------------------------------------------------------------
ASSETS
INVESTMENTS:
   Investments at cost                                $    68,081,800
   Repurchase Agreements                                    1,257,466
   Net unrealized appreciation (depreciation)              (7,126,159)
                                                      ---------------
TOTAL INVESTMENTS AT VALUE                                 62,213,107
                                                      ---------------
   Cash                                                        50,000
   Cash Collateral for securities loaned                            0
   Receivable for investments sold                          1,752,370
   Receivable for dividends and interest                       40,602
   Receivable for daily variation margin                            0
   Receivable from Investment Advisor
    and Affiliates                                                  0
                                                      ---------------
TOTAL ASSETS                                               64,056,079
                                                      ---------------
LIABILITIES
   Payable for investments purchased                          651,594
   Payable for securities loaned                                    0
   Payable for daily variation margin                               0
   Payable to custodian                                             0
   Payable to investment adviser and affiliates                30,196
   Payable to other related parties                             9,660
   Accrued expenses and other liabilities                      41,091
                                                      ---------------
TOTAL LIABILITIES                                             732,541
                                                      ---------------
TOTAL NET ASSETS                                      $    63,323,538
                                                      ---------------
SECURITIES ON LOAN, AT MARKET VALUE                   $             0

                                       138

                                                                LARGE
                                                              COMPANY           SMALL CAP          SMALL CAP           SMALL CAP
                                                               GROWTH         BASIC VALUE              INDEX               VALUE
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   Investments at cost                                $ 2,322,156,798     $     8,676,315    $   158,068,245     $   114,700,493
   Repurchase Agreements                                   46,806,543                   0          9,244,000           3,396,172
   Net unrealized appreciation (depreciation)            (333,458,722)           (150,846)       (26,279,531)         14,415,135
                                                      ---------------     ---------------    ---------------     ---------------
TOTAL INVESTMENTS AT VALUE                              2,035,504,619           8,525,469        141,032,714         132,511,800
                                                      ---------------     ---------------    ---------------     ---------------
   Cash                                                        66,993                   0                  0              50,000
   Cash Collateral for securities loaned                  149,737,096                   0         17,749,881          28,584,556
   Receivable for investments sold                         10,191,226                   0          1,237,902             581,045
   Receivable for dividends and interest                      366,290               8,010             92,952              54,594
   Receivable for daily variation margin                            0                   0             34,825                   0
   Receivable from Investment Advisor
    and Affiliates                                                  0               3,997                  0                   0
                                                      ---------------     ---------------    ---------------     ---------------
TOTAL ASSETS                                            2,195,866,224           8,537,476        160,148,274         161,781,995
                                                      ---------------     ---------------    ---------------     ---------------
LIABILITIES
   Payable for investments purchased                       32,093,328             346,691          1,261,228                   0
   Payable for securities loaned                          149,737,096                   0          17,749,88         128,584,556
   Payable for daily variation margin                               0                   0                  0                   0
   Payable to custodian                                             0                   0             49,953                   0
   Payable to investment adviser and affiliates             1,296,373                   0             31,029              97,342
   Payable to other related parties                             1,670               6,169              6,686               4,169
   Accrued expenses and other liabilities                     219,730                   0             26,271              40,747
                                                      ---------------     ---------------    ---------------     ---------------
TOTAL LIABILITIES                                         183,348,197             352,860         19,125,048          28,726,814
                                                      ---------------     ---------------    ---------------     ---------------
TOTAL NET ASSETS                                      $ 2,012,518,027     $     8,184,616    $   141,023,226     $   133,055,181
                                                      ---------------     ---------------    ---------------     ---------------
SECURITIES ON LOAN, AT MARKET VALUE                   $   146,247,959     $             0    $    16,759,882     $    27,045,547

                                                                SMALL               SMALL
                                                              COMPANY             COMPANY
                                                               GROWTH               VALUE
-----------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   Investments at cost                                $   472,059,830     $   178,845,280
   Repurchase Agreements                                   20,756,455           6,206,591
   Net unrealized appreciation (depreciation)             (22,214,009)        (26,808,186)
                                                      ---------------     ---------------
TOTAL INVESTMENTS AT VALUE                                470,602,276         158,243,685
                                                      ---------------     ---------------
   Cash                                                        50,000              50,000
   Cash Collateral for securities loaned                   50,580,656          16,408,910
   Receivable for investments sold                          8,359,704             757,026
   Receivable for dividends and interest                      266,036             209,435
   Receivable for daily variation margin                            0                   0
   Receivable from Investment Advisor
    and Affiliates                                                  0                   0
                                                      ---------------     ---------------
TOTAL ASSETS                                              529,858,672         175,669,056
                                                      ---------------     ---------------
LIABILITIES
   Payable for investments purchased                        8,568,249           4,137,836
   Payable for securities loaned                           50,580,656          16,408,910
   Payable for daily variation margin                               0                   0
   Payable to custodian                                             0                   0
   Payable to investment adviser and affiliates               355,743              92,116
   Payable to other related parties                             6,998               8,097
   Accrued expenses and other liabilities                      72,872              47,670
                                                      ---------------     ---------------
TOTAL LIABILITIES                                          59,584,518          20,694,629
                                                      ---------------     ---------------
TOTAL NET ASSETS                                      $   470,274,154     $   154,974,427
                                                      ---------------     ---------------
SECURITIES ON LOAN, AT MARKET VALUE                   $    47,487,590     $    15,076,707

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CORE PORTFOLIOS                   STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED
                                                              SEPTEMBER 30, 2002

                                                     DISCIPLINED              EQUITY                           INTERNATIONAL
                                                          GROWTH              INCOME               INDEX              EQUITY
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                     $       670,228     $    49,063,251     $    21,086,581     $     5,705,458(1)
   Interest                                               36,493           1,549,516             819,478             335,322
   Securities lending                                     26,419             306,868             282,621             123,658
                                                 ---------------     ---------------     ---------------     ---------------
TOTAL INVESTMENT INCOME                                  733,140          50,919,635          22,188,680           6,164,438
                                                 ---------------     ---------------     ---------------     ---------------

EXPENSES
   Advisory fees                                         550,065          16,678,882           2,174,151           3,474,631
   Custody                                                14,668             444,770             289,887             811,856
   Accounting                                             71,067             135,177             111,775              30,910
   Legal                                                   1,809              31,096               6,666              14,229
   Audit                                                  17,250              23,250              22,250              25,250
   Directors' fees                                         5,726               5,726               5,726               5,726
   Other                                                   3,704              51,403              36,719                 615
                                                 ---------------     ---------------     ---------------     ---------------
TOTAL EXPENSES                                           664,289          17,370,304           2,647,174           4,363,217

LESS:
   Waived fees and reimbursed expenses                  (132,193)         (2,274,281)           (761,097)            (63,833)
   Net expenses                                          532,096          15,096,023           1,886,077           4,299,384
                                                 ---------------     ---------------     ---------------     ---------------
NET INVESTMENT INCOME (LOSS)                             201,044          35,823,612          20,302,603           1,865,054
                                                 ---------------     ---------------     ---------------     ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

NET REALIZED GAIN (LOSS) FROM:
   Securities                                         (7,501,610)        104,708,312         (25,203,511)        (44,310,692)
   Financial futures transactions                              0                   0          (9,036,801)                  0
                                                 ---------------     ---------------     ---------------     ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS             (7,501,610)        104,708,312         (34,240,312)        (44,310,692)
                                                 ---------------     ---------------     ---------------     ---------------

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
   Securities                                           (184,344)       (551,180,346)       (277,827,839)        (54,501,131)
   Financial futures transactions                              0                   0          (3,244,200)                  0
                                                 ---------------     ---------------     ---------------     ---------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENTS                         (184,344)       (551,180,346)       (281,072,039)        (54,501,131)
                                                 ---------------     ---------------     ---------------     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                      (7,685,954)       (446,472,034)       (315,312,351)        (98,811,823)
                                                 ---------------     ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $    (7,484,910)    $  (410,648,422)    $  (295,009,748)    $   (96,946,769)
                                                 ---------------     ---------------     ---------------     ---------------


                                                       LARGE CAP
                                                    APPRECIATION
----------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                     $       731,721
   Interest                                               78,427
   Securities lending                                          0
                                                 ---------------
TOTAL INVESTMENT INCOME                                  810,148
                                                 ---------------

EXPENSES
   Advisory fees                                         523,262
   Custody                                                14,950
   Accounting                                             69,933
   Legal                                                  22,691
   Audit                                                  12,000
   Directors' fees                                         5,726
   Other                                                  12,511
                                                 ---------------
TOTAL EXPENSES                                           661,073

LESS:
   Waived fees and reimbursed expenses                  (124,603)
   Net expenses                                          536,470
                                                 ---------------
NET INVESTMENT INCOME (LOSS)                             273,678
                                                 ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

NET REALIZED GAIN (LOSS) FROM:
   Securities                                        (13,227,935)
   Financial futures transactions                              0
                                                 ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS            (13,227,935
                                                 ---------------

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
   Securities                                         (3,489,903)
   Financial futures transactions                              0
                                                 ---------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENTS                       (3,489,903)
                                                 ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                     (16,717,838)
                                                 ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $   (16,444,160)
                                                 ---------------

                                       140

                                                           LARGE
                                                         COMPANY           SMALL CAP           SMALL CAP           SMALL CAP
                                                          GROWTH      BASIC VALUE(2)               INDEX               VALUE
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                     $    10,200,330     $           240     $     1,204,822     $     1,419,988
   Interest                                              748,069              10,210             223,220             235,224
   Securities lending                                    334,519                   0              79,123              76,001
                                                 ---------------     ---------------     ---------------     ---------------
TOTAL INVESTMENT INCOME                               11,282,918              10,450           1,507,165           1,731,213
                                                 ---------------     ---------------     ---------------     ---------------

EXPENSES
   Advisory fees                                      19,034,302               6,357             418,992           1,622,691
   Custody                                               507,581                 141              33,519              36,060
   Accounting                                            110,566               6,169              65,943              59,110
   Legal                                                  26,134               1,034               2,602               4,601
   Audit                                                  23,250                 916              17,250              17,250
   Directors' fees                                         5,726                 471               5,726               5,726
   Other                                                 110,406                 700              10,967               5,115
                                                 ---------------     ---------------     ---------------     ---------------
TOTAL EXPENSES                                        19,817,965              15,788             554,999           1,750,553

LESS:
   Waived fees and reimbursed expenses                   (24,441)             (8,647)            (10,306)            (47,837)
   Net expenses                                       19,793,524               7,141             544,693           1,702,716
                                                 ---------------     ---------------     ---------------     ---------------
NET INVESTMENT INCOME (LOSS)                          (8,510,606)              3,309             962,472              28,497
                                                 ---------------     ---------------     ---------------     ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

NET REALIZED GAIN (LOSS) FROM:
   Securities                                       (263,624,864)                  0             525,171           8,667,897
   Financial futures transactions                              0                   0          (1,021,351)                  0
                                                 ---------------     ---------------     ---------------     ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS           (263,624,864)                  0            (496,180)          8,667,897
                                                 ---------------     ---------------     ---------------     ---------------

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
   Securities                                       (314,984,633)           (150,846)         (4,352,248)         17,102,525
   Financial futures transactions                              0                   0            (542,776)                  0
                                                 ---------------     ---------------     ---------------     ---------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENTS                     (314,984,633)           (150,846)         (4,895,024)         17,102,525
                                                 ---------------     ---------------     ---------------     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                    (578,609,497)           (150,846)         (5,391,204)         25,770,422
                                                 ---------------     ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $  (587,120,103)    $      (147,537)    $    (4,428,732)    $    25,798,919
                                                 ---------------     ---------------     ---------------     ---------------

                                                           SMALL               SMALL
                                                         COMPANY             COMPANY
                                                          GROWTH               VALUE
------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                     $     2,434,179     $     2,384,690
   Interest                                              693,439             111,323
   Securities lending                                    202,297              55,418
                                                 ---------------     ---------------
TOTAL INVESTMENT INCOME                                3,329,915           2,551,431
                                                 ---------------     ---------------

EXPENSES
   Advisory fees                                       5,499,019           1,560,450
   Custody                                               122,200              34,676
   Accounting                                             83,107              77,446
   Legal                                                  14,129               2,041
   Audit                                                  19,250              17,250
   Directors' fees                                         5,726               5,726
   Other                                                  28,222               7,567
                                                 ---------------     ---------------
TOTAL EXPENSES                                         5,771,653           1,705,156

LESS:
   Waived fees and reimbursed expenses                    (1,872)           (337,276)
   Net expenses                                        5,769,781           1,367,880
                                                 ---------------     ---------------
NET INVESTMENT INCOME (LOSS)                          (2,439,866)          1,183,551
                                                 ---------------     ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

NET REALIZED GAIN (LOSS) FROM:
   Securities                                       (112,512,630)         16,735,398
   Financial futures transactions                              0                   0
                                                 ---------------     ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS           (112,512,630)         16,735,398
                                                 ---------------     ---------------

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
   Securities                                         (2,881,758)        (22,490,426)
   Financial futures transactions                              0                   0
                                                 ---------------     ---------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENTS                       (2,881,758)        (22,490,426)
                                                 ---------------     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                    (115,394,388)         (5,755,028)
                                                 ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $  (117,834,254)    $    (4,571,477)
                                                 ---------------     ---------------

(1) NET OF FOREIGN WITHHOLDING TAXES OF $1,503,843 FOR THE INTERNATIONAL EQUITY PORTFOLIO.
(2) THIS PORTFOLIO COMMENCED OPERATIONS ON AUGUST 30, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CORE PORTFOLIOS                              STATEMENTS OF CHANGES IN NET ASSETS

                                                                DISCIPLINED GROWTH                      EQUITY INCOME
                                                        ----------------------------------    ----------------------------------
                                                                FOR THE            FOR THE            FOR THE            FOR THE
                                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                          SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                                                   2002               2001               2002               2001
--------------------------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSETS                                    $    86,583,613    $   192,689,294    $ 2,197,292,559    $ 2,601,207,077

OPERATIONS:
   Net investment income (loss)                                 201,044            256,375         35,823,612         31,820,861
   Net realized gain (loss) from investments sold            (7,501,610)          (889,226)       104,708,312         94,370,787
   Net change in unrealized appreciation
    (depreciation) of investments                              (184,344)       (32,002,569)      (551,180,346)      (335,396,593)
                                                        ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (7,484,910)       (32,635,420)      (410,648,422)      (209,204,945)
                                                        ---------------    ---------------    ---------------    ---------------
   Transactions in Investors' Beneficial Interests
    Contributions                                            14,641,961         36,858,544        195,638,575        152,274,264
    Withdrawals                                             (36,926,523)      (110,328,805)      (270,581,219)      (346,983,837)
                                                        ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS
   IN INVESTORS' BENEFICIAL INTERESTS                       (22,284,562)       (73,470,261)       (74,942,644)      (194,709,573)
                                                        ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS                       (29,769,472)      (106,105,681)      (485,591,066)      (403,914,518)
                                                        ---------------    ---------------    ---------------    ---------------
ENDING NET ASSETS                                       $    56,814,141    $    86,583,613    $ 1,711,701,493    $ 2,197,292,559
                                                        ---------------    ---------------    ---------------    ---------------

                                       142

                                                                      INDEX                          INTERNATIONAL EQUITY
                                                        ----------------------------------    ----------------------------------
                                                                FOR THE            FOR THE            FOR THE            FOR THE
                                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                          SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                                                   2002               2001               2002               2001
--------------------------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSETS                                    $ 1,424,435,966    $ 1,799,244,320    $   257,314,234    $   316,235,786

OPERATIONS:
   Net investment income (loss)                              20,302,603         20,211,727          1,865,054          1,681,179
   Net realized gain (loss) from investments sold           (34,240,312)       (14,061,913)       (44,310,692)       (13,165,841)
   Net change in unrealized appreciation
    (depreciation) of investments                          (281,072,039)      (501,591,975)       (54,501,131)       (86,702,376)
                                                        ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         (295,009,748)      (495,442,161)       (96,946,769)       (98,187,038)
                                                        ---------------    ---------------    ---------------    ---------------
   Transactions in Investors' Beneficial Interests
    Contributions                                           237,444,416        249,152,143        416,685,661         67,786,926
    Withdrawals                                            (202,604,774)      (128,518,336)       (96,011,386)       (28,521,440)
                                                        ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS
   IN INVESTORS' BENEFICIAL INTERESTS                        34,839,642        120,633,807        320,674,275         39,265,486
                                                        ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS                      (260,170,106)      (374,808,354)       223,727,506        (58,921,552)
                                                        ---------------    ---------------    ---------------    ---------------
ENDING NET ASSETS                                       $ 1,164,265,860    $ 1,424,435,966    $   481,041,740    $   257,314,234
                                                        ---------------    ---------------    ---------------    ---------------

                                                             LARGE CAP APPRECIATION(1)
                                                        ----------------------------------
                                                                FOR THE            FOR THE
                                                             YEAR ENDED       PERIOD ENDED
                                                          SEPTEMBER 30,      SEPTEMBER 30,
                                                                   2002               2001
------------------------------------------------------------------------------------------
BEGINNING NET ASSETS                                    $    68,114,635    $             0

OPERATIONS:
   Net investment income (loss)                                 273,678             77,513
   Net realized gain (loss) from investments sold           (13,227,935)        (1,752,421)
   Net change in unrealized appreciation
    (depreciation) of investments                            (3,489,903)        (3,636,256)
                                                        ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          (16,444,160)        (5,311,164)
                                                        ---------------    ---------------
   Transactions in Investors' Beneficial Interests
    Contributions                                            23,402,710         77,279,799
    Withdrawals                                             (11,749,647)        (3,854,000)
                                                        ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS
   IN INVESTORS' BENEFICIAL INTERESTS                        11,653,063         73,425,799
                                                        ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS                        (4,791,097)        68,114,635
                                                        ---------------    ---------------
ENDING NET ASSETS                                       $    63,323,538    $    68,114,635
                                                        ---------------    ---------------

(1) THIS PORTFOLIO COMMENCED OPERATIONS ON AUGUST 31, 2001.
(2) THIS PORTFOLIO COMMENCED OPERATIONS ON AUGUST 30, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                 SMALL CAP
                                                               LARGE COMPANY GROWTH            BASIC VALUE(2)
                                                        ----------------------------------    ---------------
                                                                FOR THE            FOR THE            FOR THE
                                                             YEAR ENDED         YEAR ENDED       PERIOD ENDED
                                                          SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                                                   2002               2001               2002
-------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSETS                                    $ 2,315,623,182    $ 3,234,783,066    $             0

OPERATIONS:
   Net investment income (loss)                              (8,510,606)        (8,286,113)             3,309
   Net realized gain (loss) from investments sold          (263,624,864)       (12,671,689)                 0
   Net change in unrealized appreciation
    (depreciation) of investments                          (314,984,633)    (1,385,879,338)          (150,846)
                                                        ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
    from operations                                        (587,120,103)    (1,406,837,140)          (147,537)
                                                        ---------------    ---------------    ---------------
   Transactions in Investors' Beneficial Interests
    Contributions                                           516,547,612        688,447,499          8,842,650
    Withdrawals                                            (232,532,664)      (200,770,243)          (510,497)
                                                        ---------------    ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS
   IN INVESTORS' BENEFICIAL INTERESTS                       284,014,948        487,677,256          8,332,153
NET INCREASE (DECREASE) IN NET ASSETS                      (303,105,155)      (919,159,884)         8,184,616
                                                        ---------------    ---------------    ---------------
ENDING NET ASSETS                                       $ 2,012,518,027    $ 2,315,623,182    $     8,184,616
                                                        ---------------    ---------------    ---------------

                                                                  SMALL CAP INDEX
                                                        ----------------------------------
                                                                FOR THE            FOR THE
                                                             YEAR ENDED         YEAR ENDED
                                                          SEPTEMBER 30,      SEPTEMBER 30,
                                                                   2002               2001
------------------------------------------------------------------------------------------
BEGINNING NET ASSETS                                    $   146,650,353    $   182,875,588

OPERATIONS:
   Net investment income (loss)                                 962,472          1,542,758
   Net realized gain (loss) from investments sold              (496,180)         3,873,956
   Net change in unrealized appreciation
    (depreciation) of investments                            (4,895,024)       (25,727,315)
                                                        ---------------    ---------------
   Net increase (decrease) in net assets resulting
    from operations                                          (4,428,732)       (20,310,601)
                                                        ---------------    ---------------
   Transactions in Investors' Beneficial Interests
    Contributions                                            33,105,771         26,321,734
    Withdrawals                                             (34,304,166)       (42,236,368)
                                                        ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS
   IN INVESTORS' BENEFICIAL INTERESTS                        (1,198,395)       (15,914,634)
NET INCREASE (DECREASE) IN NET ASSETS                        (5,627,127)       (36,225,235)
                                                        ---------------    ---------------
ENDING NET ASSETS                                       $   141,023,226    $   146,650,353

                                       144

                                                                 SMALL CAP VALUE                     SMALL COMPANY GROWTH
                                                        ----------------------------------    ----------------------------------
                                                                FOR THE            FOR THE            FOR THE            FOR THE
                                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                          SEPTEMBER 30,      SEPTEMBER 30,       SEPTEMBER 30,     SEPTEMBER 30,
                                                                   2002               2001               2002               2001
--------------------------------------------------------------------------------------------------------------------------------
BEGINNING NET ASSETS                                    $   168,627,677    $   225,883,004    $   575,999,538    $   785,000,460

OPERATIONS:
   Net investment income (loss)                                  28,497            726,241         (2,439,866)        (1,159,897)
   Net realized gain (loss) from investments sold             8,667,897         (2,982,909)      (112,512,630)       (48,941,530)
   Net change in unrealized appreciation
    (depreciation) of investments                            17,102,525        (47,320,025)        (2,881,758)      (124,708,498)
                                                        ---------------    ---------------    ---------------    ---------------
   Net increase (decrease) in net assets resulting
    from operations                                          25,798,919        (49,576,693)      (117,834,254)      (174,809,925)
                                                        ---------------    ---------------    ---------------    ---------------
   Transactions in Investors' Beneficial Interests
    Contributions                                            33,930,738         41,563,601        109,244,979         79,317,915
    Withdrawals                                             (95,302,153)       (49,242,235)       (97,136,109)      (113,508,912)
                                                        ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS
   IN INVESTORS' BENEFICIAL INTERESTS                       (61,371,415)        (7,678,634)        12,108,870        (34,190,997)
NET INCREASE (DECREASE) IN NET ASSETS                       (35,572,496)       (57,255,327)      (105,725,384)      (209,000,922)
                                                        ---------------    ---------------    ---------------    ---------------
ENDING NET ASSETS                                       $   133,055,181    $   168,627,677    $   470,274,154    $   575,999,538
                                                        ---------------    ---------------    ---------------    ---------------

                                                               SMALL COMPANY VALUE
                                                        ----------------------------------
                                                                FOR THE            FOR THE
                                                             YEAR ENDED         YEAR ENDED
                                                          SEPTEMBER 30,      SEPTEMBER 30,
                                                                   2002               2001
------------------------------------------------------------------------------------------
BEGINNING NET ASSETS                                    $   147,838,358    $   183,942,825

OPERATIONS:
   Net investment income (loss)                               1,183,551          2,300,775
   Net realized gain (loss) from investments sold            16,735,398         36,231,040
   Net change in unrealized appreciation
    (depreciation) of investments                           (22,490,426)       (18,142,225)
                                                        ---------------    ---------------
   Net increase (decrease) in net assets resulting
    from operations                                          (4,571,477)        20,389,590
                                                        ---------------    ---------------
   Transactions in Investors' Beneficial Interests
    Contributions                                            53,306,792         23,177,082
    Withdrawals                                             (41,599,246)       (79,671,139)
                                                        ---------------    ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS
   IN INVESTORS' BENEFICIAL INTERESTS                        11,707,546        (56,494,057)
NET INCREASE (DECREASE) IN NET ASSETS                         7,136,069        (36,104,467)
                                                        ---------------    ---------------
ENDING NET ASSETS                                       $   154,974,427    $   147,838,358
                                                        ---------------    ---------------

(1) THIS PORTFOLIO COMMENCED OPERATIONS ON AUGUST 31, 2001.
(2) THIS PORTFOLIO COMMENCED OPERATIONS ON AUGUST 30, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

CORE PORTFOLIOS                                             FINANCIAL HIGHLIGHTS

                                                                        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                                       -----------------------------------------   PORTFOLIO
                                                                       NET INVESTMENT         NET          GROSS    TURNOVER
                                                                        INCOME (LOSS)    EXPENSES    EXPENSES(1)        RATE
----------------------------------------------------------------------------------------------------------------------------
DISCIPLINED GROWTH

October 1, 2001 to September 30, 2002                                            0.27%       0.73%          0.91%        156%
October 1, 2000 to September 30, 2001                                            0.15%       0.72%          0.82%        181%
October 1, 1999 to September 30, 2000                                            0.20%       0.75%          0.84%        106%
June 1, 1999 to September 30, 1999                                              (0.04)%      0.97%          1.02%         21%
June 1, 1998 to May 31, 1999                                                     0.15%       0.97%          1.02%         90%
October 1, 1997(2) to May 31, 1998                                               0.55%       1.01%          1.06%         68%

EQUITY INCOME

October 1, 2001 to September 30, 2002                                            1.61%       0.68%          0.78%         12%
October 1, 2000 to September 30, 2001                                            1.29%       0.68%          0.78%          3%
October 1, 1999 to September 30, 2000                                            1.42%       0.67%          0.76%          9%
June 1, 1999 to September 30, 1999                                               1.43%       0.54%          0.57%          5%
June 1, 1998 to May 31, 1999                                                     1.53%       0.55%          0.57%          3%
June 1, 1997(2) to May 31, 1998                                                  1.76%       0.52%          0.57%          3%

INDEX

October 1, 2001 to September 30, 2002                                            1.40%       0.13%          0.18%          4%
October 1, 2000 to September 30, 2001                                            1.23%       0.13%          0.18%          2%
October 1, 1999 to September 30, 2000                                            1.13%       0.13%          0.18%          8%
June 1, 1999 to September 30, 1999                                               1.25%       0.18%          0.23%         11%
June 1, 1998 to May 31, 1999                                                     1.35%       0.18%          0.23%          4%
June 1, 1997 to May 31, 1998                                                     1.60%       0.19%          0.24%          7%

INTERNATIONAL EQUITY

October 1, 2001 to September 30, 2002                                            0.54%       1.24%          1.26%         38%
October 1, 2000 to September 30, 2001                                            0.57%       1.27%          1.31%         33%
October 1, 1999 to September 30, 2000                                            0.06%       1.30%          1.39%         64%
June 1, 1999 to September 30, 1999                                               0.21%       1.40%          1.40%         11%
February 12, 1999(2) to May 31, 1999                                             1.92%       1.40%          1.45%         12%

LARGE CAP APPRECIATION

October 1, 2001 to September 30, 2002                                            0.37%       0.72%          0.88%        123%
August 31, 2001(2) to September 30, 2001                                         1.51%       0.72%          0.79%         10%

LARGE COMPANY GROWTH

October 1, 2001 to September 30, 2002                                           (0.34)%      0.78%          0.78%         18%
October 1, 2000 to September 30, 2001                                           (0.29)%      0.78%          0.78%         13%
October 1, 1999 to September 30, 2000                                           (0.30)%      0.77%          0.77%          9%
June 1, 1999 to September 30, 1999                                              (0.07)%      0.69%          0.72%          5%
June 1, 1998 to May 31, 1999                                                    (0.19)%      0.71%          0.72%         28%
June 1, 1997(2) to May 31, 1998                                                 (0.03)%      0.67%          0.73%         13%

SMALL CAP BASIC VALUE

August 30, 2002(2) to September 30, 2002                                         0.45%       0.98%          2.16%          0%

SMALL CAP INDEX

October 1, 2001 to September 30, 2002                                            0.57%       0.32%          0.33%         17%
October 1, 2000 to September 30, 2001                                            0.90%       0.32%          0.33%         25%
October 1, 1999 to September 30, 2000                                            1.03%       0.33%          0.34%         42%
June 1, 1999 to September 30, 1999                                               0.53%       0.44%          0.50%         23%
June 1, 1998 to May 31, 1999                                                     0.76%       0.44%          0.48%         26%
April 9, 1998(2) to May 31, 1998                                                 1.04%       0.52%          0.54%          2%

SMALL CAP VALUE

October 1, 2001 to September 30, 2002                                            0.02%       0.94%          0.97%         90%
October 1, 2000 to September 30, 2001                                            0.36%       0.83%          0.96%        131%
October 1, 1999 to September 30, 2000                                            0.08%       0.68%          1.00%        124%
June 1, 1999 to September 30, 1999                                              (0.32)%      1.06%          1.10%         49%
June 1, 1998 to May 31, 1999                                                    (0.20)%      1.05%          1.10%        108%
October 1, 1997(2) to May 31, 1998                                              (0.17)%      1.08%          1.13%         79%

                                       146

                                                                        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)
                                                                       -----------------------------------------   PORTFOLIO
                                                                       NET INVESTMENT         NET          GROSS    TURNOVER
                                                                        INCOME (LOSS)    EXPENSES    EXPENSES(1)        RATE
----------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH

October 1, 2001 to September 30, 2002                                           (0.40)%      0.94%          0.94%        169%
October 1, 2000 to September 30, 2001                                           (0.17)%      0.94%          0.94%        206%
October 1, 1999 to September 30, 2000                                           (0.28)%      0.94%          0.94%        203%
June 1, 1999 to September 30, 1999                                              (0.22)%      0.94%          0.98%         55%
June 1, 1998 to May 31, 1999                                                    (0.25)%      0.98%          0.98%        154%
June 1, 1997(2) to May 31, 1998                                                 (0.41)%      0.93%          0.98%        123%

SMALL COMPANY VALUE

October 1, 2001 to September 30, 2002                                            0.68%       0.79%          0.98%         98%
October 1, 2000 to September 30, 2001                                            1.32%       0.79%          0.97%         90%
October 1, 1999 to September 30, 2000                                            1.37%       0.81%          1.00%        114%
June 1, 1999 to September 30, 1999                                               0.83%       1.00%          1.04%         28%
June 1, 1998 to May 31, 1999                                                     0.76%       0.99%          1.04%         97%
June 1, 1997(2) to May 31, 1998                                                  0.69%       0.99%          1.04%         99%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CORE PORTFOLIOS                                    NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS

(1) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 5).

(2)  Commencement of operations.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS                                    CORE PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS CORE TRUST

1. ORGANIZATION

     Wells Fargo Core Trust ("Core Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Core Trust currently has 15 separate investment portfolios. These financial statements present the Disciplined Growth, Equity Income, Index, International Equity, Large Cap Appreciation, Large Company Growth, Small Cap Basic Value, Small Cap Index, Small Cap Value, Small Company Growth, and Small Company Value diversified portfolios (each, a "Portfolio" and collectively, the "Portfolios").

     Interests in the Portfolios are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies, which are consistently followed by Core Trust in the preparation of its financial statements, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange or the Nasdaq National Market are valued at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices. Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Board of Trustees.

     Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized.

     Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

     Foreign currency amounts are translated into U.S. dollars using the closing rates of exchange as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FUTURES CONTRACTS

     Each Portfolio may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Portfolio is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Portfolio is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On September 30, 2002, the Index and Small Cap Index Portfolios held the following long futures contracts:

                                                                                                      NET UNREALIZED
                                                                                       NOTIONAL        APPRECIATION
      CONTRACTS            PORTFOLIO                  TYPE       EXPIRATION DATE    CONTRACT VALUE    (DEPRECIATION)
      210 Long     Index Portfolio               S&P 500 Index    December 2002     $   42,787,500     $ (1,721,675)

       56 Long     Small Cap Index Portfolio      Russell 2000    December 2002         10,152,800         (180,950)

     The Index Portfolio has pledged two U.S. Treasury Bills with a par value of $1,440,000 and $2,005,000. The Small Cap Index Portfolio has pledged two U.S. Treasury Bills with a par value of $456,000 and $470,000.

REPURCHASE AGREEMENTS

     Each Portfolio may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other Portfolios advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the Portfolios' custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Portfolios are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations.

SECURITY LOANS

     The Portfolios may loan securities in return for securities and cash collateral which is invested in various short-term fixed income securities. The Portfolios may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Portfolio also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest. If the collateral falls to 100%, it will be brought back to 102%. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. Wells Fargo Funds Management, LLC receives 40% of income on security lending activities and covers the expenses associated with securities lending activities. As of September 30, 2002, the value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities.

FEDERAL INCOME TAXES

     Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of the Portfolios are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Portfolios regardless of whether such interest, dividends, or gains have been distributed by the Portfolios.

3. ADVISORY FEES

     The investment adviser of each Portfolio is Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management assumed investment advisory responsibilities for each Portfolio on March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, N.A. ("Wells Fargo Bank"), was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001. The Portfolios' adviser is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     Funds Management has retained the services of certain investment sub-advisers (Cadence Capital Management, Peregrine Capital Management, Inc., Smith Asset Management Group, L.P., and Wells Capital Management Incorporated) on selected Portfolios. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Portfolios to the adviser. These sub-advisers provided the same services to the predecessor portfolios.

      PORTFOLIO                         ADVISORY FEE          SUB-ADVISER                   SUB-ADVISORY FEE
      Disciplined Growth Portfolio          0.75%           Smith Asset Management                0-175 million, 0.35%

                                                                                                175-225 million, 0.00%

                                                                                                225-500 million, 0.25%

                                                                                       Greater than 500 million, 0.20%

      Equity Income Portfolio               0.75%         Wells Capital Management                0-200 million, 0.25%

                                                                                                200-400 million, 0.20%

                                                                                       Greater than 400 million, 0.15%

      Index Portfolio                       0.15%         Wells Capital Management                0-200 million, 0.02%

                                                                                       Greater than 200 million, 0.01%

      International Equity Portfolio        1.00%         Wells Capital Management                0-200 million, 0.35%

                                                                                       Greater than 200 million, 0.25%

      Large Cap Appreciation Portfolio      0.70%       Cadence Capital Management                0-250 million, 0.30%

                                                                                                250-500 million, 0.20%


                                                                                        500 million - 1 billion, 0.15%

                                                                                         Greater than 1 billion, 0.10%

      Large Company Growth Portfolio        0.75%     Peregrine Capital Management                 0-25 million, 0.75%

                                                                                                  25-50 million, 0.60%

                                                                                                 50-275 million, 0.50%

                                                                                       Greater than 275 million, 0.30%

      Small Cap Basic Value Portfolio       0.90%         Wells Capital Management                0-200 million, 0.25%

                                                                                       Greater than 200 million, 0.20%

      Small Cap Index Portfolio             0.25%         Wells Capital Management                0-200 million, 0.02%

                                                                                        Greater than 200 million,0.01%

      Small Cap Value Portfolio             0.90%           Smith Asset Management                0-110 million, 0.45%

                                                                                                110-150 million, 0.00%

                                                                                                150-300 million, 0.30%

                                                                                       Greater than 300 million, 0.25%

      Small Company Growth Portfolio        0.90%     Peregrine Capital Management                 0-50 million, 0.90%

                                                                                                 50-180 million, 0.75%

                                                                                                180-340 million, 0.65%

                                                                                                340-685 million, 0.50%

                                                                                                685-735 million, 0.52%

                                                                                        Greater than 735 million 0.55%

      Small Company Value Portfolio         0.90%     Peregrine Capital Management                0-175 million, 0.50%

                                                                                       Greater than 175 million, 0.75%

4. OTHER FEES AND TRANSACTIONS WITH AFFILIATES

     Currently, there are no administration fees charged to the Portfolios at the core level. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank, MN"), serves as the custodian for each Portfolio and may appoint certain sub-custodians to custody those Portfolios' foreign securities and assets held in foreign countries. Wells Fargo Bank, MN receives a fee with respect to each Portfolio at an annual rate of 0.02% of each Portfolio's average daily net assets, with the exception of the International Equity Portfolio effective September 1, 2002.

     Wells Fargo Bank, MN receives a fee with respect to the International Equity Portfolio at an annual rate of 0.10% of the Portfolio's average daily net assets. Prior to September 1, 2002, Wells Fargo Bank, MN received a fee at an annual rate of 0.25% of the average daily assets for these services.

     Forum Accounting Services, LLC (Forum) provides portfolio accounting and interestholder recordkeeping services to each Portfolio. For these services, Forum is entitled to receive a fixed monthly fee, a basis point fee of 0.0025% of the average daily net assets of each portfolio, and will be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

5. WAIVED FEES AND REIMBURSED EXPENSES

     For the year ended September 30, 2002, fees waived by Funds Management were as follows:

      PORTFOLIO                                                     FEES WAIVED BY FUNDS MANAGEMENT
      Disciplined Growth Portfolio                                          $       132,193

      Equity Income Portfolio                                                     2,274,281

      Index Portfolio                                                               761,097

      International Equity Portfolio                                                 63,833

      Large Cap Appreciation Portfolio                                              124,603

      Large Company Growth Portfolio                                                 24,441

      Small Cap Basic Value Portfolio                                                 8,647

      Small Cap Index Portfolio                                                      10,306

      Small Cap Value Portfolio                                                      47,837

      Small Company Growth Portfolio                                                  1,872

      Small Company Value Portfolio                                                 337,276

6. INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for each Portfolio for the year ended September 30, 2002 were as follows:

                          AGGREGATE PURCHASES AND SALES

      PORTFOLIO                                            PURCHASES AT COST     SALES PROCEEDS
      Disciplined Growth Portfolio                          $  108,661,048       $  129,786,602

      Equity Income Portfolio                                  249,997,614          290,889,863

      Index Portfolio                                           95,585,208           53,853,077

      International Equity Portfolio                           359,973,966          129,179,088

      Large Cap Appreciation Portfolio                          97,930,281           86,449,814

      Large Company Growth Portfolio                           770,105,038          433,631,792

      Small Cap Basic Value Portfolio                            4,746,798                    0

      Small Cap Index Portfolio                                 26,409,525           27,006,044

      Small Cap Value Portfolio                                151,016,733          153,404,597

      Small Company Growth Portfolio                         1,010,813,694          990,864,985

      Small Company Value Portfolio                            176,438,476          164,342,806

INDEPENDENT AUDITORS' REPORT                                     CORE PORTFOLIOS

TO THE BOARD OF TRUSTEES AND INTERESTHOLDERS OF WELLS FARGO CORE TRUST:

     We have audited the accompanying statements of assets and liabilities of Disciplined Growth Portfolio, Equity Income Portfolio, Index Portfolio, International Equity Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Basic Value Portfolio, Small Cap Index Portfolio, Small Cap Value Portfolio, Small Company Growth Portfolio, and Small Company Value Portfolio, eleven portfolios of Wells Fargo Core Trust, (collectively the "Portfolios"), including the portfolios of investments as of September 30, 2002, and the related statements of operations for the year or period then ended, the statements of changes in net assets for the periods presented on pages 142 to 145 and the financial highlights for the periods presented on pages 146 and 147. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios of Wells Fargo Core Trust as of September 30, 2002, the results of their operations, changes in their net assets and their financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

   KPMG LLP

   San Francisco, California
   November 8, 2002

CORE PORTFOLIOS                                                BOARD OF TRUSTEES

BOARD OF TRUSTEES

     The following table provides basic information about the Board of Trustees ("Trustees") of the Trust and supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 90 funds comprising the Trust, Wells Fargo Funds Trust, and Wells Fargo Variable Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

INTERESTED TRUSTEES**

                            POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***    PAST FIVE YEARS                     OTHER DIRECTORSHIPS
   Robert C. Brown          Trustee                 Retired. Director, Federal          None
   71                       since 1992              Farm Credit Banks Funding
                                                    Corporation and Farm Credit
                                                    System Financial Assistance
                                                    Corporation until February
                                                    1999.

   W. Rodney Hughes         Trustee                 Private Investor.                   Barclays Global Investors
   76                       since 1987                                                  Funds / Master Investment
                                                                                        Portfolio (23 Portfolios)

   J. Tucker Morse          Trustee                 Private Investor/Real Estate        None
   58                       since 1987              Developer; Chairman of
                                                    White Point Capital, LLC.

NON-INTERESTED TRUSTEES

                            POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE***    PAST FIVE YEARS                     OTHER DIRECTORSHIPS
   Thomas S. Goho           Trustee                 Wake Forest University,             None
   60                       since 1987              Calloway School of Business
                                                    and Accountantcy, Benson-
                                                    Pruitt Professorship since
                                                    1999, Associate Professor of
                                                    Finance 1994 - 1999.

   Peter G. Gordon          Trustee                 Chairman, CEO, and Co-              None
   60                       since 1998              Founder of Crystal Geyser
                            (Lead Trustee           Water Company and President
                            since 2001)             of Crystal Geyser Roxane
                                                    Water Company.

   Richard M. Leach         Trustee                 President of Richard M. Leach       None
   69                       since 1987              Associates (a financial
                                                    consulting firm).

   Timothy J. Penny         Trustee                 Senior Counselor to the public      None
   50                       since 1996              relations firm of Himle-Horner
                                                    and Senior Fellow at the
                                                    Humphrey Institute,
                                                    Minneapolis, Minnesota
                                                    (a public policy organization).

   Donald C. Willeke        Trustee                 Principal in the law firm of        None
   62                       since 1996              Willeke & Daniels.

OFFICERS

                            POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE       PAST FIVE YEARS                     OTHER DIRECTORSHIPS
   Michael J. Hogan         President               Executive Vice President of         None
   43                       Since 2000              Wells Fargo Bank, N.A.
                                                    President of Wells Fargo
                                                    Funds Management, LLC since
                                                    March 2001. Senior Vice
                                                    President of Wells Fargo Bank,
                                                    N.A. from April 1997 to
                                                    July 1999. Vice President of
                                                    American Express Financial
                                                    Advisors until April 1997.

                                       154

                            POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE             LENGTH OF SERVICE       PAST FIVE YEARS                     OTHER DIRECTORSHIPS
   Karla M. Rabusch         Treasurer               Senior Vice President of Wells      None
   43                       Since 2000              Fargo Bank, N.A. Senior Vice
                                                    President and Chief
                                                    Administrative Officer of
                                                    Wells Fargo Funds Management,
                                                    LLC since March 2001. Vice
                                                    President of Wells Fargo Bank,
                                                    N.A. from December 1997 to
                                                    May 2000. Prior thereto,
                                                    Director of Managed Assets
                                                    Investment Accounting of
                                                    American Express Financial
                                                    Advisors until November 1997.

   C. David Messman         Secretary               Vice President and Senior           None
   42                       Since 2000              Counsel of Wells Fargo Bank,
                                                    N.A. Vice President and
                                                    Secretary of Wells Fargo Funds
                                                    Management, LLC since
                                                    March 2001.

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222.
 ** Currently, three of the eight Trustees are considered "interested persons" of the Trusts as defined in the Investment Company Act of 1940. Two of the interested Trustees, Robert C. Brown and W. Rodney Hughes, own securities of Wells Fargo & Company, and one of the interested Trustees, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.
*** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

CORE PORTFOLIOS                                            LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG        -- Association of Bay Area Governments
ADR         -- American Depository Receipts
AMBAC       -- American Municipal Bond Assurance Corporation
AMT         -- Alternative Minimum Tax
ARM         -- Adjustable Rate Mortgages
BART        -- Bay Area Rapid Transit
CDA         -- Community Development Authority
CDSC        -- Contingent Deferred Sales Charge
CGIC        -- Capital Guaranty Insurance Company
CGY         -- Capital Guaranty Corporation
CMT         -- Constant Maturity Treasury
COFI        -- Cost of Funds Index
Connie Lee  -- Connie Lee Insurance Company
COP         -- Certificate of Participation
CP          -- Commercial Paper
CTF         -- Common Trust Fund
DW&P        -- Department of Water & Power
DWR         -- Department of Water Resources
EDFA        -- Education Finance Authority
FGIC        -- Financial Guaranty Insurance Corporation
FHA         -- Federal Housing Authority
FHLB        -- Federal Home Loan Bank
FHLMC       -- Federal Home Loan Mortgage Corporation
FNMA        -- Federal National Mortgage Association
FRN         -- Floating Rate Notes
FSA         -- Financial Security Assurance, Inc
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
HFFA        -- Health Facilities Financing Authority
IDA         -- Industrial Development Authority
LIBOR       -- London Interbank Offered Rate
LLC         -- Limited Liability Corporation
LOC         -- Letter of Credit
LP          -- Limited Partnership
MBIA        -- Municipal Bond Insurance Association
MFHR        -- Multi-Family Housing Revenue
MUD         -- Municipal Utility District
MTN         -- Medium Term Note
PCFA        -- Pollution Control Finance Authority
PCR         -- Pollution Control Revenue
PFA         -- Public Finance Authority
PLC         -- Private Placement
PSFG        -- Public School Fund Guaranty
RAW         -- Revenue Anticipation Warrants
RDA         -- Redevelopment Authority
RDFA        -- Redevelopment Finance Authority
R&D         -- Research & Development
SFMR        -- Single Family Mortgage Revenue
TBA         -- To Be Announced
TRAN        -- Tax Revenue Anticipation Notes
USD         -- Unified School District
V/R         -- Variable Rate
WEBS        -- World Equity Benchmark Shares

THIS PAGE IS INTENTIONALLY LEFT BLANK --

THIS PAGE IS INTENTIONALLY LEFT BLANK --

DATED MATERIAL                                              PRSRT STD
PLEASE EXPEDITE                                           U.S. POSTAGE
                                                              PAID
                                                           CANTON, MA
                                                          PERMIT #313


More information about WELLS FARGO FUNDS is available free upon request. To obtain literature, please write or call:

WELLS FARGO FUNDS
PO Box 8266
Boston, MA 02266-8266

WELLS FARGO FUNDS Investor Services: 1-800-222-8222

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WELLS FARGO FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc.

                                                                  AR 002 (09/02)